UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

Matthew H. Scanlan

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2012 Annual Report

All data as of December 31, 2012

RS Growth Funds

Class A, C, K, and Y Shares

•	RS Small Cap Growth Fund

•	RS Select Growth Fund

•	RS Mid Cap Growth Fund

•	RS Growth Fund

•	RS Technology Fund

•	RS Small Cap Equity Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund*	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund*
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

We’ve made outstanding progress toward the objectives we set out early in the year. This includes expanding the number of investment solutions we offer, continuing to produce competitive performance, and strengthening the firm’s operational, risk, and compliance capabilities.

1. New emerging markets capacity

In November we added 11 experienced emerging markets investment professionals to our roster. The team will assume management of the RS Emerging Markets Fund and the RS Greater China Fund in March 2013, adding critical capacity to high-demand strategies and expanding our footprint across the globe. This high-caliber group brings an investment philosophy, experience, and client focus that complement our dedicated investment management approach.

2. Competitive performance

We’re equally proud of the performance RS Funds produced in 2012. Overall, long-term performance remains strong across most of the RS Funds family — a testament to the firm’s talented analysts and portfolio managers.

3. Operational excellence

Risk management and operational best practices have always been a primary focus at RS Investments. We continue to refine our operational, risk management, and compliance platforms to ensure our investment professionals are supported by a robust platform that can also streamline how we add investment strategies in the future.

Looking beyond 2013

I don’t see any slowdown in how quickly our industry is changing. The pressure to consistently and effectively deliver to our clients is relentless. To answer this challenge, we’re putting ourselves in a strong position to take advantage of industry and macro trends by designing a clear roadmap for the future. We’re looking at prospective product needs, reviewing our distribution methods, streamlining and enhancing our performance tracking, and making sure we have the right organizational structure to deliver investment solutions to you, our shareholders.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with RS. Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for
Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS SMALL CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•

Small-cap growth stocks, as measured by the Russell 2000® Growth Index,[1] delivered solid positive performance in 2012, aided by improving economic news, as well as attractive valuations and a pickup in merger and acquisition activity early in the year.

•

RS Small Cap Growth Fund outperformed the benchmark Russell 2000® Growth Index for the 12-month period ended December 31, 2012. The Fund’s relative performance was supported by stock selection in the energy, financial services, technology, and consumer discretionary sectors. Stock selection in the materials and producer durables sectors detracted from relative performance.

•

RS Small Cap Growth Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets, as measured by the S&P 500® Index,2 started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Against this backdrop, small-cap growth stocks delivered strong performance, aided by more attractive valuations and a pickup in IPO and merger and acquisition activity. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. Market sentiment improved by the end of the summer, as the U.S. Federal Reserve (the Fed) and other world central banks announced additional quantitative easing steps to help stimulate the global economy. In September, news of the Fed’s “QE3” easing package helped to spur the S&P 500® Index to its highest close in nearly five years. Political uncertainty contributed to heightened market volatility at year-end, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect on January 1, 2013. The prospect of a significant fiscal drag on economic growth in 2013 led many enterprises and consumers to scale back their spending plans, and triggered profit taking by investors eager to take capital gains ahead of potential tax law changes. Despite this heightened volatility, the S&P 500® Index and other major market indices still ended the year with solid gains.

Fund Performance Overview

RS Small Cap Growth Fund (Class A Shares) returned 14.77% over the 12 months ended December 31, 2012, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 14.59%.

4	www.RSinvestments.com

RS SMALL CAP GROWTH FUND

Portfolio Review

The Fund’s performance relative to the benchmark was aided by stock selection in the energy sector, due in part to an investment in Geospace Technologies Corp. Geospace provides state-of-the-art wireless equipment used to gather and analyze seismic data integral to oil and gas drilling. Geospace is seeking to capitalize on the rollout of wireless seismic recording systems, which it anticipates will replace the industry’s legacy wireline network.

Relative performance was also supported by several investments in the healthcare sector, although the sector detracted from overall performance. Biopharmaceutical company Medivation Inc. focuses on the development of small molecule drugs to address serious diseases for which there are limited treatment options. Medivation’s stock gained support from expectations surrounding its new prostate cancer drug, which was approved by the U.S. Food and Drug Administration in August.

A pickup in merger and acquisition activity in the healthcare area also benefited Fund performance, especially early in the year. Inhibitex Inc., one of the Fund’s top- contributing holdings for 2012, was acquired by pharmaceutical company Bristol- Myers Squibb Co. for $2.5 billion. Inhibitex is an early-stage biotech company focused on oral, small-molecule compounds to treat viral infections such as hepatitis C.

On a negative note, Amicus Therapeutics Inc. was a detractor for the period. Investors have been focused on the company’s much-awaited, experimental treatment for Fabry disease, a rare genetic disorder. Late in the year, the company reported that the new drug failed to meet its primary objectives in late-stage clinical trials. This development cast a shadow on the drug’s approval prospects, and the stock sold off sharply.

Other detractors included energy sector holding CARBO Ceramics Inc., a company that makes a key material used in the hydraulic fracturing, or fracking, process to extract oil and natural gas. Downward volatility in natural gas prices dampened the company’s earnings prospects earlier in the year, and we chose to exit the position.

Our investment in SemiLEDs Corp., a Taiwan-based manufacturer of LED chips and components, also hindered relative performance. While the company continues to report solid top-line revenue growth, it has seen its profit margins squeezed by competitive pressures. We maintained a scaled-back position in the stock, given the long-term growth prospects we believe are tied to the expanded use of LED lighting technology.

Outlook

We believe that markets could remain volatile until investors and decision makers gain more clarity on the outlook for government spending and fiscal policy. At the same time, we believe that the combination of modest U.S. inflation, low interest rates, and the Fed’s accommodative monetary policy will provide a favorable environment for small-cap stocks. We remain focused on identifying what we believe are well-managed,

www.RSinvestments.com	5

RS SMALL CAP GROWTH FUND

well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment. We continue to spend much of our time visiting companies in person and seeing firsthand how they are adapting to changing conditions.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

6	www.RSinvestments.com

RS SMALL CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $618,251,224

Top Ten Holdings[3]

Holding	% of Total Net Assets
AmTrust Financial Services, Inc.	2.23%
Elizabeth Arden, Inc.	1.99%
Microsemi Corp.	1.97%
Aspen Technology, Inc.	1.76%
Jazz Pharmaceuticals PLC	1.74%
Beacon Roofing Supply, Inc.	1.73%
Grand Canyon Education, Inc.	1.72%
Hexcel Corp.	1.72%
WEX, Inc.	1.72%
Aruba Networks, Inc.	1.68%
Total	18.26%

Sector Allocation[4]

1

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	7

RS SMALL CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/30/87)
without sales charge	14.77%	12.70%	2.83%	9.32%	12.76%
with maximum sales charge	9.31%	10.88%	1.83%	8.80%	12.53%
Class C Shares (9/6/07)
without sales charge	14.07%	11.41%	1.54%	—	1.47%
with sales charge	13.07%	11.41%	1.54%	—	1.47%
Class K Shares (1/22/07)	14.15%	12.07%	2.13%	—	4.00%
Class Y Shares (5/1/07)	15.15%	13.10%	3.19%	—	4.26%
Russell 2000® Growth Index[1]	14.59%	12.82%	3.49%	9.80%	8.12%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), Class K shares (1/22/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2012: $10,807 (Class C), $12,627 (Class K), and $12,670 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

8	www.RSinvestments.com

RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•

Despite a backdrop of economic and political uncertainty, small- and mid-cap stocks, as measured by the Russell 2000® Index[1] and the Russell Midcap® Index,[2] delivered solid gains in 2012, aided by low interest rates and signs of improvement in the U.S. economy.

•

RS Select Growth Fund delivered strong positive performance for the 12-month period ended December 31, 2012 while also outperforming both the Russell 2500® Growth Index[3] and Russell 2000® Growth Index.[4] Stock selection in the technology, financial services, consumer discretionary and consumer staples sectors aided Fund performance relative to the Russell 2500® Growth Index. Stock selection in the healthcare, producer durables and utilities sectors detracted from relative performance.

•

RS Select Growth Fund seeks long-term capital growth by normally investing in small- and mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets, as measured by the S&P 500® Index,5 started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. Market sentiment improved by the end of the summer, as the U.S. Federal Reserve (the Fed) and other world central banks announced additional quantitative easing steps to help stimulate the global economy. In September, news of the Fed’s “QE3” easing package helped to spur the S&P 500® Index to its highest close in nearly five years. Political uncertainty contributed to heightened market volatility at year-end, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect on January 1, 2013. The prospect of a significant fiscal drag on economic growth in 2013 led many enterprises and consumers to scale back their spending plans, and triggered profit taking by investors eager to take capital gains ahead of potential tax law changes. Despite this heightened volatility, the S&P 500® Index and other major market indices still ended the year with solid gains.

Fund Performance Overview

RS Select Growth Fund (Class A Shares) gained 18.61% for the 12 months ended December 31, 2012, outperforming the benchmark Russell 2500® Growth Index and the benchmark Russell 2000® Growth Index, which returned 16.13% and 14.59%, respectively, for the 12-month period.

www.RSinvestments.com	9

RS SELECT GROWTH FUND

Portfolio Review

The Fund’s performance relative to the Russell 2500® Growth Index was supported by stock selection in the financial services sector. One standout positive contributor was Portfolio Recovery Associates Inc., a company that buys delinquent debt from credit card companies and other creditors and then deploys technology and its proprietary debt collection methods to recover payment. Portfolio Recovery has been able to sustain strong profit margins and we remain positive on the outlook for its business.

In the consumer discretionary area, apparel company Under Armour Inc. delivered strong share price performance, aided by the popularity of its branded sporting apparel and its recent foray into the $31 billion athletic footwear market. The company continues to track well relative to our anchor points, which are quantifiable metrics indicating a company’s potential long-term growth trajectory, and we remain positive on its long-term growth potential.

In the technology sector, relative performance was aided by an investment in Aspen Technology Inc. Aspen Technology provides software and services to process-intensive industries such as oil and gas, chemicals, and pharmaceuticals. Their products aid in process design, production planning, and economic evaluation and simulation. We believe that the stock’s outperformance was driven by strong execution and the importance of their software to their customers, which has motivated demand even in uncertain economic times.

On a negative note, Riverbed Technology Inc., a cloud computing–related investment, was one of the Fund’s largest detractors for the period. Riverbed Technology supplies networking equipment that helps to ensure a faster cloud computing experience. We were disappointed with the company’s business execution and sales trends, and opted to exit the position.

Tempur-Pedic International Inc., a foam mattress company, was another negative contributor. The company has faced heightened price competition in its key market niche, and we decided to liquidate our holdings in the company.

Another detractor, healthcare services provider HMS Holdings Corp., helps government and private healthcare payors avoid and recover losses from fraud, waste and abuse. Our investment in the stock reflected our interest in companies that may benefit from the drive toward increased cost containment and expanded coverage in the healthcare area. Nonetheless, HMS Holdings faced some execution issues in 2012, and we decided to sell our holdings in the company.

Outlook

We believe that markets could remain volatile until investors and decision makers gain more clarity on the outlook for government spending and fiscal policy. At the same time,

10	www.RSinvestments.com

RS SELECT GROWTH FUND

we believe that the combination of modest U.S. inflation, low interest rates, and the Fed’s accommodative monetary policy will provide a favorable environment for small- and mid-cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment. We continue to spend much of our time visiting companies in person and seeing firsthand how they are adapting to changing conditions.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

www.RSinvestments.com	11

RS SELECT GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $311,018,347

Top Ten Holdings[6]

Holding	% of Total Net Assets
AmTrust Financial Services, Inc.	3.23%
WEX, Inc.	2.54%
Jazz Pharmaceuticals PLC	2.50%
Heartland Payment Systems, Inc.	2.48%
Elizabeth Arden, Inc.	2.44%
Microsemi Corp.	2.42%
Beacon Roofing Supply, Inc.	2.40%
Aruba Networks, Inc.	2.37%
Hexcel Corp.	2.36%
MarketAxess Holdings, Inc.	2.24%
Total	24.98%

Sector Allocation[7]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
7	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

12	www.RSinvestments.com

RS SELECT GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/1/96)
without sales charge	18.61%	17.99%	5.89%	9.94%	10.90%
with maximum sales charge	12.96%	16.09%	4.86%	9.40%	10.58%
Class C Shares (11/15/07)
without sales charge	17.72%	16.85%	4.86%	—	4.47%
with sales charge	16.72%	16.85%	4.86%	—	4.47%
Class K Shares (2/12/07)	17.51%	17.04%	4.73%	—	5.76%
Class Y Shares (5/1/09)	18.96%	18.38%	—	—	23.25%
Russell 2500® Growth Index[3]	16.13%	13.78%	4.07%	10.55%	6.86%	*
Russell 2000® Growth Index[4]	14.59%	12.82%	3.49%	9.80%	5.16%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), Class K shares (2/12/07), and Class Y shares (5/1/09) would have the following values as of December 31, 2012: $12,514 (Class C), $13,900 (Class K), and $21,529 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	13

RS MID CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•	Mid-cap growth stocks, as measured by the Russell Midcap® Growth Index,[1] delivered solid positive performance in 2012.

•

RS Mid Cap Growth Fund delivered positive performance; however, the Fund underperformed the benchmark Russell Midcap® Growth Index. Stock selection in the consumer discretionary, technology, and materials sectors detracted from relative returns. Relative performance was assisted by stock selection in the financial services, producer durables, healthcare, and consumer staples sectors.

•	RS Mid Cap Growth Fund seeks long-term capital growth by normally investing in mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets, as measured by the S&P 500® Index,2 started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. Market sentiment improved by the end of the summer, as the U.S. Federal Reserve (the Fed) and other world central banks announced additional quantitative easing steps to help stimulate the global economy. In September, news of the Fed’s “QE3” easing package helped to spur the S&P 500® Index to its highest close in nearly five years. Political uncertainty contributed to heightened market volatility at year-end, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect on January 1, 2013. The prospect of a significant fiscal drag on economic growth in 2013 led many enterprises and consumers to scale back their spending plans, and triggered profit taking by investors eager to take capital gains ahead of potential tax law changes. Despite this heightened volatility, the S&P 500® Index and other major market indices still ended the year with solid gains.

Fund Performance Overview

RS Mid Cap Growth Fund (Class A Shares) gained 14.85% for the 12 months ended December 31, 2012, underperforming the benchmark Russell Midcap® Growth Index, which returned 15.81%.

14	www.RSinvestments.com

RS MID CAP GROWTH FUND

Portfolio Review

Retail holding Dollar General Corp. detracted from relative performance. Dollar General’s freestanding stores sell consumer products at steep discounts, but the company has recently seen its profit margins threatened by heightened price competition. We decided to exit the position while we looked for consumer stocks with more attractive long-term earnings growth potential.

We also sold our investment in Tempur-Pedic International Inc., a pioneer in the therapeutic foam mattress industry. Tempur-Pedic has recently seen its market leadership eroded by steep price cutting by competitors. While we liquidated our investment earlier in the year, Tempur-Pedic was nonetheless one of the Fund’s largest negative contributors for the period.

The Fund’s biggest detractor in the technology space was Riverbed Technology Inc., a supplier of networking equipment that helps to ensure a faster computing experience for workers accessing remote applications through the cloud computing model. While we remain optimistic on long-term potential in the cloud computing space, we were disappointed with Riverbed’s business execution and sales trends, and opted to exit the position.

The Fund’s performance relative to the Russell Midcap® Growth Index was supported by stock selection in the healthcare sector, and in particular from our investment in biotech company Regeneron Pharmaceuticals Inc. Regeneron has benefited from strong early demand for its drug Eylea, an injectable treatment for wet age-related macular degeneration, a common cause of blindness in the elderly. Eylea has now received regulatory approval in both the United States and Europe, and is taking market share away from competing treatments in the same market.

The Fund’s relative performance also benefited our holding in Middleby Corp., a supplier of restaurant and cooking equipment. Middleby continues to benefit from its strong portfolio of premium brands and its global distribution network. We believe that it is well-positioned to capitalize on an upgrade cycle in the food services business, as restaurants and other enterprises look for ways to reduce costs through increased automation.

Ulta Salon, Cosmetics & Fragrance Inc. was another positive contributor during the year. The retailer has continued to gain market share by offering a broad range of beauty products, from high-end brand names and salon products to discount lines.

Outlook

We believe that markets could remain volatile until investors and decision makers gain more clarity on the outlook for government spending and fiscal policy. At the same time,

www.RSinvestments.com	15

RS MID CAP GROWTH FUND

we believe that the combination of modest U.S. inflation, low interest rates, and the Fed’s accommodative monetary policy will provide a favorable environment for stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment. We continue to spend much of our time visiting companies in person and seeing firsthand how they are adapting to changing conditions.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

16	www.RSinvestments.com

RS MID CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $66,132,222

Top Ten Holdings[3]

Holding	% of Total Net Assets
McCormick & Co., Inc.	2.57%
Jazz Pharmaceuticals PLC	2.56%
Beacon Roofing Supply, Inc.	2.54%
AmTrust Financial Services, Inc.	2.49%
Hexcel Corp.	2.39%
Ulta Salon, Cosmetics & Fragrance, Inc.	2.32%
Cabela’s, Inc.	2.28%
WEX, Inc.	2.24%
Alexion Pharmaceuticals, Inc.	2.24%
Limited Brands, Inc.	2.22%
Total	23.85%

Sector Allocation[4]

1

Russell Midcap® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	17

RS MID CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	14.85%	13.24%	-0.79%	8.49%	8.24%
with maximum sales charge	9.37%	11.41%	-1.76%	7.97%	7.94%
Class C Shares (5/21/07)
without sales charge	13.78%	12.10%	-1.81%	—	-1.19%
with sales charge	12.78%	12.10%	-1.81%	—	-1.19%
Class K Shares (12/4/06)	14.18%	12.59%	-1.44%	—	0.83%
Class Y Shares (5/1/07)	15.16%	13.54%	-0.52%	—	0.92%
Russell Midcap® Growth Index[1]	15.81%	12.91%	3.23%	10.32%	7.87%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2012: $9,350 (Class C), $10,517 (Class K), and $10,535 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

18	www.RSinvestments.com

RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•	Large-cap growth stocks, as measured by the Russell 1000® Growth Index,[1] delivered solid positive performance in 2012, but underperformed the broader S&P 500® Index.[2]

•

RS Growth Fund underperformed the benchmark Russell 1000® Growth Index for the 12-month period. The Fund’s stock selection in the energy, producer durables, and consumer discretionary sectors weighed on relative performance. Performance was aided by stock selection in the financial services, consumer staples and healthcare sectors.

•	RS Growth Fund seeks long-term capital growth by normally investing in large-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets, as measured by the S&P 500® Index, started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. Market sentiment improved by the end of the summer, as the U.S. Federal Reserve (the Fed) and other world central banks announced additional quantitative easing steps to help stimulate the global economy. In September, news of the Fed’s “QE3” easing package helped to spur the S&P 500® Index to its highest close in nearly five years. Political uncertainty contributed to heightened market volatility at year-end, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect on January 1, 2013. The prospect of a significant fiscal drag on economic growth in 2013 led many enterprises and consumers to scale back their spending plans, and triggered profit taking by investors eager to take capital gains ahead of potential tax law changes. Despite this heightened volatility, the S&P 500® Index and other major market indices still ended the year with solid gains.

Fund Performance Overview

RS Growth Fund (Class A Shares) returned 14.36% over the 12 months ended December 31, 2012, underperforming the benchmark Russell 1000® Growth Index, which gained 15.26% for the same period.

www.RSinvestments.com	19

RS GROWTH FUND

Portfolio Review

Uncertainty surrounding the global economic outlook created a challenging environment for the Fund’s energy-related stocks. These included Concho Resources Inc. and Pioneer Natural Resources Co., two independent oil and gas exploration companies with operations in the United States and abroad. Both were major detractors from the Fund’s relative performance for the year.

A number of the Fund’s retail holdings also struggled in what was often a challenging consumer spending environment. Detractors included Dollar General Corp., a retail chain that sells consumer brands at steep discounts. The company has faced heightened price competition in its deep discount market niche. We decided to liquidate our investment while we looked for consumer stocks with more attractive long-term earnings growth potential.

Facebook Inc. was a strong positive contributor in the technology sector. Our interest in Facebook reflects the potential we see tied to the use of social networking and the graphing of online social relationships and browsing and buying behavior to guide marketing decisions and messaging. Now that third-party tools are making it easier to measure the effectiveness of social networking marketing, we believe Facebook is well-positioned to capitalize on this market evolution.

The Fund’s strongest positive contributor for the year was Gilead Sciences Inc., a pharmaceuticals company that continues to benefit from its leading franchise in the HIV treatment market and its growing presence in the hepatitis C (HCV) market. The company’s next-generation, interferon-free treatment for HCV performed well in clinical trials in late 2012.

eBay Inc. was another strong positive contributor. The Internet commerce pioneer has benefited from the rising volume of merchandise offered through its signature website, as well as from continued growth in its PayPal online payments business.

Outlook

We believe that markets could remain volatile until investors and decision makers gain more clarity on the outlook for government spending and fiscal policy. At the same time, we believe that the combination of modest U.S. inflation, low interest rates, and the Fed’s accommodative monetary policy will provide a favorable environment for stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment. We continue to spend much of our time visiting companies in person and seeing first-hand how they are adapting to changing conditions.

20	www.RSinvestments.com

RS GROWTH FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

www.RSinvestments.com	21

RS GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $101,792,982

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	5.79%
Gilead Sciences, Inc.	4.14%
Philip Morris International, Inc.	3.21%
eBay, Inc.	3.03%
EMC Corp.	2.69%
The Home Depot, Inc.	2.50%
Qualcomm, Inc.	2.44%
Whole Foods Market, Inc.	2.23%
MasterCard, Inc., Class A	2.15%
FleetCor Technologies, Inc.	2.15%
Total	30.33%

Sector Allocation[4]

1

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

22	www.RSinvestments.com

RS GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/12/92)
without sales charge	14.36%	8.73%	-0.99%	7.92%	8.60%
with maximum sales charge	8.90%	6.99%	-1.95%	7.39%	8.35%
Class C Shares (6/29/07)
without sales charge	13.39%	7.47%	-2.06%	—	-1.32%
with sales charge	12.39%	7.47%	-2.06%	—	-1.32%
Class K Shares (11/27/06)	13.72%	8.11%	-1.50%	—	0.83%
Class Y Shares (5/1/07)	14.77%	9.04%	-0.76%	—	0.91%
Russell 1000® Growth Index[1]	15.26%	11.35%	3.12%	7.52%	7.33%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2012: $9,293 (Class C), $10,519 (Class K), and $10,525 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	23

RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•	Technology stocks, as measured by the S&P North American Technology Sector Index™,[1] delivered positive performance in 2012.

•

RS Technology Fund, which invests across the capitalization spectrum, underperformed the S&P North American Technology Sector Index™ for the 12-month period ended December 31, 2012. A number of the Fund’s smaller-cap holdings detracted from relative returns.

•	RS Technology Fund seeks long-term capital growth by investing in technology companies that we believe have greater long-term earnings potential relative to market expectations.

Market Overview

Equity markets, as measured by the S&P 500® Index,2 started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Against this backdrop, technology-related stocks delivered strong performance, supported by expectations for higher corporate IT spending in the second half of the year. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. Market sentiment improved by the end of the summer, as the U.S. Federal Reserve (the Fed) and other world central banks announced additional quantitative easing steps to help stimulate the global economy. In September, news of the Fed’s “QE3” easing package helped to spur the S&P 500® Index to its highest close in nearly five years. Political uncertainty contributed to heightened market volatility at year-end, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect on January 1, 2013. The prospect of a significant fiscal drag on economic growth in 2013 led many enterprises and consumers to scale back their spending, and triggered profit taking by investors eager to take their capital gains ahead of potential tax law changes. Despite this heightened volatility, the S&P 500® Index and other major market indices still ended the year with solid gains.

Fund Performance Overview

RS Technology Fund (Class A Shares) returned 8.30% in the 12 months ended December 31, 2012, underperforming a 15.23% return by the S&P North American Technology Sector Index™ and a 16.00% return by the broader S&P 500® Index.

Portfolio Review

The past 12 months have been marked by significant shifts in investor sentiment and tolerance for risk, dynamics that broadly impacted the technology sector. Within this

24	www.RSinvestments.com

RS TECHNOLOGY FUND

environment, the Fund remained focused on finding innovative companies across the market cap spectrum that we believe possess strong management teams, solid revenue growth, and proprietary technology. We continue to focus on identifying the market leaders of tomorrow in a range of technology-driven market sectors, and believe this strategy has the potential to deliver solid long-term performance for the Fund.

Among the Fund’s largest detractors for the past 12 months were several companies in the hardware space. These detractors included OCZ Technology Group Inc., a supplier of high performance, customizable solid-state drives for data storage, and Silicon Graphics International Corp., a maker of rack-mounted computer servers used in large-scale data centers. We sold both investments given our concerns about their near-term growth prospects. Another detractor was Calix, Inc. Calix makes data switches for bandwidth-related equipment, and we expected sales of this equipment to accelerate in 2012. Instead, capital expenditure purchases were delayed and the company was not able to meet its earnings expectations. We chose to exit the position.

The Fund’s largest individual holding was Apple Inc. The stock delivered strong performance for the year, aided by solid demand for the company’s new iPhones and iPads. Despite our significant stake in Apple, the stock held a smaller weighting in the Fund than it did in the benchmark index. As a result, the Fund was less able to capitalize on Apple’s strong 2012 share price performance. Nonetheless, we stand by our positioning from a risk management standpoint. We opted to scale back our position in Apple at year-end due to some caution over the company’s long-term revenue growth potential as the market for smart phones and other devices starts to mature.

On a positive note, the Fund’s relative performance was aided by an investment in Cree Inc., a leading supplier of cutting-edge electronic semiconductor components used in LED lighting. In our view, LED lighting has growth potential within the $20 – $30 billion lighting market, as consumers and business users discover the ultimate cost savings associated with this energy-saving technology.

Fund performance was also aided by an investment in Aruba Networks Inc., a supplier of high-end wireless local area networks. In our view, Aruba Networks is well-positioned to benefit from the ongoing migration of enterprise IT systems to mobile devices and cloud-based applications.

The Fund also held a modest investment in biopharmaceutical company Gilead Sciences Inc., a company that is using technology to formulate innovative treatments for

www.RSinvestments.com	25

RS TECHNOLOGY FUND

debilitating health conditions. The stock delivered strong performance in 2012, supported by Gilead’s leading franchise in the HIV treatment market and expectations tied to its next-generation treatment for hepatitis C.

Outlook

As we look ahead, we remain optimistic on long-term prospects for technology investments and for the full spectrum of technology companies. We continue to position the Fund to capitalize on what we view as promising trends such as industry consolidation, expanding data traffic, cloud computing, social networking, demand for IT efficiency, and state-of-the-art cyber security.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

26	www.RSinvestments.com

RS TECHNOLOGY FUND

Characteristics (unaudited)

Total Net Assets: $168,234,881

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	7.24%
Google, Inc., Class A	5.61%
Qualcomm, Inc.	4.60%
Microsoft Corp.	4.21%
eBay, Inc.	3.75%
Amazon.com, Inc.	3.42%
Aruba Networks, Inc.	3.34%
SAP AG, ADR	3.10%
Salesforce.com, Inc.	3.07%
EMC Corp.	2.78%
Total	41.12%

Sector Allocation[4]

1	The S&P North American Technology Sector Index™ is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.
2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	27

RS TECHNOLOGY FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	8.30%	9.11%	2.24%	12.33%	7.80%
with maximum sales charge	3.18%	7.36%	1.25%	11.78%	7.49%
Class C Shares (5/2/07)
without sales charge	7.51%	8.26%	1.32%	—	3.51%
with sales charge	6.51%	8.26%	1.32%	—	3.51%
Class K Shares (1/19/07)	7.79%	8.47%	1.58%	—	5.04%
Class Y Shares (5/1/07)	8.70%	9.44%	2.59%	—	4.97%
S&P North American Technology Sector IndexTM 1	15.23%	8.77%	3.54%	9.40%	7.29%	*
S&P 500® Index[2]	16.00%	10.87%	1.66%	7.10%	7.19%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), Class K shares (1/19/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2012: $12,161 (Class C), $13,401 (Class K), and $13,164 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

28	www.RSinvestments.com

RS SMALL CAP EQUITY FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•

Small-cap growth stocks, as measured by the Russell 2000® Growth Index,[1] delivered solid positive performance in 2012, aided by improving economic news, as well as attractive valuations and a pickup in merger and acquisition activity early in the year.

•

RS Small Cap Equity Fund outperformed the benchmark Russell 2000® Growth Index for the 12-month period ended December 31, 2012. The Fund’s relative performance was supported by stock selection in the energy, financial services, technology, and consumer discretionary sectors. Stock selection in the materials and producer durables sectors detracted from relative performance.

•

RS Small Cap Equity Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets, as measured by the S&P 500® Index,2 started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Against this backdrop, small-cap growth stocks delivered strong performance, aided by more attractive valuations and a pickup in IPO and merger and acquisition activity. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. Market sentiment improved by the end of the summer, as the U.S. Federal Reserve (the Fed) and other world central banks announced additional quantitative easing steps to help stimulate the global economy. In September, news of the Fed’s “QE3” easing package helped to spur the S&P 500® Index to its highest close in nearly five years. Political uncertainty contributed to heightened market volatility at year-end, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect on January 1, 2013. The prospect of a significant fiscal drag on economic growth in 2013 led many enterprises and consumers to scale back their spending plans, and triggered profit taking by investors eager to take capital gains ahead of potential tax law changes. Despite this heightened volatility, the S&P 500® Index and other major market indices still ended the year with solid gains.

Fund Performance Overview

RS Small Cap Equity Fund (Class A Shares) returned 14.78% over the 12 months period ended December 31, 2012, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 14.59%.

www.RSinvestments.com	29

RS SMALL CAP EQUITY FUND

Portfolio Review

The Fund’s performance relative to the benchmark was aided by stock selection in the energy sector, due in part to an investment in Geospace Technologies Corp. Geospace provides state-of-the-art wireless equipment used to gather and analyze seismic data integral to oil and gas drilling. Geospace is seeking to capitalize on the rollout of wireless seismic recording systems, which it anticipates will replace the industry’s legacy wireline network.

Relative performance was also supported by several investments in the healthcare sector, although the sector detracted from performance overall. Biopharmaceutical company Medivation Inc. focuses on the development of small molecule drugs to address serious diseases for which there are limited treatment options. Medivation’s stock gained support from expectations surrounding its new prostate cancer drug, which was approved by the U.S. Food and Drug Administration in August.

A pickup in merger and acquisition activity in the healthcare area benefited Fund performance, especially early in the year. Inhibitex Inc., one of the Fund’s top-contributing holdings for 2012, was acquired by pharmaceutical company Bristol-Myers Squibb Co. for $2.5 billion. Inhibitex is an early-stage biotech company focused on oral, small-molecule compounds to treat viral infections such as hepatitis C.

On a negative note, Amicus Therapeutics Inc. was a major detractor for the period. Investors have been focused on the company’s much-awaited, experimental treatment for Fabry disease, a rare genetic disorder. Late in the year, the company reported that the new drug failed to meet its primary objectives in late-stage clinical trials. This development cast a shadow on the drug’s approval prospects, and the stock sold off sharply.

Other detractors included energy sector holding CARBO Ceramics Inc., a company that makes a key material used in the hydraulic fracturing, or fracking, process to extract oil and natural gas. Downward volatility in natural gas prices dampened the company’s earnings prospects earlier in the year, and we chose to exit the position.

Our investment in SemiLEDs Corp., a Taiwan-based manufacturer of LED chips and components, also hindered relative performance. While the company continues to report solid top-line revenue growth, it has seen its profit margins squeezed by competitive pressures. We maintained a scaled-back position in the stock given the long-term growth prospects we believe are tied to the expanded use of LED lighting technology.

Outlook

We believe that markets could remain volatile until investors and decision makers gain more clarity on the outlook for government spending and fiscal policy. At the same time,

30	www.RSinvestments.com

RS SMALL CAP EQUITY FUND

we believe that the combination of modest U.S. inflation, low interest rates, and the Fed’s accommodative monetary policy will provide a favorable environment for small-cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

www.RSinvestments.com	31

RS SMALL CAP EQUITY FUND

Characteristics (unaudited)

Total Net Assets: $94,878,239

Top Ten Holdings[3]

Holding	% of Total Net Assets
AmTrust Financial Services, Inc.	2.19%
Elizabeth Arden, Inc.	1.95%
Microsemi Corp.	1.93%
Aspen Technology, Inc.	1.73%
Cyberonics, Inc.	1.73%
Jazz Pharmaceuticals PLC	1.73%
WEX, Inc.	1.71%
Beacon Roofing Supply, Inc.	1.70%
Hexcel Corp.	1.70%
Grand Canyon Education, Inc.	1.70%
Total	18.07%

Sector Allocation[4]

1

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

32	www.RSinvestments.com

RS SMALL CAP EQUITY FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	14.78%	12.76%	4.74%	9.75%	8.07%
with maximum sales charge	9.36%	10.95%	3.73%	9.22%	7.74%
Class C Shares (8/7/00)
without sales charge	13.81%	11.74%	3.79%	8.72%	3.39%
with sales charge	12.81%	11.74%	3.79%	8.72%	3.39%
Class K Shares (5/15/01)	14.53%	12.42%	4.43%	9.41%	6.27%
Class Y Shares (5/1/07)	15.10%	12.99%	4.95%	—	3.68%
Russell 2000® Growth Index[1]	14.59%	12.82%	3.49%	9.80%	5.42%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2012: $23,076 (Class C), $24,585 (Class K), and $12,274 (Class Y). While Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	33

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
RS Small Cap Growth Fund	Class A	$1,000.00	$1,045.90	$6.94	1.35%
	Class C	$1,000.00	$1,045.10	$7.66	1.49%
	Class K	$1,000.00	$1,043.30	$9.40	1.83%
	Class Y	$1,000.00	$1,047.90	$5.04	0.98%

34	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
RS Select Growth Fund	Class A	$1,000.00	$1,086.30	$7.08	1.35%
	Class C	$1,000.00	$1,081.90	$11.41	2.18%
	Class K	$1,000.00	$1,079.30	$13.59	2.60%
	Class Y	$1,000.00	$1,087.90	$5.67	1.08%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,043.10	$6.57	1.28%
	Class C	$1,000.00	$1,038.00	$11.88	2.32%
	Class K	$1,000.00	$1,038.90	$9.69	1.89%
	Class Y	$1,000.00	$1,044.00	$5.34	1.04%
RS Growth Fund	Class A	$1,000.00	$1,029.80	$7.25	1.42%
	Class C	$1,000.00	$1,026.70	$10.85	2.13%
	Class K	$1,000.00	$1,026.50	$10.39	2.04%
	Class Y	$1,000.00	$1,031.90	$5.87	1.15%
RS Technology Fund	Class A	$1,000.00	$983.70	$8.18	1.64%
	Class C	$1,000.00	$979.90	$12.04	2.42%
	Class K	$1,000.00	$981.90	$9.81	1.97%
	Class Y	$1,000.00	$985.10	$6.39	1.28%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,045.50	$7.20	1.40%
	Class C	$1,000.00	$1,040.90	$11.70	2.28%
	Class K	$1,000.00	$1,044.40	$8.22	1.60%
	Class Y	$1,000.00	$1,046.60	$6.02	1.17%
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,018.35	$6.85	1.35%
	Class C	$1,000.00	$1,017.65	$7.56	1.49%
	Class K	$1,000.00	$1,015.94	$9.27	1.83%
	Class Y	$1,000.00	$1,020.21	$4.98	0.98%
RS Select Growth Fund	Class A	$1,000.00	$1,018.35	$6.85	1.35%
	Class C	$1,000.00	$1,014.18	$11.04	2.18%
	Class K	$1,000.00	$1,012.07	$13.15	2.60%
	Class Y	$1,000.00	$1,019.71	$5.48	1.08%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,018.70	$6.50	1.28%
	Class C	$1,000.00	$1,013.47	$11.74	2.32%
	Class K	$1,000.00	$1,015.63	$9.58	1.89%
	Class Y	$1,000.00	$1,019.91	$5.28	1.04%
RS Growth Fund	Class A	$1,000.00	$1,018.00	$7.20	1.42%
	Class C	$1,000.00	$1,014.43	$10.79	2.13%
	Class K	$1,000.00	$1,014.88	$10.33	2.04%
	Class Y	$1,000.00	$1,019.36	$5.84	1.15%
RS Technology Fund	Class A	$1,000.00	$1,016.89	$8.31	1.64%
	Class C	$1,000.00	$1,012.97	$12.25	2.42%
	Class K	$1,000.00	$1,015.23	$9.98	1.97%
	Class Y	$1,000.00	$1,018.70	$6.50	1.28%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,018.10	$7.10	1.40%
	Class C	$1,000.00	$1,013.67	$11.54	2.28%
	Class K	$1,000.00	$1,017.09	$8.11	1.60%
	Class Y	$1,000.00	$1,019.25	$5.94	1.17%
*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.RSinvestments.com	35

This Page Intentionally Left Blank

Financial Information

Year Ended December 31, 2012

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2012	Shares	Value
Common Stocks – 97.9%
Aerospace – 3.0%
HEICO Corp., Class A	280,411	$8,967,544
Teledyne Technologies, Inc.(1)	146,800	9,552,276

		18,519,820
Asset Management & Custodian – 1.0%
Financial Engines, Inc.(1)	220,133	6,108,691

		6,108,691
Back Office Support, HR and Consulting – 1.0%
Huron Consulting Group, Inc.(1)	187,590	6,319,907

		6,319,907
Banks: Diversified – 1.2%
Signature Bank(1)	107,749	7,686,814

		7,686,814
Biotechnology – 7.4%
Aegerion Pharmaceuticals, Inc.(1)	159,934	4,060,724
Amicus Therapeutics, Inc.(1)	1,053,617	2,823,694
ARIAD Pharmaceuticals, Inc.(1)	201,300	3,860,934
Cubist Pharmaceuticals, Inc.(1)	149,300	6,279,558
Exact Sciences Corp.(1)	443,020	4,691,582
KYTHERA Biopharmaceuticals, Inc.(1)	181,610	5,510,047
Medivation, Inc.(1)	100,562	5,144,752
NPS Pharmaceuticals, Inc.(1)	599,347	5,454,058
Orexigen Therapeutics, Inc.(1)	655,900	3,456,593
Seattle Genetics, Inc.(1)	202,750	4,703,800

		45,985,742
Building Materials – 1.4%
Trex Co., Inc.(1)	228,000	8,488,440

		8,488,440
Building: Roofing, Wallboard & Plumbing – 1.7%
Beacon Roofing Supply, Inc.(1)	320,790	10,675,891

		10,675,891
Chemicals: Diversified – 1.5%
Rockwood Holdings, Inc.	182,000	9,001,720

		9,001,720
Communications Technology – 2.1%
Aruba Networks, Inc.(1)	501,600	10,408,200
Procera Networks, Inc.(1)	141,902	2,632,282

		13,040,482
Computer Services, Software & Systems – 16.6%
Aspen Technology, Inc.(1)	394,045	10,891,404

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2012	Shares	Value
Computer Services, Software & Systems (continued)
BroadSoft, Inc.(1)	169,280	$6,149,942
Demand Media, Inc.(1)	490,330	4,555,166
Ellie Mae, Inc.(1)	217,000	6,021,750
ExactTarget, Inc.(1)	432,272	8,645,440
Fortinet, Inc.(1)	436,050	9,187,574
Gartner, Inc.(1)	100,041	4,603,887
Infoblox, Inc.(1)	478,879	8,605,456
InterXion Holding N.V.(1)	337,930	8,029,217
Proofpoint, Inc.(1)	354,610	4,365,249
Sourcefire, Inc.(1)	170,000	8,027,400
SPS Commerce, Inc.(1)	233,290	8,694,718
Tangoe, Inc.(1)	402,120	4,773,164
Ultimate Software Group, Inc.(1)	109,486	10,336,573

		102,886,940
Consumer Lending – 1.5%
Portfolio Recovery Associates, Inc.(1)	86,252	9,216,889

		9,216,889
Cosmetics – 2.0%
Elizabeth Arden, Inc.(1)	273,050	12,289,980

		12,289,980
Diversified Materials & Processing – 1.7%
Hexcel Corp.(1)	395,108	10,652,112

		10,652,112
Drug & Grocery Store Chains – 0.8%
Natural Grocers by Vitamin Cottage, Inc.(1)	244,441	4,666,379

		4,666,379
Education Services – 1.7%
Grand Canyon Education, Inc.(1)	454,257	10,661,412

		10,661,412
Electronic Components – 0.7%
InvenSense, Inc.(1)	372,342	4,136,719

		4,136,719
Financial Data & Systems – 3.1%
Heartland Payment Systems, Inc.	291,300	8,593,350
WEX, Inc.(1)	140,896	10,619,331

		19,212,681
Foods – 1.9%
The Hain Celestial Group, Inc.(1)	148,670	8,060,887
WhiteWave Foods Co., Class A(1)	252,170	3,918,722

		11,979,609

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2012	Shares	Value
Health Care Services – 3.3%
Acadia Healthcare Co., Inc.(1)	279,660	$6,524,468
ICON PLC, ADR(1)	194,800	5,407,648
Team Health Holdings, Inc.(1)	300,608	8,648,492

		20,580,608
Insurance: Property-Casualty – 2.2%
AmTrust Financial Services, Inc.	479,949	13,769,737

		13,769,737
Leisure Time – 1.4%
Life Time Fitness, Inc.(1)	170,400	8,385,384

		8,385,384
Machinery: Industrial – 3.8%
Altra Holdings, Inc.	171,755	3,787,198
DXP Enterprises, Inc.(1)	117,900	5,785,353
Middleby Corp.(1)	73,100	9,372,151
Proto Labs, Inc.(1)	115,300	4,545,126

		23,489,828
Machinery: Specialty – 1.0%
Graco, Inc.	123,597	6,364,009

		6,364,009
Medical & Dental Instruments & Supplies – 2.4%
Align Technology, Inc.(1)	185,918	5,159,225
Conceptus, Inc.(1)	271,600	5,706,316
Globus Medical, Inc., Class A(1)	369,760	3,878,782

		14,744,323
Medical Equipment – 2.9%
Cyberonics, Inc.(1)	193,035	10,140,129
Dexcom, Inc.(1)	571,432	7,777,189

		17,917,318
Metal Fabricating – 1.5%
RBC Bearings, Inc.(1)	179,656	8,995,376

		8,995,376
Office Supplies & Equipment – 1.2%
Steelcase, Inc., Class A	592,100	7,543,354

		7,543,354
Offshore Drilling & Other Services – 1.2%
Atwood Oceanics, Inc.(1)	160,180	7,334,642

		7,334,642
Oil Well Equipment & Services – 2.4%
Dril-Quip, Inc.(1)	100,100	7,312,305
Geospace Technologies Corp.(1)	83,218	7,395,584

		14,707,889

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2012	Shares	Value
Oil: Crude Producers – 3.8%
Energy XXI (Bermuda) Ltd.	144,987	$4,667,132
Kodiak Oil & Gas Corp.(1)	666,826	5,901,410
Oasis Petroleum, Inc.(1)	199,660	6,349,188
Rosetta Resources, Inc.(1)	139,500	6,327,720

		23,245,450
Pharmaceuticals – 1.7%
Jazz Pharmaceuticals PLC(1)	202,030	10,747,996

		10,747,996
Production Technology Equipment – 1.2%
FEI Co.	131,040	7,267,478

		7,267,478
Securities Brokerage & Services – 1.4%
MarketAxess Holdings, Inc.	243,193	8,584,713

		8,584,713
Semiconductors & Components – 2.5%
Cree, Inc.(1)	88,830	3,018,443
Microsemi Corp.(1)	577,506	12,150,726
SemiLEDs Corp.(1)	464,180	380,628

		15,549,797
Specialty Retail – 8.4%
Cabela’s, Inc.(1)	241,880	10,098,490
DSW, Inc., Class A	133,540	8,772,243
Francesca’s Holdings Corp.(1)	291,500	7,567,340
The Tile Shop Holdings, Inc.(1)	489,717	8,241,937
Ulta Salon, Cosmetics & Fragrance, Inc.	74,507	7,321,058
Vitamin Shoppe, Inc.(1)	168,356	9,656,900

		51,657,968
Telecommunications Equipment – 0.4%
Vocera Communications, Inc.(1)	108,192	2,715,619

		2,715,619
Textiles, Apparel & Shoes – 2.1%
Tumi Holdings, Inc.(1)	349,880	7,294,998
Under Armour, Inc., Class A(1)	111,564	5,414,201

		12,709,199
Truckers – 2.8%
Old Dominion Freight Line, Inc.(1)	250,136	8,574,662
Roadrunner Transportation Systems, Inc.(1)	484,616	8,790,934

		17,365,596
Total Common Stocks (Cost $500,784,422)		605,206,512

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 2.2%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $13,403,007, due 1/2/2013(2)	$13,403,000	$13,403,000
Total Repurchase Agreements (Cost $13,403,000)		13,403,000
Total Investments - 100.1% (Cost $514,187,422)		618,609,512
Other Liabilities, Net - (0.1)%		(358,288)
Total Net Assets - 100.0%		$618,251,224

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$13,675,638

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$605,206,512	$—	$—	$605,206,512

Repurchase Agreements	—	13,403,000	—	13,403,000

Total	$605,206,512	$13,403,000	$—	$618,609,512

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2012	Shares	Value
Common Stocks – 96.2%
Aerospace – 4.3%
HEICO Corp., Class A	199,501	$6,380,042
Teledyne Technologies, Inc.(1)	106,800	6,949,476

		13,329,518
Back Office Support, HR and Consulting – 1.4%
Huron Consulting Group, Inc.(1)	126,260	4,253,699

		4,253,699
Biotechnology – 1.4%
Cubist Pharmaceuticals, Inc.(1)	104,900	4,412,094

		4,412,094
Building Materials – 2.0%
Trex Co., Inc.(1)	166,000	6,180,180

		6,180,180
Building: Roofing, Wallboard & Plumbing – 2.4%
Beacon Roofing Supply, Inc.(1)	223,990	7,454,387

		7,454,387
Chemicals: Diversified – 1.9%
Rockwood Holdings, Inc.	118,000	5,836,280

		5,836,280
Communications Technology – 2.4%
Aruba Networks, Inc.(1)	355,300	7,372,475

		7,372,475
Computer Services, Software & Systems – 13.0%
Aspen Technology, Inc.(1)	250,340	6,919,398
BroadSoft, Inc.(1)	121,827	4,425,975
Ellie Mae, Inc.(1)	164,710	4,570,703
Fortinet, Inc.(1)	231,067	4,868,582
Gartner, Inc.(1)	89,211	4,105,490
InterXion Holding N.V.(1)	213,236	5,066,487
Sourcefire, Inc.(1)	82,300	3,886,206
Ultimate Software Group, Inc.(1)	69,298	6,542,424

		40,385,265
Consumer Lending – 2.2%
Portfolio Recovery Associates, Inc.(1)	63,276	6,761,673

		6,761,673
Cosmetics – 2.4%
Elizabeth Arden, Inc.(1)	168,300	7,575,183

		7,575,183
Diversified Materials & Processing – 2.4%
Hexcel Corp.(1)	272,111	7,336,113

		7,336,113

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2012	Shares	Value
Education Services – 1.8%
Grand Canyon Education, Inc.(1)	237,435	$5,572,599

		5,572,599
Electronic Components – 0.6%
InvenSense, Inc.(1)	180,700	2,007,577

		2,007,577
Financial Data & Systems – 5.0%
Heartland Payment Systems, Inc.	261,700	7,720,150
WEX, Inc.(1)	104,779	7,897,193

		15,617,343
Foods – 1.3%
The Hain Celestial Group, Inc.(1)	71,863	3,896,412

		3,896,412
Health Care Facilities – 2.0%
Brookdale Senior Living, Inc.(1)	248,090	6,281,639

		6,281,639
Insurance: Property-Casualty – 3.2%
AmTrust Financial Services, Inc.	350,390	10,052,689

		10,052,689
Leisure Time – 1.7%
Life Time Fitness, Inc.(1)	107,700	5,299,917

		5,299,917
Machinery: Industrial – 3.2%
Middleby Corp.(1)	49,340	6,325,881
Proto Labs, Inc.(1)	88,700	3,496,554

		9,822,435
Machinery: Specialty – 1.5%
Graco, Inc.	92,310	4,753,042

		4,753,042
Medical & Dental Instruments & Supplies – 2.1%
Align Technology, Inc.(1)	137,974	3,828,779
Globus Medical, Inc., Class A(1)	262,800	2,756,772

		6,585,551
Medical Equipment – 4.0%
Cyberonics, Inc.(1)	130,499	6,855,112
Hologic, Inc.(1)	272,090	5,449,963

		12,305,075
Metal Fabricating – 1.9%
RBC Bearings, Inc.(1)	117,752	5,895,843

		5,895,843

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2012	Shares	Value
Offshore Drilling & Other Services – 1.7%
Atwood Oceanics, Inc.(1)	117,600	$5,384,904

		5,384,904
Oil Well Equipment & Services – 3.6%
Dril-Quip, Inc.(1)	75,100	5,486,055
Geospace Technologies Corp.(1)	63,000	5,598,810

		11,084,865
Oil: Crude Producers – 1.1%
Energy XXI (Bermuda) Ltd.	110,170	3,546,372

		3,546,372
Pharmaceuticals – 4.5%
BioMarin Pharmaceutical, Inc.(1)	124,740	6,143,445
Jazz Pharmaceuticals PLC(1)	146,100	7,772,520

		13,915,965
Production Technology Equipment – 1.2%
FEI Co.	69,600	3,860,016

		3,860,016
Securities Brokerage & Services – 2.2%
MarketAxess Holdings, Inc.	197,089	6,957,242

		6,957,242
Semiconductors & Components – 2.9%
Cree, Inc.(1)	44,194	1,501,712
Microsemi Corp.(1)	358,419	7,541,136

		9,042,848
Specialty Retail – 10.0%
Cabela’s, Inc.(1)	166,420	6,948,035
DSW, Inc., Class A	85,108	5,590,744
Francesca’s Holdings Corp.(1)	199,100	5,168,636
Tile Shop Holdings, Inc.(1)	198,020	3,332,676
Ulta Salon, Cosmetics & Fragrance, Inc.	44,995	4,421,209
Vitamin Shoppe, Inc.(1)	98,327	5,640,037

		31,101,337
Textiles, Apparel & Shoes – 2.9%
Tumi Holdings, Inc.(1)	228,150	4,756,927
Under Armour, Inc., Class A(1)	87,194	4,231,525

		8,988,452
Truckers – 2.0%
Old Dominion Freight Line, Inc.(1)	180,920	6,201,938

		6,201,938
Total Common Stocks (Cost $261,367,495)		299,070,928

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 2.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $6,607,004, due 1/2/2013(2)	$6,607,000	$6,607,000
Total Repurchase Agreements (Cost $6,607,000)		6,607,000
Total Investments - 98.3% (Cost $267,974,495)		305,677,928
Other Assets, Net - 1.7%		5,340,419
Total Net Assets - 100.0%		$311,018,347

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$6,744,150

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$299,070,928	$—	$—	$299,070,928

Repurchase Agreements	—	6,607,000	—	6,607,000

Total	$299,070,928	$6,607,000	$—	$305,677,928

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2012	Shares	Value
Common Stocks – 98.6%
Aerospace – 2.2%
Teledyne Technologies, Inc.(1)	22,400	$1,457,568

		1,457,568
Asset Management & Custodian – 2.0%
Affiliated Managers Group, Inc.(1)	10,010	1,302,802

		1,302,802
Auto Parts – 1.4%
LKQ Corp.(1)	45,040	950,344

		950,344
Back Office Support, HR and Consulting – 2.0%
Verisk Analytics, Inc., Class A(1)	26,380	1,345,380

		1,345,380
Biotechnology – 5.3%
Alexion Pharmaceuticals, Inc.(1)	15,780	1,480,322
Medivation, Inc.(1)	13,240	677,358
Onyx Pharmaceuticals, Inc.(1)	4,600	347,438
Regeneron Pharmaceuticals, Inc.(1)	5,970	1,021,288

		3,526,406
Building: Roofing, Wallboard & Plumbing – 2.5%
Beacon Roofing Supply, Inc.(1)	50,400	1,677,312

		1,677,312
Chemicals: Diversified – 3.3%
Ecolab, Inc.	18,020	1,295,638
FMC Corp.	14,570	852,637

		2,148,275
Communications Technology – 2.2%
Aruba Networks, Inc.(1)	68,500	1,421,375

		1,421,375
Computer Services, Software & Systems – 10.4%
Citrix Systems, Inc.(1)	14,580	958,635
Equinix, Inc.(1)	4,650	958,830
Fortinet, Inc.(1)	61,175	1,288,957
Gartner, Inc.(1)	19,500	897,390
Intuit, Inc.	24,180	1,438,710
Salesforce.com, Inc.(1)	7,730	1,299,413

		6,841,935
Consumer Lending – 2.1%
FleetCor Technologies, Inc.(1)	25,900	1,389,535

		1,389,535

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2012	Shares	Value
Cosmetics – 1.5%
The Estee Lauder Companies, Inc., Class A	17,000	$1,017,620

		1,017,620
Diversified Materials & Processing – 2.4%
Hexcel Corp.(1)	58,630	1,580,665

		1,580,665
Diversified Retail – 1.4%
Nordstrom, Inc.	17,560	939,460

		939,460
Drug & Grocery Store Chains – 3.5%
GNC Holdings, Inc., Class A	31,600	1,051,648
Whole Foods Market, Inc.	14,040	1,282,273

		2,333,921
Financial Data & Systems – 4.0%
Alliance Data Systems Corp.(1)	8,000	1,158,080
WEX, Inc.(1)	19,690	1,484,035

		2,642,115
Foods – 2.6%
McCormick & Co., Inc.	26,720	1,697,522

		1,697,522
Health Care Facilities – 1.7%
Brookdale Senior Living, Inc.(1)	45,130	1,142,692

		1,142,692
Health Care Services – 1.6%
Cerner Corp.(1)	13,360	1,037,270

		1,037,270
Hotel/Motel – 1.5%
Wynn Resorts Ltd.	8,600	967,414

		967,414
Insurance: Property-Casualty – 2.5%
AmTrust Financial Services, Inc.	57,500	1,649,675

		1,649,675
Machinery: Industrial – 2.0%
Middleby Corp.(1)	10,420	1,335,948

		1,335,948
Machinery: Specialty – 1.5%
Graco, Inc.	19,550	1,006,630

		1,006,630
Medical Equipment – 2.0%
Hologic, Inc.(1)	67,390	1,349,822

		1,349,822

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

December 31, 2012	Shares	Value
Offshore Drilling & Other Services – 1.8%
Atwood Oceanics, Inc.(1)	25,510	$1,168,103

		1,168,103
Oil Well Equipment & Services – 1.8%
Oil States International, Inc.(1)	16,660	1,191,856

		1,191,856
Oil: Crude Producers – 2.8%
Cabot Oil & Gas Corp.	13,350	664,029
Concho Resources, Inc.(1)	14,790	1,191,482

		1,855,511
Pharmaceuticals – 3.8%
BioMarin Pharmaceutical, Inc.(1)	16,800	827,400
Jazz Pharmaceuticals PLC(1)	31,830	1,693,356

		2,520,756
Scientific Instruments: Control & Filter – 3.3%
Flowserve Corp.	7,000	1,027,600
Roper Industries, Inc.	10,040	1,119,259

		2,146,859
Scientific Instruments: Electrical – 2.2%
AMETEK, Inc.	38,495	1,446,257

		1,446,257
Semiconductors & Components – 3.1%
Avago Technologies Ltd.	30,200	956,132
Microsemi Corp.(1)	53,400	1,123,536

		2,079,668
Specialty Retail – 14.1%
Cabela’s, Inc.(1)	36,100	1,507,175
CarMax, Inc.(1)	27,200	1,021,088
DSW, Inc., Class A	16,100	1,057,609
Limited Brands, Inc.	31,240	1,470,154
Ross Stores, Inc.	15,980	865,317
Tractor Supply Co.	14,210	1,255,596
Ulta Salon, Cosmetics & Fragrance, Inc.	15,600	1,532,856
Vitamin Shoppe, Inc.(1)	10,800	619,488

		9,329,283
Textiles, Apparel & Shoes – 2.0%
Michael Kors Holdings Ltd.(1)	26,080	1,330,862

		1,330,862

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2012	Shares	Value
Truckers – 2.1%
Old Dominion Freight Line, Inc.(1)	40,655	$1,393,653

		1,393,653
Total Common Stocks (Cost $52,407,134)		65,224,494

	Principal Amount	Value
Repurchase Agreements – 1.4%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $882,000, due 1/2/2013(2)	$882,000	882,000
Total Repurchase Agreements (Cost $882,000)		882,000
Total Investments - 100.0% (Cost $53,289,134)		66,106,494
Other Assets, Net - 0.0%		25,728
Total Net Assets - 100.0%		$66,132,222

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$903,234

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$65,224,494	$—	$—	$65,224,494

Repurchase Agreements	—	882,000	—	882,000

Total	$65,224,494	$882,000	$—	$66,106,494

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2012	Shares	Value
Common Stocks – 97.5%
Asset Management & Custodian – 2.0%
Affiliated Managers Group, Inc.(1)	15,750	$2,049,862

		2,049,862
Back Office Support, HR and Consulting – 2.1%
Verisk Analytics, Inc., Class A(1)	42,379	2,161,329

		2,161,329
Biotechnology – 5.3%
Alexion Pharmaceuticals, Inc.(1)	14,169	1,329,194
Amgen, Inc.	23,400	2,019,888
Biogen Idec, Inc.(1)	13,590	1,993,245

		5,342,327
Chemicals: Diversified – 3.3%
Ecolab, Inc.	28,227	2,029,521
FMC Corp.	22,866	1,338,119

		3,367,640
Communications Technology – 2.5%
QUALCOMM, Inc.	40,127	2,488,677

		2,488,677
Computer Services, Software & Systems – 14.5%
Citrix Systems, Inc.(1)	23,310	1,532,633
Equinix, Inc.(1)	7,650	1,577,430
Facebook, Inc., Class A(1)	73,300	1,951,979
Google, Inc., Class A(1)	2,660	1,886,924
Intuit, Inc.	29,430	1,751,085
LinkedIn Corp., Class A(1)	16,100	1,848,602
Microsoft Corp.	81,230	2,171,278
Salesforce.com, Inc.(1)	12,320	2,070,992

		14,790,923
Computer Technology – 8.5%
Apple, Inc.	11,050	5,889,981
EMC Corp.(1)	108,180	2,736,954

		8,626,935
Consumer Lending – 2.2%
FleetCor Technologies, Inc.(1)	40,700	2,183,555

		2,183,555
Consumer Services: Miscellaneous – 3.0%
eBay, Inc.(1)	60,400	3,081,608

		3,081,608
Cosmetics – 1.6%
The Estee Lauder Companies, Inc., Class A	26,300	1,574,318

		1,574,318

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2012	Shares	Value
Diversified Manufacturing Operations – 1.9%
Danaher Corp.	35,221	$1,968,854

		1,968,854
Diversified Retail – 5.5%
Amazon.com, Inc.(1)	8,510	2,137,201
Costco Wholesale Corp.	19,798	1,955,448
Nordstrom, Inc.	28,375	1,518,063

		5,610,712
Drug & Grocery Store Chains – 3.5%
GNC Holdings, Inc., Class A	39,000	1,297,920
Whole Foods Market, Inc.	24,890	2,273,204

		3,571,124
Financial Data & Systems – 4.0%
Alliance Data Systems Corp.(1)	12,820	1,855,823
MasterCard, Inc., Class A	4,460	2,191,109

		4,046,932
Health Care Management Services – 0.9%
UnitedHealth Group, Inc.	16,930	918,283

		918,283
Health Care Services – 3.3%
Cerner Corp.(1)	17,263	1,340,299
Express Scripts Holding Co.(1)	37,453	2,022,462

		3,362,761
Hotel/Motel – 1.5%
Wynn Resorts Ltd.	13,500	1,518,615

		1,518,615
Oil Well Equipment & Services – 1.8%
Oil States International, Inc.(1)	26,240	1,877,210

		1,877,210
Oil: Crude Producers – 3.3%
Concho Resources, Inc.(1)	23,698	1,909,111
Southwestern Energy Co.(1)	43,074	1,439,102

		3,348,213
Pharmaceuticals – 5.4%
BioMarin Pharmaceutical, Inc.(1)	26,600	1,310,050
Gilead Sciences, Inc.(1)	57,440	4,218,968

		5,529,018
Restaurants – 2.1%
Starbucks Corp.	40,200	2,155,524

		2,155,524

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31, 2012	Shares	Value
Scientific Instruments: Control & Filter – 5.1%
Flowserve Corp.	10,800	$1,585,440
Pall Corp.	25,400	1,530,604
Roper Industries, Inc.	18,700	2,084,676

		5,200,720
Scientific Instruments: Electrical – 2.1%
AMETEK, Inc.	55,994	2,103,695

		2,103,695
Semiconductors & Components – 1.6%
Avago Technologies Ltd.	50,900	1,611,494

		1,611,494
Specialty Retail – 7.3%
CarMax, Inc.(1)	43,700	1,640,498
Limited Brands, Inc.	39,750	1,870,635
The Home Depot, Inc.	41,090	2,541,416
Tractor Supply Co.	16,100	1,422,596

		7,475,145
Tobacco – 3.2%
Philip Morris International, Inc.	39,047	3,265,891

		3,265,891
Total Common Stocks (Cost $76,391,687)		99,231,365

	Principal Amount	Value
Repurchase Agreements – 2.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $2,900,002, due 1/2/2013(2)	$2,900,000	2,900,000
Total Repurchase Agreements (Cost $2,900,000)		2,900,000
Total Investments - 100.3% (Cost $79,291,687)		102,131,365
Other Liabilities, Net - (0.3)%		(338,383)
Total Net Assets - 100.0%		$101,792,982

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$2,963,947

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$99,231,365	$—	$—	$99,231,365

Repurchase Agreements	—	2,900,000	—	2,900,000

Total	$99,231,365	$2,900,000	$—	$102,131,365

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2012	Shares	Value
Common Stocks – 98.3%
Communications Technology – 8.6%
Aruba Networks, Inc.(1)	271,200	$5,627,400
Procera Networks, Inc.(1)	58,440	1,084,062
QUALCOMM, Inc.	124,760	7,737,615

		14,449,077
Computer Services, Software & Systems – 56.0%
Aspen Technology, Inc.(1)	113,340	3,132,717
BroadSoft, Inc.(1)	69,311	2,518,069
Citrix Systems, Inc.(1)	67,420	4,432,865
Cornerstone OnDemand, Inc.(1)	119,000	3,514,070
Demand Media, Inc.(1)	144,520	1,342,591
Equinix, Inc.(1)	13,610	2,806,382
ExactTarget, Inc.(1)	136,910	2,738,200
Facebook, Inc., Class A(1)	160,000	4,260,800
Fortinet, Inc.(1)	181,973	3,834,171
Google, Inc., Class A(1)	13,300	9,434,621
Infoblox, Inc.(1)	178,420	3,206,207
Informatica Corp.(1)	62,000	1,879,840
Intuit, Inc.	78,070	4,645,165
Jive Software, Inc.(1)	138,400	2,010,952
LinkedIn Corp., Class A(1)	20,600	2,365,292
Microsoft Corp.	264,960	7,082,381
NetSuite, Inc.(1)	55,300	3,721,690
Proofpoint, Inc.(1)	114,010	1,403,463
Red Hat, Inc.(1)	37,300	1,975,408
Salesforce.com, Inc.(1)	30,700	5,160,670
SAP AG, ADR	64,800	5,208,624
SolarWinds, Inc.(1)	37,600	1,972,120
Sourcefire, Inc.(1)	51,700	2,441,274
SPS Commerce, Inc.(1)	75,300	2,806,431
Symantec Corp.(1)	157,300	2,958,813
Tangoe, Inc.(1)	156,210	1,854,213
Ultimate Software Group, Inc.(1)	21,970	2,074,188
VMware, Inc., Class A(1)	36,400	3,426,696

		94,207,913
Computer Technology – 10.6%
Apple, Inc.	22,860	12,185,066
EMC Corp.(1)	184,720	4,673,416
Fusion-io, Inc.(1)	42,800	981,404

		17,839,886

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2012	Shares	Value
Consumer Services: Miscellaneous – 3.7%
eBay, Inc.(1)	123,790	$6,315,766

		6,315,766
Diversified Retail – 3.4%
Amazon.com, Inc.(1)	22,910	5,753,617

		5,753,617
Electronic Components – 2.0%
InvenSense, Inc.(1)	296,100	3,289,671

		3,289,671
Financial Data & Systems – 2.7%
MasterCard, Inc., Class A	9,100	4,470,648

		4,470,648
Pharmaceuticals – 2.1%
Gilead Sciences, Inc.(1)	48,510	3,563,060

		3,563,060
Semiconductors & Components – 8.4%
Avago Technologies Ltd.	66,700	2,111,722
Broadcom Corp., Class A(1)	45,580	1,513,712
Cree, Inc.(1)	24,500	832,510
Intermolecular, Inc.(1)	111,450	991,905
Mellanox Technologies Ltd.(1)	16,600	985,708
Microsemi Corp.(1)	214,000	4,502,560
O2Micro International Ltd., ADR(1)	242,312	726,936
Rubicon Technology, Inc.(1)	381,870	2,333,225
SemiLEDs Corp.(1)	164,700	135,054

		14,133,332
Technology: Miscellaneous – 0.8%
Fabrinet(1)	102,800	1,350,792

		1,350,792
Total Common Stocks (Cost $129,587,058)		165,373,762

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 0.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $17,000, due 1/2/2013(2)	$17,000	$17,000
Total Repurchase Agreements (Cost $17,000)		17,000
Total Investments - 98.3% (Cost $129,604,058)		165,390,762
Other Assets, Net - 1.7%		2,844,119
Total Net Assets - 100.0%		$168,234,881

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$20,072

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$165,373,762	$—	$—	$165,373,762

Repurchase Agreements	—	17,000	—	17,000

Total	$165,373,762	$17,000	$—	$165,390,762

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2012	Shares	Value
Common Stocks – 98.3%
Aerospace – 3.0%
HEICO Corp., Class A	43,308	$1,384,990
Teledyne Technologies, Inc.(1)	22,200	1,444,554

		2,829,544
Asset Management & Custodian – 1.0%
Financial Engines, Inc.(1)	33,449	928,210

		928,210
Back Office Support, HR and Consulting – 2.2%
Huron Consulting Group, Inc.(1)	28,300	953,427
Robert Half International, Inc.	36,416	1,158,757

		2,112,184
Banks: Diversified – 1.2%
Signature Bank(1)	16,301	1,162,913

		1,162,913
Biotechnology – 7.4%
Aegerion Pharmaceuticals, Inc.(1)	24,799	629,647
Amicus Therapeutics, Inc.(1)	162,400	435,232
ARIAD Pharmaceuticals, Inc.(1)	30,400	583,072
Cubist Pharmaceuticals, Inc.(1)	22,600	950,556
Exact Sciences Corp.(1)	67,000	709,530
KYTHERA Biopharmaceuticals, Inc.(1)	29,200	885,928
Medivation, Inc.(1)	15,310	783,259
NPS Pharmaceuticals, Inc.(1)	93,342	849,412
Orexigen Therapeutics, Inc.(1)	99,200	522,784
Seattle Genetics, Inc.(1)	31,000	719,200

		7,068,620
Building Materials – 1.3%
Trex Co., Inc.(1)	34,400	1,280,712

		1,280,712
Building: Roofing, Wallboard & Plumbing – 1.7%
Beacon Roofing Supply, Inc.(1)	48,600	1,617,408

		1,617,408
Chemicals: Diversified – 1.4%
Rockwood Holdings, Inc.	27,500	1,360,150

		1,360,150
Communications Technology – 2.1%
Aruba Networks, Inc.(1)	75,900	1,574,925
Procera Networks, Inc.(1)	22,800	422,940

		1,997,865

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2012	Shares	Value
Computer Services, Software & Systems – 16.4%
Aspen Technology, Inc.(1)	59,469	$1,643,723
BroadSoft, Inc.(1)	25,575	929,140
Demand Media, Inc.(1)	74,300	690,247
Ellie Mae, Inc.(1)	33,200	921,300
ExactTarget, Inc.(1)	65,400	1,308,000
Fortinet, Inc.(1)	66,158	1,393,949
Gartner, Inc.(1)	15,048	692,509
Infoblox, Inc.(1)	72,400	1,301,028
InterXion Holding N.V.(1)	51,000	1,211,760
Proofpoint, Inc.(1)	53,600	659,816
Sourcefire, Inc.(1)	25,600	1,208,832
SPS Commerce, Inc.(1)	35,200	1,311,904
Tangoe, Inc.(1)	60,700	720,509
Ultimate Software Group, Inc.(1)	16,558	1,563,241

		15,555,958
Consumer Lending – 1.5%
Portfolio Recovery Associates, Inc.(1)	13,020	1,391,317

		1,391,317
Cosmetics – 2.0%
Elizabeth Arden, Inc.(1)	41,200	1,854,412

		1,854,412
Diversified Materials & Processing – 1.7%
Hexcel Corp.(1)	59,710	1,609,782

		1,609,782
Drug & Grocery Store Chains – 0.7%
Natural Grocers by Vitamin Cottage, Inc.(1)	36,900	704,421

		704,421
Education Services – 1.7%
Grand Canyon Education, Inc.(1)	68,580	1,609,573

		1,609,573
Electronic Components – 0.7%
InvenSense, Inc.(1)	57,000	633,270

		633,270
Financial Data & Systems – 3.1%
Heartland Payment Systems, Inc.	43,900	1,295,050
WEX, Inc.(1)	21,561	1,625,052

		2,920,102
Foods – 1.9%
The Hain Celestial Group, Inc.(1)	22,450	1,217,239
WhiteWave Foods Co., Class A(1)	38,100	592,074

		1,809,313

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2012	Shares	Value
Health Care Services – 3.3%
Acadia Healthcare Co., Inc.(1)	42,200	$984,526
ICON PLC, ADR(1)	29,400	816,144
Team Health Holdings, Inc.(1)	45,318	1,303,799

		3,104,469
Insurance: Property-Casualty – 2.2%
AmTrust Financial Services, Inc.	72,549	2,081,431

		2,081,431
Leisure Time – 1.3%
Life Time Fitness, Inc.(1)	25,700	1,264,697

		1,264,697
Machinery: Industrial – 3.8%
Altra Holdings, Inc.	26,200	577,710
DXP Enterprises, Inc.(1)	18,900	927,423
Middleby Corp.(1)	11,200	1,435,952
Proto Labs, Inc.(1)	17,600	693,792

		3,634,877
Machinery: Specialty – 1.0%
Graco, Inc.	18,946	975,529

		975,529
Medical & Dental Instruments & Supplies – 2.4%
Align Technology, Inc.(1)	28,527	791,624
Conceptus, Inc.(1)	41,700	876,117
Globus Medical, Inc., Class A(1)	58,400	612,616

		2,280,357
Medical Equipment – 3.1%
Cyberonics, Inc.(1)	31,221	1,640,039
Dexcom, Inc.(1)	92,877	1,264,056

		2,904,095
Metal Fabricating – 1.4%
RBC Bearings, Inc.(1)	27,146	1,359,200

		1,359,200
Office Supplies & Equipment – 1.2%
Steelcase, Inc., Class A	90,600	1,154,244

		1,154,244
Offshore Drilling & Other Services – 1.2%
Atwood Oceanics, Inc.(1)	24,300	1,112,697

		1,112,697
Oil Well Equipment & Services – 2.4%
Dril-Quip, Inc.(1)	15,200	1,110,360
Geospace Technologies Corp.(1)	12,634	1,122,784

		2,233,144

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2012	Shares	Value
Oil: Crude Producers – 3.8%
Energy XXI (Bermuda) Ltd.	22,302	$717,901
Kodiak Oil & Gas Corp.(1)	101,850	901,373
Oasis Petroleum, Inc.(1)	30,600	973,080
Rosetta Resources, Inc.(1)	21,400	970,704

		3,563,058
Pharmaceuticals – 1.7%
Jazz Pharmaceuticals PLC(1)	30,810	1,639,092

		1,639,092
Production Technology Equipment – 1.2%
FEI Co.	19,900	1,103,654

		1,103,654
Securities Brokerage & Services – 1.4%
MarketAxess Holdings, Inc.	37,282	1,316,055

		1,316,055
Semiconductors & Components – 2.5%
Cree, Inc.(1)	13,541	460,123
Microsemi Corp.(1)	87,256	1,835,866
SemiLEDs Corp.(1)	78,600	64,452

		2,360,441
Specialty Retail – 8.2%
Cabela’s, Inc.(1)	36,500	1,523,875
DSW, Inc., Class A	20,200	1,326,938
Francesca’s Holdings Corp.(1)	44,700	1,160,412
The Tile Shop Holdings, Inc.(1)	74,300	1,250,469
Ulta Salon, Cosmetics & Fragrance, Inc.	11,180	1,098,547
Vitamin Shoppe, Inc.(1)	25,383	1,455,969

		7,816,210
Telecommunications Equipment – 0.4%
Vocera Communications, Inc.(1)	16,330	409,883

		409,883
Textiles, Apparel & Shoes – 2.0%
Tumi Holdings, Inc.(1)	52,800	1,100,880
Under Armour, Inc., Class A(1)	16,862	818,313

		1,919,193
Truckers – 2.8%
Old Dominion Freight Line, Inc.(1)	37,723	1,293,144
Roadrunner Transportation Systems, Inc.(1)	73,300	1,329,662

		2,622,806
Total Common Stocks (Cost $78,685,569)		93,300,886

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 2.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $1,866,001, due 1/2/2013(2)	$1,866,000	$1,866,000
Total Repurchase Agreements (Cost $1,866,000)		1,866,000
Total Investments - 100.3% (Cost $80,551,569)		95,166,886
Other Liabilities, Net - (0.3)%		(288,647)
Total Net Assets - 100.0%		$94,878,239

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$1,906,828

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$93,300,886	$—	$—	$93,300,886

Repurchase Agreements	—	1,866,000	—	1,866,000

Total	$93,300,886	$1,866,000	$—	$95,166,886

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	63

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2012	RS Small Cap Growth
Assets
Investments, at value	$618,609,512
Cash and cash equivalents	600,497
Receivable for fund shares subscribed	2,534,561
Receivable for investments sold	67,133
Dividends/interest receivable	13,637

Total Assets	621,825,340

Liabilities
Payable for fund shares redeemed	1,517,973
Payable for investments purchased	1,316,370
Payable to adviser	340,816
Payable to distributor	43,326
Accrued trustees’ fees	6,206
Accrued expenses/other liabilities	349,425

Total Liabilities	3,574,116

Total Net Assets	$618,251,224

Net Assets Consist of:
Paid-in capital	$549,903,249
Accumulated net realized loss from investments	(36,074,115)
Net unrealized appreciation on investments	104,422,090

Total Net Assets	$618,251,224

Investments, at Cost	$514,187,422

Pricing of Shares
Net Assets:
Class A	$523,193,213
Class C	1,881,315
Class K	1,055,721
Class Y	92,120,975
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	11,201,868
Class C	42,975
Class K	23,540
Class Y	1,933,478
Net Asset Value Per Share:
Class A	$46.71
Class C	43.78
Class K	44.85
Class Y	47.65
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$49.04

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$305,677,928	$66,106,494	$102,131,365	$165,390,762	$95,166,886
491,101	471	551	98	94,093
6,853,737	216,916	92,636	86,601	101,326
—	—	—	4,227,771	11,352
2	13,572	40,198	8,416	1

313,022,768	66,337,453	102,264,750	169,713,648	95,373,658

1,047,249	111,562	320,948	855,417	142,333
646,849	—	—	318,872	200,698
164,939	31,304	69,520	144,868	69,138
22,324	5,305	8,215	15,608	6,069
2,259	627	1,086	2,081	1,014
120,801	56,433	71,999	141,921	76,167

2,004,421	205,231	471,768	1,478,767	495,419

$311,018,347	$66,132,222	$101,792,982	$168,234,881	$94,878,239

$283,860,143	$136,375,873	$110,384,821	$134,501,318	$81,123,014
(10,545,229)	(83,061,011)	(31,431,517)	(2,053,141)	(860,092)
37,703,433	12,817,360	22,839,678	35,786,704	14,615,317

$311,018,347	$66,132,222	$101,792,982	$168,234,881	$94,878,239

$267,974,495	$53,289,134	$79,291,687	$129,604,058	$80,551,569

$192,954,671	$55,023,210	$95,563,040	$123,343,474	$54,669,086
21,321,986	2,070,953	756,227	15,660,348	1,903,868
302,006	797,474	673,777	1,077,033	4,714,194
96,439,684	8,240,585	4,799,938	28,154,026	33,591,091

5,283,845	4,211,018	7,098,812	7,276,568	3,193,064
613,845	168,420	59,558	981,429	141,752
8,772	63,475	51,105	66,301	292,521
2,613,369	620,086	353,043	1,625,403	1,956,495

$36.52	$13.07	$13.46	$16.95	$17.12
34.74	12.30	12.70	15.96	13.43
34.43	12.56	13.18	16.24	16.12
36.90	13.29	13.60	17.32	17.17
4.75%	4.75%	4.75%	4.75%	4.75%
$38.34	$13.72	$14.13	$17.80	$17.97

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2012	RS Small Cap Growth
Investment Income
Dividends	$2,412,346
Interest	1,798
Withholding taxes on foreign dividends	(7,261)

Total Investment Income	2,406,883

Expenses
Investment advisory fees	5,464,149
Distribution fees	1,303,244
Transfer agent fees	1,097,256
Shareholder reports	93,910
Registration fees	78,438
Professional fees	75,789
Custodian fees	75,048
Administrative service fees	72,987
Trustees’ fees	28,169
Insurance expense	14,517
Other expenses	11,996

Total Expenses	8,315,503

Less: Fee waiver by adviser	(741,277)
Less: Custody credits	(53)

Total Expenses, Net	7,574,173

Net Investment Loss	(5,167,290)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	47,943,826
Net change in unrealized appreciation/depreciation on investments	33,005,680

Net Gain on Investments	80,949,506

Net Increase in Net Assets Resulting from Operations	$75,782,216

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$1,288,727	$461,310	$1,413,214	$1,005,538	$430,941
719	138	174	797	262
(2,529)	(971)	—	(3,792)	(1,402)

1,286,917	460,477	1,413,388	1,002,543	429,801

1,968,408	520,591	830,938	2,089,569	773,355
458,420	158,131	260,762	579,641	213,997
306,479	105,888	153,313	389,276	162,460
48,276	16,252	25,225	56,211	20,976
88,231	63,444	66,776	93,556	71,861
46,533	35,891	37,531	46,766	35,936
51,107	23,018	28,545	51,603	45,421
24,317	7,736	13,188	27,220	13,253
8,971	2,965	5,087	10,332	5,156
4,948	1,533	2,644	5,324	2,587
2,325	125	1,205	4,971	2,537

3,008,015	935,574	1,425,214	3,354,469	1,347,539

(391,943)	(105,883)	—	—	(13,586)
(12)	(2)	(2)	(5)	(9)

2,616,060	829,689	1,425,212	3,354,464	1,333,944

(1,329,143)	(369,212)	(11,824)	(2,351,921)	(904,143)

3,076,567	6,532,051	9,446,024	5,527,611	10,265,886
24,375,557	1,896,412	4,259,371	13,057,687	4,772,245

27,452,124	8,428,463	13,705,395	18,585,298	15,038,131

$26,122,981	$8,059,251	$13,693,571	$16,233,377	$14,133,988

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Small Cap Growth

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment loss	$(5,167,290)	$(5,992,785)
Net realized gain from investments	47,943,826	51,008,569
Net change in unrealized appreciation/depreciation on investments	33,005,680	(63,188,013)

Net Increase/(Decrease) in Net Assets Resulting from Operations	75,782,216	(18,172,229)

Capital Share Transactions
Proceeds from sales of shares	138,678,842	178,501,928
Cost of shares redeemed	(101,756,396)	(193,504,187)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	36,922,446	(15,002,259)
Increase from regulatory settlements	—	571,068

Net Increase/(Decrease) in Net Assets	112,704,662	(32,603,420)

Net Assets
Beginning of year	505,546,562	538,149,982

End of year	$618,251,224	$505,546,562

Accumulated Undistributed Net Investment Loss Included in Net Assets	$—	$(452,855)

Other Information:
Shares
Sold	3,040,833	4,069,698
Redeemed	(2,242,762)	(4,568,883)

Net Increase/(Decrease)	798,071	(499,185)

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth

For the Year Ended 12/31/12	For the Year Ended 12/31/11	For the Year Ended 12/31/12	For the Year Ended 12/31/11	For the Year Ended 12/31/12	For the Year Ended 12/31/11

$(1,329,143)	$(846,399)	$(369,212)	$(499,081)	$(11,824)	$(399,395)
3,076,567	6,211,235	6,532,051	6,699,125	9,446,024	6,615,582
24,375,557	(2,632,685)	1,896,412	(5,468,974)	4,259,371	(6,623,959)

26,122,981	2,732,151	8,059,251	731,070	13,693,571	(407,772)

255,014,308	55,769,206	14,317,978	6,824,971	8,829,505	3,108,766
(80,268,460)	(22,088,063)	(11,452,193)	(13,174,138)	(16,333,584)	(14,922,613)

174,745,848	33,681,143	2,865,785	(6,349,167)	(7,504,079)	(11,813,847)
—	92,849	—	—	—	74,272

200,868,829	36,506,143	10,925,036	(5,618,097)	6,189,492	(12,147,347)

110,149,518	73,643,375	55,207,186	60,825,283	95,603,490	107,750,837

$311,018,347	$110,149,518	$66,132,222	$55,207,186	$101,792,982	$95,603,490

$—	$—	$—	$—	$—	$—

7,292,654	1,793,216	1,105,025	584,475	670,000	258,807
(2,349,419)	(735,506)	(898,823)	(1,133,777)	(1,234,682)	(1,228,779)

4,943,235	1,057,710	206,202	(549,302)	(564,682)	(969,972)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS Technology

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment loss	$(2,351,921)	$(3,698,313)
Net realized gain from investments	5,527,611	8,098,647
Net change in unrealized appreciation/depreciation on investments	13,057,687	(44,114,840)

Net Increase/(Decrease) in Net Assets Resulting from Operations	16,233,377	(39,714,506)

Distributions to Shareholders
Net realized gain on investments
Class A	(6,762,428)	(6,958,131)
Class C	(901,892)	(732,822)
Class K	(55,960)	(49,027)
Class Y	(1,466,415)	(1,281,159)

Total Distributions	(9,186,695)	(9,021,139)

Capital Share Transactions
Proceeds from sales of shares	60,513,873	235,341,227
Reinvestment of distributions	7,882,044	7,534,939
Cost of shares redeemed	(110,687,077)	(293,416,719)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(42,291,160)	(50,540,553)
Increase from regulatory settlements	—	—

Net Decrease in Net Assets	(35,244,478)	(99,276,198)

Net Assets
Beginning of year	203,479,359	302,755,557

End of year	$168,234,881	$203,479,359

Accumulated Net Investment Loss Included in Net Assets	$—	$—

Other Information:
Shares
Sold	3,322,530	11,680,562
Reinvested	473,445	457,011
Redeemed	(6,172,750)	(15,262,328)

Net Decrease	(2,376,775)	(3,124,755)

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity

For the Year Ended 12/31/12	For the Year Ended 12/31/11

$(904,143)	$(1,192,924)
10,265,886	14,550,541
4,772,245	(15,681,872)

14,133,988	(2,324,255)

(2,169,697)	—
(94,712)	—
(196,295)	—
(1,303,640)	—

(3,764,344)	—

16,935,368	62,490,021
3,694,963	—
(36,587,958)	(70,734,429)

(15,957,627)	(8,244,408)
—	124,955

(5,587,983)	(10,443,708)

100,466,222	110,909,930

$94,878,239	$100,466,222

$—	$(94,332)

983,045	3,744,938
222,539	—
(2,168,075)	(4,257,696)

(962,491)	(512,758)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period since inception of each Fund's share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Growth Fund
Class A
Year Ended 12/31/12	$40.70	$(0.43)[3]	$6.44	$6.01	$—	$—	$—
Year Ended 12/31/11	41.67	(0.48)[3]	(0.53)	(1.01)	—	—	—
Year Ended 12/31/10	32.63	(0.35)[3]	9.39	9.04	—	—	—
Year Ended 12/31/09	22.10	(0.33)	10.54	10.21	—	—	—
Year Ended 12/31/08	40.63	(0.48)	(18.05)	(18.53)	—	—	—

Class C
Year Ended 12/31/12	$38.38	$(0.66)[3]	$6.06	$5.40	$—	$—	$—
Year Ended 12/31/11	39.97	(1.12)[3]	(0.51)	(1.63)	—	—	—
Year Ended 12/31/10	31.66	(0.73)[3]	9.04	8.31	—	—	—
Year Ended 12/31/09	21.74	(0.60)	10.20	9.60	—	—	—
Year Ended 12/31/08	40.56	(0.49)	(18.33)	(18.82)	—	—	—

Class K
Year Ended 12/31/12	$39.29	$(0.64)[3]	$6.20	$5.56	$—	$—	$—
Year Ended 12/31/11	40.47	(0.71)[3]	(0.51)	(1.22)	—	—	—
Year Ended 12/31/10	31.86	(0.53)[3]	9.14	8.61	—	—	—
Year Ended 12/31/09	21.76	(0.34)	10.12	9.78	—	—	—
Year Ended 12/31/08	40.36	(0.25)	(18.35)	(18.60)	—	—	—

Class Y
Year Ended 12/31/12	$41.38	$(0.24)[3]	$6.51	$6.27	$—	$—	$—
Year Ended 12/31/11	42.24	(0.35)[3]	(0.55)	(0.90)	—	—	—
Year Ended 12/31/10	32.93	(0.22)[3]	9.53	9.31	—	—	—
Year Ended 12/31/09	22.23	(0.32)	10.70	10.38	—	—	—
Year Ended 12/31/08	40.73	(0.25)	(18.25)	(18.50)	—	—	—

See notes to Financial Highlights on pages 82-83.

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$46.71	14.77%		$523,193	1.35%	1.48%	(0.94)%	(1.07)%	106%
0.04	40.70	(2.33)%	[4]	452,050	1.35%	1.45%	(1.11)%	(1.21)%	105%
—	41.67	27.70%		497,638	1.35%	1.47%	(1.00)%	(1.12)%	120%
0.32	32.63	47.65%	[4]	415,040	1.59%	1.59%	(1.43)%	(1.43)%	142%
—	22.10	(45.61)%		251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%

$—	$43.78	14.07%		$1,881	1.97%	2.10%	(1.56)%	(1.69)%	106%
0.04	38.38	(3.98)%	[4]	1,328	2.97%	3.07%	(2.73)%	(2.83)%	105%
—	39.97	26.25%		937	2.51%	2.63%	(2.14)%	(2.26)%	120%
0.32	31.66	45.63%	[4]	492	2.98%	2.98%	(2.82)%	(2.82)%	142%
—	21.74	(46.40)%		305	3.11%	3.11%	(2.85)%	(2.85)%	159%

$—	$44.85	14.15%		$1,056	1.88%	2.01%	(1.46)%	(1.59)%	106%
0.04	39.29	(2.92)%	[4]	969	1.94%	2.04%	(1.70)%	(1.80)%	105%
—	40.47	27.02%		931	1.89%	2.01%	(1.54)%	(1.66)%	120%
0.32	31.86	46.42%	[4]	639	2.44%	2.44%	(2.28)%	(2.28)%	142%
—	21.76	(46.09)%		212	2.40%	2.40%	(2.14)%	(2.14)%	159%

$—	$47.65	15.15%		$92,121	1.01%	1.14%	(0.52)%	(0.65)%	106%
0.04	41.38	(2.04)%	[4]	51,200	1.05%	1.15%	(0.81)%	(0.91)%	105%
—	42.24	28.27%		38,644	0.98%	1.10%	(0.60)%	(0.72)%	120%
0.32	32.93	48.13%	[4]	13,912	1.22%	1.22%	(1.05)%	(1.05)%	142%
—	22.23	(45.42)%		6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%

See notes to Financial Highlights on pages 82-83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period		Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund
Class A
Year Ended 12/31/12	$30.79		$(0.25)[3]	$5.98	$5.73	$—	$—	$—
Year Ended 12/31/11	29.24		(0.33)[3]	1.84	1.51	—	—	—
Year Ended 12/31/10	22.23		(0.24)[3]	7.25	7.01	—	—	—
Year Ended 12/31/09	15.08		(0.24)	7.36	7.12	—	—	—
Year Ended 12/31/08	27.43		(0.40)	(11.95)	(12.35)	—	—	—

Class C
Year Ended 12/31/12	$29.51		$(0.47)[3]	$5.70	$5.23	$—	$—	$—
Year Ended 12/31/11	28.32		(0.58)[3]	1.73	1.15	—	—	—
Year Ended 12/31/10	21.77		(0.43)[3]	6.98	6.55	—	—	—
Year Ended 12/31/09	14.99		(0.16)	6.91	6.75	—	—	—
Year Ended 12/31/08	27.40		(0.24)	(12.17)	(12.41)	—	—	—

Class K
Year Ended 12/31/12	$29.30		$(0.57)[3]	$5.70	$5.13	$—	$—	$—
Year Ended 12/31/11	28.02		(0.51)[3]	1.75	1.24	—	—	—
Year Ended 12/31/10	21.47		(0.40)[3]	6.95	6.55	—	—	—
Year Ended 12/31/09	14.77		(0.40)	7.07	6.67	—	—	—
Year Ended 12/31/08	27.32		(0.40)	(12.15)	(12.55)	—	—	—

Class Y
Year Ended 12/31/12	$31.02		$(0.13)[3]	$6.01	$5.88	$—	$—	$—
Year Ended 12/31/11	29.37		(0.22)[3]	1.83	1.61	—	—	—
Year Ended 12/31/10	22.24	[7]	(0.14)[3]	7.27	7.13	—	—	—
Period From 5/1/09[5] to 12/31/09[6]	17.14		(0.09)	5.16	5.07	—	—	—

See notes to Financial Highlights on pages 82-83.

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period		Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$36.52		18.61%		$192,954	1.35%	1.55%	(0.72)%	(0.92)%	112%
0.04	30.79		5.30%	[4]	90,223	1.35%	1.61%	(1.07)%	(1.33)%	104%
—	29.24		31.53%		70,100	1.35%	1.66%	(0.98)%	(1.29)%	137%
0.03	22.23		47.41%	[4]	61,480	1.85%	1.86%	(1.25)%	(1.26)%	149%
—	15.08		(45.02)%		47,730	1.68%	1.69%	(1.31)%	(1.32)%	157%

$—	$34.74		17.72%		$21,322	2.15%	2.35%	(1.43)%	(1.63)%	112%
0.04	29.51		4.20%	[4]	2,253	2.26%	2.52%	(1.94)%	(2.20)%	104%
—	28.32		30.09%		223	2.23%	2.54%	(1.80)%	(2.11)%	137%
0.03	21.77		45.23%	[4]	78	2.38%	2.39%	(1.65)%	(1.66)%	149%
—	14.99		(45.29)%		109	2.34%	2.35%	(1.99)%	(2.00)%	157%

$—	$34.43		17.51%		$302	2.31%	2.51%	(1.75)%	(1.95)%	112%
0.04	29.30		4.57%	[4]	170	1.99%	2.25%	(1.72)%	(1.98)%	104%
—	28.02		30.51%		128	2.11%	2.42%	(1.73)%	(2.04)%	137%
0.03	21.47		45.36%	[4]	96	3.36%	3.37%	(2.71)%	(2.72)%	149%
—	14.77		(45.94)%		42	3.41%	3.69%	(3.06)%	(3.34)%	157%

$—	$36.90		18.96%		$96,440	1.07%	1.27%	(0.37)%	(0.57)%	112%
0.04	31.02		5.62%	[4]	17,504	1.04%	1.30%	(0.72)%	(0.98)%	104%
—	29.37		32.06%		3,192	0.97%	1.28%	(0.58)%	(0.89)%	137%
0.03	22.24	[7]	29.75%	[4]	2,518	1.41%	1.42%	(0.69)%	(0.70)%	149%

See notes to Financial Highlights on pages 82-83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Mid Cap Growth Fund
Class A
Year Ended 12/31/12	$11.38	$(0.08)[3]	$1.77	$1.69	$—	$—	$—
Year Ended 12/31/11	11.26	(0.09)[3]	0.21	0.12	—	—	—
Year Ended 12/31/10	9.00	(0.06)[3]	2.32	2.26	—	—	—
Year Ended 12/31/09	6.46	(0.06)	2.60	2.54	—	—	—
Year Ended 12/31/08	14.17	(0.13)	(7.32)	(7.45)	—	(0.26)	(0.26)

Class C
Year Ended 12/31/12	$10.81	$(0.18)[3]	$1.67	$1.49	$—	$—	$—
Year Ended 12/31/11	10.79	(0.19)[3]	0.21	0.02	—	—	—
Year Ended 12/31/10	8.73	(0.16)[3]	2.22	2.06	—	—	—
Year Ended 12/31/09	6.36	(0.16)	2.53	2.37	—	—	—
Year Ended 12/31/08	14.05	(0.12)	(7.31)	(7.43)	—	(0.26)	(0.26)

Class K
Year Ended 12/31/12	$11.00	$(0.15)[3]	$1.71	$1.56	$—	$—	$—
Year Ended 12/31/11	10.94	(0.15)[3]	0.21	0.06	—	—	—
Year Ended 12/31/10	8.80	(0.11)[3]	2.25	2.14	—	—	—
Year Ended 12/31/09	6.37	(0.07)	2.50	2.43	—	—	—
Year Ended 12/31/08	14.08	(0.07)	(7.38)	(7.45)	—	(0.26)	(0.26)

Class Y
Year Ended 12/31/12	$11.54	$(0.02)[3]	$1.77	$1.75	$—	$—	$—
Year Ended 12/31/11	11.39	(0.07)[3]	0.22	0.15	—	—	—
Year Ended 12/31/10	9.08	(0.03)[3]	2.34	2.31	—	—	—
Year Ended 12/31/09	6.50	(0.04)	2.62	2.58	—	—	—
Year Ended 12/31/08	14.21	(0.03)	(7.42)	(7.45)	—	(0.26)	(0.26)

See notes to Financial Highlights on pages 82-83.

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$13.07	14.85%	$55,023	1.34%	1.51%	(0.60)%	(0.77)%	110%
11.38	1.07%	50,540	1.48%	1.48%	(0.81)%	(0.81)%	85%
11.26	25.11%	56,677	1.49%	1.51%	(0.66)%	(0.68)%	125%
9.00	39.32%	58,218	1.46%	1.51%	(0.68)%	(0.73)%	144%
6.46	(52.50)%	89,584	1.29%	1.35%	(0.83)%	(0.89)%	281%

$12.30	13.78%	$2,071	2.30%	2.47%	(1.52)%	(1.69)%	110%
10.81	0.19%	1,178	2.41%	2.41%	(1.73)%	(1.73)%	85%
10.79	23.60%	786	2.71%	2.73%	(1.79)%	(1.81)%	125%
8.73	37.26%	496	2.83%	2.88%	(2.01)%	(2.06)%	144%
6.36	(52.80)%	450	2.02%	2.34%	(1.54)%	(1.86)%	281%

$12.56	14.18%	$797	1.92%	2.09%	(1.18)%	(1.35)%	110%
11.00	0.55%	804	2.00%	2.00%	(1.31)%	(1.31)%	85%
10.94	24.32%	854	2.08%	2.10%	(1.19)%	(1.21)%	125%
8.80	38.15%	615	2.23%	2.28%	(1.36)%	(1.41)%	144%
6.37	(52.83)%	288	2.10%	2.15%	(1.60)%	(1.65)%	281%

$13.29	15.16%	$8,241	1.07%	1.24%	(0.13)%	(0.30)%	110%
11.54	1.32%	2,685	1.24%	1.24%	(0.55)%	(0.55)%	85%
11.39	25.44%	2,508	1.16%	1.18%	(0.27)%	(0.29)%	125%
9.08	39.69%	1,459	1.21%	1.26%	(0.39)%	(0.44)%	144%
6.50	(52.35)%	998	1.00%	1.05%	(0.55)%	(0.60)%	281%

See notes to Financial Highlights on pages 82-83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund
Class A
Year Ended 12/31/12	$11.77	$— [8]	$1.69	$1.69	$—	$—	$—
Year Ended 12/31/11	11.85	(0.05)	(0.04)	(0.09)	—	—	—
Year Ended 12/31/10	10.47	(0.04)	1.42	1.38	—	—	—
Year Ended 12/31/09	7.96	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.43	(0.03)	(6.28)	(6.31)	—	(0.16)	(0.16)

Class C
Year Ended 12/31/12	$11.20	$(0.02)	$1.52	$1.50	$—	$—	$—
Year Ended 12/31/11	11.44	(0.15)	(0.10)	(0.25)	—	—	—
Year Ended 12/31/10	10.23	(0.13)	1.34	1.21	—	—	—
Year Ended 12/31/09	7.91	(0.09)	2.40	2.31	—	—	—
Year Ended 12/31/08	14.38	(0.07)	(6.24)	(6.31)	—	(0.16)	(0.16)

Class K
Year Ended 12/31/12	$11.59	$(0.16)	$1.75	$1.59	$—	$—	$—
Year Ended 12/31/11	11.73	(0.21)	0.06	(0.15)	—	—	—
Year Ended 12/31/10	10.43	(0.06)	1.36	1.30	—	—	—
Year Ended 12/31/09	7.98	(0.04)	2.48	2.44	—	—	—
Year Ended 12/31/08	14.50	(0.04)	(6.32)	(6.36)	—	(0.16)	(0.16)

Class Y
Year Ended 12/31/12	$11.85	$(0.05)	$1.80	$1.75	$—	$—	$—
Year Ended 12/31/11	11.91	(0.02)	(0.05)	(0.07)	—	—	—
Year Ended 12/31/10	10.49	(0.02)	1.44	1.42	—	—	—
Year Ended 12/31/09	7.98	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.41	0.02	(6.29)	(6.27)	—	(0.16)	(0.16)

See notes to Financial Highlights on pages 82-83.

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$13.46	14.36%		$95,563	1.37%	1.37%	(0.01)%	(0.01)%	93%
0.01	11.77	(0.68)%	[4]	92,825	1.34%	1.34%	(0.38)%	(0.38)%	86%
—	11.85	13.18%		104,758	1.35%	1.35%	(0.35)%	(0.35)%	109%
0.01	10.47	31.53%	[4]	109,272	1.40%	1.40%	(0.10)%	(0.10)%	128%
—	7.96	(43.73)%		91,714	1.33%	1.33%	(0.28)%	(0.28)%	281%

$—	$12.70	13.39%		$756	2.32%	2.32%	(0.92)%	(0.92)%	93%
0.01	11.20	(2.10)%	[4]	529	2.81%	2.81%	(1.81)%	(1.81)%	86%
—	11.44	11.83%		475	2.51%	2.51%	(1.51)%	(1.51)%	109%
0.01	10.23	29.33%	[4]	375	3.06%	3.06%	(1.78)%	(1.78)%	128%
—	7.91	(43.88)%		198	1.89%	2.69%	(0.83)%	(1.63)%	281%

$—	$13.18	13.72%		$674	1.94%	1.94%	(0.63)%	(0.63)%	93%
0.01	11.59	(1.19)%	[4]	741	1.86%	1.86%	(0.91)%	(0.91)%	86%
—	11.73	12.46%		1,087	1.91%	1.91%	(0.92)%	(0.92)%	109%
0.01	10.43	30.70%	[4]	692	2.10%	2.10%	(0.81)%	(0.81)%	128%
—	7.98	(43.86)%		343	2.08%	2.08%	(0.98)%	(0.98)%	281%

$—	$13.60	14.77%		$4,800	1.13%	1.13%	0.49%	0.49%	93%
0.01	11.85	(0.50)%	[4]	1,508	1.11%	1.11%	(0.13)%	(0.13)%	86%
—	11.91	13.54%		1,431	1.03%	1.03%	(0.04)%	(0.04)%	109%
0.01	10.49	31.45%	[4]	1,074	1.45%	1.45%	(0.17)%	(0.17)%	128%
—	7.98	(43.51)%		823	1.05%	1.05%	(0.03)%	(0.03)%	281%

See notes to Financial Highlights on pages 82-83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Technology Fund
Class A
Year Ended 12/31/12	$16.54	$(0.20)[3]	$1.56	$1.36	$—	$(0.95)	$(0.95)
Year Ended 12/31/11	19.60	(0.24)[3]	(2.10)	(2.34)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.89	(0.20)[3]	5.58	5.38	—	(0.67)	(0.67)
Year Ended 12/31/09	8.50	(0.13)	6.52	6.39	—	—	—
Year Ended 12/31/08	17.53	(0.14)	(8.78)	(8.92)	(0.03)	(0.08)	(0.11)

Class C
Year Ended 12/31/12	$15.74	$(0.33)[3]	$1.50	$1.17	$—	$(0.95)	$(0.95)
Year Ended 12/31/11	18.83	(0.36)[3]	(2.01)	(2.37)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.45	(0.33)[3]	5.38	5.05	—	(0.67)	(0.67)
Year Ended 12/31/09	8.37	(0.02)	6.10	6.08	—	—	—
Year Ended 12/31/08	17.39	(0.25)	(8.66)	(8.91)	(0.03)	(0.08)	(0.11)

Class K
Year Ended 12/31/12	$15.96	$(0.28)[3]	$1.51	$1.23	$—	$(0.95)	$(0.95)
Year Ended 12/31/11	19.06	(0.35)[3]	(2.03)	(2.38)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.59	(0.31)[3]	5.45	5.14	—	(0.67)	(0.67)
Year Ended 12/31/09	8.39	(0.21)	6.41	6.20	—	—	—
Year Ended 12/31/08	17.44	(0.09)	(8.85)	(8.94)	(0.03)	(0.08)	(0.11)

Class Y
Year Ended 12/31/12	$16.82	$(0.15)[3]	$1.60	$1.45	$—	$(0.95)	$(0.95)
Year Ended 12/31/11	19.86	(0.18)[3]	(2.14)	(2.32)	—	(0.72)	(0.72)
Year Ended 12/31/10	15.04	(0.14)[3]	5.63	5.49	—	(0.67)	(0.67)
Year Ended 12/31/09	8.55	(0.17)	6.66	6.49	—	—	—
Year Ended 12/31/08	17.57	(0.05)	(8.86)	(8.91)	(0.03)	(0.08)	(0.11)

See notes to Financial Highlights on pages 82-83.

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$16.95	8.30%	$123,343	1.59%	1.59%	(1.11)%	(1.11)%	84%
16.54	(11.91)%	156,795	1.53%	1.53%	(1.21)%	(1.21)%	121%
19.60	36.15%	278,856	1.52%	1.52%	(1.21)%	(1.21)%	117%
14.89	75.18%	170,830	1.60%	1.60%	(1.35)%	(1.35)%	128%
8.50	(50.90)%	58,414	1.68%	1.68%	(0.73)%	(0.73)%	115%

$15.96	7.51%	$15,660	2.36%	2.36%	(1.88)%	(1.88)%	84%
15.74	(12.56)%	15,977	2.32%	2.32%	(1.99)%	(1.99)%	121%
18.83	34.97%	6,210	2.38%	2.38%	(2.02)%	(2.02)%	117%
14.45	72.64%	1,386	2.81%	2.81%	(2.60)%	(2.60)%	128%
8.37	(51.26)%	144	2.33%	2.88%	(1.32)%	(1.87)%	115%

$16.24	7.79%	$1,077	2.08%	2.08%	(1.60)%	(1.60)%	84%
15.96	(12.46)%	998	2.16%	2.16%	(1.84)%	(1.84)%	121%
19.06	35.25%	1,016	2.18%	2.18%	(1.89)%	(1.89)%	117%
14.59	73.90%	415	2.47%	2.47%	(2.23)%	(2.23)%	128%
8.39	(51.28)%	159	2.52%	2.66%	(1.81)%	(1.95)%	115%

$17.32	8.70%	$28,154	1.27%	1.27%	(0.79)%	(0.79)%	84%
16.82	(11.66)%	29,709	1.24%	1.24%	(0.91)%	(0.91)%	121%
19.86	36.52%	16,674	1.19%	1.19%	(0.81)%	(0.81)%	117%
15.04	75.91%	1,572	1.39%	1.39%	(1.15)%	(1.15)%	128%
8.55	(50.73)%	430	1.35%	1.35%	(0.41)%	(0.41)%	115%

See notes to Financial Highlights on pages 82-83.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital
RS Small Cap Equity Fund
Class A
Year Ended 12/31/12	$15.54	$(0.16)[3]	$2.44	$2.28	$—	$(0.70)	$—
Year Ended 12/31/11	15.92	(0.17)[3]	(0.23)	(0.40)	—	—	—
Year Ended 12/31/10	12.44	(0.12)[3]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.10	(0.07)	3.41	3.34	—	—	—
Year Ended 12/31/08	14.28	(0.04)	(5.06)	(5.10)	(0.01)	(0.05)	(0.02)

Class C
Year Ended 12/31/12	$12.43	$(0.25)[3]	$1.95	$1.70	$—	$(0.70)	$—
Year Ended 12/31/11	12.86	(0.26)[3]	(0.19)	(0.45)	—	—	—
Year Ended 12/31/10	10.14	(0.20)[3]	2.92	2.72	—	—	—
Year Ended 12/31/09	7.49	(1.87)	4.52	2.65	—	—	—
Year Ended 12/31/08	11.88	(0.10)	(4.21)	(4.31)	(0.01)	(0.05)	(0.02)

Class K
Year Ended 12/31/12	$14.70	$(0.20)[3]	$2.32	$2.12	$—	$(0.70)	$—
Year Ended 12/31/11	15.12	(0.21)[3]	(0.23)	(0.44)	—	—	—
Year Ended 12/31/10	11.85	(0.16)[3]	3.43	3.27	—	—	—
Year Ended 12/31/09	8.69	(0.20)	3.36	3.16	—	—	—
Year Ended 12/31/08	13.69	(0.07)	(4.85)	(4.92)	(0.01)	(0.05)	(0.02)

Class Y
Year Ended 12/31/12	$15.54	$(0.12)[3]	$2.45	$2.33	$—	$(0.70)	$—
Year Ended 12/31/11	15.88	(0.11)[3]	(0.25)	(0.36)	—	—	—
Year Ended 12/31/10	12.40	(0.12)[3]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.06	(0.10)	3.44	3.34	—	—	—
Year Ended 12/31/08	14.18	— [8]	(5.04)	(5.04)	(0.01)	(0.05)	(0.02)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund for 2011 (2.44)%, (4.07)%, (3.02)%, and (2.18)%; for 2009 46.38%, 44.39%, 45.40%, and 47.10% for Class A, Class C, Class K and Class Y, respectively; for

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$(0.70)	$—	$17.12	14.78%		$54,669	1.35%	1.35%	(0.93)%	(0.93)%	98%
—	0.02	15.54	(2.39)%	[4]	55,180	1.26%	1.26%	(1.05)%	(1.05)%	100%
—	—	15.92	27.97%		95,631	1.27%	1.36%	(0.92)%	(1.01)%	121%
—	—	12.44	36.70%		81,629	1.27%	1.40%	(0.74)%	(0.87)%	177%
(0.08)	—	9.10	(35.67)%		68,315	1.27%	1.29%	(0.33)%	(0.35)%	119%

$(0.70)	$—	$13.43	13.81%		$1,904	2.22%	2.24%	(1.78)%	(1.80)%	98%
—	0.02	12.43	(3.34)%	[4]	1,523	2.19%	2.19%	(1.97)%	(1.97)%	100%
—	—	12.86	26.82%		1,804	2.19%	2.19%	(1.84)%	(1.84)%	121%
—	—	10.14	35.38%		1,529	2.10%	2.10%	(1.58)%	(1.58)%	177%
(0.08)	—	7.49	(36.23)%		7,081	2.07%	2.07%	(1.11)%	(1.11)%	119%

$(0.70)	$—	$16.12	14.53%		$4,714	1.60%	1.77%	(1.23)%	(1.40)%	98%
—	0.02	14.70	(2.78)%	[4]	9,717	1.60%	1.78%	(1.38)%	(1.56)%	100%
—	—	15.12	27.59%		11,020	1.60%	1.76%	(1.25)%	(1.41)%	121%
—	—	11.85	36.36%		9,168	1.60%	1.82%	(1.09)%	(1.31)%	177%
(0.08)	—	8.69	(35.90)%		10,865	1.60%	1.69%	(0.64)%	(0.73)%	119%

$(0.70)	$—	$17.17	15.10%		$33,591	1.08%	1.08%	(0.67)%	(0.67)%	98%
—	0.02	15.54	(2.14)%	[4]	32,690	0.96%	0.96%	(0.68)%	(0.68)%	100%
—	—	15.88	28.06%		504	1.29%	1.29%	(0.91)%	(0.91)%	121%
—	—	12.40	36.87%		460	1.24%	1.24%	(0.84)%	(0.84)%	177%
(0.08)	—	9.06	(35.50)%		193	1.02%	1.02%	(0.02)%	(0.02)%	119%

RS Select Growth Fund for 2011 5.21%, 4.14%, 4.49%, 5.55%; for 2009 47.15%, 45.23%, 45.16% and 29.58% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund for 2011 (0.78)%, (2.18)%, (1.27)% and (0.57)%, for 2009 31.53%, 29.20%, 30.58% and 31.45% for Class A, Class C, Class K and Class Y, respectively; for RS Small Cap Equity Fund (2.51)%, (3.46)%, (2.87)%, (2.26)% for Class A, Class C, Class K and Class Y, respectively.

[5]	Inception date.

[6]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[7]	The NAV, as presented, has been adjusted from the NAV, as reported on December 31, 2009, due to a reprocessing of shareholder transactions.

[8]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2012

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. Prior to February 17, 2012, RS Small Cap Equity Fund offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares of the Fund were converted into Class A shares of the same Fund. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

84	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

www.RSinvestments.com	85

NOTES TO FINANCIAL STATEMENTS

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute

86	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

www.RSinvestments.com	87

NOTES TO FINANCIAL STATEMENTS

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS Small Cap Growth Fund, Class A	1.35%
RS Select Growth Fund, Class A	1.35%
RS Mid Cap Growth Fund, Class A*	1.28%
RS Growth Fund, Class A	1.49%
*	The expense limitation in effect from January 1, 2012 through April 30, 2012 was 1.49%.

88	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit RS Small Cap Equity Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

RS Small Cap Equity Fund	Expense Limitation
Class A	1.35%
Class B*	2.41%
Class C	2.22%
Class K	1.60%
Class Y	N/A
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2012, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Small Cap Growth Fund	Class A	0.25%	$1,279,817
	Class C	1.00%	17,338
	Class K	0.65%	6,089
	Class Y	0.00%	—
RS Select Growth Fund	Class A	0.25%	$339,629
	Class C	1.00%	117,030
	Class K	0.65%	1,761
	Class Y	0.00%	—
RS Mid Cap Growth Fund	Class A	0.25%	$137,178
	Class C	1.00%	15,852
	Class K	0.65%	5,101
	Class Y	0.00%	—

www.RSinvestments.com	89

NOTES TO FINANCIAL STATEMENTS

Fund		Annual Rate	Distribution Fees
RS Growth Fund	Class A	0.25%	$249,325
	Class C	1.00%	6,300
	Class K	0.65%	5,137
	Class Y	0.00%	—
RS Technology Fund	Class A	0.25%	$386,888
	Class C	1.00%	185,752
	Class K	0.65%	7,001
	Class Y	0.00%	—
RS Small Cap Equity Fund	Class A	0.25%	$144,802
	Class B*	1.00%	1,862
	Class C	1.00%	18,436
	Class K	0.65%	48,897
	Class Y	0.00%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2012, PAS informed the Trust it received $2,419,172 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

90	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Small Cap Growth Fund	$4,284
RS Select Growth Fund	55,957
RS Mid Cap Growth Fund	3,809
RS Growth Fund	3,484
RS Technology Fund	16,077
RS Small Cap Equity Fund	895
GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2012, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Growth Fund	$967
RS Select Growth Fund	4,531
RS Mid Cap Growth Fund	275
RS Growth Fund	378
RS Technology Fund	34,260
RS Small Cap Equity Fund	50

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2012	2011	2012	2011
RS Technology Fund	$1,875,894	$—	$7,310,801	$9,021,139
RS Small Cap Equity Fund	—	—	3,764,344	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

www.RSinvestments.com	91

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2012, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
RS Small Cap Growth Fund	$(5,617,281)	$5,620,145	$(2,864)
RS Select Growth Fund	(1,329,143)	1,329,143	—
RS Mid Cap Growth Fund	(423,217)	369,212	54,005
RS Growth Fund	(11,824)	11,824	—
RS Technology Fund	(4,395,705)	2,351,921	2,043,784
RS Small Cap Equity Fund	(998,475)	998,475	—

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Fund	Undistributed Long-Term Capital Gains
RS Small Cap Equity Fund	$771,310

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Small Cap Growth Fund	$44,523,747
RS Select Growth Fund	4,820,750
RS Mid Cap Growth Fund	6,446,374
RS Growth Fund	9,694,302
RS Small Cap Equity Fund	4,019,079

See the chart below for capital loss carryovers available to the Funds at December 31, 2012.

	Expiring
Fund	2016	2017	Total
RS Small Cap Growth Fund	$—	$27,424,861	$27,424,861
RS Select Growth Fund	—	7,308,308	7,308,308
RS Mid Cap Growth Fund	35,646,503	46,802,596	82,449,099
RS Growth Fund	4,142,467	25,594,363	29,736,830
RS Technology Fund	—	—	—
RS Small Cap Equity Fund	—	—	—

92	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Funds elected to defer net capital losses as follows:

Fund	Deferred Net Capital Losses
RS Small Cap Growth Fund	$5,774,690
RS Select Growth Fund	1,364,738
RS Mid Cap Growth Fund	355,402
RS Growth Fund	974,291
RS Technology Fund	785,328
RS Small Cap Equity Fund	925,714

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$517,061,983	$101,547,529	$118,035,919	$(16,488,390)
RS Select Growth Fund	269,846,678	35,831,250	38,475,384	(2,644,134)
RS Mid Cap Growth Fund	53,545,644	12,560,850	13,128,559	(567,709)
RS Growth Fund	80,012,083	22,119,282	23,142,659	(1,023,377)
RS Technology Fund	130,871,870	34,518,892	39,841,732	(5,322,840)
RS Small Cap Equity Fund	81,257,260	13,909,626	16,501,993	(2,592,367)

www.RSinvestments.com	93

NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Small Cap Growth Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,673,088	$75,164,801	2,799,043	$121,748,390
Shares redeemed	(1,578,421)	(71,491,828)	(3,633,502)	(154,843,875)

Net increase/(decrease)	94,667	$3,672,973	(834,459)	$(33,095,485)

Class C
Shares sold	23,757	$1,018,677	32,691	$1,345,102
Shares redeemed	(15,373)	(646,123)	(21,550)	(840,003)

Net increase	8,384	$372,554	11,141	$505,099

Class K
Shares sold	9,705	$428,855	11,232	$471,802
Shares redeemed	(10,811)	(472,069)	(9,579)	(384,043)

Net increase/(decrease)	(1,106)	$(43,214)	1,653	$87,759

Class Y
Shares sold	1,334,283	$62,066,509	1,226,732	$54,936,634
Shares redeemed	(638,157)	(29,146,376)	(904,252)	(37,436,266)

Net increase	696,126	$32,920,133	322,480	$17,500,368

RS Select Growth Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,833,521	$133,514,955	1,182,873	$36,994,156
Shares redeemed	(1,479,936)	(50,686,209)	(650,352)	(19,494,056)

Net increase	2,353,585	$82,828,746	532,521	$17,500,100

Class C
Shares sold	591,843	$19,681,870	73,096	$2,144,740
Shares redeemed	(54,347)	(1,799,028)	(4,620)	(136,896)

Net increase	537,496	$17,882,842	68,476	$2,007,844

94	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

RS Select Growth Fund — continued

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class K
Shares sold	5,473	$179,312	4,826	$139,385
Shares redeemed	(2,495)	(81,192)	(3,598)	(110,348)

Net increase	2,978	$98,120	1,228	$29,037

Class Y
Shares sold	2,861,817	$101,638,171	532,421	$16,490,925
Shares redeemed	(812,641)	(27,702,031)	(76,936)	(2,346,763)

Net increase	2,049,176	$73,936,140	455,485	$14,144,162

RS Mid Cap Growth Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	497,024	$6,460,175	387,613	$4,561,384
Shares redeemed	(728,062)	(9,313,191)	(980,485)	(11,454,503)

Net decrease	(231,038)	$(2,853,016)	(592,872)	$(6,893,119)

Class C
Shares sold	124,501	$1,540,699	106,841	$1,191,461
Shares redeemed	(65,085)	(785,412)	(70,683)	(759,356)

Net increase	59,416	$755,287	36,158	$432,105

Class K
Shares sold	26,393	$329,527	30,239	$345,877
Shares redeemed	(35,963)	(442,556)	(35,263)	(399,466)

Net decrease	(9,570)	$(113,029)	(5,024)	$(53,589)

Class Y
Shares sold	457,107	$5,987,577	59,782	$726,249
Shares redeemed	(69,713)	(911,034)	(47,346)	(560,813)

Net increase	387,394	$5,076,543	12,436	$165,436

RS Growth Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	386,756	$4,990,880	184,100	$2,228,545
Shares redeemed	(1,176,714)	(15,578,149)	(1,138,154)	(13,848,753)

Net decrease	(789,958)	$(10,587,269)	(954,054)	$(11,620,208)

www.RSinvestments.com	95

NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Growth Fund — continued

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class C
Shares sold	31,819	$402,147	20,225	$233,428
Shares redeemed	(19,514)	(239,288)	(14,503)	(168,973)

Net increase	12,305	$162,859	5,722	$64,455

Class K
Shares sold	13,108	$170,118	31,615	$371,894
Shares redeemed	(25,957)	(346,055)	(60,304)	(713,576)

Net decrease	(12,849)	$(175,937)	(28,689)	$(341,682)

Class Y
Shares sold	238,317	$3,266,360	22,867	$274,899
Shares redeemed	(12,497)	(170,092)	(15,818)	(191,311)

Net increase	225,820	$3,096,268	7,049	$83,588

RS Technology Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,964,337	$35,983,100	8,480,502	$171,392,793
Shares reinvested	380,130	6,344,368	381,102	6,292,002
Shares redeemed	(4,550,495)	(81,428,539)	(13,607,750)	(263,016,000)

Net decrease	(2,206,028)	$(39,101,071)	(4,746,146)	$(85,331,205)

Class C
Shares sold	350,115	$6,138,099	909,130	$17,792,828
Shares reinvested	37,321	586,684	27,456	431,614
Shares redeemed	(421,296)	(7,265,359)	(251,035)	(4,400,055)

Net increase/(decrease)	(33,860)	$(540,576)	685,551	$13,824,387

Class K
Shares sold	27,255	$478,277	31,295	$574,519
Shares reinvested	3,500	55,960	3,077	49,027
Shares redeemed	(26,970)	(475,007)	(25,163)	(449,244)

Net increase	3,785	$59,230	9,209	$174,302

Class Y
Shares sold	980,823	$17,914,397	2,259,635	$45,581,087
Shares reinvested	52,494	895,032	45,376	762,296
Shares redeemed	(1,173,989)	(21,518,172)	(1,378,380)	(25,551,420)

Net increase/(decrease)	(140,672)	$(2,708,743)	926,631	$20,791,963

96	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

RS Small Cap Equity Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	178,878	$3,109,659	1,060,358	$17,932,551
Shares from conversion of Class B shares*	82,217	1,457,242	—	—
Shares reinvested	127,518	2,137,207	—	—
Shares redeemed	(746,582)	(12,837,972)	(3,516,679)	(59,209,549)

Net decrease	(357,969)	$(6,133,864)	(2,456,321)	$(41,276,998)

Class B
Shares sold	—	$—	3,172	$43,114
Shares converted to Class A shares*	(102,253)	(1,457,242)	—	—
Shares redeemed	(6,093)	(83,753)	(45,507)	(591,688)

Net decrease	(108,346)	$(1,540,995)	(42,335)	$(548,574)

Class C
Shares sold	18,909	$267,932	1,307	$17,718
Shares reinvested	7,098	93,337	—	—
Shares redeemed	(6,751)	(93,248)	(19,111)	(243,305)

Net increase/(decrease)	19,256	$268,021	(17,804)	$(225,587)

Class K
Shares sold	41,639	$678,480	56,584	$867,440
Shares reinvested	12,440	196,295	—	—
Shares redeemed	(422,429)	(6,660,605)	(124,712)	(1,926,073)

Net decrease	(368,350)	$(5,785,830)	(68,128)	$(1,058,633)

Class Y
Shares sold	661,402	$11,422,055	2,623,517	$43,629,198
Shares reinvested	75,483	1,268,124	—	—
Shares redeemed	(883,967)	(15,455,138)	(551,687)	(8,763,814)

Net increase/(decrease)	(147,082)	$(2,764,959)	2,071,830	$34,865,384

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

www.RSinvestments.com	97

NOTES TO FINANCIAL STATEMENTS

b. Shareholder Concentration As of December 31, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	2	48.65%
RS Select Growth Fund	7	62.49%
RS Mid Cap Growth Fund	3	37.18%
RS Growth Fund	2	25.24%
RS Technology Fund	4	32.79%
RS Small Cap Equity Fund	3	58.68%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2012, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$632,567,528	$595,864,145
RS Select Growth Fund	382,393,187	215,300,263
RS Mid Cap Growth Fund	69,538,299	66,518,408
RS Growth Fund	94,896,486	103,513,480
RS Technology Fund	168,952,479	223,627,704
RS Small Cap Equity Fund	98,986,636	118,230,475

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest

98	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Select Growth Fund	$—	$52,946	3	1.43%
RS Mid Cap Growth Fund	—	155,328	4	1.43%
RS Growth Fund	—	261,745	5	1.42%
RS Technology Fund	—	1,866,470	11	1.40%
RS Small Cap Equity Fund	—	1,667,489	6	1.43%
*	For the year ended December 31, 2012, based on the number of days borrowings were outstanding.

Note 7 Regulatory Settlements

During the year ended December 31, 2011, the Funds received payments relating to certain regulatory settlements which were distributed at the direction of the Securities and Exchange Commission. These payments were as follows:

Fund	Amount
RS Small Cap Growth Fund	$571,068
RS Select Growth Fund	92,849
RS Growth Fund	74,272
RS Small Cap Equity Fund	124,955

These payments are included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and resulted in a more than $0.01 per share net asset value impact as well as a more than 0.01% performance impact to the total return for the year ended December 31, 2011. Such amounts are included in the accompanying Financial Highlights.

www.RSinvestments.com	99

NOTES TO FINANCIAL STATEMENTS

Note 8 Review for Subsequent Events

The Board of Trustees of the Trust approved a Plan of Reorganization for RS Growth Fund to acquire the assets and liabilities of RS Capital Appreciation Fund through a tax-free merger. The merger is expected to occur on or about March 25, 2013.

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no other material events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

100	www.RSinvestments.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Fund

RS Select Growth Fund

RS Mid Cap Growth Fund

RS Growth Fund

RS Technology Fund

RS Small Cap Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (six of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 8, the Board of Trustees approved a Plan of Reorganization for RS Growth Fund to acquire the assets and liabilities of RS Capital Appreciation Fund (another portfolio constituting the RS Investment Trust) through a merger. The merger is expected to occur on or about March 25, 2013.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

www.RSinvestments.com	101

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2012 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Technology Fund	51.71%

Dividend Received Deduction:

RS Technology Fund	34.87%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designate the following amounts as long-term capital gain dividends for the year ended December 31, 2012:

RS Technology Fund	$7,310,801
RS Small Cap Equity Fund	3,764,344

102	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

www.RSinvestments.com	103

SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the

104	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

www.RSinvestments.com	105

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS

106	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•

RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

www.RSinvestments.com	107

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

108	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007– September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	34	None

www.RSinvestments.com	109

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009– December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A

110	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

www.RSinvestments.com	111

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015097 (12/12)

2012 Annual Report

All data as of December 31, 2012

RS Core Growth Funds

Class A, C, K, and Y Shares

•	RS Capital Appreciation Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund*	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund*
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

We’ve made outstanding progress toward the objectives we set out early in the year. This includes expanding the number of investment solutions we offer, continuing to produce competitive performance, and strengthening the firm’s operational, risk, and compliance capabilities.

1. New emerging markets capacity

In November we added 11 experienced emerging markets investment professionals to our roster. The team will assume management of the RS Emerging Markets Fund and the RS Greater China Fund in March 2013, adding critical capacity to high-demand strategies and expanding our footprint across the globe. This high-caliber group brings an investment philosophy, experience, and client focus that complement our dedicated investment management approach.

2. Competitive performance

We’re equally proud of the performance RS Funds produced in 2012. Overall, long-term performance remains strong across most of the RS Funds family — a testament to the firm’s talented analysts and portfolio managers.

3. Operational excellence

Risk management and operational best practices have always been a primary focus at RS Investments. We continue to refine our operational, risk management, and compliance platforms to ensure our investment professionals are supported by a robust platform that can also streamline how we add investment strategies in the future.

Looking beyond 2013

I don’t see any slowdown in how quickly our industry is changing. The pressure to consistently and effectively deliver to our clients is relentless. To answer this challenge, we’re putting ourselves in a strong position to take advantage of industry and macro trends by designing a clear roadmap for the future. We’re looking at prospective product needs, reviewing our distribution methods, streamlining and enhancing our performance tracking, and making sure we have the right organizational structure to deliver investment solutions to you, our shareholders.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with RS. Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS CAPITAL APPRECIATION FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Capital Appreciation Fund Commentary

Please Note: Portfolio Management Transition

Effective December 3, 2012, the RS Growth Team assumed portfolio management responsibilities for RS Capital Appreciation Fund. The Growth Team will leverage the same philosophy and process it has used to manage its other strategies. The seven-member RS Growth Team brings an average of 15 years of investment experience to a process that spans the market-cap spectrum. It is anticipated that RS Capital Appreciation Fund will merge into RS Growth Fund in March 2013.

Highlights

•

The broad equity market, as measured by the S&P 500® Index,[1] delivered solid positive performance in 2012 despite heightened market volatility, economic uncertainty, and a lack of clarity on government fiscal policy for 2013.

•

RS Capital Appreciation Fund underperformed the benchmark S&P 500® Index for the twelve-month period. Relative performance was hindered by stock selection in the energy, consumer discretionary, financial services and materials sectors. Stock selection in the consumer staples, technology and healthcare sectors assisted relative performance, as did the Fund’s lack of exposure to the utilities sector.

•

RS Capital Appreciation Fund seeks long-term growth of capital by investing in what we view as “advantaged” businesses. We define “advantaged” businesses as those that we believe possess structural, competitive, and economic advantages relative to their competitors.

Market Overview

Equity markets, as measured by the S&P 500® Index, started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. Market sentiment improved by the end of the summer, however, as the U.S. Federal Reserve (the Fed) and other world central banks announced additional quantitative easing steps to help stimulate the global economy. In September, news of the Fed’s “QE3” easing package helped to spur the S&P 500® Index to its highest close in nearly five years. Political uncertainty contributed to heightened market volatility at year-end, as investors contemplated the approaching “fiscal cliff”, a series of automatic tax increases and spending cuts scheduled to go into effect on January 1, 2013. The prospect of a significant fiscal drag on economic growth in 2013 led many enterprises and

4	www.RSinvestments.com

RS CAPITAL APPRECIATION FUND

consumers to scale back their spending plans, and triggered profit taking by investors eager to take capital gains ahead of potential tax law changes. Despite this heightened volatility, the S&P 500® Index and other major market indices still ended the year with solid gains.

Fund Performance Overview

RS Capital Appreciation Fund (Class A Shares) returned 13.69% over the 12 months ended December 31, 2012, underperforming the benchmark S&P 500® Index, which gained 16.00% for the same period.

Portfolio Review

The Fund’s performance relative to the S&P 500® Index was dampened by stock selection in the energy sector, as a number of our holdings lost ground amid downward volatility in oil- and gas-related shares. Detractors included Chesapeake Energy Corporation, an oil and natural gas exploration and production company. As it became evident that Chesapeake was maintaining aggressive capital spending plans in the face of uncertainty over the direction of oil and natural gas prices, we decided to liquidate our holdings, and we sought energy sector investments that were less heavily levered and less aggressively managed.

Stock selection in the consumer discretionary sector also weighed on the Fund’s relative performance in an environment that often proved challenging for retailers. One significant detractor was Tiffany & Co., a company that sells signature jewelry, silver pieces, fragrances and accessories, tapping the global power of its brand identity. Tiffany’s share price performance in 2012 was curtailed by investor concerns over the prospect of slowing growth in China, where the company has a significant market stake. Despite Tiffany’s strong brand identity and other attributes, we opted to sell our holdings as we looked for investments with a more attractive balance of near-term risk and reward.

Apple Inc. delivered positive absolute performance for the Fund in 2012, aided by solid demand for the company’s new iPhones and iPads. Nonetheless, the stock receives a smaller weighting in the portfolio than it does in the benchmark S&P 500® Index, and as a result contributed to the Fund’s relative underperformance for the period. We stand by our positioning from a risk management standpoint, due to some caution over the company’s long-term revenue growth potential as the market for smart phones and other devices starts to mature.

On a positive note, the Fund’s relative performance benefited from an investment in Anheuser-Busch InBev N.V., the world’s largest brewing company. Anheuser-Busch continues to benefit from healthy pricing and profit margins, as well as the strength of its flagship Budweiser brand.

www.RSinvestments.com	5

RS CAPITAL APPRECIATION FUND

The Fund’s relative performance was also assisted by our investment in AFLAC Inc., a diversified provider of health and life insurance products, and by our holdings in mass media company Discovery Communications Inc. Discovery Communication’s share price performance has been aided by its popular cable channels such as the Discovery Channel and Animal Planet, as well as by its ability to extend its brand capital and platform innovations to other businesses.

Outlook

In our view, the Fund’s investments comprise a collection of businesses with relatively conservative balance sheets and significant growth opportunities. Over time, we have found that many of the most attractive investment opportunities have surfaced during periods of dislocation between long-term business fundamentals and short-term stock prices. For this reason, we believe that periods of economic uncertainty may provide the Fund with an opportunity to purchase high-quality, growing, advantaged businesses at what we believe to be attractive valuations.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. A non-diversified fund is able to invest in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were a diversified fund. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries.

6	www.RSinvestments.com

RS CAPITAL APPRECIATION FUND

Characteristics (unaudited)

Total Net Assets: $95,110,657

Top Ten Holdings[2]

Holding	% of Total Net Assets
Qualcomm, Inc.	6.44%
Mondelez International, Inc., Class A	6.06%
Discovery Communications, Inc., Class C	5.78%
CME Group, Inc.	5.31%
Autodesk, Inc.	4.52%
Aflac, Inc.	4.36%
eBay, Inc.	4.28%
Gilead Sciences, Inc.	4.05%
Apple, Inc.	3.75%
National Oilwell Varco, Inc.	3.64%
Total	48.19%

Sector Allocation[3]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	7

RS CAPITAL APPRECIATION FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (1/18/93)
without sales charge	13.69%	7.87%	2.11%	6.46%	8.69%
with maximum sales charge	8.30%	6.14%	1.12%	5.94%	8.43%
Class C Shares (9/10/10)
without sales charge	12.88%	—	—	—	10.75%
with sales charge	11.88%	—	—	—	10.75%
Class K Shares (9/10/10)	13.28%	—	—	—	11.17%
Class Y Shares (9/10/10)	14.14%	—	—	—	12.02%
S&P 500® Index[1]	16.00%	10.87%	1.66%	7.10%	8.22%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Capital Appreciation Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the inception of Class C shares (9/10/10), Class K shares (9/10/10) and Class Y shares (9/10/10) would have the following values as of December 31, 2012: $12,657 (Class C), $12,768 (Class K), and $12,995 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Oak Value Fund; performance shown includes performance of the predecessor fund for periods prior to September 7, 2010.

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	9

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
RS Capital Appreciation Fund	Class A	$1,000.00	$1,078.70	$6.27	1.20%
	Class C	$1,000.00	$1,074.40	$10.48	2.01%
	Class K	$1,000.00	$1,077.00	$8.04	1.54%
	Class Y	$1,000.00	$1,081.00	$4.18	0.80%
Based on Hypothetical Return (5% Return Before Expenses)
RS Capital Appreciation Fund	Class A	$1,000.00	$1,019.10	$6.09	1.20%
	Class C	$1,000.00	$1,015.03	$10.18	2.01%
	Class K	$1,000.00	$1,017.39	$7.81	1.54%
	Class Y	$1,000.00	$1,021.11	$4.06	0.80%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	www.RSinvestments.com

Financial Information

Year Ended December 31, 2012

SCHEDULE OF INVESTMENTS — RS CAPITAL APPRECIATION FUND

December 31, 2012	Shares	Value
Common Stocks – 99.0%
Asset Management & Custodian – 2.3%
Affiliated Managers Group, Inc.(1)	16,500	$2,147,475

		2,147,475
Back Office Support, HR and Consulting – 2.1%
Verisk Analytics, Inc., Class A(1)	38,800	1,978,800

		1,978,800
Biotechnology – 5.0%
Amgen, Inc.	27,700	2,391,064
Biogen Idec, Inc.(1)	16,300	2,390,721

		4,781,785
Chemicals: Diversified – 2.6%
Ecolab, Inc.	34,260	2,463,294

		2,463,294
Chemicals: Specialty – 2.6%
Praxair, Inc.	22,595	2,473,023

		2,473,023
Communications Technology – 6.4%
QUALCOMM, Inc.	98,755	6,124,785

		6,124,785
Computer Services, Software & Systems – 12.4%
Autodesk, Inc.(1)	121,730	4,303,155
Facebook, Inc., Class A(1)	76,500	2,037,195
Google, Inc., Class A(1)	4,550	3,227,634
Salesforce.com, Inc.(1)	13,200	2,218,920

		11,786,904
Computer Technology – 3.7%
Apple, Inc.	6,696	3,569,169

		3,569,169
Consumer Services: Miscellaneous – 4.3%
eBay, Inc.(1)	79,750	4,068,845

		4,068,845
Cosmetics – 2.2%
The Estee Lauder Companies, Inc., Class A	34,600	2,071,156

		2,071,156
Diversified Manufacturing Operations – 3.6%
Danaher Corp.	61,690	3,448,471

		3,448,471
Diversified Retail – 2.1%
Costco Wholesale Corp.	20,200	1,995,154

		1,995,154

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CAPITAL APPRECIATION FUND

December 31, 2012	Shares	Value
Drug & Grocery Store Chains – 2.5%
Whole Foods Market, Inc.	25,600	$2,338,048

		2,338,048
Entertainment – 5.8%
Discovery Communications, Inc., Class C(1)	93,995	5,498,707

		5,498,707
Financial Data & Systems – 2.3%
MasterCard, Inc., Class A	4,520	2,220,586

		2,220,586
Foods – 6.1%
Mondelez International, Inc., Class A	226,330	5,764,625

		5,764,625
Insurance: Life – 4.4%
Aflac, Inc.	78,115	4,149,469

		4,149,469
Insurance: Multi-Line – 3.5%
Berkshire Hathaway, Inc., Class A(1)	25	3,351,500

		3,351,500
Oil Well Equipment & Services – 3.6%
National Oilwell Varco, Inc.	50,710	3,466,028

		3,466,028
Oil: Crude Producers – 2.2%
Concho Resources, Inc.(1)	26,000	2,094,560

		2,094,560
Pharmaceuticals – 4.0%
Gilead Sciences, Inc.(1)	52,400	3,848,780

		3,848,780
Restaurants – 2.4%
Starbucks Corp.	42,100	2,257,402

		2,257,402
Scientific Instruments: Control & Filter – 2.3%
Pall Corp.	35,980	2,168,155

		2,168,155
Scientific Instruments: Electrical – 2.0%
AMETEK, Inc.	51,900	1,949,883

		1,949,883
Securities Brokerage & Services – 5.3%
CME Group, Inc.	99,620	5,051,730

		5,051,730

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS CAPITAL APPRECIATION FUND

December 31, 2012	Shares	Value
Semiconductors & Components – 1.2%
Avago Technologies Ltd.	36,400	$1,152,424

		1,152,424
Specialty Retail – 2.1%
Limited Brands, Inc.	41,700	1,962,402

		1,962,402
Total Common Stocks (Cost $80,233,211)		94,183,160

	Principal Amount	Value
Repurchase Agreements – 0.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $39,000, due 1/2/2013(2)	$39,000	39,000
Total Repurchase Agreements (Cost $39,000)		39,000
Total Investments - 99.1% (Cost $80,272,211)		94,222,160
Other Assets, Net - 0.9%		888,497
Total Net Assets - 100.0%		$95,110,657

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$40,144

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$94,183,160	$—	$—	$94,183,160

Repurchase Agreements	—	39,000	—	39,000

Total	$94,183,160	$39,000	$—	$94,222,160

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of December 31, 2012	RS Capital Appreciation
Assets
Investments, at value	$94,222,160
Cash and cash equivalents	488
Receivable for investments sold	1,698,621
Dividends receivable	40,542
Receivable for fund shares subscribed	4,491

Total Assets	95,966,302

Liabilities
Payable for fund shares redeemed	712,160
Payable to adviser	38,615
Payable to distributor	8,496
Accrued trustees’ fees	1,186
Accrued expenses/other liabilities	95,188

Total Liabilities	855,645

Total Net Assets	$95,110,657

Net Assets Consist of:
Paid-in capital	$73,173,305
Accumulated net realized gain from investments	7,987,403
Net unrealized appreciation on investments	13,949,949

Total Net Assets	$95,110,657

Investments, at Cost	$80,272,211

Pricing of Shares
Net Assets:
Class A	$60,469,205
Class C	7,937,444
Class K	3,840,940
Class Y	22,863,068
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	2,737,359
Class C	363,516
Class K	174,810
Class Y	1,035,546
Net Asset Value Per Share:
Class A	$22.09
Class C	21.84
Class K	21.97
Class Y	22.08
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$23.19

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

FINANCIAL INFORMATION

Statement of Operations For the Year Ended December 31, 2012	RS Capital Appreciation
Investment Income
Dividends	$2,121,816
Interest	204
Withholding taxes on foreign dividends	(24,167)

Total Investment Income	2,097,853

Expenses
Investment advisory fees	913,508
Distribution fees	265,551
Transfer agent fees	140,388
Registration fees	63,453
Professional fees	36,170
Shareholder reports	34,557
Custodian fees	22,264
Administrative service fees	14,655
Trustees’ fees	5,669
Other expenses	5,316

Total Expenses	1,501,531

Less: Fee waiver by adviser	(176,051)
Less: Custody credits	(151)

Total Expenses, Net	1,325,329

Net Investment Income	772,524

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	20,377,509
Net change in unrealized appreciation/depreciation on investments	(6,359,420)

Net Gain on Investments	14,018,089

Net Increase in Net Assets Resulting from Operations	$14,790,613

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Capital Appreciation

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$772,524	$215,535
Net realized gain from investments	20,377,509	2,777,190
Net change in unrealized appreciation/depreciation on investments	(6,359,420)	(602,975)

Net Increase in Net Assets Resulting from Operations	14,790,613	2,389,750

Distributions to Shareholders
Net investment income
Class A	(471,115)	(59,567)
Class C	(11,185)	—
Class K	(17,591)	—
Class Y	(299,633)	(167,545)
Net realized gain on investments
Class A	(5,126,336)	—
Class C	(657,630)	—
Class K	(311,890)	—
Class Y	(2,149,630)	—

Total Distributions	(9,045,010)	(227,112)

Capital Share Transactions
Proceeds from sales of shares	12,054,685	19,680,115
Reinvestment of distributions	8,474,145	206,676
Cost of shares redeemed	(39,408,436)	(29,718,454)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(18,879,606)	(9,831,663)

Net Decrease in Net Assets	(13,134,003)	(7,669,025)

Net Assets
Beginning of year	108,244,660	115,913,685

End of year	$95,110,657	$108,244,660

Other Information:
Shares
Sold	527,002	934,727
Reinvested	385,075	9,921
Redeemed	(1,685,047)	(1,404,489)

Net Decrease	(772,970)	(459,841)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each share class). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RS Capital Appreciation Fund
Class A
Year Ended 12/31/12	$21.31	$0.17	$2.74	$2.91	$(0.18)	$(1.95)	$(2.13)
Year Ended 12/31/11	20.91	0.03	0.39	0.42	(0.02)	—	(0.02)
Period Ended 12/31/10[3,4]	17.73	0.01	3.19	3.20	(0.02)	—	(0.02)
Year Ended 6/30/10	15.66	0.02 [5]	2.05	2.07	(0.00)[6]	—	(0.00)[6]
Year Ended 6/30/09	19.28	0.04 [5]	(3.58)	(3.54)	(0.04)	(0.04)	(0.08)
Year Ended 6/30/08	25.80	(0.02)[5]	(3.87)	(3.89)	—	(2.63)	(2.63)

Class C
Year Ended 12/31/12	$21.11	$0.02	$2.69	$2.71	$(0.03)	$(1.95)	$(1.98)
Year Ended 12/31/11	20.86	(0.08)	0.33	0.25	—	—	—
Period From 9/10/10[7] to 12/31/10[3]	18.84	(0.05)	2.08	2.03	(0.01)	—	(0.01)

Class K
Year Ended 12/31/12	$21.22	$0.08	$2.73	$2.81	$(0.11)	$(1.95)	$(2.06)
Year Ended 12/31/11	20.88	(0.05)	0.39	0.34	—	—	—
Period From 9/10/10[7] to 12/31/10[3]	18.84	(0.03)	2.08	2.05	(0.01)	—	(0.01)

Class Y
Year Ended 12/31/12	$21.30	$0.29	$2.71	$3.00	$(0.27)	$(1.95)	$(2.22)
Year Ended 12/31/11	20.91	0.09	0.40	0.49	(0.10)	—	(0.10)
Period From 9/10/10[7] to 12/31/10[3]	18.84	0.02	2.09	2.11	(0.04)	—	(0.04)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Redemption Fees		Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$22.09	13.69%	$60,469	1.22%	1.37%	0.63%	0.48%	67%
—		21.31	2.01%	64,416	1.25%	1.36%	0.14%	0.03%	47%
0.00	[6]	20.91	18.05%	74,229	1.35%	1.40%	0.09%	0.04%	22%
0.00	[6]	17.73	13.24%	70,251	1.48%	1.48%	0.13%	0.13%	49%
0.00	[6]	15.66	(18.31)%	62,732	1.57%	1.57%	0.26%	0.26%	37%
0.00	[6]	19.28	(16.04)%	93,741	1.37%	1.37%	(0.08)%	(0.08)%	52%

$—		$21.84	12.88%	$7,938	1.98%	2.13%	(0.07)%	(0.22)%	67%
—		21.11	1.20%	5,519	1.98%	2.09%	(0.57)%	(0.68)%	47%
—		20.86	10.80%	3,611	2.25%	2.33%	(0.85)%	(0.93)%	22%

$—		$21.97	13.28%	$3,841	1.57%	1.72%	0.32%	0.17%	67%
—		21.22	1.63%	3,381	1.61%	1.72%	(0.22)%	(0.33)%	47%
—		20.88	10.91%	3,327	1.86%	1.94%	(0.46)%	(0.54)%	22%

$—		$22.08	14.14%	$22,863	0.84%	0.99%	0.95%	0.80%	67%
—		21.30	2.37%	34,929	0.87%	0.98%	0.51%	0.40%	47%
—		20.91	11.21%	34,747	0.99%	1.07%	0.42%	0.34%	22%

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[4]	The Fund changed its fiscal year end from June 30 to December 31. Period represents July 1, 2010 through December 31, 2010.

[5]	Calculated based on the average shares outstanding during the period.

[6]	Rounds to $0.00 per share.

[7]	Inception date.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2012

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS Capital Appreciation Fund (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Fund has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

20	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

www.RSinvestments.com	21

NOTES TO FINANCIAL STATEMENTS

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2009.

22	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”).

www.RSinvestments.com	23

NOTES TO FINANCIAL STATEMENTS

Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect from May 1, 2012, through April 30, 2013, to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to 1.20% and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period. The expense limitation in effect for Class A shares from January 1, 2012 through April 30, 2012 was 1.25%.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund. For the year ended December 31, 2012, GIS received distribution fees as follows:

	Annual Rate	Distribution Fees
Class A	0.25%	$169,162
Class C	1.00%	72,463
Class K	0.65%	23,926
Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and

24	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the year ended December 31, 2012, PAS informed the Trust it received $2,419,172 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $7,979.

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2012, GIS received CDSL charges of $762.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gains
2012	$1,733,430	$7,311,580
2011	227,112	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$3,665,014	$27,000	$(3,692,014)

www.RSinvestments.com	25

NOTES TO FINANCIAL STATEMENTS

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$386,259	$7,744,252

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $80,415,320. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $15,396,118 and $(1,589,278), respectively, resulting in net unrealized appreciation of $13,806,840.

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Fund were as follows:

Transactions in Capital Shares

RS Capital Appreciation Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	272,474	$6,267,740	323,284	$6,772,356
Shares reinvested	244,134	5,378,275	2,619	54,591
Shares redeemed	(802,703)	(18,691,788)	(852,115)	(18,083,731)

Net decrease	(286,095)	$(7,045,773)	(526,212)	$(11,256,784)

Class C
Shares sold	106,502	$2,392,669	88,295	$1,845,566
Shares reinvested	21,490	468,273	—	—
Shares redeemed	(25,883)	(597,917)	(35)	(725)

Net increase	102,109	$2,263,025	88,260	$1,844,841

Class K
Shares sold	424	$10,000	—	$—
Shares reinvested	15,038	329,481	—	—

Net increase	15,462	$339,481	—	$—

26	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

RS Capital Appreciation Fund — continued

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class Y
Shares sold	147,602	$3,384,276	523,148	$11,062,193
Shares reinvested	104,413	2,298,116	7,302	152,085
Shares redeemed	(856,461)	(20,118,731)	(552,339)	(11,633,998)

Net decrease	(604,446)	$(14,436,339)	(21,889)	$(419,720)

b. Shareholder Concentration As of December 31, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of the Fund is summarized in the following table:

Number of Shareholders	Percentage of Net Assets
3	39.69%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $74,522,788 and $101,521,764, respectively, for the year ended December 31, 2012.

b. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for

www.RSinvestments.com	27

NOTES TO FINANCIAL STATEMENTS

temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund borrowed under the facility as follows:

Amount Outstanding at 12/31/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$1,038,459	5	1.44%
*	For the year ended December 31, 2012, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

The Board of Trustees of the Trust approved a Plan of Reorganization for RS Growth Fund to acquire the assets and liabilities of RS Capital Appreciation Fund through a tax-free merger. The merger is expected to occur on or about March 25, 2013.

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no other material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

28	www.RSinvestments.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Capital Appreciation Fund (one of the portfolios constituting the RS Investment Trust, hereafter, referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the years ended December 31, 2012 and December 31, 2011 and the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for each of the three years in the period ended June 30, 2010 were audited by other auditors whose report dated August 10, 2010 expressed an unqualified opinion on those statements and financial highlights.

As explained in Note 7, the Board of Trustees approved a Plan of Reorganization for RS Growth Fund (another portfolio constituting the RS Investment Trust) to acquire the assets and liabilities of the Fund through a merger. The merger is expected to occur on or about March 25, 2013.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

www.RSinvestments.com	29

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the period ended December 31, 2012 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Capital Appreciation Fund	100%

Dividend Received Deduction:

RS Capital Appreciation Fund	56.50%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, RS Capital Appreciation Fund hereby designates $10,792,273 as long-term capital gain distributions for the year ended December 31, 2012.

30	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

www.RSinvestments.com	31

SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the

32	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

www.RSinvestments.com	33

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS

34	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•

RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

www.RSinvestments.com	35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

36	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007– September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	34	None

www.RSinvestments.com	37

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009– December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A

38	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

www.RSinvestments.com	39

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 016042 (12/12)

2012 Annual Report

All data as of December 31, 2012

RS Value Funds

Class A, C, K, and Y Shares

•	RS Partners Fund

•	RS Value Fund

•	RS Large Cap Alpha Fund

•	RS Investors Fund

•	RS Global Natural Resources Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund*	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund*
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

We’ve made outstanding progress toward the objectives we set out early in the year. This includes expanding the number of investment solutions we offer, continuing to produce competitive performance, and strengthening the firm’s operational, risk, and compliance capabilities.

1. New emerging markets capacity

In November we added 11 experienced emerging markets investment professionals to our roster. The team will assume management of the RS Emerging Markets Fund and the RS Greater China Fund in March 2013, adding critical capacity to high-demand strategies and expanding our footprint across the globe. This high-caliber group brings an investment philosophy, experience, and client focus that complement our dedicated investment management approach.

2. Competitive performance

We’re equally proud of the performance RS Funds produced in 2012. Overall, long-term performance remains strong across most of the RS Funds family — a testament to the firm’s talented analysts and portfolio managers.

3. Operational excellence

Risk management and operational best practices have always been a primary focus at RS Investments. We continue to refine our operational, risk management, and compliance platforms to ensure our investment professionals are supported by a robust platform that can also streamline how we add investment strategies in the future.

Looking beyond 2013

I don’t see any slowdown in how quickly our industry is changing. The pressure to consistently and effectively deliver to our clients is relentless. To answer this challenge, we’re putting ourselves in a strong position to take advantage of industry and macro trends by designing a clear roadmap for the future. We’re looking at prospective product needs, reviewing our distribution methods, streamlining and enhancing our performance tracking, and making sure we have the right organizational structure to deliver investment solutions to you, our shareholders.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with RS. Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•	The U.S. equity market, as measured by the S&P 500® Index,[1] delivered positive performance for 2012, despite a backdrop of economic and political uncertainty.

•

RS Partners Fund outperformed the benchmark Russell 2000® Value Index[2] for 2012. Stock selection in the technology sector was the largest contributor to Fund performance relative to the benchmark. Stock selection in the energy, healthcare and consumer staples sectors was also beneficial. Stock selection in the materials sector was the biggest drag on the Fund’s relative performance.

•

The Fund seeks long-term capital appreciation by seeking to identify small-cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets, as measured by the S&P 500® Index, started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. The sell-off was especially severe for a variety of energy- and commodities-related stocks. Market sentiment improved by the end of the summer, due in part to news of additional quantitative easing measures undertaken by the U.S. Federal Reserve and other world central banks. In September, aided by some signs of improving U.S. economic growth, the S&P 500® Index rebounded to reach its highest close in nearly five years. Nonetheless, political uncertainty contributed to renewed downward market volatility in the fourth quarter, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect at the beginning of 2013. Despite uncertainty surrounding the impact of these fiscal policy changes, the S&P 500® Index still ended the year with solid gains. All sectors of the Russell 2000® Value Index of small cap value stocks also delivered positive performance during the 12 month period. The weakest performing sector was energy, where downward volatility in oil and natural gas prices hurt share price performance.

Fund Performance Overview

RS Partners Fund (Class A Shares) returned 19.39% for the 12 months ended December 31, 2012, outperforming the Russell 2000® Value Index, which returned 18.05%.

The Fund’s performance relative to the Russell 2000® Value Index was aided by stock selection in the technology sector, and, in particular, from investments in Acxiom

4	www.RSinvestments.com

RS PARTNERS FUND

Corporation and AOL Inc. Acxiom provides technology that enables marketers to personalize consumer experiences and manage target audiences. The company continued to gain new contracts, reported robust revenue growth and improved profit margins.

We invested in global web services company AOL as a turnaround story. We remain positive on the company’s efforts to shed non-strategic assets and refocus on core business strategies. AOL’s recent earnings performance has benefited from the ongoing migration of advertising dollars to its websites. We believe that AOL also offers a clean balance sheet, predictable cash flows supported by its high-margin subscription business, and considerable asset value tied to its unique content and Internet brands. We continued to hold a significant position in the company.

One area of investment focus has been companies that we believe may ultimately benefit from increased access to healthcare under the Affordable Care Act. These companies included eHealth Inc., another strong contributor to the Fund’s absolute and relative annual performance. eHealth provides services to help consumers make decisions about their health insurance, which include online comparison tools and educational materials, as well as online sales of health insurance products. In our view, the company appears well-positioned to benefit from the expansion of health insurance under the Affordable Care Act.

While the Fund’s stock selection in the technology sector was beneficial overall, relative results were dampened by an investment in Atmel Corp., a developer of microchips integral to the touchscreen technology used in smartphones and tablets. Atmel’s share price was negatively affected by the uncertain near-term outlook for global information technology spending.

The Fund’s investment in Laredo Petroleum Holdings Inc., an independent oil and gas exploration company, also detracted from relative performance during a fairly challenging year for energy-related stocks. Despite its disappointing share price performance in 2012, we believe Laredo Petroleum is well-positioned to benefit from improving fundamentals and increased business clarity in the energy space.

In the financial services sector, our recent emphasis has been on less capital intensive businesses that, in our view, provide the prospect for consistent and predictable cash flow streams. One example is MoneyGram International, a payment services company that facilitates global money transfers and bill payment services. The stock came under pressure late in 2012 on news that the company had paid a settlement related to a Department of Justice investigation into several consumer fraud schemes conducted using MoneyGram wire services. This development did not affect our confidence in the underlying fundamentals of the business, and we continue to hold a position in MoneyGram.

www.RSinvestments.com	5

RS PARTNERS FUND

Outlook

Looking ahead, we acknowledge that the economy faces a host of challenges, including a constrained consumer base, mounting budget deficits, and the ongoing debt and austerity crisis in Europe. At the same time, we have seen improvement in other fundamentals supporting economic growth and company earnings potential. We believe that these improvements include the slow re-emergence of U.S. manufacturing, a growing appreciation for the United States’ energy position, and initial signs of improvement in the U.S. housing market. In this environment, we continue to seek out companies that we believe will drive future value creation for owners and remain largely ignored by many investors in today’s public equity markets.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

6	www.RSinvestments.com

RS PARTNERS FUND

Characteristics (unaudited)

Total Net Assets: $1,760,569,364

Top Ten Holdings[3]

Holding	% of Total Net Assets
Calpine Corp.	5.20%
Peyto Exploration & Development Corp.	4.16%
Waste Connections, Inc.	3.91%
Compass Minerals International, Inc.	3.90%
Integrated Device Technology, Inc.	3.87%
GameStop Corp., Class A	3.58%
Acxiom Corp.	3.33%
StanCorp Financial Group, Inc.	3.15%
First Horizon National Corp.	3.15%
DST Systems, Inc.	3.08%
Total	37.33%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	7

RS PARTNERS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	19.39%	12.18%	4.47%	12.52%	11.49%
with maximum sales charge	13.72%	10.37%	3.46%	11.98%	11.18%
Class K Shares (10/13/06)	18.84%	11.64%	4.05%	—	3.29%
Class Y Shares (5/1/07)	19.70%	12.51%	4.78%	—	2.16%
Russell 2000® Value Index[2]	18.05%	11.57%	3.55%	9.50%	9.53%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) and Class Y shares (5/1/07) would have the following values as of December 31, 2012: $12,229 (Class K) and $11,286 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

8	www.RSinvestments.com

RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•

U.S. equity markets, as measured by the S&P 500® Index,[1] delivered positive performance in 2012 despite uncertainty over U.S. economic prospects and potential fiscal policy changes, as well as concerns over the sovereign debt crisis in Europe.

•

RS Value Fund underperformed the benchmark Russell Midcap® Value Index[2] for the year ending December 31, 2012. Stock selection in the energy, technology, financial services, and consumer discretionary sectors were detractors from relative performance. Stock selection in the materials and healthcare sectors aided relative performance.

•

The Fund seeks long-term capital appreciation by seeking to identify mid-cap companies with improving returns on invested capital. This selection is based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets, as measured by the S&P 500® Index, started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. The sell-off was especially severe for a variety of energy- and commodities-related stocks. Market sentiment improved by the end of the summer, due in part to news of additional quantitative easing measures undertaken by the U.S. Federal Reserve and other world central banks. In September, aided by some signs of improving U.S. economic growth, the S&P 500® Index rebounded to reach its highest close in nearly five years. Nonetheless, political uncertainty contributed to renewed downward market volatility in the fourth quarter, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect at the beginning of 2013. Despite this heightened volatility, all sectors of the Russell Midcap® Value Index delivered positive performance for the 12-month period, although the weakest-performing sectors were utilities, technology, and energy.

Fund Performance Overview

RS Value Fund (Class A Shares) returned 13.83% for the 12 months ended December 31, 2012, underperforming the 18.51% return posted by the benchmark Russell Midcap® Value Index.

www.RSinvestments.com	9

RS VALUE FUND

The Fund’s underperformance relative to the benchmark Russell Midcap® Value Index was due in part to stock selection in the energy sector, where a number of the Fund’s holdings struggled during a period of downward pressure in commodity prices. Coal producer Peabody Energy Corp. was one significant detractor in the energy space. Nonetheless, we continue to believe that the long-term outlook for commodities remains positive given limited spare capacity and rising marginal supply costs.

The uncertain outlook for global enterprise technology spending weighed on the Fund’s investment in Atmel Corp., a developer of microchips integral to the touchscreen technology used in smartphones and tablets.

In the financial services sector, Willis Group Holdings PLC, the world’s third-largest insurance broker, was another significant detractor. The stock sold off sharply early in 2012 after the company reported disappointing financial results and share prices remained under pressure through year-end. While low interest rates and an uncertain economic outlook continued to pressure returns in 2012, we believe that the property and casualty insurance industry is in the very early innings of a multi-year improvement in pricing that could work to the benefit of companies such as Willis Group.

On a positive note, relative performance was aided by several investments in the materials sector, where we continued to seek low-cost, advantaged producers. Positive contributors to Fund performance included FMC Corp., a specialty chemical company serving the agriculture and industrial markets, as well as chemical, fiber, and plastics manufacturer Eastman Chemical. We first invested in Eastman Chemical in 2005 as a restructuring story. We believed that Eastman Chemical possessed cost advantage opportunities derived from the company’s coal gasification technology. By the beginning of 2012, our thesis had largely played out, with Eastman increasing returns more than three-fold from 2005. As a result, we liquidated our investment during the first quarter in order to pursue more compelling opportunities elsewhere.

In the consumer discretionary sector, auto parts retailer Advanced Auto Parts Inc. was another strong contributor to the Fund’s absolute and relative performance. The company responded to a challenging retailing environment by restructuring its supply chain and expanding its store base.

Outlook

Looking ahead, we acknowledge that the economy faces a host of challenges, including a constrained consumer base, mounting budget deficits, and the ongoing debt and austerity crisis in Europe. At the same time, we have seen improvement in other fundamentals supporting economic growth and company earnings potential. We believe that these improvements include the slow re-emergence of U.S. manufacturing, a growing appreciation for the United States’ energy position, and initial signs of improvement in the U.S. housing market. In this environment, we continue to seek out

10	www.RSinvestments.com

RS VALUE FUND

companies that we believe will drive future value creation for owners and remain largely ignored by many investors in today’s public equity markets.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

www.RSinvestments.com	11

RS VALUE FUND

Characteristics (unaudited)

Total Net Assets: $1,082,888,457

Top Ten Holdings[3]

Holding	% of Total Net Assets
Southwestern Energy Co.	4.32%
Symantec Corp.	3.64%
Iron Mountain, Inc.	3.42%
Activision Blizzard, Inc.	3.39%
Life Technologies Corp.	2.98%
International Flavors & Fragrances, Inc.	2.98%
Crown Holdings, Inc.	2.93%
KeyCorp	2.83%
Questar Corp.	2.79%
The Interpublic Group of Companies, Inc.	2.51%
Total	31.79%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

12	www.RSinvestments.com

RS VALUE FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/30/93)
without sales charge	13.83%	8.29%	0.42%	11.45%	6.39%
with maximum sales charge	8.42%	6.55%	-0.55%	10.91%	6.13%
Class C Shares (5/1/07)
without sales charge	12.98%	7.49%	-0.30%	—	-1.35%
with sales charge	11.98%	7.49%	-0.30%	—	-1.35%
Class K Shares (12/4/06)	13.38%	7.87%	0.05%	—	0.57%
Class Y Shares (5/1/07)	14.12%	8.60%	0.76%	—	-0.31%
Russell Midcap® Value Index[2]	18.51%	13.39%	3.79%	10.63%	10.53%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2012: $9,256 (Class C), $10,353 (Class K), and $9,826 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	13

RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•

The U.S. equity market, as measured by the S&P 500® Index,[1] delivered positive performance in 2012 despite economic and political uncertainty and concerns over the potential outcome of the European debt crisis.

•

RS Large Cap Alpha Fund underperformed the Russell 1000® Value Index[2] and outperformed the S&P 500® Index for the year ending December 31, 2012. Stock selection in the financial services, materials, producer durables, healthcare, and energy sectors detracted from results relative to the Russell 1000® Value Index. The Fund’s relative performance benefited from stock selection in the consumer discretionary, technology, and consumer staples sectors. A lack of exposure to the underperforming utilities sector was also beneficial.

•

The Fund seeks long-term capital appreciation by seeking to identify large cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets, as measured by the S&P 500® Index, started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. The sell-off was especially severe for a variety of energy- and commodities-related stocks. Market sentiment improved by the end of the summer, due in part to news of additional quantitative easing measures undertaken by the U.S. Federal Reserve and other world central banks. In September, aided by some signs of improving U.S. economic growth, the S&P 500® Index rebounded to reach its highest close in nearly five years. Nonetheless, political uncertainty contributed to renewed downward market volatility in the fourth quarter, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect at the beginning of 2013. Although all sectors of the Russell 1000® Value Index of large cap value stocks ended the year with positive returns, the energy, technology, and utilities sectors delivered the weakest performance.

14	www.RSinvestments.com

RS LARGE CAP ALPHA FUND

Fund Performance Overview

RS Large Cap Alpha Fund (Class A Shares) returned 16.26% for the 12 months ended December 31, 2012, underperforming the benchmark Russell 1000® Value Index, which returned 17.51%. The Fund outperformed the benchmark S&P 500® Index, which returned 16.00%.

Global economic uncertainty in 2012 often created a difficult environment for commodities-related shares, including the Fund’s holdings in Goldcorp Inc., a gold mining company, and in Praxair Inc., a supplier of compressed ultra-pure oxygen and other gases used in industrial and high-tech applications. Both stocks were detractors from the Fund’s relative performance to the Russell 1000® Value Index. Despite the recent difficult environment, we believe that the long-term outlook for many raw materials markets remains intact, driven primarily by rising marginal costs of supply.

The Fund’s relative performance was also hindered by an investment in Activision Blizzard Inc., a publisher of interactive online and computer-based gaming software. Activision’s stock faced pressure due in part to the lack of a new console upgrade cycle to drive software sales. Nonetheless, a new hardware upgrade cycle is expected in 2013. We also remain positive about Activision’s business prospects, given the popularity of its games, including the Call of Duty franchise and its innovative Skylander franchise, a product line that provides additional streams of revenue through the sale of collectible game pieces.

In the consumer discretionary sector, we continue to look for companies that we believe have the potential for meaningful improvements in their returns on invested capital. This approach led us to specialty apparel retailer Gap Inc. Gap’s stock performed well for the Fund in 2012, aided by strong sales trends for its premium brands, including Gap, Old Navy, Banana Republic, and Athleta. The company saw improvements in its profit margins and returns on invested capital, affirming our investment thesis. As a result, we took profits on the position as it reached our target valuation and reallocated capital to other attractively priced holdings that we believe offer more upside potential.

Another standout positive contributor, Internet commerce pioneer eBay Inc. has benefited from growing sales volumes, as well as from its expanding PayPal online payments business. The company is beginning to see substantial margin improvement due, we believe, to its largely fixed cost base and its ongoing penetration of international markets.

In the financial services sector, we continue to look for value in the property and casualty insurance industry, which we believe is in the early stage of a multi-year improvement in pricing. Property and casualty insurer Allstate Corp. was a strong contributor to Fund returns in 2012. In our view, Allstate’s disciplined underwriting practices and captive agency distribution model represent competitive advantages that will continue to drive improving returns.

www.RSinvestments.com	15

RS LARGE CAP ALPHA FUND

Outlook

Looking ahead, we acknowledge that the economy faces a host of challenges, including a constrained consumer base, mounting budget deficits, and the ongoing debt and austerity crisis in Europe. At the same time, we believe that we have seen improvement in other fundamentals supporting economic growth and company earnings potential. We believe that these improvements include the slow re-emergence of U.S. manufacturing, a growing appreciation for the United States’ energy position, and initial signs of improvement in the U.S. housing market. In this environment, we continue to seek out companies that we believe will drive future value creation for owners and remain largely ignored by many investors in today’s public equity markets.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

16	www.RSinvestments.com

RS LARGE CAP ALPHA FUND

Characteristics (unaudited)

Total Net Assets: $662,931,172

Top Ten Holdings[3]

Holding	% of Total Net Assets
Southwestern Energy Co.	4.37%
Motorola Solutions, Inc.	4.09%
Pfizer, Inc.	4.01%
Occidental Petroleum Corp.	4.00%
Yahoo! Inc.	3.97%
News Corp., Class A	3.71%
Thomson Reuters Corp.	3.60%
The Allstate Corp.	3.46%
Merck & Co., Inc.	3.42%
The Mosaic Co.	3.40%
Total	38.03%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	17

RS LARGE CAP ALPHA FUND

Performance Update (unaudited)

Average Annual Total Returns

Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/1/72)
without sales charge	16.26%	7.29%	1.75%	6.86%	11.49%
with maximum sales charge	10.74%	5.56%	0.76%	6.34%	11.36%
Class C Shares (8/7/00)
without sales charge	15.37%	6.46%	0.97%	5.88%	-1.49%
with sales charge	14.37%	6.46%	0.97%	5.88%	-1.49%
Class K Shares (5/15/01)	15.84%	6.89%	1.37%	6.48%	2.21%
Class Y Shares (5/1/07)	16.58%	7.61%	2.01%	—	2.86%
Russell 1000® Value Index[2]	17.51%	10.86%	0.59%	7.38%	n/a
S&P 500® Index[1]	16.00%	10.87%	1.66%	7.10%	9.86%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® Index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C Shares and Class K shares, and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2012: $17,703 (Class C), $18,730 (Class K), and $11,731 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

18	www.RSinvestments.com

RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•

The U.S. equity market, as measured by the S&P 500® Index,[1] delivered positive performance in 2012 despite economic and political uncertainty and concerns over the potential outcomes of the European debt crisis.

•

RS Investors Fund outperformed the benchmark Russell 3000® Value Index[2] for the year ending December 31, 2012. Stock selection in the technology sector was the biggest positive contributor to the Fund’s relative performance. Stock selection in the energy, materials, healthcare, and utilities sectors was also beneficial. Stock selection in the financial services, consumer discretionary, and producer durables sectors weighed on relative performance.

•

The Fund seeks long-term capital appreciation by seeking to identify companies with improving returns on invested capital across the small-, mid-, and large-cap spectrum, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets, as measured by the S&P 500® Index, started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Investors became more risk averse in the spring, however, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. The sell-off was especially severe for a variety of energy- and commodities-related stocks. Market sentiment improved by the end of the summer, due in part to news of additional quantitative easing measures undertaken by the U.S. Federal Reserve and other world central banks. In September, aided by some signs of improving U.S. economic growth, the S&P 500® Index rebounded to reach its highest close in nearly five years. Nonetheless, political uncertainty contributed to renewed downward market volatility in the fourth quarter, as investors contemplated the approaching “fiscal cliff,” a series of automatic tax increases and spending cuts scheduled to go into effect at the beginning of 2013. Although all sectors of the Russell 3000® Value Index delivered positive returns for the year, the energy, technology, and utilities sectors of the index delivered the weakest performance.

Fund Performance Overview

RS Investors Fund (Class A Shares) returned 21.46% for the 12 months ended December 31 2012, outperforming the benchmark Russell 3000® Value Index, which returned 17.55%.

www.RSinvestments.com	19

RS INVESTORS FUND

Stock selection in the technology sector was a major contributor to the Fund’s relative performance for the year, due, in part, to an investment in global web services company AOL Inc. We invested in AOL as a turnaround story. We remain positive on the company’s efforts to shed non-strategic assets and refocus on its core business strategies. AOL’s recent earnings performance has benefited from the ongoing migration of advertising dollars to its websites. We believe that the company also offers a clean balance sheet, predictable cash flows supported by its high-margin subscription business, and considerable asset value tied to its unique content and Internet brands.

One area of investment focus has been on companies that we believe may ultimately benefit from increased access to healthcare under the Affordable Care Act. These companies include eHealth Inc., another strong contributor to the Fund’s absolute and relative annual performance. eHealth provides services to help consumers make decisions about their health insurance, which include online comparison tools and educational materials, as well as online sales of health insurance products.

In an often challenging year for commodities-related stocks, the Fund’s relative performance was aided by an investment in Peyto Exploration & Development Corp., an independent oil and gas company focused on the Deep Basin in Alberta. Our interest in Peyto reflects our belief that the company will be able to create value, even in a low-price environment, by reinvesting in low-cost, high-return liquids-rich gas projects. We took advantage of the sell-off in natural gas-related stocks early in the year to invest in Peyto at a price that we believe limits our downside risk. Shares of this low-cost, returns-based company subsequently rebounded to the benefit of the Fund’s performance.

On a negative note, the Fund’s relative performance was dampened by an investment in video game retailer GameStop Corp. The stock delivered positive returns for the year; however, it did not appreciate as much as the overall market. A lack of a new console upgrade cycle to drive software sales, and concerns that traditional video games are losing ground to online gaming, weighed on the stock. Nonetheless, a new hardware upgrade cycle is expected in 2013, and we believe the full transition to online gaming is still 5 to 10 years away, given current constraints on downloads. We are also positive about GameStop’s efforts to diversify its business across the gaming space by building a significant platform for the digital distribution and online streaming of video games.

In the financial services sector, Willis Group Holdings PLC, the world’s third-largest insurance broker, was another significant detractor. The stock sold off sharply early in 2012 after the company reported disappointing financial results that reflected low interest rates and other industry constraints. Share prices remained under pressure through year-end. While low interest rates and an uncertain economic outlook continued to pressure returns in 2012, we believe that the property- and casualty-insurance industry is in the very early innings of a multi-year improvement in pricing that, in our view, could work to the benefit of companies such as Willis Group.

20	www.RSinvestments.com

RS INVESTORS FUND

Relative performance was also dampened by an investment in transportation and logistics company United Parcel Service Inc. (UPS), which appreciated slightly for the year but underperformed the overall market. UPS has seen its recent financial performance hurt by weak trends in domestic and international shipping. Our investment in UPS reflects our focus on companies with large, recurring, and highly profitable “maintenance” cash flow streams, and we believe in the firm’s long-term prospects despite the short-term pressures facing its business.

Outlook

Looking ahead, we acknowledge that the economy faces a host of challenges, including a constrained consumer base, mounting budget deficits, and the ongoing debt and austerity crisis in Europe. At the same time, we believe that we have seen improvement in other fundamentals supporting economic growth and company earnings potential. We believe that these improvements include the slow re-emergence of U.S. manufacturing, a growing appreciation for the United States’ energy position, and initial signs of improvement in the U.S. housing market. In this environment, we continue to seek out companies that we believe will drive future value creation for owners and remain largely ignored by many investors in today’s public equity markets.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, international political and economic developments.

www.RSinvestments.com	21

RS INVESTORS FUND

Characteristics (unaudited)

Total Net Assets: $15,364,303

Top Ten Holdings[3]

Holding	% of Total Net Assets
Integrated Device Technology, Inc.	5.36%
Calpine Corp.	4.94%
Southwestern Energy Co.	4.33%
GameStop Corp., Class A	4.19%
Warner Chilcott PLC, Class A	4.11%
Thomson Reuters Corp.	3.90%
Compass Minerals International, Inc.	3.73%
Pfizer, Inc.	3.44%
Concho Resources, Inc.	3.44%
Martin Marietta Materials, Inc.	3.35%
Total	40.79%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

22	www.RSinvestments.com

RS INVESTORS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	Since Inception
Class A Shares (11/15/05)
without sales charge	21.46%	12.91%	1.93%	4.20%
with maximum sales charge	15.73%	11.12%	0.94%	3.49%
Class C Shares (7/24/07)
without sales charge	20.59%	12.34%	0.98%	-0.56%
with sales charge	19.59%	12.34%	0.98%	-0.56%
Class K Shares (1/3/07)	21.04%	12.60%	1.21%	0.82%
Class Y Shares (5/1/07)	21.86%	13.00%	2.05%	0.51%
Russell 3000® Value Index[2]	17.55%	10.92%	0.83%	3.66%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), Class K shares (1/3/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2012: $9,701 (Class C), $10,502 (Class K), and $10,295 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	23

RS GLOBAL NATURAL RESOURCES FUND

Investment Style:

Natural Resources Sector

RS Global Natural Resources Fund Commentary

Highlights

•

Natural resources stocks, as measured by the S&P North American Natural Resources Sector IndexTM,[1] were relatively flat in 2012 as global economic uncertainty weighed on prices of commodities and related shares.

•

RS Global Natural Resources Fund outperformed the benchmark S&P North American Natural Resources Sector IndexTM and the MSCI World Commodity Producers Index[2] (Gross) for the year ending December 31, 2012. The Fund underperformed the S&P 500® Index,[3] however.

•	The Fund seeks long-term capital appreciation by focusing on what we believe to be low-cost producers of “advantaged assets.”

Market Overview

Equity and commodity price markets started out the year on a positive note, aided by encouraging economic news and low U.S. interest rates. However, the markets experienced renewed downward volatility during the second quarter, as disappointing U.S. employment growth, the ongoing European debt crisis, and signs of weakening growth in Asia raised fears of a renewed global economic slowdown. Against this backdrop, energy and raw material shares, as measured by the S&P North American Natural Resources Sector IndexTM, declined sharply, along with commodities prices. The third quarter was almost a mirror image of the second, with most commodities and commodity-related stocks posting positive returns as market sentiment on the economy improved. The fourth quarter saw renewed downward pressure in commodities-related investments, however, due in part to political and regulatory uncertainty surrounding the U.S. presidential election. Also weighing on investor sentiment were fears that a series of 2013 automatic tax increases and spending cuts, collectively known as the “fiscal cliff,” might derail the U.S. economic recovery and put renewed downward pressure on commodities prices. Despite fourth quarter declines, the S&P North American Natural Resources Sector IndexTM ended the year in positive territory.

Fund Performance Overview

RS Global Natural Resources Fund (Class A Shares) returned 6.10% for the 12 months ended December 31, 2012, outperforming a 2.20% return by the benchmark S&P North American Natural Resources Sector IndexTM, as well as a 2.02% return by the MSCI World Commodity Producers Index (Gross). In a challenging year for commodities-related stocks, the Fund underperformed the S&P 500® Index return of 16.00%.

The Fund’s performance relative to the benchmark S&P North American Natural Resources Sector IndexTM was supported by a number of our investments in the materials sector, where we continue to seek low-cost, advantaged producers that we believe can perform well regardless of commodity price levels. These companies included FMC Corp., a specialty chemical company serving the agriculture and

24	www.RSinvestments.com

RS GLOBAL NATURAL RESOURCES FUND

industrial markets, and Martin Marietta Materials Inc., a supplier of aggregate materials often used by the construction industry. Both stocks delivered robust absolute returns for the Fund in 2012 and were strong contributors to relative performance.

In a period of declining prices for many natural gas-related stocks, the Fund’s relative performance also benefited from a rebound in shares of Cabot Oil & Gas Corp., a leading independent oil and natural gas producer focused on resources in the continental United States. That said, a number of the Fund’s energy sector holdings were pressured by downward volatility in crude oil and natural gas prices. These holdings included Laredo Petroleum Holdings Inc., an independent energy company focused on oil and natural gas exploration and production in the Permian and mid-continent regions of the United States.

Uncertainty over the global economic outlook also weighed on share price performance for coal producer Peabody Energy Corporation, as well as Iluka Resources Limited, a mineral sands exploration company engaged in the production of zircon and titanium dioxide products used in paints, pigments, and a variety of other applications. In our view, limited spare capacity and rising marginal supply costs will likely create favorable long-term fundamentals for advantaged raw materials producers.

Outlook

The long-term outlook for natural resources remains positive, in our view. Supply costs for many commodities continue to rise for geological reasons, excess capacity remains relatively low, the long-term demand trends from emerging market countries remain favorable, and the risk of inflation in basic commodities continues to rise. Our goal is to continue to provide shareholders with exposure to what we believe to be advantaged natural resource companies across the commodities spectrum when we believe valuations are attractive. By doing so, we believe we will be able to provide shareholders with the benefits associated with an investment in the natural resource space, while also mitigating some of the associated risks.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

www.RSinvestments.com	25

RS GLOBAL NATURAL RESOURCES FUND

Characteristics (unaudited)

Total Net Assets: $4,140,666,245

Top Ten Holdings[4]

Holding	% of Total Net Assets
Southwestern Energy Co.	4.79%
Peyto Exploration & Development Corp.	4.63%
Concho Resources, Inc.	4.56%
Calpine Corp.	4.41%
The Mosaic Co.	4.33%
Antofagasta PLC	4.22%
Denbury Resources, Inc.	4.04%
Martin Marietta Materials, Inc.	4.03%
Iluka Resources Ltd.	3.96%
Occidental Petroleum Corp.	3.85%
Total	42.82%

Sector Allocation[5]

1

The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

26	www.RSinvestments.com

RS GLOBAL NATURAL RESOURCES FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	6.10%	7.27%	-0.38%	14.30%	10.30%
with maximum sales charge	1.05%	5.55%	-1.34%	13.75%	9.98%
Class C Shares (5/1/07)
without sales charge	5.38%	6.49%	-1.14%	—	1.44%
with sales charge	4.38%	6.49%	-1.14%	—	1.44%
Class K Shares (12/4/06)	5.75%	6.84%	-0.82%	—	3.05%
Class Y Shares (5/1/07)	6.52%	7.65%	-0.03%	—	2.59%
S&P North American Natural Resources Sector IndexTM[1]	2.20%	5.46%	-1.51%	12.78%	n/a
MSCI World Commodity Producer Index[2]	2.02%	2.08%	-2.77%	11.95%	n/a
S&P 500® Index[3]	16.00%	10.87%	1.66%	7.10%	7.19%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector IndexTM, the MSCI World Commodity Producers Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2012: $10,844 (Class C), $12,006 (Class K), and $11,559 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	27

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

28	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	29

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
RS Partners Fund	Class A	$1,000.00	$1,125.80	$7.75	1.45%
	Class K	$1,000.00	$1,123.50	$9.98	1.87%
	Class Y	$1,000.00	$1,127.20	$6.26	1.17%
RS Value Fund	Class A	$1,000.00	$1,110.80	$6.79	1.28%
	Class C	$1,000.00	$1,106.50	$10.75	2.03%
	Class K	$1,000.00	$1,108.40	$8.90	1.68%
	Class Y	$1,000.00	$1,112.00	$5.47	1.03%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,082.50	$5.29	1.01%
	Class C	$1,000.00	$1,078.10	$9.51	1.82%
	Class K	$1,000.00	$1,080.50	$6.96	1.33%
	Class Y	$1,000.00	$1,083.90	$3.93	0.75%
RS Investors Fund	Class A	$1,000.00	$1,120.20	$6.93	1.30%
	Class C	$1,000.00	$1,115.50	$10.90	2.05%
	Class K	$1,000.00	$1,116.80	$9.05	1.70%
	Class Y	$1,000.00	$1,120.30	$5.60	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,053.10	$7.48	1.45%
	Class C	$1,000.00	$1,049.40	$11.08	2.15%
	Class K	$1,000.00	$1,051.60	$9.08	1.76%
	Class Y	$1,000.00	$1,055.30	$5.32	1.03%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.85	$7.35	1.45%
	Class K	$1,000.00	$1,015.74	$9.48	1.87%
	Class Y	$1,000.00	$1,019.25	$5.94	1.17%
RS Value Fund	Class A	$1,000.00	$1,018.70	$6.50	1.28%
	Class C	$1,000.00	$1,014.93	$10.28	2.03%
	Class K	$1,000.00	$1,016.69	$8.52	1.68%
	Class Y	$1,000.00	$1,019.96	$5.23	1.03%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.06	$5.13	1.01%
	Class C	$1,000.00	$1,015.99	$9.22	1.82%
	Class K	$1,000.00	$1,018.45	$6.75	1.33%
	Class Y	$1,000.00	$1,021.37	$3.81	0.75%
RS Investors Fund	Class A	$1,000.00	$1,018.60	$6.60	1.30%
	Class C	$1,000.00	$1,014.83	$10.38	2.05%
	Class K	$1,000.00	$1,016.59	$8.62	1.70%
	Class Y	$1,000.00	$1,019.86	$5.33	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.85	$7.35	1.45%
	Class C	$1,000.00	$1,014.33	$10.89	2.15%
	Class K	$1,000.00	$1,016.29	$8.92	1.76%
	Class Y	$1,000.00	$1,019.96	$5.23	1.03%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

30	www.RSinvestments.com

Financial Information

Year Ended December 31, 2012

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2012	Foreign Currency	Shares	Value
Common Stocks – 90.9%
Advertising Agencies – 4.0%
Aimia, Inc.	CAD	2,282,520	$34,121,918
ValueClick, Inc.(1)		1,835,482	35,626,706

			69,748,624
Air Transport – 1.5%
Bristow Group, Inc.		483,490	25,944,073

			25,944,073
Banks: Diversified – 5.8%
Associated Banc-Corp.		2,846,311	37,343,600
First Horizon National Corp.		5,588,005	55,377,130
FirstMerit Corp.		699,700	9,928,743

			102,649,473
Banks: Savings, Thrift & Mortgage Lending – 0.6%
First Niagara Financial Group, Inc.		1,437,370	11,398,344

			11,398,344
Biotechnology – 1.1%
Myriad Genetics, Inc.(1)		702,380	19,139,855

			19,139,855
Computer Services, Software & Systems – 8.9%
Acxiom Corp.(1)		3,360,098	58,667,311
AOL, Inc.(1)		1,472,908	43,612,806
DST Systems, Inc.		893,476	54,144,646

			156,424,763
Consumer Electronics – 2.0%
Harman International Industries, Inc.		807,774	36,059,031

			36,059,031
Consumer Lending – 1.5%
MoneyGram International, Inc.(1)		2,025,405	26,917,633

			26,917,633
Diversified Financial Services – 1.2%
LPL Financial Holdings, Inc.		652,900	18,385,664
Stifel Financial Corp.(1)		101,882	3,257,168

			21,642,832
Diversified Materials & Processing – 2.1%
CLARCOR, Inc.		759,570	36,292,255

			36,292,255
Financial Data & Systems – 2.6%
Euronet Worldwide, Inc.(1)		1,946,861	45,945,920

			45,945,920

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2012	Foreign Currency	Shares	Value
Foods – 1.5%
Hillshire Brands Co.		931,160	$26,202,842

			26,202,842
Health Care Facilities – 1.5%
VCA Antech, Inc.(1)		1,290,506	27,165,151

			27,165,151
Health Care Management Services – 2.5%
Health Net, Inc.(1)		348,800	8,475,840
Magellan Health Services, Inc.(1)		736,544	36,090,656

			44,566,496
Health Care Services – 0.5%
Allscripts Healthcare Solutions, Inc.(1)		980,332	9,234,727

			9,234,727
Household Equipment & Products – 1.9%
Tupperware Brands Corp.		514,568	32,983,809

			32,983,809
Household Furnishings – 1.6%
Fortune Brands Home & Security, Inc.(1)		977,506	28,562,725

			28,562,725
Insurance: Life – 5.7%
StanCorp Financial Group, Inc.		1,512,623	55,467,885
Torchmark Corp.		866,376	44,765,648

			100,233,533
Insurance: Multi-Line – 2.0%
eHealth, Inc.(1)(2)		1,301,925	35,776,899

			35,776,899
Medical Services – 1.9%
Covance, Inc.(1)		578,005	33,391,349

			33,391,349
Metals & Minerals: Diversified – 3.9%
Compass Minerals International, Inc.		918,348	68,609,779

			68,609,779
Office Supplies & Equipment – 3.0%
Avery Dennison Corp.		1,459,884	50,979,149
Electronics for Imaging, Inc.(1)		55,410	1,052,236

			52,031,385
Oil: Crude Producers – 7.5%
Bonavista Energy Corp.	CAD	158,700	2,364,466
Denbury Resources, Inc.(1)		1,100,129	17,822,090

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2012	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
Laredo Petroleum Holdings, Inc.(1)		1,959,157	$35,578,291
Peyto Exploration & Development Corp.	CAD	3,172,575	73,326,128
Rosetta Resources, Inc.(1)		55,182	2,503,055

			131,594,030
Precious Metals & Minerals – 2.1%
Horsehead Holding Corp.(1)		1,935,400	19,760,434
New Gold, Inc.(1)		1,492,893	16,466,610

			36,227,044
Real Estate – 0.4%
Jones Lang LaSalle, Inc.		78,979	6,629,497

			6,629,497
Real Estate Investment Trusts – 1.0%
Redwood Trust, Inc.		1,074,494	18,148,204

			18,148,204
Scientific Instruments: Pollution Control – 3.9%
Waste Connections, Inc.		2,039,797	68,924,741

			68,924,741
Securities Brokerage & Services – 1.7%
CBOE Holdings, Inc.		150,951	4,447,017
Interactive Brokers Group, Inc., Class A		1,804,400	24,684,192

			29,131,209
Semiconductors & Components – 3.9%
Integrated Device Technology, Inc.(1)(2)		9,325,234	68,074,208

			68,074,208
Shipping – 1.4%
Huntington Ingalls Industries, Inc.		563,257	24,411,558

			24,411,558
Specialty Retail – 3.6%
GameStop Corp., Class A		2,508,722	62,943,835

			62,943,835
Utilities: Gas Distributors – 2.9%
Questar Corp.		2,584,800	51,075,648

			51,075,648
Utilities: Miscellaneous – 5.2%
Calpine Corp.(1)		5,053,477	91,619,538

			91,619,538
Total Common Stocks (Cost $1,292,568,563)			1,599,701,010

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 10.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $176,041,098, due 1/2/2013(3)	$176,041,000	$176,041,000
Total Repurchase Agreements (Cost $176,041,000)		176,041,000
Total Investments - 100.9% (Cost $1,468,609,563)		1,775,742,010
Other Liabilities, Net - (0.9)%		(15,172,646)
Total Net Assets - 100.0%		$1,760,569,364

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$171,008,462

U.S. Treasury Bond	2.75%	11/15/2042	8,556,713

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,599,701,010	$—	$—	$1,599,701,010

Repurchase Agreements	—	176,041,000	—	176,041,000

Total	$1,599,701,010	$176,041,000	$—	$1,775,742,010

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2012	Shares	Value
Common Stocks – 96.1%
Advertising Agencies – 2.5%
The Interpublic Group of Companies, Inc.	2,467,015	$27,186,505

		27,186,505
Auto Parts – 2.1%
TRW Automotive Holdings Corp.(1)	431,163	23,114,648

		23,114,648
Back Office Support, HR and Consulting – 3.4%
Iron Mountain, Inc.	1,191,272	36,988,996

		36,988,996
Banks: Diversified – 5.0%
Comerica, Inc.	387,500	11,756,750
First Horizon National Corp.	1,164,105	11,536,281
KeyCorp	3,635,270	30,608,973

		53,902,004
Biotechnology – 3.0%
Life Technologies Corp.(1)	657,000	32,245,560

		32,245,560
Building Materials – 3.1%
Martin Marietta Materials, Inc.	285,964	26,960,686
Owens Corning(1)	185,300	6,854,247

		33,814,933
Chemicals: Diversified – 3.6%
Airgas, Inc.	147,819	13,494,396
FMC Corp.	429,001	25,105,139

		38,599,535
Chemicals: Specialty – 3.0%
International Flavors & Fragrances, Inc.	484,573	32,243,487

		32,243,487
Computer Services, Software & Systems – 5.7%
Symantec Corp.(1)	2,094,700	39,401,307
Yahoo! Inc.(1)	1,140,300	22,691,970

		62,093,277
Consumer Services: Miscellaneous – 0.5%
H&R Block, Inc.	294,900	5,476,293

		5,476,293
Containers & Packaging – 2.9%
Crown Holdings, Inc.(1)	861,259	31,702,944

		31,702,944

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

December 31, 2012	Foreign Currency	Shares	Value
Diversified Financial Services – 2.0%
Ameriprise Financial, Inc.		354,742	$22,217,492

			22,217,492
Diversified Retail – 4.9%
Dollar Tree, Inc.(1)		229,400	9,304,464
Family Dollar Stores, Inc.		180,203	11,426,672
Liberty Interactive Corp., Class A(1)		1,659,720	32,663,290

			53,394,426
Electronic Entertainment – 3.4%
Activision Blizzard, Inc.		3,457,212	36,715,592

			36,715,592
Financial Data & Systems – 2.7%
Global Payments, Inc.		493,591	22,359,672
Western Union Co.		476,900	6,490,609

			28,850,281
Insurance: Multi-Line – 2.9%
Willis Group Holdings PLC		945,377	31,698,491

			31,698,491
Insurance: Property-Casualty – 4.3%
RenaissanceRe Holdings Ltd.		294,243	23,910,186
XL Group PLC		911,661	22,846,225

			46,756,411
Machinery: Engines – 1.1%
Cummins, Inc.		105,500	11,430,925

			11,430,925
Medical Services – 1.8%
Covance, Inc.(1)		342,827	19,805,116

			19,805,116
Oil: Crude Producers – 12.2%
ARC Resources Ltd.	CAD	980,290	24,085,943
Concho Resources, Inc.(1)		460,038	37,060,661
Denbury Resources, Inc.(1)		1,515,098	24,544,588
Southwestern Energy Co.(1)		1,399,486	46,756,827

			132,448,019
Pharmaceuticals – 2.6%
Warner Chilcott PLC, Class A		2,330,584	28,060,231

			28,060,231
Real Estate – 2.2%
CBRE Group, Inc.(1)		1,183,883	23,559,272

			23,559,272

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS VALUE FUND

December 31, 2012	Shares	Value
Scientific Instruments: Control & Filter – 2.6%
Pall Corp.	261,120	$15,735,091
Parker Hannifin Corp.	146,497	12,461,035

		28,196,126
Scientific Instruments: Pollution Control – 2.4%
Waste Connections, Inc.	771,380	26,064,930

		26,064,930
Securities Brokerage & Services – 0.6%
TD Ameritrade Holding Corp.	379,400	6,377,714

		6,377,714
Specialty Retail – 2.8%
GameStop Corp., Class A	1,199,789	30,102,706

		30,102,706
Telecommunications Equipment – 2.4%
Motorola Solutions, Inc.	467,100	26,008,128

		26,008,128
Textiles, Apparel & Shoes – 2.7%
Hanesbrands, Inc.(1)	804,800	28,827,936

		28,827,936
Utilities: Gas Distributors – 2.8%
Questar Corp.	1,529,432	30,221,576

		30,221,576
Utilities: Miscellaneous – 4.9%
Calpine Corp.(1)	2,912,122	52,796,772

		52,796,772
Total Common Stocks (Cost $914,081,326)		1,040,900,326

	Principal Amount	Value
Repurchase Agreements – 2.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $27,257,015, due 1/2/2013(2)	$27,257,000	27,257,000
Total Repurchase Agreements (Cost $27,257,000)		27,257,000
Total Investments - 98.6% (Cost $941,338,326)		1,068,157,326
Other Assets, Net - 1.4%		14,731,131
Total Net Assets - 100.0%		$1,082,888,457

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$27,808,008

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,040,900,326	$—	$—	$1,040,900,326

Repurchase Agreements	—	27,257,000	—	27,257,000

Total	$1,040,900,326	$27,257,000	$—	$1,068,157,326

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2012	Shares	Value
Common Stocks – 95.8%
Advertising Agencies – 1.1%
The Interpublic Group of Companies, Inc.	662,300	$7,298,546

		7,298,546
Aerospace – 2.5%
Lockheed Martin Corp.	180,172	16,628,074

		16,628,074
Asset Management & Custodian – 3.6%
Franklin Resources, Inc.	54,800	6,888,360
State Street Corp.	366,413	17,225,075

		24,113,435
Banks: Diversified – 5.2%
KeyCorp	2,479,000	20,873,180
PNC Financial Services Group, Inc.	119,200	6,950,552
Wells Fargo & Co.	201,800	6,897,524

		34,721,256
Building Materials – 1.9%
Martin Marietta Materials, Inc.	132,923	12,531,980

		12,531,980
Chemicals: Specialty – 3.1%
Praxair, Inc.	188,692	20,652,339

		20,652,339
Computer Services, Software & Systems – 7.2%
Symantec Corp.(1)	1,135,100	21,351,231
Yahoo! Inc.(1)	1,322,100	26,309,790

		47,661,021
Consumer Services: Miscellaneous – 1.1%
eBay, Inc.(1)	148,825	7,593,052

		7,593,052
Diversified Manufacturing Operations – 1.0%
Honeywell International, Inc.	108,053	6,858,124

		6,858,124
Diversified Media – 3.7%
News Corp., Class A	962,175	24,573,950

		24,573,950
Diversified Retail – 1.2%
Liberty Interactive Corp., Class A(1)	404,300	7,956,624

		7,956,624
Drug & Grocery Store Chains – 2.2%
CVS Caremark Corp.	304,125	14,704,444

		14,704,444

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

December 31, 2012	Shares	Value
Electronic Entertainment – 3.1%
Activision Blizzard, Inc.	1,930,588	$20,502,845

		20,502,845
Fertilizers – 3.4%
The Mosaic Co.	398,218	22,551,085

		22,551,085
Financial Data & Systems – 3.6%
Thomson Reuters Corp.	820,551	23,845,212

		23,845,212
Foods – 4.0%
Kellogg Co.	241,900	13,510,115
Mondelez International, Inc., Class A	519,600	13,234,212

		26,744,327
Health Care Management Services – 3.2%
UnitedHealth Group, Inc.	386,922	20,986,649

		20,986,649
Insurance: Life – 4.8%
Aflac, Inc.	250,000	13,280,000
Prudential Financial, Inc.	344,500	18,372,185

		31,652,185
Insurance: Property-Casualty – 3.5%
The Allstate Corp.	571,000	22,937,070

		22,937,070
Machinery: Engines – 1.0%
Cummins, Inc.	58,900	6,381,815

		6,381,815
Oil Well Equipment & Services – 1.1%
Schlumberger Ltd.	109,305	7,573,743

		7,573,743
Oil: Crude Producers – 11.6%
Concho Resources, Inc.(1)	269,028	21,672,896
Occidental Petroleum Corp.	346,468	26,542,914
Southwestern Energy Co.(1)	866,230	28,940,744

		77,156,554
Pharmaceuticals – 9.7%
Merck & Co., Inc.	554,004	22,680,924
Pfizer, Inc.	1,060,600	26,599,848
Warner Chilcott PLC, Class A	1,234,857	14,867,678

		64,148,450
Precious Metals & Minerals – 1.7%
Goldcorp, Inc.	308,409	11,318,610

		11,318,610

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2012	Shares	Value
Scientific Instruments: Control & Filter – 2.6%
Parker Hannifin Corp.	201,400	$17,131,084

		17,131,084
Securities Brokerage & Services – 2.7%
CME Group, Inc.	159,351	8,080,689
The Charles Schwab Corp.	658,800	9,460,368

		17,541,057
Telecommunications Equipment – 4.1%
Motorola Solutions, Inc.	486,500	27,088,320

		27,088,320
Transportation Miscellaneous – 1.9%
United Parcel Service, Inc., Class B	168,300	12,408,759

		12,408,759
Total Common Stocks (Cost $585,706,382)		635,260,610

	Principal Amount	Value
Repurchase Agreements – 3.2%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $21,145,012, due 1/2/2013(2)	$21,145,000	21,145,000
Total Repurchase Agreements (Cost $21,145,000)		21,145,000
Total Investments - 99.0% (Cost $606,851,382)		656,405,610
Other Assets, Net - 1.0%		6,525,562
Total Net Assets - 100.0%		$662,931,172

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$21,570,761

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$635,260,610	$—	$—	$635,260,610

Repurchase Agreements	—	21,145,000	—	21,145,000

Total	$635,260,610	$21,145,000	$—	$656,405,610

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2012	Shares	Value
Common Stocks – 90.1%
Auto Parts – 2.0%
TRW Automotive Holdings Corp.(1)	5,700	$305,577

		305,577
Back Office Support, HR and Consulting – 2.9%
Iron Mountain, Inc.	14,556	451,964

		451,964
Banks: Diversified – 2.9%
KeyCorp	53,000	446,260

		446,260
Biotechnology – 2.8%
Life Technologies Corp.(1)	8,700	426,996

		426,996
Building Materials – 3.3%
Martin Marietta Materials, Inc.	5,453	514,109

		514,109
Chemicals: Specialty – 3.0%
Praxair, Inc.	4,179	457,392

		457,392
Computer Services, Software & Systems – 4.4%
AOL, Inc.(1)	7,700	227,997
DST Systems, Inc.	7,300	442,380

		670,377
Diversified Financial Services – 2.9%
Ameriprise Financial, Inc.	7,100	444,673

		444,673
Diversified Retail – 2.9%
Liberty Interactive Corp., Class A(1)	23,000	452,640

		452,640
Electronic Entertainment – 2.9%
Activision Blizzard, Inc.	42,000	446,040

		446,040
Financial Data & Systems – 3.9%
Thomson Reuters Corp.	20,600	598,636

		598,636
Health Care Management Services – 2.9%
UnitedHealth Group, Inc.	8,200	444,768

		444,768

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTORS FUND

December 31, 2012	Foreign Currency	Shares	Value
Insurance: Multi-Line – 5.0%
eHealth, Inc.(1)		11,400	$313,272
Willis Group Holdings PLC		13,413	449,738

			763,010
Metals & Minerals: Diversified – 3.7%
Compass Minerals International, Inc.		7,672	573,175

			573,175
Oil: Crude Producers – 13.7%
Concho Resources, Inc.(1)		6,563	528,715
Denbury Resources, Inc.(1)		27,745	449,469
Peyto Exploration & Development Corp.	CAD	20,100	464,561
Southwestern Energy Co.(1)		19,931	665,895

			2,108,640
Pharmaceuticals – 7.6%
Pfizer, Inc.		21,100	529,188
Warner Chilcott PLC, Class A		52,400	630,896

			1,160,084
Scientific Instruments: Control & Filter – 2.9%
Parker Hannifin Corp.		5,200	442,312

			442,312
Securities Brokerage & Services – 2.9%
Interactive Brokers Group, Inc., Class A		32,200	440,496

			440,496
Semiconductors & Components – 5.4%
Integrated Device Technology, Inc.(1)		112,721	822,863

			822,863
Specialty Retail – 4.2%
GameStop Corp., Class A		25,658	643,759

			643,759
Telecommunications Equipment – 3.0%
Motorola Solutions, Inc.		8,300	462,144

			462,144
Utilities: Miscellaneous – 4.9%
Calpine Corp.(1)		41,906	759,756

			759,756
Total Common Stocks (Cost $11,700,599)			13,835,671

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 9.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $1,384,001, due 1/2/2013(2)	$1,384,000	$1,384,000
Total Repurchase Agreements (Cost $1,384,000)		1,384,000
Total Investments - 99.1% (Cost $13,084,599)		15,219,671
Other Assets, Net - 0.9%		144,632
Total Net Assets - 100.0%		$15,364,303

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$1,411,722

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$13,835,671	$—	$—	$13,835,671

Repurchase Agreements	—	1,384,000	—	1,384,000

Total	$13,835,671	$1,384,000	$—	$15,219,671

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2012	Foreign Currency	Shares	Value
Common Stocks – 90.8%
Building Materials – 4.0%
Martin Marietta Materials, Inc.		1,769,903	$166,866,455

			166,866,455
Chemicals: Diversified – 2.3%
FMC Corp.		1,655,636	96,887,819

			96,887,819
Coal – 0.2%
New Hope Corp. Ltd.	AUD	1,717,725	7,522,711

			7,522,711
Copper – 8.4%
Antofagasta PLC	GBP	7,863,576	174,735,321
Taseko Mines Ltd.(1)(2)		23,960,835	71,882,505
Turquoise Hill Resources Ltd.(1)		13,141,988	100,010,529

			346,628,355
Diversified Materials & Processing – 1.0%
Mineral Resources Ltd.	AUD	3,906,313	40,294,171

			40,294,171
Fertilizers – 4.3%
The Mosaic Co.		3,164,599	179,211,241

			179,211,241
Gas Pipeline – 2.8%
EQT Corp.		1,955,818	115,354,146

			115,354,146
Metals & Minerals: Diversified – 9.3%
Compass Minerals International, Inc.(2)		2,046,197	152,871,378
First Quantum Minerals Ltd.	CAD	1,797,400	39,590,865
HudBay Minerals, Inc.		2,770,281	27,896,730
Iluka Resources Ltd.	AUD	16,916,567	163,934,181

			384,293,154
Oil: Crude Producers – 49.7%
ARC Resources Ltd.	CAD	4,808,987	118,157,879
Bonavista Energy Corp.	CAD	359,900	5,362,137
Cabot Oil & Gas Corp.		2,414,625	120,103,448
Concho Resources, Inc.(1)		2,342,604	188,720,178
Denbury Resources, Inc.(1)		10,331,451	167,369,506
EOG Resources, Inc.		345,000	41,672,550
Kosmos Energy Ltd.(1)		1,520,000	18,772,000
Laredo Petroleum Holdings, Inc.(1)		4,476,982	81,301,994
Occidental Petroleum Corp.		2,080,186	159,363,050
Oil Search Ltd.	AUD	19,130,188	140,584,972
Ophir Energy PLC(1)	GBP	8,565,503	71,358,144

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2012	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
Painted Pony Petroleum Ltd.(1)	CAD	280,000	$2,955,665
Painted Pony Petroleum Ltd.(1)(3)(4)	CAD	2,681,890	28,309,887
Peyto Exploration & Development Corp.(2)	CAD	8,291,460	191,636,338
Pioneer Natural Resources Co.		374,200	39,885,978
QEP Resources, Inc.		2,710,532	82,047,804
Range Resources Corp.		2,432,905	152,859,421
Rosetta Resources, Inc.(1)		978,900	44,402,904
Salamander Energy PLC(1)(2)	GBP	14,270,218	43,471,575
Salamander Energy PLC(1)(2)(3)	GBP	9,275,641	28,256,521
Southwestern Energy Co.(1)		5,940,576	198,474,644
Tullow Oil PLC	GBP	6,459,023	131,533,844

			2,056,600,439
Precious Metals & Minerals – 3.6%
Goldcorp, Inc.		2,651,388	97,305,940
New Gold, Inc.(1)		4,868,609	53,700,757

			151,006,697
Real Estate – 0.8%
PICO Holdings, Inc.(1)(2)		1,556,353	31,547,275

			31,547,275
Utilities: Miscellaneous – 4.4%
Calpine Corp.(1)		10,062,245	182,428,501

			182,428,501
Total Common Stocks (Cost $3,343,497,769)			3,758,640,964

		Principal Amount	Value
Repurchase Agreements – 8.2%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $339,570,189, due 1/2/2013(5)		$339,570,000	339,570,000
Total Repurchase Agreements (Cost $339,570,000)			339,570,000
Total Investments - 99.0% (Cost $3,683,067,769)			4,098,210,964
Other Assets, Net - 1.0%			42,455,281
Total Net Assets - 100.0%			$4,140,666,245

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $56,566,408, representing 1.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES FUND

(4)	Fair valued security. See 1a in Notes to Financial Statements.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$346,366,140

Legend:

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$2,928,639,637	$830,001,327	*	$—	$3,758,640,964

Repurchase Agreements	—	339,570,000		—	339,570,000

Total	$2,928,639,637	$1,169,571,327		$—	$4,098,210,964

*	Includes certain foreign securities whose values were determined by a pricing service using pricing model. These investments in securities, with a value of $801,691,440, were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2012	RS Partners
Assets
Investments in unaffiliated issuers, at value	$1,671,890,903
Investments in affiliated issuers, at value	103,851,107

Investments in securities, at value	1,775,742,010
Cash and cash equivalents	730
Foreign currency, at value	312,077
Receivable for fund shares subscribed	7,530,552
Receivable for investments sold	5,317,118
Dividends/interest receivable	238,825
Due from adviser	—

Total Assets	1,789,141,312

Liabilities
Payable for investments purchased	13,114,073
Payable for fund shares redeemed	13,057,527
Payable to adviser	1,621,912
Payable to distributor	95,111
Accrued trustees’ fees	17,778
Accrued expenses/other liabilities	665,547

Total Liabilities	28,571,948

Total Net Assets	$1,760,569,364

Net Assets Consist of:
Paid-in capital	$1,430,681,675
Distributions in excess of net investment income	—
Accumulated net investment income/(loss)	(57,690)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	22,811,262
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	307,134,117

Total Net Assets	$1,760,569,364

Investments in Unaffiliated Issuers, at Cost	$1,388,792,264

Investments in Affiliated Issuers, at Cost	$79,817,299

Foreign Currency, at Cost	$311,732

Pricing of Shares
Net Assets:
Class A	$1,137,348,856
Class C	—
Class K	3,770,651
Class Y	619,449,857
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	35,623,212
Class C	—
Class K	121,098
Class Y	19,128,606
Net Asset Value Per Share:
Class A	$31.93
Class C	—
Class K	31.14
Class Y	32.38
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$33.52

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,068,157,326	$656,405,610	$15,219,671	$3,578,545,372
—	—	—	519,665,592

1,068,157,326	656,405,610	15,219,671	4,098,210,964
853	391	802	950
—	—	—	5
1,055,132	155,262	270,758	64,469,761
20,282,090	13,009,502	24,966	557,956
913,891	539,384	10,714	1,113,575
—	—	4,567	—

1,090,409,292	670,110,149	15,531,478	4,164,353,211

2,484,808	5,631,664	118,640	11,942,325
3,900,903	894,726	12,144	8,161,725
654,993	280,642	—	1,938,741
57,204	50,977	1,239	175,552
12,327	6,810	149	38,341
410,600	314,158	35,003	1,430,282

7,520,835	7,178,977	167,175	23,686,966

$1,082,888,457	$662,931,172	$15,364,303	$4,140,666,245

$1,084,581,616	$699,490,015	$17,881,641	$3,702,321,431
—	—	—	(7,300,883)
49,810	—	1,019	—
(128,561,986)	(86,113,071)	(4,653,429)	30,503,319
126,819,017	49,554,228	2,135,072	415,142,378

$1,082,888,457	$662,931,172	$15,364,303	$4,140,666,245

$941,338,326	$606,851,382	$13,084,599	$3,148,137,356

$—	$—	$—	$534,930,413

$—	$—	$—	$5

$584,056,051	$491,081,629	$12,183,193	$1,561,862,479
25,402,516	23,824,083	587,634	147,153,894
4,115,960	13,911,347	211,018	8,891,956
469,313,930	134,114,113	2,382,458	2,422,757,916

22,526,576	11,174,804	1,359,895	42,668,386
1,010,899	585,933	68,339	4,206,340
161,171	317,026	24,556	250,010
17,991,707	3,059,889	264,344	65,072,277

$25.93	$43.95	$8.96	$36.60
25.13	40.66	8.60	34.98
25.54	43.88	8.59	35.57
26.09	43.83	9.01	37.23
4.75%	4.75%	4.75%	4.75%
$27.22	$46.14	$9.41	$38.43

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2012	RS Partners
Investment Income
Dividends	$23,710,510
Dividends from affiliated issuers	—
Interest	19,916
Withholding taxes on foreign dividends	(961,250)

Total Investment Income	22,769,176

Expenses
Investment advisory fees	18,083,721
Distribution fees	3,113,024
Transfer agent fees	2,892,653
Shareholder reports	239,239
Administrative service fees	227,513
Custodian fees	197,669
Professional fees	184,095
Trustees’ fees	88,494
Registration fees	54,651
Insurance expense	44,899
Other expenses	40,987

Total Expenses	25,166,945

Less: Fee waiver by adviser	(577,282)
Less: Custody credits	(117)

Total Expenses, Net	24,589,546

Net Investment Income/(Loss)	(1,820,370)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	169,723,075
Net realized gain from investments in affiliated issuers	3,293,297
Net realized loss from foreign currency transactions	(284,260)
Net change in unrealized appreciation/depreciation on investments	119,198,879
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	31,307,382
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(160)

Net Gain on Investments and Foreign Currency Transactions	323,238,213

Net Increase in Net Assets Resulting from Operations	$321,417,843

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$30,077,476	$17,650,739	$408,918	$30,882,706
—	—	—	13,763,855
11,513	6,126	130	35,701
(422,469)	(213,241)	(4,419)	(2,615,472)

29,666,520	17,443,624	404,629	42,066,790

11,241,401	3,406,822	151,057	35,652,897
2,054,738	1,606,765	37,318	4,961,781
2,664,931	1,037,997	30,777	4,516,528
215,469	65,771	7,754	376,614
167,190	86,205	1,981	452,147
137,027	78,555	14,808	458,107
144,794	82,536	35,068	308,704
64,946	33,040	749	174,137
95,248	71,316	63,569	306,609
32,538	17,028	378	90,543
32,752	16,359	—	70,209

16,851,034	6,502,394	343,459	47,368,276

(1,174,364)	—	(147,530)	(2,362,078)
(403)	(8)	(1)	(11)

15,676,267	6,502,386	195,928	45,006,187

13,990,253	10,941,238	208,701	(2,939,397)

99,797,006	70,919,523	1,650,967	51,218,773
—	—	—	2,742,296
(126,109)	—	(593)	(1,459,084)
56,993,249	20,926,854	1,102,651	94,956,821
—	—	—	63,319,841
(1,328)	—	—	2,961

156,662,818	91,846,377	2,753,025	210,781,608

$170,653,071	$102,787,615	$2,961,726	$207,842,211

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

Statements of Changes in Net Assets
	RS Partners

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income/(loss)	$(1,820,370)	$(14,436,082)
Net realized gain from investments and foreign currency transactions	172,732,112	162,961,865
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	150,506,101	(308,910,753)

Net Increase/(Decrease) in Net Assets Resulting from Operations	321,417,843	(160,384,970)

Distributions to Shareholders
Net investment income
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—
Net realized gain on investments
Class A	(100,270,791)	(53,737,466)
Class K	(332,627)	(175,384)
Class Y	(52,050,155)	(20,876,465)

Total Distributions	(152,653,573)	(74,789,315)

Capital Share Transactions
Proceeds from sales of shares	287,398,908	462,900,810
Reinvestment of distributions	148,062,198	69,137,885
Cost of shares redeemed	(645,008,198)	(714,697,019)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(209,547,092)	(182,658,324)
Increase from regulatory settlements	—	—

Net Decrease in Net Assets	(40,782,822)	(417,832,609)

Net Assets
Beginning of year	1,801,352,186	2,219,184,795

End of year	$1,760,569,364	$1,801,352,186

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(57,690)	$—

Other Information:
Shares
Sold	8,941,470	14,090,272
Reinvested	4,659,529	2,431,979
Redeemed	(20,071,591)	(22,144,184)

Net Decrease	(6,470,592)	(5,621,933)

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha

For the Year Ended 12/31/12	For the Year Ended 12/31/11	For the Year Ended 12/31/12	For the Year Ended 12/31/11

$13,990,253	$(5,139,416)	$10,941,238	$4,394,422

99,670,897	221,693,213	70,919,523	64,415,832

56,991,921	(458,539,137)	20,926,854	(156,000,729)

170,653,071	(241,985,340)	102,787,615	(87,190,475)

(6,664,035)	—	(8,673,403)	(2,949,876)
(122,213)	—	(258,971)	—
(36,052)	—	(197,187)	—
(6,950,643)	—	(2,722,078)	(1,482,399)

—	—	—	—
—	—	—	—
—	—	—	—

(13,772,943)	—	(11,851,639)	(4,432,275)

235,198,183	512,882,867	41,968,312	247,793,097
13,204,432	—	11,334,847	4,174,937
(772,107,255)	(907,179,360)	(159,725,730)	(340,731,315)

(523,704,640)	(394,296,493)	(106,422,571)	(88,763,281)
—	—	—	926,073

(366,824,512)	(636,281,833)	(15,486,595)	(179,459,958)

1,449,712,969	2,085,994,802	678,417,767	857,877,725

$1,082,888,457	$1,449,712,969	$662,931,172	$678,417,767

$49,810	$(41,391)	$—	$887,812

9,515,089	20,741,011	1,007,469	5,955,833
512,843	—	260,349	111,873
(31,130,760)	(38,397,078)	(3,840,328)	(8,662,392)

(21,102,828)	(17,656,067)	(2,572,510)	(2,594,686)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)
	RS Investors

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income/(loss)	$208,701	$(19,036)
Net realized gain from investments and foreign currency transactions	1,650,374	1,883,704
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	1,102,651	(2,714,143)

Net Increase/(Decrease) in Net Assets Resulting from Operations	2,961,726	(849,475)

Distributions to Shareholders
Net investment income
Class A	(168,130)	—
Class C	(2,308)	—
Class K	(2,104)	—
Class Y	(34,547)	—
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(207,089)	—

Capital Share Transactions
Proceeds from sales of shares	3,261,985	3,555,681
Reinvestment of distributions	184,778	—
Cost of shares redeemed	(6,298,605)	(4,707,364)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,851,842)	(1,151,683)

Net Increase/(Decrease) in Net Assets	(97,205)	(2,001,158)

Net Assets
Beginning of year	15,461,508	17,462,666

End of year	$15,364,303	$15,461,508

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$1,019	$—

Other Information:
Shares
Sold	384,467	453,973
Reinvested	20,758	—
Redeemed	(758,371)	(600,846)

Net Increase/(Decrease)	(353,146)	(146,873)

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources

For the Year Ended 12/31/12	For the Year Ended 12/31/11

$(2,939,397)	$(7,672,900)
52,501,985	94,719,695
158,279,623	(356,693,322)

207,842,211	(269,646,527)

—	—
—	—
—	—
(2,867,520)	—

(4,637,400)	(8,955,061)
(452,717)	(692,263)
(26,064)	(37,285)
(6,744,213)	(9,932,796)

(14,727,914)	(19,617,405)

2,074,031,364	2,316,832,424
12,791,915	15,939,209
(1,229,293,915)	(971,591,652)

857,529,364	1,361,179,981

1,050,643,661	1,071,916,049

3,090,022,584	2,018,106,535

$4,140,666,245	$3,090,022,584

$(7,300,883)	$—

$—	$(167,923)

57,153,562	61,071,150
352,152	472,162
(34,083,314)	(26,341,102)

23,422,400	35,202,210

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Partners Fund
Class A
Year Ended 12/31/12	$29.28	$(0.09)	$5.74	$5.65	$—	$(3.00)
Year Ended 12/31/11	33.09	(0.27)	(2.28)	(2.55)	—	(1.26)
Year Ended 12/31/10	25.86	(0.33)	7.56	7.23	—	—
Year Ended 12/31/09	18.00	(0.16)	8.02	7.86	—	—
Year Ended 12/31/08	30.81	(0.17)	(11.79)	(11.96)	—	(0.85)
Class K
Year Ended 12/31/12	$28.75	$(0.39)	$5.78	$5.39	$—	$(3.00)
Year Ended 12/31/11	32.67	(0.51)	(2.15)	(2.66)	—	(1.26)
Year Ended 12/31/10	25.66	(1.21)	8.22	7.01	—	—
Year Ended 12/31/09	17.91	(0.22)	7.97	7.75	—	—
Year Ended 12/31/08	30.77	(0.20)	(11.81)	(12.01)	—	(0.85)
Class Y
Year Ended 12/31/12	$29.58	$0.02	$5.78	$5.80	$—	$(3.00)
Year Ended 12/31/11	33.31	(0.16)	(2.31)	(2.47)	—	(1.26)
Year Ended 12/31/10	25.95	(0.21)	7.57	7.36	—	—
Year Ended 12/31/09	17.99	(0.09)	8.05	7.96	—	—
Year Ended 12/31/08	30.74	0.03	(11.93)	(11.90)	—	(0.85)

See notes to Financial Highlights on page 67.

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(3.00)	$31.93	19.39%	$1,137,349	1.45%	1.48%	(0.21)%	(0.24)%	39%
(1.26)	29.28	(7.59)%	1,290,313	1.47%	1.47%	(0.77)%	(0.77)%	40%
—	33.09	27.96%	1,675,852	1.49%	1.50%	(1.07)%	(1.08)%	61%
—	25.86	43.67%	1,442,762	1.49%	1.56%	(0.72)%	(0.79)%	64%
(0.85)	18.00	(38.63)%	1,045,803	1.49%	1.52%	(0.50)%	(0.53)%	64%

$(3.00)	$31.14	18.84%	$3,770	1.90%	1.93%	(0.65)%	(0.68)%	39%
(1.26)	28.75	(8.03)%	3,976	1.96%	1.96%	(1.25)%	(1.25)%	40%
—	32.67	27.32%	4,905	1.86%	1.87%	(1.44)%	(1.45)%	61%
—	25.66	43.27%	12,508	1.82%	1.89%	(1.05)%	(1.12)%	64%
(0.85)	17.91	(38.84)%	8,698	1.83%	1.87%	(0.84)%	(0.88)%	64%

$(3.00)	$32.38	19.70%	$619,450	1.16%	1.19%	0.13%	0.10%	39%
(1.26)	29.58	(7.30)%	507,063	1.18%	1.18%	(0.47)%	(0.47)%	40%
—	33.31	28.36%	538,428	1.13%	1.14%	(0.71)%	(0.72)%	61%
—	25.95	44.25%	270,892	1.10%	1.17%	(0.31)%	(0.38)%	64%
(0.85)	17.99	(38.52)%	102,488	1.28%	1.31%	(0.28)%	(0.31)%	64%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Value Fund
Class A
Year Ended 12/31/12	$23.04	$0.26	$2.92	$3.18	$(0.29)	$—
Year Ended 12/31/11	25.91	(0.14)	(2.73)	(2.87)	—	—
Year Ended 12/31/10	20.65	(0.13)	5.39	5.26	—	—
Year Ended 12/31/09	14.99	—	5.70	5.70	(0.04)	—
Year Ended 12/31/08	26.27	0.04	(11.01)	(10.97)	(0.04)	(0.27)
Class C
Year Ended 12/31/12	$22.35	$(0.04)	$2.94	$2.90	$(0.12)	$—
Year Ended 12/31/11	25.33	(0.27)	(2.71)	(2.98)	—	—
Year Ended 12/31/10	20.33	(0.21)	5.21	5.00	—	—
Year Ended 12/31/09	14.86	(0.06)	5.57	5.51	(0.04)	—
Year Ended 12/31/08	26.16	(0.02)	(11.01)	(11.03)	—	(0.27)
Class K
Year Ended 12/31/12	$22.73	$0.21	$2.83	$3.04	$(0.23)	$—
Year Ended 12/31/11	25.66	(0.16)	(2.77)	(2.93)	—	—
Year Ended 12/31/10	20.53	(0.13)	5.26	5.13	—	—
Year Ended 12/31/09	14.95	(0.06)	5.68	5.62	(0.04)	—
Year Ended 12/31/08	26.24	(0.01)	(11.01)	(11.02)	—	(0.27)
Class Y
Year Ended 12/31/12	$23.19	$0.43	$2.84	$3.27	$(0.37)	$—
Year Ended 12/31/11	26.01	(0.02)	(2.80)	(2.82)	—	—
Year Ended 12/31/10	20.66	(0.05)	5.40	5.35	—	—
Year Ended 12/31/09	14.93	0.08	5.69	5.77	(0.04)	—
Year Ended 12/31/08	26.23	0.16	(11.06)	(10.90)	(0.13)	(0.27)

See notes to Financial Highlights on page 67.

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.29)	$25.93	13.83%	$584,056	1.28%	1.37%	0.94%	0.85%	58%
—	23.04	(11.08)%	805,042	1.28%	1.31%	(0.35)%	(0.38)%	40%
—	25.91	25.47%	1,484,732	1.28%	1.38%	(0.49)%	(0.59)%	51%
(0.04)	20.65	38.01%	1,641,551	1.41%	1.45%	(0.02)%	(0.06)%	63%
(0.31)	14.99	(41.73)%	1,292,905	1.40%	1.40%	0.16%	0.16%	49%

$(0.12)	$25.13	12.98%	$25,402	2.03%	2.11%	0.28%	0.20%	58%
—	22.35	(11.76)%	27,851	2.03%	2.10%	(1.07)%	(1.14)%	40%
—	25.33	24.59%	31,447	2.03%	2.09%	(1.23)%	(1.29)%	51%
(0.04)	20.33	37.07%	19,890	2.10%	2.14%	(0.77)%	(0.81)%	63%
(0.27)	14.86	(42.13)%	8,587	2.13%	2.13%	(0.48)%	(0.48)%	49%

$(0.23)	$25.54	13.38%	$4,116	1.68%	1.74%	0.71%	0.65%	58%
—	22.73	(11.42)%	3,184	1.68%	1.81%	(0.71)%	(0.84)%	40%
—	25.66	24.99%	3,298	1.68%	1.77%	(0.87)%	(0.96)%	51%
(0.04)	20.53	37.58%	1,940	1.77%	1.82%	(0.39)%	(0.44)%	63%
(0.27)	14.95	(41.96)%	1,159	1.81%	1.81%	(0.17)%	(0.17)%	49%

$(0.37)	$26.09	14.12%	$469,314	1.03%	1.12%	1.23%	1.14%	58%
—	23.19	(10.84)%	613,636	1.03%	1.14%	(0.06)%	(0.17)%	40%
—	26.01	25.90%	566,518	0.95%	0.95%	(0.17)%	(0.17)%	51%
(0.04)	20.66	38.63%	109,121	0.99%	1.01%	(0.39)%	(0.37)%	63%
(0.40)	14.93	(41.50)%	47,545	1.04%	1.04%	0.64%	0.64%	49%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Large Cap Alpha Fund
Class A
Year Ended 12/31/12	$38.48	$0.67[3]	$5.58	$6.25	$(0.78)	$—
Year Ended 12/31/11	42.51	0.24[3]	(4.09)	(3.85)	(0.23)	—
Year Ended 12/31/10	37.04	0.12[3]	6.03	6.15	(0.68)	—
Year Ended 12/31/09	29.70	0.36	7.02	7.38	(0.05)	—
Year Ended 12/31/08	42.46	0.32	(12.76)	(12.44)	(0.32)	—
Class C
Year Ended 12/31/12	$35.63	$0.30[3]	$5.17	$5.47	$(0.44)	$—
Year Ended 12/31/11	39.44	(0.08)[3]	(3.78)	(3.86)	—	—
Year Ended 12/31/10	34.57	(0.15)[3]	5.59	5.44	(0.57)	—
Year Ended 12/31/09	27.93	0.18	6.50	6.68	(0.05)	—
Year Ended 12/31/08	40.07	0.43	(12.39)	(11.96)	(0.18)	—
Class K
Year Ended 12/31/12	$38.42	$0.53[3]	$5.55	$6.08	$(0.62)	$—
Year Ended 12/31/11	42.35	0.06[3]	(4.04)	(3.98)	—	—
Year Ended 12/31/10	36.94	(0.01)[3]	5.99	5.98	(0.57)	—
Year Ended 12/31/09	29.75	0.14	7.09	7.23	(0.05)	—
Year Ended 12/31/08	42.49	0.18	(12.73)	(12.55)	(0.19)	—
Class Y
Year Ended 12/31/12	$38.38	$0.77[3]	$5.59	$6.36	$(0.91)	$—
Year Ended 12/31/11	42.46	0.38[3]	(4.12)	(3.74)	(0.39)	—
Year Ended 12/31/10	37.00	0.25[3]	6.03	6.28	(0.82)	—
Year Ended 12/31/09	29.62	0.31	7.11	7.42	(0.05)	—
Year Ended 12/31/08	42.40	0.44	(12.80)	(12.36)	(0.42)	—

See notes to Financial Highlights on page 67.

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.78)	$—	$43.95	16.26%		$491,082	0.98%	0.98%	1.59%	1.59%	51%
(0.23)	0.05	38.48	(8.92)%	[4]	485,820	0.92%	0.92%	0.58%	0.58%	41%
(0.68)	—	42.51	16.63%		734,834	0.95%	0.96%	0.31%	0.30%	50%
(0.05)	0.01	37.04	24.89%	[4]	698,280	0.93%	1.04%	0.98%	0.87%	145%
(0.32)	—	29.70	(29.29)%		629,799	0.93%	0.95%	0.90%	0.88%	54%

$(0.44)	$—	$40.66	15.37%		$23,824	1.75%	1.75%	0.78%	0.78%	51%
—	0.05	35.63	(9.66)%	[4]	27,323	1.69%	1.69%	(0.22)%	(0.22)%	41%
(0.57)	—	39.44	15.76%		48,829	1.70%	1.70%	(0.42)%	(0.42)%	50%
(0.05)	0.01	34.57	23.97%	[4]	38,885	1.77%	1.77%	0.06%	0.06%	145%
(0.18)	—	27.93	(29.84)%		19,300	1.74%	1.74%	0.14%	0.14%	54%

$(0.62)	$—	$43.88	15.84%		$13,911	1.33%	1.33%	1.26%	1.26%	51%
—	0.05	38.42	(9.28)%	[4]	13,667	1.33%	1.33%	0.13%	0.13%	41%
(0.57)	—	42.35	16.21%		28,458	1.30%	1.33%	(0.02)%	(0.05)%	50%
(0.05)	0.01	36.94	24.35%	[4]	22,179	1.28%	1.40%	0.52%	0.40%	145%
(0.19)	—	29.75	(29.52)%		12,191	1.28%	1.34%	0.56%	0.50%	54%

$(0.91)	$—	$43.83	16.58%		$134,114	0.69%	0.69%	1.84%	1.84%	51%
(0.39)	0.05	38.38	(8.65)%	[4]	144,642	0.63%	0.63%	0.98%	0.98%	41%
(0.82)	—	42.46	17.01%		22,250	0.63%	0.63%	0.65%	0.65%	50%
(0.05)	0.01	37.00	25.10%	[4]	3,239	0.76%	0.76%	1.12%	1.12%	145%
(0.42)	—	29.62	(29.13)%		1,456	0.71%	0.71%	1.17%	1.17%	54%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investors Fund
Class A
Year Ended 12/31/12	$7.48	$0.12 [3]	$1.48	$1.60	$(0.12)	$—
Year Ended 12/31/11	7.88	(0.01)[3]	(0.39)	(0.40)	—	—
Year Ended 12/31/10	6.31	(0.01)[3]	1.58	1.57	—	—
Year Ended 12/31/09	4.17	(0.08)	2.22	2.14	—	—
Year Ended 12/31/08	9.59	(0.16)	(4.64)	(4.80)	—	(0.62)
Class C
Year Ended 12/31/12	$7.16	$0.05 [3]	$1.42	$1.47	$(0.03)	$—
Year Ended 12/31/11	7.60	(0.06)[3]	(0.38)	(0.44)	—	—
Year Ended 12/31/10	6.09	(0.03)[3]	1.54	1.51	—	—
Year Ended 12/31/09	4.21	(0.22)	2.10	1.88	—	—
Year Ended 12/31/08	9.54	(0.14)	(4.57)	(4.71)	—	(0.62)
Class K
Year Ended 12/31/12	$7.16	$0.09 [3]	$1.42	$1.51	$(0.08)	$—
Year Ended 12/31/11	7.57	(0.03)[3]	(0.38)	(0.41)	—	—
Year Ended 12/31/10	6.07	(0.01)[3]	1.51	1.50	—	—
Year Ended 12/31/09	4.06	(0.11)	2.12	2.01	—	—
Year Ended 12/31/08	9.51	(0.13)	(4.70)	(4.83)	—	(0.62)
Class Y
Year Ended 12/31/12	$7.52	$0.11 [3]	$1.53	$1.64	$(0.15)	$—
Year Ended 12/31/11	7.92	—3, [5]	(0.40)	(0.40)	—	—
Year Ended 12/31/10	6.35	(0.01)[3]	1.58	1.57	—	—
Year Ended 12/31/09	4.18	(0.14)	2.31	2.17	—	—
Year Ended 12/31/08	9.61	(0.12)	(4.69)	(4.81)	—	(0.62)

See notes to Financial Highlights on page 67.

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$(0.12)	$8.96	21.46%	$12,183	1.30%	2.28%	1.42%	0.44%	97%
—	7.48	(5.08)%	11,715	1.22%	2.07%	(0.11)%	(0.96)%	55%
—	7.88	24.88%	13,004	1.05%	2.18%	(0.18)%	(1.31)%	62%
—	6.31	51.32%	10,696	2.22%	2.34%	(1.44)%	(1.56)%	84%
(0.62)	4.17	(49.50)%	8,955	1.98%	1.98%	(1.33)%	(1.33)%	65%

$(0.03)	$8.60	20.59%	$588	2.05%	3.31%	0.62%	(0.64)%	97%
—	7.16	(5.79)%	642	1.87%	2.99%	(0.75)%	(1.87)%	55%
—	7.60	24.79%	548	1.34%	3.57%	(0.43)%	(2.66)%	62%
—	6.09	44.66%	139	4.57%	5.15%	(3.83)%	(4.41)%	84%
(0.62)	4.21	(48.80)%	20	1.43%	4.15%	(0.79)%	(3.51)%	65%

$(0.08)	$8.59	21.04%	$211	1.70%	3.22%	1.17%	(0.35)%	97%
—	7.16	(5.42)%	151	1.52%	2.65%	(0.40)%	(1.53)%	55%
—	7.57	24.71%	133	1.05%	2.83%	(0.16)%	(1.94)%	62%
—	6.07	49.51%	97	3.46%	3.90%	(2.70)%	(3.14)%	84%
(0.62)	4.06	(50.25)%	43	3.23%	3.23%	(2.55)%	(2.55)%	65%

$(0.15)	$9.01	21.86%	$2,382	1.05%	1.91%	1.38%	0.52%	97%
—	7.52	(5.05)%	2,954	1.05%	1.72%	0.05%	(0.62)%	55%
—	7.92	24.72%	3,778	1.05%	1.80%	(0.17)%	(0.92)%	62%
—	6.35	51.91%	2,519	1.94%	2.04%	(1.16)%	(1.26)%	84%
(0.62)	4.18	(49.52)%	991	1.70%	1.70%	(1.04)%	(1.04)%	65%

See notes to Financial Highlights on page 67.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund
Class A
Year Ended 12/31/12	$34.60	$(0.10)[3]	$2.21	$2.11	$—	$(0.11)
Year Ended 12/31/11	37.58	(0.15)[3]	(2.60)	(2.75)	—	(0.23)
Year Ended 12/31/10	29.94	(0.14)[3]	7.78	7.64	—	—
Year Ended 12/31/09	20.05	(0.04)	9.93	9.89	—	—
Year Ended 12/31/08	37.97	(0.05)	(17.71)	(17.76)	(0.01)	(0.15)
Class C
Year Ended 12/31/12	$33.30	$(0.33)[3]	$2.12	$1.79	$—	$(0.11)
Year Ended 12/31/11	36.45	(0.40)[3]	(2.52)	(2.92)	—	(0.23)
Year Ended 12/31/10	29.26	(0.38)[3]	7.57	7.19	—	—
Year Ended 12/31/09	19.75	0.06	9.45	9.51	—	—
Year Ended 12/31/08	37.73	(0.22)	(17.60)	(17.82)	(0.01)	(0.15)
Class K
Year Ended 12/31/12	$33.74	$(0.22)[3]	$2.16	$1.94	$—	$(0.11)
Year Ended 12/31/11	36.81	(0.30)[3]	(2.54)	(2.84)	—	(0.23)
Year Ended 12/31/10	29.46	(0.28)[3]	7.63	7.35	—	—
Year Ended 12/31/09	19.84	(0.05)	9.67	9.62	—	—
Year Ended 12/31/08	37.75	(0.14)	(17.61)	(17.75)	(0.01)	(0.15)
Class Y
Year Ended 12/31/12	$35.10	$0.04 [3]	$2.25	$2.29	$(0.05)	$(0.11)
Year Ended 12/31/11	38.00	(0.01)[3]	(2.66)	(2.67)	—	(0.23)
Year Ended 12/31/10	30.17	(0.02)[3]	7.85	7.83	—	—
Year Ended 12/31/09	20.14	(0.05)	10.08	10.03	—	—
Year Ended 12/31/08	38.00	0.08	(17.78)	(17.70)	(0.01)	(0.15)

See notes to Financial Highlights on page 67.

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.11)	$36.60	6.10%	$1,561,862	1.45%	1.52%	(0.27)%	(0.34)%	36%
(0.23)	34.60	(7.31)%	1,397,688	1.45%	1.48%	(0.41)%	(0.44)%	25%
—	37.58	25.52%	1,341,020	1.45%	1.47%	(0.44)%	(0.46)%	27%
—	29.94	49.33%	998,909	1.46%	1.50%	(0.10)%	(0.14)%	34%
(0.16)	20.05	(46.76)%	843,964	1.49%	1.49%	(0.13)%	(0.13)%	43%

$(0.11)	$34.98	5.38%	$147,154	2.14%	2.21%	(0.96)%	(1.03)%	36%
(0.23)	33.30	(8.01)%	105,206	2.18%	2.21%	(1.11)%	(1.14)%	25%
—	36.45	24.57%	57,883	2.23%	2.25%	(1.23)%	(1.25)%	27%
—	29.26	48.15%	13,467	2.27%	2.29%	(0.99)%	(1.01)%	34%
(0.16)	19.75	(47.22)%	3,129	2.34%	2.34%	(0.95)%	(0.95)%	43%

$(0.11)	$35.57	5.75%	$8,892	1.80%	1.87%	(0.64)%	(0.71)%	36%
(0.23)	33.74	(7.71)%	5,439	1.87%	1.90%	(0.83)%	(0.86)%	25%
—	36.81	24.95%	5,542	1.90%	1.92%	(0.89)%	(0.91)%	27%
—	29.46	48.49%	2,685	2.02%	2.05%	(0.70)%	(0.73)%	34%
(0.16)	19.84	(47.01)%	736	2.10%	2.11%	(0.66)%	(0.67)%	43%

$(0.16)	$37.23	6.52%	$2,422,758	1.06%	1.13%	0.12%	0.05%	36%
(0.23)	35.10	(7.02)%	1,581,690	1.12%	1.15%	(0.03)%	(0.06)%	25%
—	38.00	25.95%	613,662	1.11%	1.13%	(0.08)%	(0.10)%	27%
—	30.17	49.80%	130,968	1.10%	1.12%	0.19%	0.17%	34%
(0.16)	20.14	(46.57)%	37,239	1.18%	1.19%	0.17%	0.16%	43%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]

Without the effect of the increase from the regulatory settlements, the total returns would have been for RS Large Cap Alpha Fund for 2011 (9.05)%, (9.78)%, (9.42)% and (8.79)%; for 2009 24.86%, 23.93%, 24.32% and 25.10% for Class A, Class C, Class K and Class Y, respectively.

[5]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2012

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds, other than RS Investors Fund, which is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Partners Fund offers Class A, K and Y shares. RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class A, C, K and Y shares. Prior to February 17, 2012, RS Large Cap Alpha Fund offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares of the Fund were converted into Class A shares of the same Fund. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

68	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The

www.RSinvestments.com	69

NOTES TO FINANCIAL STATEMENTS

inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2012 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS Global Natural Resources Fund
Common Stocks	$—	$(682,516,414)	$682,516,414	$—	$—	$—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated

70	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

www.RSinvestments.com	71

NOTES TO FINANCIAL STATEMENTS

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund

72	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS Partners Fund, Class A	1.49%	*
RS Large Cap Alpha Fund, Class A	0.99%
RS Global Natural Resources Fund, Class A	1.45%

*	In addition, RS Investments voluntarily imposed an expense limitation of 1.45% for the year ended December 31, 2012. There is no guarantee that this expense limitation will be in effect for subsequent periods.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
RS Value Fund, Class A	1.28%
RS Value Fund, Class C	2.03%
RS Value Fund, Class K	1.68%
RS Value Fund, Class Y	1.03%
RS Investors Fund, Class A	1.30%
RS Investors Fund, Class C	2.05%
RS Investors Fund, Class K	1.70%
RS Investors Fund, Class Y	1.05%

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

www.RSinvestments.com	73

NOTES TO FINANCIAL STATEMENTS

its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2012, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Partners Fund	Class A	0.25%	$3,087,429
	Class K	0.65%	25,595
	Class Y	0.00%	—
RS Value Fund	Class A	0.25%	$1,761,687
	Class C	1.00%	267,385
	Class K	0.65%	25,666
	Class Y	0.00%	—
RS Large Cap Alpha Fund	Class A	0.25%	$1,246,489
	Class B*	1.00%	9,239
	Class C	1.00%	258,017
	Class K	0.65%	93,020
	Class Y	0.00%	—
RS Investors Fund	Class A	0.25%	$30,190
	Class C	1.00%	5,955
	Class K	0.65%	1,173
	Class Y	0.00%	—
RS Global Natural Resources Fund	Class A	0.25%	$3,661,925
	Class C	1.00%	1,252,359
	Class K	0.65%	47,497
	Class Y	0.00%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2012, PAS informed the Trust it received $2,419,172 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

74	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$4,611
RS Value Fund	15,716
RS Large Cap Alpha Fund	19,676
RS Investors Fund	1,664
RS Global Natural Resources Fund	139,472

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2012, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$—
RS Value Fund	7,588
RS Large Cap Alpha Fund	11,011
RS Investors Fund	635
RS Global Natural Resources Fund	40,073

www.RSinvestments.com	75

NOTES TO FINANCIAL STATEMENTS

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2012, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Partners Fund	Acxiom Corp.	5,030,401		50,300	1,720,603	3,360,098	$—	$	**
	eHealth, Inc.	1,799,315		—	497,390	1,301,925	—		35,776,899
	Euronet Worldwide, Inc.	2,596,861		26,600	676,600	1,946,861	—		**
	Integrated Device Technology, Inc.	8,407,787		1,529,672	612,225	9,325,234	—		68,074,208
									$103,851,107
RS Global Natural Resources Fund	Compass Minerals International, Inc.	1,904,046		248,926	106,775	2,046,197	$4,102,873		$152,871,378
	Peyto Exploration & Development Corp.	3,743,474	*	5,489,186	941,200	8,291,460	9,660,982		191,636,338
	PICO Holdings, Inc.	1,556,353		—	—	1,556,353	—		31,547,275
	Salamander Energy PLC	14,270,218		9,275,641	—	23,545,859	—		71,728,096
	Taseko Mines Ltd.	23,960,835		—	—	23,960,835	—		71,882,505
									$519,665,592
*	Issuer was not an affiliated issuer at beginning of period.
**	Issuer was not an affiliated issuer at end of period.

76	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2012	2011	2012	2011
RS Partners Fund	$16,475,568	$—	$136,178,005	$74,789,315
RS Value Fund	13,772,943	—	—	—
RS Large Cap Alpha Fund	11,851,639	4,432,275	—	—
RS Investors Fund	207,089	—	—	—
RS Global Natural Resources Fund	2,734,479	—	11,993,435	19,617,405

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
RS Partners Fund	$(98,018)	$1,762,680	$(1,664,662)
RS Value Fund	228,313	(126,109)	(102,204)
RS Large Cap Alpha Fund	(22,589)	22,589	—
RS Investors Fund	—	(593)	593
RS Global Natural Resources Fund	—	(1,326,043)	1,326,043

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$4,003,360	$18,951,495
RS Value Fund	49,810	—
RS Investors Fund	1,019	—
RS Global Natural Resources Fund	—	38,348,573

www.RSinvestments.com	77

NOTES TO FINANCIAL STATEMENTS

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Value Fund	$85,948,451
RS Large Cap Alpha Fund	66,529,770
RS Investors Fund	1,796,142

See the chart below for capital loss carryovers available to the Funds at December 31, 2012.

	Expiring
Fund	2016	2017	2018	Total
RS Value Fund	$—	$128,514,378	$—	$128,514,378
RS Large Cap Alpha Fund	8,751,704	77,116,483	—	85,868,187
RS Investors Fund	719,374	3,287,644	352,001	4,359,019

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Partners Fund	$57,690
RS Global Natural Resources Fund	4,225,187

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2012, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,468,753,158	$306,988,852	$330,179,123	$(23,190,271)
RS Value Fund	941,385,934	126,771,392	153,234,889	(26,463,497)
RS Large Cap Alpha Fund	607,096,267	49,309,343	72,953,851	(23,644,508)
RS Investors Fund	13,379,008	1,840,663	2,093,946	(253,283)
RS Global Natural Resources Fund	3,693,987,971	404,222,993	507,499,859	(103,276,866)

78	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,052,117	$129,327,103	7,726,825	$253,605,357
Shares reinvested	3,116,127	98,563,083	1,755,175	49,759,201
Shares redeemed	(15,607,801)	(499,295,519)	(16,071,567)	(518,950,006)

Net decrease	(8,439,557)	$(271,405,333)	(6,589,567)	$(215,585,448)

Class K
Shares sold	21,742	$679,959	34,423	$1,100,484
Shares reinvested	10,742	331,389	6,248	173,959
Shares redeemed	(49,703)	(1,563,404)	(52,472)	(1,641,910)

Net decrease	(17,219)	$(552,056)	(11,801)	$(367,467)

Class Y
Shares sold	4,867,611	$157,391,846	6,329,024	$208,194,969
Shares reinvested	1,532,660	49,167,726	670,556	19,204,725
Shares redeemed	(4,414,087)	(144,149,275)	(6,020,145)	(194,105,103)

Net increase	1,986,184	$62,410,297	979,435	$33,294,591

RS Value Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,334,306	$57,393,888	8,467,832	$214,950,055
Shares reinvested	250,061	6,421,580	—	—
Shares redeemed	(15,001,039)	(368,379,177)	(30,825,866)	(721,470,443)

Net decrease	(12,416,672)	$(304,563,709)	(22,358,034)	$(506,520,388)

Class C
Shares sold	128,117	$3,047,302	347,419	$8,665,339
Shares reinvested	4,336	107,949	—	—
Shares redeemed	(367,604)	(8,760,171)	(342,968)	(8,000,287)

Net increase/(decrease)	(235,151)	$(5,604,920)	4,451	$665,052

Class K
Shares sold	66,847	$1,657,344	45,082	$1,114,760
Shares reinvested	1,425	36,053	—	—
Shares redeemed	(47,176)	(1,116,402)	(33,493)	(816,844)

Net increase	21,096	$576,995	11,589	$297,916

www.RSinvestments.com	79

NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Value Fund — continued

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class Y
Shares sold	6,985,819	$173,099,649	11,880,678	$288,152,713
Shares reinvested	257,021	6,638,850	—	—
Shares redeemed	(15,714,941)	(393,851,505)	(7,194,751)	(176,891,786)

Net increase/(decrease)	(8,472,101)	$(214,113,006)	4,685,927	$111,260,927

RS Large Cap Alpha Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	377,240	$15,695,425	1,617,123	$68,184,608
Shares from conversion of Class B shares*	169,792	7,128,629	—	—
Shares reinvested	190,934	8,330,457	74,789	2,793,537
Shares redeemed	(2,190,045)	(91,884,470)	(6,351,818)	(258,681,088)

Net decrease	(1,452,079)	$(60,729,959)	(4,659,906)	$(187,702,943)

Class B
Shares sold	4	$152	37,900	$1,515,372
Shares converted to Class A shares*	(179,925)	(7,128,629)	—	—
Shares redeemed	(11,731)	(445,928)	(430,248)	(14,340,228)

Net decrease	(191,652)	$(7,574,405)	(392,348)	$(12,824,856)

Class C
Shares sold	55,294	$2,132,013	308,017	$12,084,457
Shares reinvested	4,972	200,826	—	—
Shares redeemed	(241,138)	(9,296,056)	(779,340)	(26,124,856)

Net decrease	(180,872)	$(6,963,217)	(471,323)	$(14,040,399)

Class K
Shares sold	69,022	$2,872,105	184,818	$7,715,780
Shares reinvested	4,526	197,187	—	—
Shares redeemed	(112,298)	(4,738,510)	(500,933)	(17,783,964)

Net decrease	(38,750)	$(1,669,218)	(316,115)	$(10,068,184)

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

80	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

RS Large Cap Alpha Fund — continued

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class Y
Shares sold	336,117	$14,139,988	3,807,975	$158,292,880
Shares reinvested	59,917	2,606,377	37,084	1,381,400
Shares redeemed	(1,105,191)	(46,232,137)	(600,053)	(23,801,179)

Net increase/(decrease)	(709,157)	$(29,485,772)	3,245,006	$135,873,101

RS Investors Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	213,635	$1,816,237	315,434	$2,498,497
Shares reinvested	17,108	152,263	—	—
Shares redeemed	(437,818)	(3,697,315)	(398,697)	(3,115,950)

Net decrease	(207,075)	$(1,728,815)	(83,263)	$(617,453)

Class C
Shares sold	21,363	$172,706	49,741	$380,062
Shares reinvested	216	1,846	—	—
Shares redeemed	(42,874)	(338,728)	(32,256)	(224,170)

Net increase/(decrease)	(21,295)	$(164,176)	17,485	$155,892

Class K
Shares sold	11,377	$93,975	6,351	$47,811
Shares reinvested	246	2,104	—	—
Shares redeemed	(8,089)	(66,379)	(2,913)	(23,028)

Net increase	3,534	$29,700	3,438	$24,783

Class Y
Shares sold	138,092	$1,179,067	82,447	$629,311
Shares reinvested	3,188	28,565	—	—
Shares redeemed	(269,590)	(2,196,183)	(166,980)	(1,344,216)

Net decrease	(128,310)	$(988,551)	(84,533)	$(714,905)

www.RSinvestments.com	81

NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Global Natural Resources Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	16,993,242	$609,579,525	21,206,350	$798,743,759
Shares reinvested	121,300	4,365,620	235,344	7,902,846
Shares redeemed	(14,841,165)	(532,723,915)	(16,729,434)	(617,154,064)

Net increase	2,273,377	$81,221,230	4,712,260	$189,492,541

Class C
Shares sold	1,815,112	$62,743,844	2,038,065	$74,693,969
Shares reinvested	9,948	342,306	16,325	527,790
Shares redeemed	(777,821)	(26,675,009)	(483,510)	(16,898,853)

Net increase	1,047,239	$36,411,141	1,570,880	$58,322,906

Class K
Shares sold	163,721	$5,542,216	89,303	$3,301,840
Shares reinvested	653	22,818	1,082	35,428
Shares redeemed	(75,538)	(2,667,425)	(79,758)	(2,879,579)

Net increase	88,836	$2,897,609	10,627	$457,689

Class Y
Shares sold	38,181,487	$1,396,165,779	37,737,432	$1,440,092,856
Shares reinvested	220,251	8,061,171	219,411	7,473,145
Shares redeemed	(18,388,790)	(667,227,566)	(9,048,400)	(334,659,156)

Net increase	20,012,948	$736,999,384	28,908,443	$1,112,906,845

b. Shareholder Concentration As of December 31, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Partners Fund	4	54.74%
RS Value Fund	4	58.23%
RS Large Cap Alpha Fund	2	24.52%
RS Investors Fund	3	34.38%
RS Global Natural Resources Fund	4	54.87%

82	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2012, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$637,817,372	$942,824,848
RS Value Fund	705,260,071	1,114,347,309
RS Large Cap Alpha Fund	318,668,214	382,147,783
RS Investors Fund	13,362,064	16,354,477
RS Global Natural Resources Fund	1,907,302,159	1,179,267,078

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

www.RSinvestments.com	83

NOTES TO FINANCIAL STATEMENTS

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund which borrowed under the facility was as follows:

Fund	Amount Outstanding at 12/31/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Investors Fund	$—	$349,001	6	1.44%
*	For the year ended December 31, 2012, based on the number of days borrowings were outstanding.

Note 7 Regulatory Settlements

During the year ended December 31, 2011, RS Large Cap Alpha Fund received payment of $926,073 relating to certain regulatory settlements which was distributed at the direction of the Securities and Exchange Commission. The payment is included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and resulted in a more than $0.01 per share net asset value impact as well as a more than 0.01% performance impact to the total return for the year ended December 31, 2011. Such amounts are included in the accompanying Financial Highlights.

Note 8 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

84	www.RSinvestments.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Partners Fund

RS Value Fund

RS Large Cap Alpha Fund

RS Investors Fund

RS Global Natural Resources Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (five of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

www.RSinvestments.com	85

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the period ended December 31, 2012 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Partners Fund	100%
RS Value Fund	100%
RS Large Cap Alpha Fund	100%
RS Investors Fund	100%

Dividend Received Deduction:

RS Partners Fund	100%
RS Value Fund	100%
RS Large Cap Alpha Fund	100%
RS Investors Fund	100%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designated the following amounts as long-term capital gain distributions for the year ended December 31, 2012:

RS Partners Fund	$136,178,005
RS Global Natural Resources Fund	11,993,435

86	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

www.RSinvestments.com	87

SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the

88	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

www.RSinvestments.com	89

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS

90	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•

RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

www.RSinvestments.com	91

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

92	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007– September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	34	None

www.RSinvestments.com	93

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009– December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A

94	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

www.RSinvestments.com	95

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015096 (12/12)

2012 Annual Report

All data as of December 31, 2012

RS S&P 500 Index Fund

Class A, C, and K Shares

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund*	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund*
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

We’ve made outstanding progress toward the objectives we set out early in the year. This includes expanding the number of investment solutions we offer, continuing to produce competitive performance, and strengthening the firm’s operational, risk, and compliance capabilities.

1. New emerging markets capacity

In November we added 11 experienced emerging markets investment professionals to our roster. The team will assume management of the RS Emerging Markets Fund and the RS Greater China Fund in March 2013, adding critical capacity to high-demand strategies and expanding our footprint across the globe. This high-caliber group brings an investment philosophy, experience, and client focus that complement our dedicated investment management approach.

2. Competitive performance

We’re equally proud of the performance RS Funds produced in 2012. Overall, long-term performance remains strong across most of the RS Funds family — a testament to the firm’s talented analysts and portfolio managers.

3. Operational excellence

Risk management and operational best practices have always been a primary focus at RS Investments. We continue to refine our operational, risk management, and compliance platforms to ensure our investment professionals are supported by a robust platform that can also streamline how we add investment strategies in the future.

Looking beyond 2013

I don’t see any slowdown in how quickly our industry is changing. The pressure to consistently and effectively deliver to our clients is relentless. To answer this challenge, we’re putting ourselves in a strong position to take advantage of industry and macro trends by designing a clear roadmap for the future. We’re looking at prospective product needs, reviewing our distribution methods, streamlining and enhancing our performance tracking, and making sure we have the right organizational structure to deliver investment solutions to you, our shareholders.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with RS. Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the “Financial Highlights” section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS S&P 500 INDEX FUND

Investment Style

	Value	Blend	Growth
Large

Mid

Small

RS S&P 500 Index Fund Commentary

Highlights

•	RS S&P 500 Index Fund (the “Fund”) returned 15.56% (Class A Shares) for the 12 months ended December 31, 2012, underperforming its benchmark, the S&P 500® Index[1] (the “Index”), which returned 16.00%.

•

Most market indices delivered positive returns for the 12-month period despite bouts of volatility and risk aversion as the European debt crisis, a tepid U.S. economic recovery, fears of a global recession, and paralysis in Washington, D.C., took turns commanding investor attention.

•	In managing the Fund, our goals are to track the investment performance of the Index, remain close to being fully invested in stocks, and keep trading costs to a minimum.

Market Overview

Major equity indexes ended 2012 with double-digit gains, as investors mostly embraced risk despite continued economic and political uncertainty.

The equity market started out the year on a strong note, with the Index returning 12.59% in the first quarter, its best performance since the third quarter of 2009, and its best first quarter performance since 1998.

In the second quarter, signs of slowing U.S. economic growth and worries about the debt crisis in Europe temporarily dampened investor appetite for risk and contributed to renewed volatility in equity markets. Most U.S. and global equity indexes ended the second quarter in negative territory, with double-digit declines for many European indexes.

The Index advanced in the third quarter, as investors drew reassurance from forceful stimulus efforts by the U.S. Federal Reserve and other central banks. Against this backdrop, Treasury yields brushed historic lows and most U.S. and global equity indexes gained, with the biggest positive shifts occurring in global and emerging markets indexes.

Securities markets struck a more cautious note in the fourth quarter as the outcome of the U.S. elections appeared to suggest continued partisan gridlock in Washington, and brinkmanship ensued over the tax and spending deadlines known as the “fiscal cliff.” Nonetheless, improvements in Europe and increasing central bank activism on both sides of the Atlantic helped to prevent a sharp setback. The Dow Jones Industrial Average and the Index delivered small losses in the fourth quarter, while global and emerging market stocks gained.

4	www.RSinvestments.com

RS S&P 500 INDEX FUND

Fund Performance Overview

The Fund (Class A shares) returned 15.56% for the year ended December 31, 2012. The Index returned 16.00% over the same period. The difference in performance is primarily due to the fact that, unlike the Fund, the Index does not incur fees and expenses. The financial services and consumer discretionary sectors were the strongest performers and utilities were the weakest in both the Index and the Fund for the year. All sectors delivered positive results for the Index and the Fund.

Outlook

We expect equity market performance in 2013 to be supported by continued modest U.S. economic growth, low inflation, and low interest rates. At the same time, we believe that fiscal issues, including the debt ceiling negotiations, and longer-term deficit and debt stability issues, could overshadow positive fundamentals and contribute to near-term economic and market volatility. We will continue to manage the portfolio with the intention of being substantially fully invested in stocks while we attempt to track the Index and keep trading costs to a minimum.

The Fund’s Board of Trustees has approved the liquidation of the Fund, which is expected to cease operations on or around March 8, 2013. We encourage investors in the Fund to work with their financial and tax advisors to identify suitable alternatives for their holdings in the Fund and consider whether to take any appropriate action before the liquidation date.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

www.RSinvestments.com	5

RS S&P 500 INDEX FUND

Characteristics (unaudited) Total Net Assets: $107,627,954

Sector Allocation[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	3.73%
Exxon Mobil Corp.	2.94%
General Electric Co.	1.64%
Chevron Corp.	1.58%
International Business Machines Corp.	1.51%
Microsoft Corp.	1.50%
Johnson & Johnson	1.44%
AT&T, Inc.	1.43%
Google, Inc., Class A	1.41%
The Procter & Gamble Co.	1.38%
18.56%

1

The S&P 500® Index is an unmanaged market capitalization–weighted index generally considered to be representative of U.S. equity market activity. The Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Statistical data for the Index is as of December 31, 2012.

2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and Index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

6	www.RSinvestments.com

RS S&P 500 INDEX FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/7/00)
without sales charge	15.56%	10.51%	1.36%	6.64%	1.24%
with maximum sales charge	12.14%	9.41%	0.74%	6.31%	0.99%
Class C Shares (8/7/00)
without sales charge	14.67%	9.71%	0.61%	5.84%	0.44%
with sales charge	13.67%	9.71%	0.61%	5.84%	0.44%
Class K Shares (5/15/01)	15.21%	10.08%	0.96%	6.21%	2.02%
S&P 500® Index[1]	16.00%	10.87%	1.66%	7.10%	1.63%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS S&P 500 Index Fund and in the S&P 500® Index. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares would have the following values as of December 31, 2012: $17,643 (Class C) and $18,269 (Class K). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Fund expenses in two ways:

Expenses based on actual return

This table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
RS S&P 500 Index Fund	Class A	$1,000.00	$1,057.50	$1.97	0.38%
	Class C	$1,000.00	$1,053.60	$5.83	1.13%
	Class K	$1,000.00	$1,056.40	$4.03	0.78%
Based on Hypothetical Return (5% Return Before Expenses)
RS S&P 500 Index Fund	Class A	$1,000.00	$1,023.23	$1.93	0.38%
	Class C	$1,000.00	$1,019.46	$5.74	1.13%
	Class K	$1,000.00	$1,021.22	$3.96	0.78%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.RSinvestments.com	9

This Page Intentionally Left Blank

Financial Information

Year Ended December 31, 2012

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Common Stocks – 94.9%
Advertising Agencies – 0.1%
Omnicom Group, Inc.	2,127	$106,265
The Interpublic Group of Companies, Inc.	3,511	38,691

		144,956
Aerospace – 1.7%
FLIR Systems, Inc.	1,216	27,129
General Dynamics Corp.	2,655	183,912
L-3 Communications Holdings, Inc.	771	59,074
Lockheed Martin Corp.	2,155	198,885
Northrop Grumman Corp.	1,822	123,131
Raytheon Co.	2,661	153,167
Rockwell Collins, Inc.	1,133	65,907
Textron, Inc.	2,248	55,728
The Boeing Co.	5,439	409,883
United Technologies Corp.	6,749	553,485

		1,830,301
Air Transport – 0.3%
FedEx Corp.	2,345	215,083
Southwest Airlines Co.	5,941	60,836

		275,919
Aluminum – 0.1%
Alcoa, Inc.	8,607	74,709

		74,709
Asset Management & Custodian – 0.8%
BlackRock, Inc.	1,026	212,084
Federated Investors, Inc., Class B	748	15,132
Franklin Resources, Inc.	1,108	139,276
Invesco Ltd.	3,570	93,141
Legg Mason, Inc.	979	25,180
Northern Trust Corp.	1,759	88,231
State Street Corp.	3,609	169,659
T. Rowe Price Group, Inc.	2,036	132,605

		875,308
Auto Parts – 0.4%
BorgWarner, Inc.(1)	921	65,962
Delphi Automotive PLC(1)	2,316	88,587
Genuine Parts Co.	1,253	79,666
Johnson Controls, Inc.	5,483	168,328

		402,543

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	1,971	$27,220

		27,220
Automobiles – 0.4%
Ford Motor Co.	30,598	396,244

		396,244
Back Office Support, HR and Consulting – 0.7%
Accenture PLC, Class A	5,085	338,152
Automatic Data Processing, Inc.	3,878	221,085
Iron Mountain, Inc.	1,332	41,359
Paychex, Inc.	2,595	80,808
Robert Half International, Inc.	1,127	35,861

		717,265
Banks: Diversified – 3.6%
Bank of America Corp.(2)	86,407	1,002,321
BB&T Corp.	5,605	163,162
Comerica, Inc.	1,542	46,784
Fifth Third Bancorp	7,350	111,647
First Horizon National Corp.	1,996	19,780
Huntington Bancshares, Inc.	6,891	44,033
KeyCorp	7,541	63,495
M&T Bank Corp.	962	94,728
PNC Financial Services Group, Inc.	4,248	247,701
Regions Financial Corp.	11,330	80,670
SunTrust Banks, Inc.	4,317	122,387
U.S. Bancorp	15,190	485,169
Wells Fargo & Co.(2)	39,388	1,346,282
Zions Bancorporation	1,471	31,479

		3,859,638
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	3,806	30,943
People’s United Financial, Inc.	2,812	33,997

		64,940
Beverage: Brewers & Distillers – 0.2%
Beam, Inc.	1,270	77,584
Brown-Forman Corp., Class B	1,211	76,596
Constellation Brands, Inc., Class A(1)	1,177	41,654
Molson Coors Brewing Co., Class B	1,230	52,632

		248,466
Beverage: Soft Drinks – 2.0%
Coca-Cola Enterprises, Inc.	2,207	70,028

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Beverage: Soft Drinks (continued)
Dr. Pepper Snapple Group, Inc.	1,680	$74,222
Monster Beverage Corp.(1)	1,228	64,937
PepsiCo, Inc.	12,352	845,247
The Coca-Cola Co.(2)	31,023	1,124,584

		2,179,018
Biotechnology – 1.5%
Alexion Pharmaceuticals, Inc.(1)	1,547	145,124
Amgen, Inc.	6,181	533,544
Baxter International, Inc.	4,396	293,037
Biogen Idec, Inc.(1)	1,895	277,940
Celgene Corp.(1)	3,455	271,977
Life Technologies Corp.(1)	1,395	68,467

		1,590,089
Building Materials – 0.1%
Masco Corp.	2,862	47,681
Vulcan Materials Co.	1,038	54,028

		101,709
Cable Television Services – 1.2%
Cablevision Systems Corp., Class A	1,726	25,787
Comcast Corp., Class A	21,254	794,475
DIRECTV(1)	4,771	239,313
Scripps Networks Interactive, Inc., Class A	695	40,254
Time Warner Cable, Inc.	2,457	238,796

		1,338,625
Casinos & Gambling – 0.0%
International Game Technology	2,140	30,324

		30,324
Chemicals: Diversified – 1.0%
Airgas, Inc.	549	50,118
E.I. du Pont de Nemours & Co.	7,463	335,611
Eastman Chemical Co.	1,225	83,361
Ecolab, Inc.	2,109	151,637
FMC Corp.	1,102	64,489
Sigma-Aldrich Corp.	963	70,858
The Dow Chemical Co.	9,609	310,563

		1,066,637
Chemicals: Specialty – 0.6%
Air Products & Chemicals, Inc.	1,693	142,246
International Flavors & Fragrances, Inc.	640	42,586

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Chemicals: Specialty (continued)
LyondellBasell Industries NV, Class A	3,046	$173,896
Praxair, Inc.	2,399	262,570

		621,298
Coal – 0.1%
CONSOL Energy, Inc.	1,829	58,711
Peabody Energy Corp.	2,152	57,265

		115,976
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	412	20,571

		20,571
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	2,834	128,125

		128,125
Communications Technology – 1.9%
Cisco Systems, Inc.	42,396	833,081
Harris Corp.	907	44,407
JDS Uniphase Corp.(1)	1,860	25,184
Juniper Networks, Inc.(1)	4,211	82,830
QUALCOMM, Inc.	13,660	847,193
Seagate Technology PLC	2,651	80,803
TE Connectivity Ltd.	3,430	127,322

		2,040,820
Computer Services, Software & Systems – 5.3%
Adobe Systems, Inc.(1)	3,951	148,874
Akamai Technologies, Inc.(1)	1,420	58,092
Autodesk, Inc.(1)	1,809	63,948
BMC Software, Inc.(1)	1,185	46,997
CA, Inc.	2,746	60,357
Citrix Systems, Inc.(1)	1,497	98,428
Cognizant Technology Solutions Corp., Class A(1)	2,397	177,498
Computer Sciences Corp.	1,247	49,942
F5 Networks, Inc.(1)	632	61,399
Google, Inc., Class A(1)(2)	2,133	1,513,086
Intuit, Inc.	2,207	131,317
Microsoft Corp.(2)	60,512	1,617,486
Oracle Corp.	30,085	1,002,432
Red Hat, Inc.(1)	1,548	81,982
SAIC, Inc.	2,262	25,606
Salesforce.com, Inc.(1)	1,025	172,302
Symantec Corp.(1)	5,650	106,277

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Computer Services, Software & Systems (continued)
Teradata Corp.(1)	1,353	$83,737
VeriSign, Inc.(1)	1,256	48,758
Yahoo! Inc.(1)	8,366	166,483

		5,715,001
Computer Technology – 6.3%
Apple, Inc.(2)	7,539	4,018,513
Dell, Inc.	11,674	118,258
EMC Corp.(1)	16,839	426,027
Hewlett-Packard Co.	15,770	224,722
International Business Machines Corp.(2)	8,494	1,627,026
NetApp, Inc.(1)	2,909	97,597
NVIDIA Corp.	4,964	61,007
SanDisk Corp.(1)	1,933	84,201
Western Digital Corp.	1,785	75,845

		6,733,196
Consumer Electronics – 0.1%
Garmin Ltd.	794	32,411
Harman International Industries, Inc.	540	24,106

		56,517
Consumer Lending – 0.1%
SLM Corp.	3,744	64,135

		64,135
Consumer Services: Miscellaneous – 0.5%
eBay, Inc.(1)	9,296	474,282
H & R Block, Inc.	2,208	41,002

		515,284
Containers & Packaging – 0.2%
Ball Corp.	1,242	55,580
Bemis Co., Inc.	874	29,244
MeadWestvaco Corp.	1,391	44,331
Owens-Illinois, Inc.(1)	1,327	28,225
Sealed Air Corp.	1,396	24,444

		181,824
Copper – 0.2%
Freeport-McMoran Copper & Gold, Inc.	7,619	260,570

		260,570
Cosmetics – 0.2%
Avon Products, Inc.	3,466	49,772
The Estee Lauder Companies, Inc., Class A	1,926	115,290

		165,062

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Diversified Financial Services – 3.3%
Ameriprise Financial, Inc.	1,684	$105,469
Bank of New York Mellon Corp.	9,481	243,662
Capital One Financial Corp.	4,659	269,896
Citigroup, Inc.	23,518	930,372
JPMorgan Chase & Co.(2)	30,455	1,339,106
Leucadia National Corp.	1,587	37,755
Morgan Stanley	11,094	212,117
The Goldman Sachs Group, Inc.	3,499	446,332

		3,584,709
Diversified Manufacturing Operations – 3.3%
3M Co.	5,102	473,721
Danaher Corp.	4,691	262,227
Dover Corp.	1,473	96,791
Eaton Corp. PLC	3,696	200,323
General Electric Co.(2)	83,969	1,762,509
Honeywell International, Inc.	6,260	397,322
Illinois Tool Works, Inc.	3,457	210,220
Ingersoll-Rand PLC	2,301	110,356

		3,513,469
Diversified Media – 0.8%
Discovery Communications, Inc., Class A(1)	1,885	119,660
News Corp., Class A	16,314	416,660
Time Warner, Inc.	7,609	363,938

		900,258
Diversified Retail – 2.6%
Amazon.com, Inc.(1)	2,900	728,306
Big Lots, Inc.(1)	471	13,405
Costco Wholesale Corp.	3,469	342,633
Dollar General Corp.(1)	2,047	90,252
Dollar Tree, Inc.(1)	1,847	74,914
Family Dollar Stores, Inc.	768	48,699
J.C. Penney Co., Inc.	1,142	22,509
Kohl’s Corp.	1,748	75,129
Macy’s, Inc.	3,229	125,996
Nordstrom, Inc.	1,214	64,949
Target Corp.	5,260	311,234
Wal-Mart Stores, Inc.	13,474	919,331

		2,817,357
Drug & Grocery Store Chains – 0.9%
CVS Caremark Corp.	9,983	482,678
Safeway, Inc.	1,933	34,968

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Drug & Grocery Store Chains (continued)
The Kroger Co.	4,020	$104,600
Walgreen Co.	6,852	253,593
Whole Foods Market, Inc.	1,377	125,761

		1,001,600
Education Services – 0.0%
Apollo Group, Inc., Class A(1)	811	16,966

		16,966
Electronic Components – 0.2%
Amphenol Corp., Class A	1,290	83,463
Corning, Inc.	11,982	151,213
Molex, Inc.	1,108	30,281

		264,957
Electronic Entertainment – 0.0%
Electronic Arts, Inc.(1)	2,550	37,051

		37,051
Energy Equipment – 0.0%
First Solar, Inc.(1)	471	14,544

		14,544
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,337	78,535
Jacobs Engineering Group, Inc.(1)	1,027	43,719
Quanta Services, Inc.(1)	1,705	46,530

		168,784
Entertainment – 0.8%
The Walt Disney Co.	14,157	704,877
Viacom, Inc., Class B	3,645	192,237

		897,114
Environmental, Maintenance, And Security Services – 0.1%
Cintas Corp.	862	35,256
Stericycle, Inc.(1)	679	63,330

		98,586
Fertilizers – 0.6%
CF Industries Holdings, Inc.	495	100,564
Monsanto Co.	4,271	404,250
The Mosaic Co.	2,214	125,379

		630,193
Financial Data & Systems – 1.9%
American Express Co.	7,737	444,723
Discover Financial Services	4,129	159,173
Equifax, Inc.	959	51,901

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Financial Data & Systems (continued)
Fidelity National Information Services, Inc.	2,015	$70,142
Fiserv, Inc.(1)	1,085	85,747
MasterCard, Inc., Class A	860	422,501
Moody’s Corp.	1,548	77,895
The Dun & Bradstreet Corp.	363	28,550
Total System Services, Inc.	1,290	27,632
Visa, Inc., Class A	4,189	634,969
Western Union Co.	4,862	66,172

		2,069,405
Foods – 1.7%
Campbell Soup Co.	1,401	48,881
ConAgra Foods, Inc.	3,271	96,494
Dean Foods Co.(1)	1,484	24,501
General Mills, Inc.	5,158	208,435
H.J. Heinz Co.	2,548	146,969
Hormel Foods Corp.	1,055	32,927
Kellogg Co.	1,970	110,024
Kraft Foods Group, Inc.	4,809	218,665
McCormick & Co., Inc.	1,068	67,850
Mead Johnson Nutrition Co.	1,635	107,730
Mondelez International, Inc., Class A	14,210	361,929
Sysco Corp.	4,668	147,789
The Hershey Co.	1,215	87,747
The JM Smucker Co.	890	76,754
Tyson Foods, Inc., Class A	2,321	45,027

		1,781,722
Fruit & Grain Processing – 0.1%
Archer-Daniels-Midland Co.	5,268	144,291

		144,291
Gas Pipeline – 0.4%
EQT Corp.	1,200	70,776
Kinder Morgan, Inc.	5,083	179,582
Spectra Energy Corp.	5,226	143,088

		393,446
Gold – 0.2%
Newmont Mining Corp.	3,978	184,738

		184,738
Health Care Facilities – 0.1%
DaVita HealthCare Partners, Inc.(1)	683	75,492
Tenet Healthcare Corp.(1)	829	26,918

		102,410

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Health Care Management Services – 0.9%
Aetna, Inc.	2,687	$124,408
CIGNA Corp.	2,293	122,584
Coventry Health Care, Inc.	1,071	48,013
Humana, Inc.	1,297	89,013
UnitedHealth Group, Inc.	8,149	442,002
WellPoint, Inc.	2,407	146,634

		972,654
Health Care Services – 0.6%
Cerner Corp.(1)	1,167	90,606
Express Scripts Holding Co.(1)	6,499	350,946
McKesson Corp.	1,895	183,739

		625,291
Home Building – 0.1%
D.R. Horton, Inc.	2,225	44,011
Lennar Corp., Class A	1,305	50,464
Pulte Group, Inc.(1)	2,705	49,123

		143,598
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	2,021	75,323
Starwood Hotels & Resorts Worldwide, Inc.	1,574	90,285
Wyndham Worldwide Corp.	1,142	60,766
Wynn Resorts Ltd.	638	71,768

		298,142
Household Appliances – 0.1%
Whirlpool Corp.	622	63,288

		63,288
Household Equipment & Products – 0.1%
Newell Rubbermaid, Inc.	2,317	51,600
Snap-On, Inc.	467	36,888

		88,488
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,104	30,051

		30,051
Insurance: Life – 0.6%
Aflac, Inc.	3,757	199,572
Lincoln National Corp.	2,237	57,938
Principal Financial Group, Inc.	2,213	63,115
Prudential Financial, Inc.	3,749	199,934
Torchmark Corp.	767	39,631
Unum Group	2,243	46,699

		606,889

20	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Insurance: Multi-Line – 2.3%
American International Group, Inc.(1)	11,787	$416,081
Aon PLC	2,582	143,559
Assurant, Inc.	648	22,486
Berkshire Hathaway, Inc., Class B(1)	14,588	1,308,544
Genworth Financial, Inc., Class A(1)	3,951	29,672
Loews Corp.	2,493	101,590
Marsh & McLennan Companies, Inc.	4,365	150,461
MetLife, Inc.	8,526	280,846
The Hartford Financial Services Group, Inc.	3,457	77,575

		2,530,814
Insurance: Property-Casualty – 0.9%
ACE Ltd.	2,726	217,535
Cincinnati Financial Corp.	1,165	45,621
The Allstate Corp.	3,885	156,060
The Chubb Corp.	2,124	159,980
The Progressive Corp.	4,495	94,844
The Travelers Companies, Inc.	3,085	221,565
XL Group PLC	2,449	61,372

		956,977
Leisure Time – 0.4%
Carnival Corp.	3,573	131,379
Expedia, Inc.	750	46,087
Priceline.com, Inc.(1)	399	247,859
TripAdvisor, Inc.(1)	881	36,967

		462,292
Luxury Items – 0.1%
Fossil, Inc.(1)	432	40,219
Tiffany & Co.	955	54,760

		94,979
Machinery: Agricultural – 0.3%
Deere & Co.	3,143	271,618

		271,618
Machinery: Construction & Handling – 0.4%
Caterpillar, Inc.	5,240	469,399

		469,399
Machinery: Engines – 0.1%
Cummins, Inc.	1,422	154,074

		154,074
Machinery: Industrial – 0.1%
Joy Global, Inc.	847	54,022

		54,022

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	21

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Machinery: Tools – 0.1%
Stanley Black & Decker, Inc.	1,349	$99,786

		99,786
Medical & Dental Instruments & Supplies – 0.7%
Becton, Dickinson and Co.	1,583	123,775
Boston Scientific Corp.(1)	11,294	64,715
C.R. Bard, Inc.	622	60,794
DENTSPLY International, Inc.	1,145	45,354
Edwards Lifesciences Corp.(1)	926	83,498
Patterson Companies, Inc.	667	22,831
St. Jude Medical, Inc.	2,529	91,398
Stryker Corp.	2,309	126,579
Zimmer Holdings, Inc.	1,402	93,457

		712,401
Medical Equipment – 1.0%
CareFusion Corp.(1)	1,758	50,244
Covidien PLC	3,759	217,045
Intuitive Surgical, Inc.(1)	314	153,976
Medtronic, Inc.	8,174	335,297
PerkinElmer, Inc.	914	29,010
Thermo Fisher Scientific, Inc.	2,936	187,258
Varian Medical Systems, Inc.(1)	892	62,654

		1,035,484
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	760	65,831
Quest Diagnostics, Inc.	1,272	74,120

		139,951
Metal Fabricating – 0.3%
Fastenal Co.	2,156	100,663
Precision Castparts Corp.	1,159	219,538

		320,201
Metals & Minerals: Diversified – 0.0%
Cliffs Natural Resources, Inc.	1,142	44,036

		44,036
Office Supplies & Equipment – 0.1%
Avery Dennison Corp.	804	28,076
Pitney Bowes, Inc.	1,613	17,162
Xerox Corp.	10,417	71,044

		116,282
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	559	37,990

		37,990

22	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Oil Well Equipment & Services – 1.7%
Baker Hughes, Inc.	3,527	$144,043
Cameron International Corp.(1)	1,968	111,113
Ensco PLC, Class A	1,865	110,557
FMC Technologies, Inc.(1)	1,909	81,762
Halliburton Co.	7,428	257,677
Helmerich & Payne, Inc.	849	47,553
Nabors Industries Ltd.(1)	2,330	33,669
National Oilwell Varco, Inc.	3,420	233,757
Noble Corp.	2,023	70,441
Rowan Companies PLC(1)	984	30,770
Schlumberger Ltd.	10,635	736,899

		1,858,241
Oil: Crude Producers – 2.0%
Anadarko Petroleum Corp.	4,006	297,686
Apache Corp.	3,139	246,411
Cabot Oil & Gas Corp.	1,678	83,464
Chesapeake Energy Corp.	4,164	69,206
Denbury Resources, Inc.(1)	3,141	50,884
Devon Energy Corp.	3,016	156,953
EOG Resources, Inc.	2,164	261,389
Newfield Exploration Co.(1)	1,086	29,083
Noble Energy, Inc.	1,424	144,878
Occidental Petroleum Corp.	6,491	497,275
Pioneer Natural Resources Co.	987	105,204
QEP Resources, Inc.	1,421	43,014
Range Resources Corp.	1,297	81,490
Southwestern Energy Co.(1)	2,787	93,114
WPX Energy, Inc.(1)	1,577	23,466

		2,183,517
Oil: Integrated – 5.6%
Chevron Corp.(2)	15,739	1,702,015
ConocoPhillips	9,730	564,243
Exxon Mobil Corp.(2)	36,544	3,162,883
Hess Corp.	2,381	126,098
Marathon Oil Corp.	5,650	173,229
Murphy Oil Corp.	1,481	88,194
Williams Companies, Inc.	5,403	176,894

		5,993,556
Oil: Refining And Marketing – 0.6%
Marathon Petroleum Corp.	2,712	170,856
Phillips 66	5,025	266,827

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	23

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Oil: Refining And Marketing (continued)
Tesoro Corp.	1,121	$49,380
Valero Energy Corp.	4,421	150,845

		637,908
Paints & Coatings – 0.3%
PPG Industries, Inc.	1,224	165,668
The Sherwin-Williams Co.	683	105,059

		270,727
Paper – 0.1%
International Paper Co.	3,503	139,560

		139,560
Personal Care – 2.0%
Clorox Co.	1,030	75,417
Colgate-Palmolive Co.	3,568	372,999
Kimberly-Clark Corp.	3,163	267,052
The Procter & Gamble Co.(2)	21,906	1,487,198

		2,202,666
Pharmaceuticals – 6.4%
Abbott Laboratories	12,579	823,924
Allergan, Inc.	2,484	227,857
AmerisourceBergen Corp.	1,828	78,933
Bristol-Myers Squibb Co.	13,130	427,907
Cardinal Health, Inc.	2,765	113,863
Eli Lilly & Co.	8,181	403,487
Forest Laboratories, Inc.(1)	1,863	65,801
Gilead Sciences, Inc.(1)	6,066	445,548
Hospira, Inc.(1)	1,324	41,362
Johnson & Johnson(2)	22,162	1,553,556
Merck & Co., Inc.	24,417	999,632
Mylan, Inc.(1)	3,266	89,750
Perrigo Co.	699	72,717
Pfizer, Inc.(2)	59,029	1,480,447
Watson Pharmaceuticals, Inc.(1)	1,024	88,064

		6,912,848
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	472	95,519

		95,519
Production Technology Equipment – 0.2%
Applied Materials, Inc.	9,396	107,490
KLA-Tencor Corp.	1,339	63,951
Lam Research Corp.(1)	1,465	52,931

24	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Production Technology Equipment (continued)
Teradyne, Inc.(1)	1,515	$25,588

		249,960
Publishing – 0.2%
Gannett Co., Inc.	1,848	33,282
The McGraw-Hill Companies, Inc.	2,253	123,172
The Washington Post Co., Class B	34	12,417

		168,871
Radio & TV Broadcasters – 0.2%
CBS Corp., Class B	4,774	181,651

		181,651
Railroads – 0.7%
CSX Corp.	8,308	163,917
Norfolk Southern Corp.	2,571	158,991
Union Pacific Corp.	3,796	477,233

		800,141
Real Estate – 0.0%
CBRE Group, Inc.(1)	2,410	47,959

		47,959
Real Estate Investment Trusts – 2.1%
American Tower Corp.	3,172	245,101
Apartment Investment & Management Co., Class A	1,159	31,363
AvalonBay Communities, Inc.	914	123,929
Boston Properties, Inc.	1,211	128,136
Equity Residential	2,552	144,622
HCP, Inc.	3,616	163,371
Health Care REIT, Inc.	2,046	125,399
Host Hotels & Resorts, Inc.	5,784	90,635
Kimco Realty Corp.	3,284	63,447
Plum Creek Timber Co., Inc.	1,289	57,193
ProLogis, Inc.	3,692	134,721
Public Storage, Inc.	1,154	167,284
Simon Property Group, Inc.	2,482	392,379
Ventas, Inc.	2,364	152,998
Vornado Realty Trust	1,355	108,508
Weyerhaeuser Co.	4,309	119,876

		2,248,962
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,827	89,231

		89,231

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	25

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Restaurants – 1.3%
Chipotle Mexican Grill, Inc.(1)	251	$74,663
Darden Restaurants, Inc.	1,025	46,197
McDonald’s Corp.	8,083	713,001
Starbucks Corp.	5,909	316,841
Yum! Brands, Inc.	3,656	242,758

		1,393,460
Scientific Instruments: Control & Filter – 0.6%
ADT Corp.	1,859	86,425
Flowserve Corp.	410	60,188
Pall Corp.	935	56,343
Parker Hannifin Corp.	1,198	101,902
Rockwell Automation, Inc.	1,132	95,077
Roper Industries, Inc.	786	87,623
Tyco International Ltd.	3,681	107,669
Waters Corp.(1)	696	60,636

		655,863
Scientific Instruments: Electrical – 0.3%
Emerson Electric Co.	5,853	309,975

		309,975
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.	2,798	114,550

		114,550
Scientific Instruments: Pollution Control – 0.3%
Pentair Ltd.	1,682	82,670
Republic Services, Inc.	2,402	70,451
Waste Management, Inc.	3,468	117,010
Xylem, Inc.	1,487	40,298

		310,429
Securities Brokerage & Services – 0.4%
CME Group, Inc.	2,449	124,189
E*TRADE Financial Corp.(1)	2,048	18,330
IntercontinentalExchange, Inc.(1)	569	70,448
NYSE Euronext	1,954	61,629
The Charles Schwab Corp.	8,759	125,779
The NASDAQ OMX Group, Inc.	960	24,009

		424,384
Semiconductors & Components – 1.6%
Advanced Micro Devices, Inc.(1)	4,804	11,530
Altera Corp.	2,567	88,407
Analog Devices, Inc.	2,397	100,818
Broadcom Corp., Class A(1)	4,138	137,423

26	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Semiconductors & Components (continued)
Intel Corp.	39,751	$820,063
Linear Technology Corp.	1,825	62,598
LSI Corp.(1)	4,476	31,690
Microchip Technology, Inc.	1,530	49,863
Micron Technology, Inc.(1)	8,165	51,848
Texas Instruments, Inc.	9,110	281,863
Xilinx, Inc.	2,115	75,928

		1,712,031
Specialty Retail – 2.1%
Abercrombie & Fitch Co., Class A	663	31,804
AutoNation, Inc.(1)	305	12,109
AutoZone, Inc.(1)	296	104,911
Bed, Bath & Beyond, Inc.(1)	1,860	103,993
Best Buy Co., Inc.	2,128	25,217
CarMax, Inc.(1)	1,827	68,586
GameStop Corp., Class A	993	24,914
Limited Brands, Inc.	1,911	89,932
Lowe’s Companies, Inc.	8,920	316,838
Netflix, Inc.(1)	445	41,287
O’Reilly Automotive, Inc.(1)	952	85,128
PetSmart, Inc.	865	59,114
Ross Stores, Inc.	1,796	97,253
Staples, Inc.	5,465	62,301
The Gap, Inc.	2,392	74,248
The Home Depot, Inc.	11,925	737,561
The TJX Companies, Inc.	5,899	250,413
Urban Outfitters, Inc.(1)	862	33,928

		2,219,537
Steel – 0.2%
Allegheny Technologies, Inc.	863	26,201
Nucor Corp.	2,547	109,979
United States Steel Corp.	1,153	27,522

		163,702
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,499	28,916

		28,916
Telecommunications Equipment – 0.3%
Crown Castle International Corp.(1)	2,349	169,504
Motorola Solutions, Inc.	2,282	127,062

		296,566

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	27

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Textiles, Apparel & Shoes – 0.6%
Coach, Inc.	2,282	$126,674
NIKE, Inc., Class B	5,898	304,337
Ralph Lauren Corp.	484	72,561
VF Corp.	705	106,434

		610,006
Tobacco – 1.7%
Altria Group, Inc.	16,302	512,209
Lorillard, Inc.	1,054	122,970
Philip Morris International, Inc.	13,358	1,117,263
Reynolds American, Inc.	2,646	109,624

		1,862,066
Toys – 0.1%
Hasbro, Inc.	923	33,136
Mattel, Inc.	2,744	100,485

		133,621
Transportation Miscellaneous – 0.4%
Expeditors International of Washington, Inc.	1,679	66,404
United Parcel Service, Inc., Class B	5,649	416,501

		482,905
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,293	81,743

		81,743
Utilities: Electrical – 2.9%
Ameren Corp.	1,927	59,197
American Electric Power, Inc.	3,877	165,470
CMS Energy Corp.	2,143	52,246
Consolidated Edison, Inc.	2,340	129,964
Dominion Resources, Inc.	4,551	235,742
DTE Energy Co.	1,372	82,389
Duke Energy Corp.	5,631	359,258
Edison International	2,602	117,584
Entergy Corp.	1,410	89,887
Exelon Corp.	6,855	203,868
FirstEnergy Corp.	3,362	140,397
NextEra Energy, Inc.	3,395	234,900
Northeast Utilities	2,500	97,700
NRG Energy, Inc.	2,573	59,153
Pepco Holdings, Inc.	1,812	35,533
PG&E Corp.	3,406	136,853
Pinnacle West Capital Corp.	865	44,098
PPL Corp.	4,598	131,641

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2012	Shares	Value
Utilities: Electrical (continued)
Public Service Enterprise Group, Inc.	4,101	$125,491
SCANA Corp.	1,050	47,922
Southern Co.	6,996	299,499
TECO Energy, Inc.	1,693	28,375
The AES Corp.	4,980	53,286
Wisconsin Energy Corp.	1,847	68,062
Xcel Energy, Inc.	3,910	104,436

		3,102,951
Utilities: Gas Distributors – 0.3%
AGL Resources, Inc.	918	36,692
CenterPoint Energy, Inc.	3,508	67,529
NiSource, Inc.	2,298	57,197
ONEOK, Inc.	1,649	70,495
Sempra Energy	1,809	128,331

		360,244
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	634	33,107

		33,107
Utilities: Telecommunications – 2.7%
AT&T, Inc.(2)	45,504	1,533,940
CenturyLink, Inc.	5,007	195,874
Frontier Communications Corp.	7,995	34,218
MetroPCS Communications, Inc.(1)	2,539	25,238
Sprint Nextel Corp.(1)	24,060	136,420
Verizon Communications, Inc.	22,842	988,373
Windstream Corp.	4,749	39,322

		2,953,385
Total Common Stocks (Cost $94,971,248)		102,123,355

	Principal Amount	Value
U.S. Government Securities – 0.3%
U.S. Treasury Bills
0.08% due 2/14/2013	$200,000	199,981
0.102% due 6/13/2013(2)	100,000	99,954
0.105% due 6/13/2013(2)	25,000	24,988
U.S. Treasury Note
3.125% due 5/15/2019(2)	10,000	11,325
Total U.S. Government Securities (Cost $334,634)		336,248

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 5.2%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $5,559,003, due 1/2/2013(3)	$5,559,000	$5,559,000
Total Repurchase Agreements (Cost $5,559,000)		5,559,000
Total Investments - 100.4% (Cost $100,864,882)		108,018,603
Other Liabilities, Net - (0.4)%		(390,649)
Total Net Assets - 100.0%		$107,627,954

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	2.00%	1/30/2023	$5,674,215

The table below presents futures contracts as of December 31, 2012.

Description	Counterparty	Number of Contracts	Expiration	Notional Value (000s)	Unrealized Appreciation
Purchased Futures Contracts

E-mini S&P 500 Futures	Goldman Sachs & Co.	81	3/15/2013	$5,751	$3,622

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$102,123,355	$—	$—	$102,123,355

U.S. Government Securities	—	336,248	—	336,248

Repurchase Agreements	—	5,559,000	—	5,559,000

Other Financial Instruments:
Financial Futures Contracts	3,622	—	—	3,622

Total	$102,126,977	$5,895,248	$—	$108,022,225

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of December 31, 2012	RS S&P 500 Index
Assets
Investments, at value	$108,018,603
Cash and cash equivalents	595
Receivable for investments sold	406,214
Receivable for fund shares subscribed	222,856
Receivable for variation margin	138,748
Dividends/interest receivable	112,839
Due from distributor	7,618

Total Assets	108,907,473

Liabilities
Payable for fund shares redeemed	749,605
Payable for investments purchased	414,444
Payable to adviser	22,719
Accrued trustees’ fees	1,054
Accrued expenses/other liabilities	91,697

Total Liabilities	1,279,519

Total Net Assets	$107,627,954

Net Assets Consist of:
Paid-in capital	$106,351,652
Accumulated net realized loss from investments and futures contracts	(5,881,041)
Net unrealized appreciation on investments and futures contracts	7,157,343

Total Net Assets	$107,627,954

Investments, at Cost	$100,864,882

Pricing of Shares
Net Assets:
Class A	$81,921,901
Class C	6,722,890
Class K	18,983,163
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	8,468,242
Class C	695,129
Class K	1,963,772
Net Asset Value Per Share:
Class A	$9.67
Class C	9.67
Class K	9.67
Sales Charge Class A (Load)	3.00%
Maximum Offering Price Per Class A Share	$9.97

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

FINANCIAL INFORMATION

Statement of Operations For the Year Ended December 31, 2012	RS S&P 500 Index
Investment Income
Dividends	$2,149,081
Interest	1,149
Withholding taxes on foreign dividends	(1,284)

Total Investment Income	2,148,946

Expenses
Distribution fees	376,540
Investment advisory fees	240,675
Transfer agent fees	174,498
Custodian fees	77,641
Registration fees	61,293
Shareholder reports	32,777
Professional fees	32,368
Administrative service fees	12,101
Trustees’ fees	4,628
Other expenses	14,831

Total Expenses	1,027,352

Less: Fee waiver/expense reimbursement by distributor	(525,664)

Total Expenses, Net	501,688

Net Investment Income	1,647,258

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	2,746,782
Net realized gain from futures contracts	556,772
Net change in unrealized appreciation/depreciation on investments	8,248,342
Net change in unrealized appreciation/depreciation on futures contracts	(67,608)

Net Gain on Investments and Futures Contracts	11,484,288

Net Increase in Net Assets Resulting from Operations	$13,131,546

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS S&P 500 Index

	For the Year Ended 12/31/12	For the Year Ended 12/31/11
Operations
Net investment income	$1,647,258	$1,134,668
Net realized gain from investments and futures contracts	3,303,554	2,407,811
Net change in unrealized appreciation/depreciation on investments and futures contracts	8,180,734	(1,851,668)

Net Increase in Net Assets Resulting from Operations	13,131,546	1,690,811

Distributions to Shareholders
Net investment income
Class A	(1,359,618)	(865,059)
Class B*	—	(3,351)
Class C	(48,985)	(69,631)
Class K	(235,549)	(186,488)

Total Distributions	(1,644,152)	(1,124,529)

Capital Share Transactions
Proceeds from sales of shares	54,604,338	17,996,371
Reinvestment of distributions	1,571,626	1,057,388
Cost of shares redeemed	(35,536,836)	(22,595,351)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	20,639,128	(3,541,592)

Net Increase/(Decrease) in Net Assets	32,126,522	(2,975,310)

Net Assets
Beginning of year	75,501,432	78,476,742

End of year	$107,627,954	$75,501,432

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$1,473

Other Information:
Shares
Sold	5,844,897	2,115,306
Reinvested	163,371	128,637
Redeemed	(3,752,943)	(2,592,067)

Net Increase/(Decrease)	2,255,325	(348,124)

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS S&P 500 Index Fund
Class A
Year Ended 12/31/12	$8.51	$0.18	[1]	$1.14	$1.32	$(0.16)	$—
Year Ended 12/31/11	8.51	0.14	[1]	0.01	0.15	(0.15)	—
Year Ended 12/31/10	7.55	0.13	[1]	0.98	1.11	(0.15)	—
Year Ended 12/31/09	6.07	0.13		1.46	1.59	(0.11)	—
Year Ended 12/31/08	10.03	0.24		(3.98)	(3.74)	(0.22)	—

Class C
Year Ended 12/31/12	$8.49	$0.10	[1]	$1.15	$1.25	$(0.07)	$—
Year Ended 12/31/11	8.49	0.08	[1]	—	0.08	(0.08)	—
Year Ended 12/31/10	7.50	0.06	[1]	0.99	1.05	(0.06)	—
Year Ended 12/31/09	6.06	0.09		1.44	1.53	(0.09)	—
Year Ended 12/31/08	9.99	0.09		(3.85)	(3.76)	(0.17)	—

Class K
Year Ended 12/31/12	$8.50	$0.14	[1]	$1.15	$1.29	$(0.12)	$—
Year Ended 12/31/11	8.49	0.11	[1]	—	0.11	(0.10)	—
Year Ended 12/31/10	7.52	0.09	[1]	0.98	1.07	(0.10)	—
Year Ended 12/31/09	6.06	0.11		1.45	1.56	(0.10)	—
Year Ended 12/31/08	10.02	0.12		(3.88)	(3.76)	(0.20)	—

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.16)	$9.67	15.56%	$81,922	0.38%	0.93%	1.86%	1.31%	10%
(0.15)	8.51	1.79%	51,776	0.38%	0.91%	1.64%	1.11%	6%
(0.15)	8.51	14.75%	53,810	0.38%	0.92%	1.64%	1.10%	5%
(0.11)	7.55	26.30%	56,619	0.38%	1.00%	1.90%	1.28%	9%
(0.22)	6.07	(37.25)%	48,363	0.49%	0.74%	1.79%	1.54%	5%

$(0.07)	$9.67	14.67%	$6,723	1.13%	1.69%	1.08%	0.52%	10%
(0.08)	8.49	1.00%	7,314	1.13%	1.69%	0.90%	0.34%	6%
(0.06)	8.49	14.01%	7,157	1.13%	1.64%	0.81%	0.30%	5%
(0.09)	7.50	25.21%	12,659	1.13%	1.66%	1.11%	0.58%	9%
(0.17)	6.06	(37.63)%	6,730	1.24%	1.56%	1.07%	0.75%	5%

$(0.12)	$9.67	15.21%	$18,983	0.78%	1.32%	1.44%	0.90%	10%
(0.10)	8.50	1.34%	15,283	0.78%	1.44%	1.24%	0.58%	6%
(0.10)	8.49	14.26%	15,635	0.78%	1.42%	1.18%	0.54%	5%
(0.10)	7.52	25.78%	22,743	0.78%	1.40%	1.46%	0.84%	9%
(0.20)	6.06	(37.48)%	12,806	0.89%	1.14%	1.41%	1.16%	5%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Calculated based on the average shares outstanding during the period.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2012

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, C and K shares. Prior to February 17, 2012, the Fund also offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares were converted into Class A shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Fund has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts are valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

36	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

www.RSinvestments.com	37

NOTES TO FINANCIAL STATEMENTS

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

38	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance

www.RSinvestments.com	39

NOTES TO FINANCIAL STATEMENTS

Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Expense Limitation
Class A	Class B*	Class C	Class K
0.38%	1.13%	1.13%	0.78%
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund.

40	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

	Annual Rate	Distribution Fees
Class A	0.25%	$174,417
Class B*	1.00%	1,442
Class C	1.00%	83,851
Class K	0.65%	116,830
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the year ended December 31, 2012, PAS informed the Trust it received $2,419,172 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $3,393.

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2012, GIS received CDSL charges of $3,446.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, was as follows:

Ordinary Income
2012	$1,644,152
2011	1,124,529

www.RSinvestments.com	41

NOTES TO FINANCIAL STATEMENTS

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(359)	$(4,579)	$4,938

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Fund utilized capital loss carryovers of $3,633,079. Capital loss carryovers available to the Fund at December 31, 2012 were $4,941,679 expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, was $101,800,623. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2012, aggregated $21,394,151 and $(15,176,171), respectively, resulting in net unrealized appreciation of $6,217,980.

42	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Fund were as follows:

Transactions in Capital Shares

RS S&P 500 Index Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,895,498	$45,738,227	1,205,245	$10,253,410
Shares from conversion of Class B shares*	118,075	1,090,184	—	—
Shares reinvested	135,827	1,306,652	99,922	821,357
Shares redeemed	(2,765,779)	(26,184,734)	(1,542,001)	(13,507,172)

Net increase/(decrease)	2,383,621	$21,950,329	(236,834)	$(2,432,405)

Class B
Shares sold	828	$7,462	10,514	$96,372
Shares converted to Class A shares*	(113,787)	(1,090,184)	—	—
Shares reinvested	—	—	334	2,852
Shares redeemed	(14,667)	(134,674)	(96,793)	(873,953)

Net decrease	(127,626)	$(1,217,396)	(85,945)	$(774,729)

Class C
Shares sold	286,312	$2,654,875	224,729	$1,922,246
Shares reinvested	3,059	29,425	5,694	46,691
Shares redeemed	(456,218)	(4,330,829)	(211,942)	(1,796,377)

Net increase/(decrease)	(166,847)	$(1,646,529)	18,481	$172,560

Class K
Shares sold	544,184	$5,113,590	674,818	$5,724,343
Shares reinvested	24,485	235,549	22,687	186,488
Shares redeemed	(402,492)	(3,796,415)	(741,331)	(6,417,849)

Net increase/(decrease)	166,177	$1,552,724	(43,826)	$(507,018)

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.

www.RSinvestments.com	43

NOTES TO FINANCIAL STATEMENTS

b. Shareholder Concentration As of December 31, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of the Fund is summarized in the following table:

Number of Shareholders	Percentage of Net Assets
1	6.85%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $27,573,881 and $8,761,307, respectively, for the year ended December 31, 2012.

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2012.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on investments and futures contracts*	$3,622
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2012.

Derivative Instrument Type	Location of Gain(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$556,772
	Net change in unrealized appreciation/depreciation on futures contracts	(67,608)

The Fund held an average daily notional value of $3,118,000 E-mini S&P 500 Futures Contracts for the year ended December 31, 2012.

The Fund entered into financial futures contracts as a substitute for the purchase or sale of securities or when there was significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements

44	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the year ended December 31, 2012, the Fund did not borrow from the facility.

Note 7 Review for Subsequent Events

The Board of Trustees of the Trust has approved a plan of liquidation of the Fund. The Fund is expected to cease operations on or around March 8, 2013, and make a liquidating distribution in cash on or shortly thereafter.

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no other material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

www.RSinvestments.com	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index Fund (one of the portfolios constituting RS Investment Trust, and hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 7, the Board of Trustees approved and authorized a plan of liquidation of the Fund. The Fund is expected to cease operations on or around March 8, 2013.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

46	www.RSinvestments.com

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2012 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS S&P 500 Index Fund	100%

Dividend Received Deduction:

RS S&P 500 Index Fund	100%

www.RSinvestments.com	47

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

48	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the

www.RSinvestments.com	49

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

50	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS

www.RSinvestments.com	51

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•

RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

52	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

www.RSinvestments.com	53

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007– September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	34	None

54	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009– December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A

www.RSinvestments.com	55

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

56	www.RSinvestments.com

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015642 (12/12)

2012 Annual Report

All data as of December 31, 2012

RS Fixed Income Funds

Class A, C, K, and Y Shares

•	RS Investment Quality Bond Fund

•	RS Low Duration Bond Fund

•	RS High Yield Fund

•	RS Tax-Exempt Fund

•	RS High Income Municipal Bond Fund

•	RS Floating Rate Fund

•	RS Strategic Income Fund

•	RS Money Market Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund*	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund*
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

We’ve made outstanding progress toward the objectives we set out early in the year. This includes expanding the number of investment solutions we offer, continuing to produce competitive performance, and strengthening the firm’s operational, risk, and compliance capabilities.

1. New emerging markets capacity

In November we added 11 experienced emerging markets investment professionals to our roster. The team will assume management of the RS Emerging Markets Fund and the RS Greater China Fund in March 2013, adding critical capacity to high-demand strategies and expanding our footprint across the globe. This high-caliber group brings an investment philosophy, experience, and client focus that complement our dedicated investment management approach.

2. Competitive performance

We’re equally proud of the performance RS Funds produced in 2012. Overall, long-term performance remains strong across most of the RS Funds family — a testament to the firm’s talented analysts and portfolio managers.

3. Operational excellence

Risk management and operational best practices have always been a primary focus at RS Investments. We continue to refine our operational, risk management, and compliance platforms to ensure our investment professionals are supported by a robust platform that can also streamline how we add investment strategies in the future.

Looking beyond 2013

I don’t see any slowdown in how quickly our industry is changing. The pressure to consistently and effectively deliver to our clients is relentless. To answer this challenge, we’re putting ourselves in a strong position to take advantage of industry and macro trends by designing a clear roadmap for the future. We’re looking at prospective product needs, reviewing our distribution methods, streamlining and enhancing our performance tracking, and making sure we have the right organizational structure to deliver investment solutions to you, our shareholders.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with RS. Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS INVESTMENT QUALITY BOND FUND

RS Investment Quality Bond Fund Commentary

Highlights

•	During a year in which yield-hungry investors favored riskier investments, non-Treasury fixed income investments outperformed Treasury securities with similar durations.

•	RS Investment Quality Bond Fund (the “Fund”) delivered a positive return for the 12 months ended December 31, 2012, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”).

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and Fed action in the third, the yield on the 10-year Treasury bond fell to record lows over the summer, priming investors to seek out higher yields. Investor preference for riskier assets moderated somewhat in the fourth quarter as the focus shifted to the prospect of continued partisan gridlock in Washington, D.C.

For the year as a whole, non-Treasury fixed income sectors, including corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) generally outperformed Treasury securities with similar durations.

Fund Performance Overview

For the 12 months ended December 31, 2012, the Fund (Class A Shares) returned 5.85%, outperforming a 4.21% return by the Index.

The Fund’s relative performance benefited from its overweight positions in non-Treasury segments of the fixed income market, notably investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and non-Agency MBS.

In the CMBS sector, the Fund continued to emphasize seasoned bonds backed by credit enhancements that we believed could help insulate them from any deterioration in market fundamentals. This higher-quality focus caused security selection in CMBS to detract from relative performance, but the detraction was outweighed by positive sector selection. At year-end, the Fund held about a 17% weighting in CMBS, well above the Index weighting.

4	www.RSinvestments.com

RS INVESTMENT QUALITY BOND FUND

The Fund’s overweight position in corporate bonds relative to the Index contributed positively to relative returns for the 12-month period. Nonetheless, in the first half of the year, we sold corporate bonds that we believed had significant exposure to the euro zone or its peripheral countries. We also scaled back our exposure to financials in the second quarter. By year-end, the Fund’s weighting in corporate bonds stood at around 29%.

As of December 31, 2012, the Fund held approximately a 9% weighting in non-Agency MBS, down slightly from the end of 2011. The Fund continued to own seasoned bonds that we believed would provide ample credit support.

In both the CMBS and non-Agency MBS markets, finding suitable assets remains a challenge. Supply has been limited in both sectors, which has helped to support prices. We believe that the combination of recovering prices, low interest rates, falling delinquencies, and the limited supply of these securities should continue to support both sectors.

While the Fund remained underweight in the Agency MBS market throughout the year and this detracted from relative performance, we took advantage of more attractive prices to add to the Fund’s weighting. This was done partly in anticipation of additional intervention by the Fed, which has indicated it will continue to buy Agency MBS. We also believed that Agency MBS might offer better risk-reward characteristics than competing assets in the event of another investor flight to quality. At year-end, the Fund’s weighting in Agency MBS was about 22%.

Outlook

We have a positive outlook on certain non-Treasury sectors of the fixed income market given our expectation of moderate U.S. economic growth, stable inflation, and continued investor demand for yield. Additionally, we believe the Fed’s near-zero rate policy and its Treasury and MBS buying program should support demand for non-Treasury assets in 2013. While it is our view that the risk of an extended economic downturn remains low, we believe that uncertainty about the European situation and domestic fiscal debates could overshadow positive fundamentals and contribute to near-term market volatility. In this environment, we remain committed to our disciplined investment process as we continue to measure each investment’s upside potential against its downside risk.

www.RSinvestments.com	5

RS INVESTMENT QUALITY BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

6	www.RSinvestments.com

RS INVESTMENT QUALITY BOND FUND

Characteristics (unaudited)

Total Net Assets: $224,547,310

Sector Allocation

Bond Quality Allocation[2]

www.RSinvestments.com	7

RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	3.000%	12/1/2042	8.08%
FNMA Mortgage Pass-Through	4.000%	12/1/2042	3.20%
U.S. Treasury Bonds	3.000%	5/15/2042	2.38%
FHLMC Mortgage Pass-Through	4.000%	12/1/2040	1.80%
FNMA Mortgage Pass-Through	3.500%	6/1/2042	1.79%
FNMA Mortgage Pass-Through	4.000%	9/1/2040	1.61%
FNMA Mortgage Pass-Through	5.000%	11/1/2039	1.58%
U.S. Treasury Notes	0.625%	11/30/2017	1.45%
FNMA Mortgage Pass-Through	4.500%	12/1/2042	1.30%
FHLMC — CMO	5.500%	9/15/2035	1.10%
Total			24.29%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

8	www.RSinvestments.com

RS INVESTMENT QUALITY BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	5.85%	6.75%	6.02%	5.05%	5.64%
with maximum sales charge	1.91%	5.39%	5.22%	4.65%	5.44%
Class C Shares (8/7/00)
without sales charge	5.06%	5.95%	5.23%	4.27%	5.11%
with sales charge	4.06%	5.95%	5.23%	4.27%	5.11%
Class K Shares (5/15/01)	5.33%	6.33%	5.60%	4.63%	5.19%
Class Y Shares (5/12/09)	5.95%	6.95%	—	—	7.77%
Barclays U.S Aggregate Bond Index[1]	4.21%	6.19%	5.95%	5.18%	6.25%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2012: $15,192 (Class C), $15,732 (Class K), and $13,131 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	9

RS LOW DURATION BOND FUND

RS Low Duration Bond Fund Commentary

Highlights

•

The Barclays U. S. Government 1–3 Year Bond Index[1] (the “Index”) delivered a modestly positive return in 2012. Non-Treasury sectors of the fixed income market generally outperformed Treasury securities with similar durations as investors embraced higher risk in return for higher yields.

•	RS Low Duration Bond Fund (the “Fund”) delivered a positive return for the 12 months ended December 31, 2012, and outperformed the Index.

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and Fed action in the third, the yield on the 10-year Treasury bond fell to record lows over the summer, priming investors to seek out higher yields. Investor preference for riskier assets moderated somewhat in the fourth quarter as the focus shifted to the prospect of continued partisan gridlock in Washington, D.C.

For the year as a whole, non-Treasury fixed income sectors, including corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) generally outperformed Treasury securities with similar durations.

Fund Performance Overview

The Fund (Class A Shares) returned 3.06% for the 12 months ended December 31, 2012, outperforming a 0.51% Index return.

The Fund’s relative performance benefited from holdings in non-Treasury segments of the fixed income market, notably investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and non-Agency MBS. These non-Treasury and non-Agency sectors are not measured in the Index.

While the Fund remained overweight in corporate bonds throughout the period, we reduced holdings in corporate issuers with significant exposure to the euro zone and its peripheral countries. We also scaled back our exposure to financials. We raised our weighting in higher quality investment grade bonds at the expense of high yield investments. By year-end, the Fund’s weighting in corporate bonds was around 39%.

10	www.RSinvestments.com

RS LOW DURATION BOND FUND

In both the CMBS and non-Agency MBS markets, finding suitable assets remains a challenge. Supply has been limited in both sectors, which has helped to support prices. We believe that the combination of recovering prices, low interest rates, falling delinquencies, and the limited supply of these securities should continue to support both sectors.

In the CMBS sector, the Fund continued to emphasize seasoned bonds backed by credit enhancements that we believed could help insulate them from any deterioration in market fundamentals. Recent purchases have included issues backed by single properties, as well as by less common commercial real estate assets such as billboards and cell phone towers. At year-end the Fund held about a 17% weighting in CMBS.

As of December 31, 2012, the Fund held approximately a 7.5% weighting in non-Agency MBS. The Fund continued to own seasoned bonds that we believed would provide ample credit support. The Fund’s holdings in this sector grew a bit during the fourth quarter as new purchases outpaced normal amortizations.

Over the past 12 months, the Fund also added to its holdings in ABS. We focused on less frequently issued deals that provided incrementally better yields than the more common ABS issues.

Outlook

We have a positive outlook on certain non-Treasury sectors of the fixed income market given our expectation of moderate U.S. economic growth, stable inflation, and continued investor demand for yield. Additionally, we believe the Fed’s near-zero rate policy and its Treasury and MBS buying program should support demand for non-Treasury assets in 2013. While it is our view that the risk of an extended economic downturn remains low, we believe that uncertainty about the European situation and domestic fiscal debates could overshadow positive fundamentals and contribute to near-term market volatility. In this environment, we remain committed to our disciplined investment process as we continue to measure each investment’s upside potential against its downside risk.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

www.RSinvestments.com	11

RS LOW DURATION BOND FUND

Characteristics (unaudited)

Total Net Assets: $1,794,320,969

Sector Allocation

Bond Quality Allocation[2]

12	www.RSinvestments.com

RS LOW DURATION BOND FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.375%	11/15/2015	3.45%
U.S. Treasury Notes	0.250%	12/15/2015	2.67%
U.S. Treasury Notes	0.250%	10/15/2015	2.09%
U.S. Treasury Notes	0.625%	11/30/2017	1.12%
GE Capital Credit Card Master Note Trust	1.360%	8/17/2020	0.95%
FNMA — CMO	3.000%	12/25/2042	0.88%
Bear Stearns Commercial Mortgage Securities	5.405%	12/11/2040	0.88%
Banc of America Commercial Mortgage, Inc.	5.115%	10/10/2045	0.86%
Citigroup Commercial Mortgage Trust	5.431%	10/15/2049	0.84%
American Express Credit Account Master Trust	0.680%	3/15/2018	0.81%
Total			14.55%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.RSinvestments.com	13

RS LOW DURATION BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	3.06%	2.96%	3.62%	3.31%
with maximum sales charge	0.70%	2.20%	3.14%	3.06%
Class C Shares (7/30/03)
without sales charge	2.29%	2.19%	2.84%	2.54%
with sales charge	1.29%	2.19%	2.84%	2.54%
Class K Shares (7/30/03)	2.65%	2.55%	3.21%	2.90%
Class Y Shares (5/12/09)	3.27%	3.17%	—	3.69%
Barclays U.S. Government 1-3 Year Bond Index[1]	0.51%	1.49%	2.49%	2.89%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made upon the inception of Class C shares (7/30/03), Class K shares (7/30/03) and Class Y shares (5/12/09) would have the following values as of December 31, 2012: $12,662 (Class C), $13,087 (Class K) and $11,411 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

14	www.RSinvestments.com

RS HIGH YIELD FUND

RS High Yield Fund Commentary

Highlights

•

The high yield market delivered positive performance in 2012, supported by generally healthy corporate earnings, low default rates, and investor willingness to accept higher risk in return for better returns.

•

RS High Yield Fund (the “Fund”) had a positive return for the 12 months ended December 31, 2012, but underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index[1] (the “Index”). The Fund invests primarily in high yield securities.

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and Fed action in the third, the yield on the 10-year Treasury bond fell to record lows over the summer.

Against this backdrop, investors flooded into the high yield market seeking higher returns and touching off a strong rally that, in our opinion, sometimes had little to do with underlying credit fundamentals. Retail high yield mutual funds experienced heavy inflows of $31.9 billion for the year. Supply in this sector also remained robust. As companies sought to take advantage of historically low borrowing rates, a record $347 billion in new high yield debt was issued in 2012. This issuance allowed companies to refinance almost all the debt that had been due to mature through the end of 2013. Meanwhile, the high yield default rate remained at roughly half of historical levels.

Investor preference for riskier assets moderated somewhat in the fourth quarter, as the focus shifted to the prospect of continued partisan gridlock in Washington, D.C. Nonetheless, for the year overall, the high yield market, as measured by the Barclays corporate and municipal high yield indexes, outperformed other sectors of the fixed income market.

Fund Performance Overview

The Fund (Class A Shares) returned 14.43% for the 12 months ended December 31, 2012, compared with a 15.81% return by the Index. The main factor in the Fund’s underperformance was negative sector selection, which outweighed positive security selection.

www.RSinvestments.com	15

RS HIGH YIELD FUND

We positioned the Fund for moderate spread tightening in 2012, as we believed the high yield sector was attractive both on a fundamental basis and compared with other asset classes. Nonetheless, we remained somewhat conservative with respect to the Fund’s positioning, due in part to our view that external factors, such as developments in Europe, could overwhelm more positive fundamentals. We also sought to maintain our investment discipline by avoiding companies whose underlying creditworthiness we viewed as unsatisfactory even though they were benefiting from the sector’s rally.

For the full year, security selection in wireless communications was the leading detractor from the Fund’s relative performance. An underweight in the banking sector also hindered relative performance. The Fund’s largest overweight was in energy, where both sector and security selection hurt relative performance as oil and gas prices fell. Despite the volatility in the energy sector, we remain positive on the longer-term outlook for oil-related investments.

On a positive note, the Fund’s relative performance in 2012 benefited from security selection in gaming and healthcare. As we look ahead to 2013, however, we view healthcare somewhat cautiously given the potential for budget cutbacks in the next round of negotiations over the government debt ceiling.

Outlook

We believe that the outlook for the high yield market remains favorable given the relatively few investment alternatives for yield-seeking investors. We also believe that improved corporate liquidity, positive earnings momentum, and the sharp reduction in the number of bonds due to mature in the next few years should set a positive tone for the high yield market and keep defaults to a minimum even if U.S. economic growth is sluggish. We would note that moderately improving economic growth, together with low inflation, has historically provided a positive backdrop for higher yielding assets. Nonetheless, we believe that returns in high yield may moderate somewhat in 2013, given the current high prices and narrow spreads. We also are monitoring the global economic outlook and developments in Europe. In this environment, we remain committed to our disciplined investment process as we continue to measure each investment’s upside potential against its downside risk.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

16	www.RSinvestments.com

RS HIGH YIELD FUND

Characteristics (unaudited)

Total Net Assets: $133,188,111

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
The Neiman Marcus Group, Inc.	4.750%	5/16/2018	1.50%
Block Communications, Inc.	7.250%	2/1/2020	1.20%
Michael Foods, Inc.	9.750%	7/15/2018	1.04%
Sabra Health Care L.P.	8.125%	11/1/2018	1.02%
Tops Holding Corp.	8.875%	12/15/2017	0.93%
Harrah’s Prop Co.	3.210%	2/13/2013	0.93%
YCC Holdings LLC	10.250%	2/15/2016	0.92%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	0.89%
Taylor Morrison Communities, Inc.	7.750%	4/15/2020	0.88%
99 Cents Only Stores	11.000%	12/15/2019	0.86%
Total			10.17%

1	The Barclays U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclays U.S. Corporate High-Yield Index is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.RSinvestments.com	17

RS HIGH YIELD FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98)
without sales charge	14.43%	10.75%	8.56%	8.46%	6.26%
with maximum sales charge	10.19%	9.33%	7.74%	8.05%	5.98%
Class C Shares (8/7/00)
without sales charge	13.75%	9.98%	7.78%	7.65%	5.77%
with sales charge	12.75%	9.98%	7.78%	7.65%	5.77%
Class K Shares (5/15/01)	13.98%	10.31%	8.13%	8.03%	6.86%
Class Y Shares (5/12/09)	14.66%	10.97%	—	—	14.76%
Barclays U.S. Corporate High-Yield Index[1]	15.81%	11.86%	10.34%	10.62%	7.51%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Fund and in the Barclays U.S. Corporate High-Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2012: $20,910 (Class C), $21,650 (Class K) and $16,502 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

18	www.RSinvestments.com

RS TAX-EXEMPT FUND

RS Tax-Exempt Fund Commentary

Highlights

•	The tax-exempt bond market delivered positive returns in 2012. Lower-rated credits generally outperformed higher-rated credits as investors sought higher yields.

•	RS Tax-Exempt Fund (the “Fund”) delivered a positive return for the 12 months ended December 31, 2012, outperforming the benchmark, the Barclays Municipal Bond Index[1] (the “Index”).

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and Fed action in the third, the yield on the 10-year Treasury bond fell to record lows over the summer, priming investors to seek out higher yields. Investor preference for riskier assets moderated somewhat in the fourth quarter as the focus shifted to the prospect of continued partisan gridlock in Washington, D.C.

For the year as a whole, non-Treasury fixed income sectors and higher-yielding bonds generally outperformed the broader fixed income market.

Municipal debt, which tends to be less affected by events outside of the United States, continued to play a valuable role for investors in 2012. More than $373.1 billion in new municipal bonds were issued during the year, an increase of nearly 30% over 2011. Refundings, primarily to take advantage of low interest rates, played a large role in this rise. The intensity of demand for municipals subsided in the final weeks of the year, however, as many investors, appearing to fear higher capital gains taxes in 2013, sold municipal bonds to take gains at lower 2012 tax rates.

Fund Performance Overview

The Fund (Class A Shares) returned 7.19% for the 12 months ended December 31, 2012. The Fund outperformed the Index, which returned 6.78%. The Fund’s longstanding investment approach is to rely on our analysis of the fundamentals of each issuer, rather than solely on ratings or insurance. The Fund typically holds about 230 to 245 issues, compared with more than 46,000 in the Index. The Fund does not attempt to replicate the Index, and it may contain securities that are not in the Index.

www.RSinvestments.com	19

RS TAX-EXEMPT FUND

The Fund’s security selection and longer duration relative to the Index were the largest influences on relative performance. However, the Fund’s focus on higher-rated debt detracted from relative performance in a year when lower-rated issues outperformed. The Fund maintained an overall high-grade credit profile and held no bonds that were rated below investment grade. In keeping with our investment strategy, we did not reach for yield at the expense of credit quality or use derivatives to boost returns. While this may at times dampen the Fund’s performance, it also has helped the Fund to avoid issuers that have suffered credit problems and bankruptcies.

Given the many opportunities open to a national tax-exempt fund, we continue to focus on issuers that we believe offer high quality and value, while seeking to avoid large concentrations in any single issuer, insurer, industry, sector or state. However, when we believe we are properly compensated for risk, and if our research indicates upside potential for a bond, we may purchase lower-rated credits.

The Fund has stayed away from many local issues that typically depend on appropriations and are not voter approved, including certificate of participation structures. Although we generally avoid appropriation debt at the local and county levels, we view the state level differently given the long histories of support in many states, including California and New Jersey. Among the characteristics we examine in detail when evaluating state appropriation bonds are the size, history, and need for the project.

Outlook

In the tax-exempt market, we expect long-term issuance to be marginally higher in 2013 than it was in 2012. In our view, rebuilding efforts in the aftermath of Hurricane Sandy could be an important driver of new issuance. We also believe that refundings may decrease somewhat given that so many issuers have already refunded. We expect state finances to remain under considerable pressure, and we will continue to closely monitor developments at the state and federal levels.

We remain committed to our disciplined investment approach, and we will continue to focus on the quality and stability of issuers as we seek to offer compelling opportunities for the Fund’s shareholders.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

20	www.RSinvestments.com

RS TAX-EXEMPT FUND

Characteristics (unaudited)

Total Net Assets: $493,163,149

Sector Allocation

Revenue Bond Allocation	% of Total Net Assets	% Index
Education	6.4%	6.8%
Hospital/Nursing Home/Health Care	7.3%	9.2%
Housing	0.9%	1.4%
Industrial Revenue	4.2%	3.3%
Leasing	6.6%	7.4%
Other	0.7%	0.0%
Power	4.4%	6.8%
Resource Recovery	0.5%	0.2%
Special Tax	6.8%	11.1%
Transportation	21.6%	15.2%
Water and Sewer	10.5%	9.2%

Revenue Bonds Total	69.9%	70.6%
AA Insured Bonds	0.7%	9.1%
Prerefunded Bonds	1.7%	5.8%
Total Insured Bonds	3.1%	27.5%

www.RSinvestments.com	21

RS TAX-EXEMPT FUND

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
St. John The Baptist Parish LA Rev.	5.125%	6/1/2037	0.86%
Illinois St. G.O.	5.000%	1/1/2019	0.78%
New York St. Environmental Facs. Corp. St. Clean Wtr & Drinking	5.000%	6/15/2024	0.76%
Tex. Private Activity Bd. Surface Transn. Corp.	6.875%	12/31/2039	0.76%
Connecticut St. G.O.	5.000%	4/15/2029	0.73%
South Carolina St. Pub. Svc. Auth. Rev.	5.000%	12/1/2030	0.71%
Los Angeles CA Dept. of Arpts. Rev.	5.000%	5/15/2029	0.71%
Port Authority of NY & NJ	5.000%	10/1/2030	0.71%
New Jersey St. Trans. Trust Fund Auth. Rev.	5.500%	6/15/2041	0.70%
North Tex. Twy. Auth. Rev.	5.000%	1/1/2029	0.70%
Total			7.42%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

22	www.RSinvestments.com

RS TAX-EXEMPT FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	7.19%	6.42%	6.04%	5.03%	5.22%
with maximum sales charge	3.14%	5.07%	5.24%	4.63%	5.02%
Class C Shares (8/7/00)
without sales charge	6.24%	5.58%	5.20%	4.23%	4.87%
with sales charge	5.24%	5.58%	5.20%	4.23%	4.87%
Class Y Shares (5/12/09)	7.34%	6.57%	—	—	6.80%
Barclays Municipal Bond Index[1]	6.78%	6.57%	5.91%	5.10%	5.81%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2012: $15,127 (Class C) and $12,704 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	23

RS HIGH INCOME MUNICIPAL BOND FUND

RS High Income Municipal Bond Fund Commentary

Highlights

•	The tax-exempt bond market delivered positive performance in 2012. Lower-rated credits generally outperformed higher-rated credits as investors sought higher yields.

•	RS High Income Municipal Bond Fund (the “Fund”) delivered positive returns for the 12-month period while also outperforming the benchmark, the Barclays Municipal Bond Index[1] (the “Index”).

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and Fed action in the third, the yield on the 10-year Treasury bond fell to record lows over the summer, priming investors to seek out higher yields. Investor preference for riskier assets moderated somewhat in the fourth quarter as the focus shifted to the prospect of continued partisan gridlock in Washington, D.C.

For the year as a whole, non-Treasury fixed income sectors and higher-yielding bonds generally outperformed the broader fixed income market.

Municipal debt, which tends to be less affected by events outside of the United States, continued to play a valuable role for investors in 2012. More than $373.1 billion in new municipal bonds were issued during the year, an increase of nearly 30% over 2011. Refundings, primarily to take advantage of low interest rates, played a large role in this rise.

Given investor demand for higher yields, many new non-rated and lower-rated bonds found ready buyers, and they were often heavily oversubscribed. The intensity of demand subsided in the final weeks of the year, however, as many investors, appearing to fear higher capital gains taxes in 2013, sold municipal bonds to take gains at lower 2012 tax rates. Despite a robust overall market, credit quality remained a concern for some municipal bond issuers. The credit problems were concentrated among smaller, non-essential projects that were located in economically challenged areas and had cash flows that were not supported by taxes.

24	www.RSinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

Fund Performance Overview

The Fund (Class A Shares) returned 10.32% for the 12 months ended December 31, 2012, compared with a 6.78% return for the Index. The Barclays High Yield Municipal Index,2 which may provide additional context, returned 18.14%.

The Fund’s longstanding investment approach is to rely on our analysis of the fundamentals of each issuer rather than solely on ratings or insurance. The Fund typically holds 135 to 150 issues, compared with more than 46,000 in the Index, and more than 2,700 in the Barclays High Yield Municipal Index. The Fund does not attempt to replicate the Index, and it may contain securities that are not in the Index.

The Fund’s performance relative to the Index benefited from its longer duration and its holdings in lower rated bonds that performed well as investors pursued higher yields. Despite these holdings in lower rated bonds, the Fund maintained a higher overall ratings profile than the Barclays High Yield Municipal Index. This hindered returns relative to the Barclays High Yield Municipal Index.

Given the many opportunities open to a national high yield municipal bond fund, we seek to identify issuers that we believe offer value. By carefully monitoring our investments and doing thorough research, we believe that we have generally avoided the credit problems that have affected some municipal issues. We have also sought to avoid large concentrations in any single issuer, industry, credit sector, or state. Although we generally avoid appropriation debt at the local and county levels, we may view the state level differently, given the long histories of support in many states, including California and New Jersey.

While the Fund maintained a low profile in the alternative minimum tax sector, we modestly increased exposure to this area when spreads widened, as this allowed us to capitalize on attractive yields without requiring us to accept lower credit quality.

Outlook

In the tax-exempt market, we expect long-term issuance to be marginally higher in 2013 than it was in 2012. In our view, rebuilding efforts in the aftermath of Hurricane Sandy could be an important driver of new issuance. We also believe that refundings may decrease somewhat, given that so many issuers have already refunded. We expect state finances to remain under considerable pressure, and we will continue to closely monitor developments at the state and federal levels.

We remain committed to our disciplined investment approach, and we will continue to focus on the quality and stability of issuers as we seek to offer compelling opportunities for the Fund’s shareholders.

www.RSinvestments.com	25

RS HIGH INCOME MUNICIPAL BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

26	www.RSinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

Characteristics (unaudited)

Total Net Assets: $280,169,557

Sector Allocation

Bond Quality Allocation[3]

www.RSinvestments.com	27

RS HIGH INCOME MUNICIPAL BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
New Jersey Economic Dev. Auth. Rev.	5.000%	6/15/2026	2.03%
St. John The Baptist Parish LA Rev.	5.125%	6/1/2037	1.90%
Regl. Transn. Dist. CO Private Activity Rev.	6.000%	1/15/2041	1.67%
Colorado Regl. Trans. Dist. Private Activity Rev.	6.000%	1/15/2034	1.44%
Miami-Dade Cnty. FLA Hlth. Facs. Auth. Hosp. Rev.	6.125%	8/1/2042	1.42%
Virginia Small Business Fin. Auth. Rev.	6.000%	1/1/2037	1.41%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2040	1.40%
Tex. Private Activity Bd. Surface Transn. Corp.	7.000%	6/30/2040	1.35%
Dallas-Fort Worth Tex. Intl. Arpt. Fac. Impro. Corp. Rev.	5.000%	11/1/2032	1.21%
California St. Pub. Wrks. Brd. Lease Rev.	5.000%	4/1/2037	1.17%
Total			15.00%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	The Barclays High Yield Municipal Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. The Barclays High Yield Municipal Index is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
3	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

28	www.RSinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	10.32%	8.87%	8.87%
with maximum sales charge	6.19%	7.50%	7.50%
Class C Shares (12/31/09)
without sales charge	9.46%	8.28%	8.28%
with sales charge	8.46%	8.28%	8.28%
Class Y Shares (12/31/09)	10.59%	9.03%	9.03%
Barclays Municipal Bond Index[1]	6.78%	6.57%	6.57%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Income Municipal Bond Fund and in the Barclays Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of December 31, 2012: $12,696 (Class C) and $12,963 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	29

RS FLOATING RATE FUND

RS Floating Rate Fund Commentary

Highlights

•	The leveraged loan market experienced strong investor demand in 2012 despite periodic bouts of risk aversion among investors.

•

RS Floating Rate Fund (the “Fund”) delivered positive performance for the 12 months ended December 31, 2012, outperforming its benchmark, the S&P/LSTA U.S. Leveraged Loan Index[1] (the “Index”). The Fund maintained its focus on credit quality and selection, and remained underweight in securities rated CCC or lower.

Market Overview

The leveraged loan market started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and Fed action in the third, the yield on the 10-year Treasury bond fell to record lows over the summer, priming investors to seek out higher yields. Investor preference for riskier assets moderated somewhat in the fourth quarter as the focus shifted to the prospect of continued partisan gridlock in Washington, D.C.

Investor appetite for yield was particularly evident in the high yield bond and floating rate bank loan segments. Cash flows into floating rate loan mutual funds, which picked up in the third quarter, accelerated further during the fourth quarter and exceeded the combined total for the first nine months of the year. However, the real demand driver in the leveraged loan market continued to be collateralized loan obligations (CLOs), which are securities that package loans together and offer them to investors in tranches. Issuance of these structured products topped $30 billion in the first nine months of the year and accelerated sharply in the fourth quarter to finish the year at $54 billion.

The majority of floating rate loans issued in 2012 were for corporate refinancing and recapitalizations. Merger and acquisition (M&A) activity, typically a key driver of corporate borrowing, remained moderate, but began to pick up in the fourth quarter.

30	www.RSinvestments.com

RS FLOATING RATE FUND

Fund Performance Overview

The Fund (Class A Shares) returned 9.96% for the 12 months ended December 31, 2012, outperforming the Index return of 9.66%.

The Fund’s relative performance benefited from positive security selection. The Fund’s relatively conservative credit positioning, including an underweight in loans rated CCC or lower, detracted from relative performance given that lower-rated debt generally outperformed in 2012.

Outlook

We expect continued demand for leveraged loans against a backdrop of moderate U.S. economic growth, stable inflation, and continued investor demand for yield. Additionally, we believe the Fed’s near-zero interest-rate policy and its Treasury and mortgage-backed securities buying programs will continue to support demand for non-Treasury assets in 2013. While we believe the risk of an extended economic downturn remains low, we believe that uncertainty over the European situation and domestic fiscal debates could overshadow positive fundamentals and contribute to near-term market volatility.

We expect M&A activity to be a strong source of loan supply throughout 2013. In our view, conditions appear favorable: we see ample equity funding on the sidelines, equity valuations appear reasonable by historical standards, and funding costs are currently low.

In addition, we expect robust CLO issuance to continue in 2013. Unlike mutual funds, which may face daily redemptions, CLOs tend to follow a buy and hold policy, with financing sometimes locked in for several years. This has served to dampen volatility in the leveraged loan market, and for this reason, we believe increased activity in CLOs could continue to have a stabilizing influence on the loan market.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

www.RSinvestments.com	31

RS FLOATING RATE FUND

Characteristics (unaudited)

Total Net Assets: $1,943,265,497

Sector Allocation

Top Ten Holdings[2]

Holding	Coupon	Maturity Date	% of Total Net Assets
Del Monte Foods Co.	4.500%	3/8/2018	1.35%
FMG America Finance, Inc.	5.250%	10/18/2017	1.29%
Arch Coal, Inc.	5.750%	5/16/2018	1.29%
Univision Communications, Inc.	4.462%	3/31/2017	1.20%
Allison Transmission, Inc.	4.250%	8/23/2019	1.16%
WMG Acquisition Corp.	5.250%	11/1/2018	1.09%
Schaeffler AG	6.000%	1/27/2017	1.09%
Sheridan Production Partners I LLC	5.000%	9/14/2019	1.09%
Immucor, Inc.	5.750%	8/17/2018	1.08%
Generac Power Systems, Inc.	6.250%	5/30/2018	1.05%
Total			11.69%

1	The S&P/LSTA U.S Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The Index is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

32	www.RSinvestments.com

RS FLOATING RATE FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	9.96%	6.38%	6.38%
with maximum sales charge	7.45%	5.58%	5.58%
Class C Shares (12/31/09)
without sales charge	8.98%	5.80%	5.80%
with sales charge	7.98%	5.80%	5.80%
Class K Shares (12/31/09)	9.31%	5.98%	5.98%
Class Y Shares (12/31/09)	10.08%	6.48%	6.48%
S&P/LSTA U.S. Leverage Loan Index[1]	9.66%	7.03%	7.03%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2012: $11,842 (Class C), $11,903 (Class K) and $12,074 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	33

RS STRATEGIC INCOME FUND

RS Strategic Income Fund Commentary

Highlights

•	Most areas of the fixed income market delivered positive performance in 2012, and riskier assets generally outperformed traditional safe havens as investors pursued higher returns.

•	RS Strategic Income Fund (the “Fund”) delivered a positive return for the 12 months ended December 31, 2012, and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”).

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Investors regained their confidence and their appetites for risk in the third quarter as central banks on both sides of the Atlantic intervened with additional stimulus measures and European officials made significant progress toward more meaningful fiscal integration and adequate bailout mechanisms for ailing members. Notably, the U.S. Federal Reserve (the “Fed”) announced plans to keep long-term interest rates near zero at least through mid-2015. As a result of investor uncertainty in the second quarter and subsequent central bank actions, the yield on the 10-year Treasury bond fell to record lows over the summer, priming investors to seek out higher yields. Investor preference for riskier assets moderated somewhat in the fourth quarter as the focus shifted to the prospect of continued partisan gridlock in Washington, D.C.

For the year as a whole, non-Treasury fixed income sectors generally outperformed Treasury securities with similar durations. This was particularly true of both high yield and investment grade corporate securities, commercial mortgage-backed securities (CMBS) and non-Agency residential mortgage-backed securities (MBS).

Fund Performance Overview

The Fund (Class A Shares) returned 8.67% for the 12 months ended December 31, 2012, outperforming the Index, which returned 4.21% for the period.

During a year in which riskier assets generally outperformed, the Fund benefited from its overweight positions relative to the Index in non-Treasury fixed income investments. High yield corporate bonds and loans, which are not in the Index, contributed to relative performance, as did the Fund’s overweight in CMBS, which are in the Index. The Fund’s underweight positions in Treasurys and Agency MBS were also beneficial as investors favored riskier assets over these traditional safe havens.

34	www.RSinvestments.com

RS STRATEGIC INCOME FUND

The Fund’s largest allocation was to high yield corporate debt. We adjusted the Fund’s positioning throughout the year, scaling back as we sought to proactively position the Fund for a more risk-averse second quarter, and increasing our exposure again in the third quarter. This strategy served us well in the second half of the year, as the high yield market delivered strong performance.

The Fund remained overweight in non-Agency MBS and CMBS, particularly shorter duration, seasoned bonds that we believe provide ample credit support. While these sectors had positive performance, security selection in CMBS modestly detracted from relative performance as a result of our focus on higher-quality bonds. The challenge in both sectors has been to find suitable assets that meet our investment criteria. We believe that improving housing market fundamentals, some improvements in commercial real estate, and the limited supply of these securities should continue to support the non-Agency MBS and CMBS sectors. However, we will continue to conduct our own stress testing of underlying loans and deal structures as part of our investment process.

Barring a much stronger economic rebound than expected in 2013, the Fed has said it will remain a consistent and sizable buyer in the Agency MBS market. Given this underlying support, we added to our weighting in the fourth quarter as a pullback in the sector created an opportunity. However, the Fund remained significantly underweight here because we believed there were better opportunities in other sectors.

While the Fund held no euro-denominated or European sovereign bonds, we monitored the situation in Europe very closely throughout the year. Early in the first quarter, we sought to reduce overall portfolio risk by reexamining our holdings for potential European exposure. We believe these steps helped to insulate the Fund when the European crisis rattled financial markets in the second quarter. However, the Fund’s underweight in investment grade sovereigns detracted from relative performance.

The Fund’s international holdings, which were primarily in Norway, Mexico, and Australia, contributed positively to relative performance over the 12-month period. Nonetheless, by year-end we had reduced the Fund’s weighting in non-U.S. dollar holdings to about 7%, one of the lowest levels since the Fund’s inception.

Outlook

We believe the high yield market will continue to attract investors given the historically low yields on many traditional safe haven assets. Additionally, many companies with below investment grade ratings have taken advantage of low interest rates to refinance almost all the debt that had been due to mature through the end of 2013. In our view, this development should help to prevent any spike in defaults. Nonetheless, we will continue to conduct our own credit analysis as we seek to focus on investments that we believe have solid fundamentals and strong return potential.

www.RSinvestments.com	35

RS STRATEGIC INCOME FUND

We expect moderate underlying U.S. economic growth, stable inflation, and continued investor demand for yield over the coming year. We anticipate that the Fed’s near-zero interest rate policy, along with its Treasury and MBS buying programs, will result in additional demand for non-Treasury assets in 2013.

However, we also expect continued volatility, and we remain aware that negative surprises and fiscal debates in the U.S. could swamp any positive fundamentals in the near term. While we believe tax and spending changes have the potential to temporarily push economic growth into negative territory in the first half of the year, at this time we believe that any such setback is not likely to trigger an extended downturn.

We will continue to assess the economic and investment implications of new developments in the U.S., Europe, and around the world, and adjust the Fund’s positions as we deem appropriate. We plan to focus our risk taking in areas where we believe the fundamentals, structure, and potential rewards should adequately compensate the Fund for risk, and we will seek to adhere to our disciplined investment process.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

36	www.RSinvestments.com

RS STRATEGIC INCOME FUND

Characteristics (unaudited)

Total Net Assets: $109,706,560

Sector Allocation

Bond Quality Allocation[2]

www.RSinvestments.com	37

RS STRATEGIC INCOME FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	3.000%	12/1/2042	4.87%
FNMA Mortgage Pass-Through	4.000%	12/1/2042	3.52%
U.S. Treasury Bonds	2.750%	8/15/2042	1.46%
FNMA Mortgage Pass-Through	3.500%	12/1/2042	1.46%
FNMA Mortgage Pass-Through	4.500%	12/1/2042	1.43%
FNMA Mortgage Pass-Through	3.500%	6/1/2042	1.39%
Mexican Bonos	7.250%	12/15/2016	1.33%
Chicago IL O’Hare Intl. Arpt. Rev.	5.000%	1/1/2024	1.04%
Dominos Pizza Master Issuer LLC	5.216%	1/25/2042	1.01%
Kraft Foods Group, Inc.	3.500%	6/6/2022	0.97%
Total			18.48%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

38	www.RSinvestments.com

RS STRATEGIC INCOME FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	8.67%	7.74%	7.74%
with maximum sales charge	4.60%	6.37%	6.37%
Class C Shares (12/31/09)
without sales charge	7.78%	7.19%	7.19%
with sales charge	6.78%	7.19%	7.19%
Class K Shares (12/31/09)	8.17%	7.46%	7.46%
Class Y Shares (12/31/09)	8.93%	7.89%	7.89%
Barclays U.S Aggregate Bond Index[1]	4.21%	6.19%	6.19%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2012: $12,316 (Class C), $12,409 (Class K) and $12,558 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	39

RS MONEY MARKET FUND

RS Money Market Fund Commentary

Highlights

•

Financial markets remained volatile as concerns about the European debt crisis and fiscal policy negotiations in Washington, D.C., at times overshadowed signs of modest improvement in the U.S. economy.

•	RS Money Market Fund (the “Fund”) returned 0.01% for the 12 months ended December 31, 2012, underperforming its benchmark, the Barclays U.S. Treasury Bellwethers (3 Month) Index[1] (the “Index”).

Market Overview

The markets started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Investor optimism appeared to fade in the second quarter, however, as uncertainty about Europe and fears of weakening U.S. economic growth led investors to once again seek safety in the Treasury market. Against this backdrop, liquidity and funding in money market funds deteriorated as many money managers increased cash positions and shunned commercial paper issues, which they deemed less creditworthy. Investors took a more confident approach in the third and fourth quarters, as central banks on both sides of the Atlantic intervened with additional stimulus measures. As a result of investor uncertainty in the second quarter and subsequent actions by the U.S. Federal Reserve (the “Fed”), the yield on the 10-year Treasury bond fell to record lows over the summer. Notably, the Fed announced plans to keep long-term interest rates near zero at least through mid-2015. While liquidity and funding in money market funds improved in the second half of the year, the Fed’s accommodative monetary policy remained a factor for money market investors in 2012. In particular, the Fed’s stated federal funds rate target range of zero to 0.25% continued to reduce available returns for money market funds, as proceeds from maturing investments were reinvested at rates that were among the lowest ever recorded.

Fund Performance Overview

The Fund (Class A Shares) returned 0.01% for the 12 months ended December 31, 2012, compared with a 0.12% return for the Index.

The Fund holds the majority of its assets in high grade Tier One commercial paper of either financial or industrial issuers. In 2012, the Fund remained overweight relative to the Index in high-quality industrial investments. The Fund also added holdings in high-quality insurance and finance investments. It maintained positions in high-grade taxable municipal paper and floating rate taxable municipal bonds, as we believed that they were offering attractive rates. We also increased the Fund’s exposure to U.S. Treasury bills and U.S. Agency repurchase agreements. The Fund did not have any exposure to commercial paper issued by European banks or European certificates of deposit as of December 31, 2012.

40	www.RSinvestments.com

RS MONEY MARKET FUND

As of December 31, 2012, the effective 7-day yield2 for the Fund (Class A Shares) was 0.01%, with the effect of an expense limitation and yield maintenance. The effective 7-day annualized yield of Tier One money market funds, as measured by iMoneyNet, Inc. was 0.01%3.

Outlook

We expect modest U.S. economic growth in 2013, but we believe that fiscal issues, including the debt ceiling negotiations and longer term deficit and debt stability issues, may contribute to near-term economic and market volatility. However, we believe the risk of a sustained economic downturn remains low, and the Fed has indicated its intention to protect the economy from systemic risks while keeping interest rates near zero into 2015. As we look ahead, we expect to focus on issuers that we believe can weather a less certain economic environment. We also will seek to adhere to our disciplined research and investment process as we strive to understand both evolving economic conditions and the fundamentals of each investment we make.

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

www.RSinvestments.com	41

RS MONEY MARKET FUND

Characteristics (unaudited)

Total Net Assets: $452,089,228

Sector Allocation

42	www.RSinvestments.com

RS MONEY MARKET FUND

Top Ten Holdings[4]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.190%	1/3/2013	3.76%
Johnson & Johnson	0.010%	1/4/2013	2.21%
General Electric Capital Corp.	0.010%	1/11/2013	2.21%
The Charles Schwab Corp.	0.190%	1/2/2013	2.21%
International Business Machines Corp.	0.070%	1/4/2013	2.21%
Cargill Global Funding	0.140%	1/4/2013	2.21%
Danaher Corp.	0.150%	1/4/2013	2.21%
Motiva Enterprises LLC	0.180%	1/4/2013	2.21%
Nestle Capital Corp.	0.040%	1/15/2013	2.21%
U.S. Treasury Bills	0.026%	1/24/2013	2.21%
Total			23.65%

Portfolio Statistics
Average Maturity (Days)			23
Current 7-Day Yield[2]
With the effect of expense limitation and yield maintenance			0.01%
Without the effect of expense limitation			-0.09%
Without the effect of expense limitation and yield maintenance			-0.73%
Effective 7-Day Yield[2]
With the effect of expense limitation and yield maintenance			0.01%
Without the effect of expense limitation			-0.09%
Without the effect of expense limitation and yield maintenance			-0.73%

1	The Barclays U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of December 31, 2012.
2	Annualized historical yields for the 7-day period ended December 31, 2012. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.
3	iMoneyNet report as of December 31, 2012. (iMoneyNet, Inc. — formerly IBC Financial Data, Inc. — is a research firm that tracks money market funds.)
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.RSinvestments.com	43

RS MONEY MARKET FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/13/82)
without sales charge	0.01%	0.02%	0.38%	1.38%	4.12%
Class C Shares (8/7/00)
without sales charge	0.01%	0.02%	0.24%	1.08%	1.25%
with sales charge	-0.99%	0.02%	0.24%	1.08%	1.25%
Class K Shares (5/15/01)	0.01%	0.02%	0.30%	1.19%	1.18%
Barclays U.S. Treasury Bellwethers (3 Month) Index[1]	0.12%	0.13%	0.57%	1.82%	4.61%	*

Please refer to the preceding page for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market Fund than the total return quotations.

*	Since Class A shares inception. Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

The table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

44	www.RSinvestments.com

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	45

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,025.70	$4.33	0.85%
	Class C	$1,000.00	$1,021.80	$8.13	1.60%
	Class K	$1,000.00	$1,022.60	$6.36	1.25%
	Class Y	$1,000.00	$1,025.70	$3.36	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,013.70	$4.05	0.80%
	Class C	$1,000.00	$1,009.90	$7.83	1.55%
	Class K	$1,000.00	$1,011.60	$6.07	1.20%
	Class Y	$1,000.00	$1,014.50	$3.24	0.64%
RS High Yield Fund	Class A	$1,000.00	$1,075.70	$4.96	0.95%
	Class C	$1,000.00	$1,061.70	$8.81	1.70%
	Class K	$1,000.00	$1,072.00	$7.03	1.35%
	Class Y	$1,000.00	$1,076.80	$3.97	0.76%

46	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
RS Tax-Exempt Fund	Class A	$1,000.00	$1,033.80	$4.09	0.80%
	Class C	$1,000.00	$1,028.70	$8.16	1.60%
	Class Y	$1,000.00	$1,034.40	$3.53	0.69%
RS High Income Municipal Bond Fund	Class A	$1,000.00	$1,035.20	$3.58	0.70%
	Class C	$1,000.00	$1,032.00	$7.66	1.50%
	Class Y	$1,000.00	$1,036.30	$2.46	0.48%
RS Floating Rate Fund	Class A	$1,000.00	$1,047.10	$4.37	0.85%
	Class C	$1,000.00	$1,041.70	$8.62	1.68%
	Class K	$1,000.00	$1,043.30	$6.93	1.35%
	Class Y	$1,000.00	$1,047.10	$3.45	0.67%
RS Strategic Income Fund	Class A	$1,000.00	$1,041.20	$3.85	0.75%
	Class C	$1,000.00	$1,036.90	$8.04	1.57%
	Class K	$1,000.00	$1,038.80	$6.05	1.18%
	Class Y	$1,000.00	$1,042.20	$2.87	0.56%
RS Money Market Fund	Class A	$1,000.00	$1,000.10	$0.60	0.12%
	Class C	$1,000.00	$1,000.10	$0.60	0.12%
	Class K	$1,000.00	$1,000.10	$0.60	0.12%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.86	$4.32	0.85%
	Class C	$1,000.00	$1,017.09	$8.11	1.60%
	Class K	$1,000.00	$1,018.85	$6.34	1.25%
	Class Y	$1,000.00	$1,021.82	$3.35	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,021.11	$4.06	0.80%
	Class C	$1,000.00	$1,017.34	$7.86	1.55%
	Class K	$1,000.00	$1,019.10	$6.09	1.20%
	Class Y	$1,000.00	$1,021.92	$3.25	0.64%
RS High Yield Fund	Class A	$1,000.00	$1,020.36	$4.82	0.95%
	Class C	$1,000.00	$1,016.59	$8.62	1.70%
	Class K	$1,000.00	$1,018.35	$6.85	1.35%
	Class Y	$1,000.00	$1,021.32	$3.86	0.76%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,021.11	$4.06	0.80%
	Class C	$1,000.00	$1,017.09	$8.11	1.60%
	Class Y	$1,000.00	$1,021.67	$3.51	0.69%
RS High Income Municipal Bond Fund	Class A	$1,000.00	$1,021.62	$3.56	0.70%
	Class C	$1,000.00	$1,017.60	$7.61	1.50%
	Class Y	$1,000.00	$1,022.72	$2.44	0.48%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.RSinvestments.com	47

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Hypothetical Return (5% Return Before Expenses) (continued)		Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
RS Floating Rate Fund	Class A	$1,000.00	$1,020.86	$4.32	0.85%
	Class C	$1,000.00	$1,016.69	$8.52	1.68%
	Class K	$1,000.00	$1,018.35	$6.85	1.35%
	Class Y	$1,000.00	$1,021.77	$3.40	0.67%
RS Strategic Income Fund	Class A	$1,000.00	$1,021.37	$3.81	0.75%
	Class C	$1,000.00	$1,017.24	$7.96	1.57%
	Class K	$1,000.00	$1,019.20	$5.99	1.18%
	Class Y	$1,000.00	$1,022.32	$2.85	0.56%
RS Money Market Fund	Class A	$1,000.00	$1,024.53	$0.61	0.12%
	Class C	$1,000.00	$1,024.53	$0.61	0.12%
	Class K	$1,000.00	$1,024.53	$0.61	0.12%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

48	www.RSinvestments.com

Financial Information

Year Ended December 31, 2012

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Asset Backed Securities – 9.0%
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	$2,000,000	$2,024,730
2010-3 A 2.88% due 4/15/2015(1)	1,464,000	1,474,036
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	501,569	487,651
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)	870,000	892,008
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	64,252	65,205
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	186,137	184,479
CNH Equipment Trust 2012-C A4 0.87% due 9/16/2019	2,000,000	2,000,912
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)	1,878,625	2,111,152
GE Capital Credit Card Master Note Trust 2012-6 A 1.36% due 8/17/2020	1,750,000	1,767,603
2010-3 A 2.21% due 6/15/2016	1,015,000	1,023,367
Harley-Davidson Motorcycle Trust 2011-2 A3 1.11% due 9/15/2016	2,100,000	2,115,108
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	700,000	703,894
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016(3)	800,000	807,370
2009-A A4 3.15% due 3/15/2016	825,637	838,900
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	1,700,571	1,788,714
Volkswagen Auto Lease Trust 2012-A A3 0.87% due 7/20/2015(3)	2,000,000	2,011,124

Total Asset Backed Securities (Cost $19,940,198)		20,296,253

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations – 11.5%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	$898,410	$933,224
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	1,193,777	1,258,686
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	81,808	82,458
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	124,811	124,877
2006-19CB A15 6.00% due 8/25/2036	364,092	296,734
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	452,907	465,898
2003-J7 2A12 5.00% due 8/25/2033	549,335	569,065
2004-5 2A9 5.25% due 5/25/2034	731,731	750,427
2003-11 A31 5.50% due 5/25/2033	654,009	681,948
2002-19 1A1 6.25% due 11/25/2032	234,304	237,133
FHLMC 2663 VQ 5.00% due 6/15/2022	400,000	419,239
1534 Z 5.00% due 6/15/2023	180,241	180,874
3227 PR 5.50% due 9/15/2035(3)	2,300,000	2,463,374
FNMA 2012-139 NZ 3.00% due 12/25/2042	1,591,051	1,556,852
2002-77 QG 5.50% due 12/25/2032	974,788	1,110,986
GNMA 1997-19 PG 6.50% due 12/20/2027(3)	614,854	702,400
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	98,340	102,624
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.461% due 6/25/2035(2)	1,016,000	1,028,654
2004-S2 1A3 4.75% due 11/25/2019	511,246	515,793

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Master Adjustable Rate Mortgages Trust 2004-13 3A7 2.63% due 11/21/2034(2)	$1,106,000	$1,144,652
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	207,030	216,123
2003-7 4A33 5.25% due 9/25/2033(3)	993,246	1,036,524
2003-10 3A7 5.50% due 11/25/2033	354,894	374,600
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.517% due 2/25/2035(2)	428,539	431,977
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	148,908	155,434
2003-3 A9 5.50% due 1/25/2034	838,174	852,671
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	164,613	167,382
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	304,403	313,137
2005-S3 A1 4.75% due 3/25/2020	726,398	750,256
2006-S3 A7 5.50% due 3/25/2036	435,490	403,955
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.804% due 5/25/2034(2)	1,045,648	1,057,118
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	335,073	339,299
2005-1 4A1 5.00% due 2/25/2020	324,398	331,586
2004-20 7A1 5.25% due 11/25/2034	1,140,660	1,175,087
Wells Fargo Mortgage Backed Securities Trust 2005-AR12 2A6 2.627% due 6/25/2035(2)(3)	1,018,813	1,023,880
2005-2 2A1 4.75% due 4/25/2020(3)	347,226	361,278
2004-2 A1 5.00% due 2/25/2019	236,107	241,223
2006-1 A3 5.00% due 3/25/2021	445,480	457,325
2006-7 1A1 5.25% due 6/25/2021	142,667	149,280

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2003-17 1A14 5.25% due 1/25/2034	$560,588	$576,696
2005-6 A1 5.25% due 8/25/2035	51,095	51,012
2004-6 A4 5.50% due 6/25/2034	248,560	262,450
2007-13 A7 6.00% due 9/25/2037	403,530	382,048

Total Collateralized Mortgage Obligations (Cost $25,253,513)		25,736,239

	Principal Amount	Value
Senior Secured Loans – 1.7%
Healthcare – 0.4%
Fresenius Medical Care Holdings, Inc. Term Loan A 2.311% due 10/26/2017(2)	800,000	798,000
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(2)	243,134	244,804

		1,042,804
Independent Energy – 0.2%
Plains Exploration & Production Term Loan B 4.00% due 11/30/2019(2)	400,000	401,252

		401,252
Metals And Mining – 0.2%
Novelis, Inc. Term Loan 4.00% due 3/10/2017(2)	392,001	395,333

		395,333
Pharmaceuticals – 0.9%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(2)	491,062	495,290
RPI Finance Trust New Term Loan Tranche 1 3.25% due 11/9/2016(2)	1,472,409	1,478,858

		1,974,148
Total Senior Secured Loans (Cost $3,795,902)		3,813,537

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.3%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)(3)	$1,990,000	$2,041,131
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.19% due 9/10/2047(2)(3)	1,600,000	1,782,485
2006-2 A4 5.727% due 5/10/2045(2)	927,000	1,062,037
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040(3)	506,698	507,659
2005-PW10 A4 5.405% due 12/11/2040(2)	1,300,000	1,447,737
2005-PW10 AM 5.449% due 12/11/2040(2)(3)	610,000	672,500
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	261,283	262,750
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(3)	1,351,000	1,550,264
Commercial Mortgage Trust 2012-CR4 AM 3.251% due 10/15/2045	800,000	819,075
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(1)(3)	1,500,000	1,806,725
CS First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(2)	335,000	367,834
DBUBS Mortgage Trust 2011-LC3A A2 3.642% due 8/10/2044(3)	2,100,000	2,284,808
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(1)	1,496,385	1,527,810
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	496,154	501,280
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(2)	572,000	616,396
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(2)	1,032,526	1,076,100
GS Mortgage Securities Corp. II 2012-GCJ7 A4 3.377% due 5/10/2045	2,100,000	2,273,473

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2012-ALOH A 3.551% due 4/10/2034(1)	$1,500,000	$1,620,345
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A 3.093% due 7/5/2032(1)	1,150,000	1,208,722
2011-PLSD A2 3.364% due 11/13/2044(1)	1,550,000	1,671,167
2004-C3 A5 4.878% due 1/15/2042	1,600,000	1,708,131
2005-LDP3 A4 4.936% due 8/15/2042(2)	1,000,000	1,099,621
2005-LDP5 A4 5.20% due 12/15/2044(2)	1,290,000	1,437,795
Merrill Lynch Mortgage Trust 2005-CKI1 A6 5.263% due 11/12/2037(2)(3)	1,750,000	1,945,085
Morgan Stanley Capital I 2005-HQ7 AAB 5.185% due 11/14/2042(2)(3)	731,716	731,462
2005-IQ10 A4A
5.23% due 9/15/2042(2)(3)	1,800,000	1,981,058
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	560,000	596,941
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.155% due 5/18/2032(1)(2)(3)	108,149	108,126
SBA Tower Trust 4.254% due 4/15/2040(1)(3)	1,660,000	1,743,964
VNO Mortgage Trust 2012-6AVE A 2.996% due 11/15/2030(1)	575,000	593,479
2012-6AVE B
3.298% due 11/15/2030(1)	575,000	590,442
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	475,233	491,957
2005-C18 A4
4.935% due 4/15/2042	705,000	764,738

Total Commercial Mortgage-Backed Securities (Cost $37,193,898)		38,893,097

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Corporate Bonds – 27.7%
Aerospace & Defense – 0.3%
Northrop Grumman Space 7.75% due 6/1/2029	$150,000	$201,419
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	400,000	438,412

		639,831
Automotive – 0.8%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	500,000	550,200
Ford Motor Credit Co. LLC Sr. Nt. 4.25% due 9/20/2022	250,000	264,346
8.00% due 6/1/2014	650,000	708,752
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(1)	350,000	367,579

		1,890,877
Banking – 5.0%
Bank of America Corp. Sr. Nt. 5.70% due 1/24/2022	600,000	721,529
7.375% due 5/15/2014	400,000	433,139
Citigroup, Inc. Sr. Nt. 4.50% due 1/14/2022	400,000	446,282
6.125% due 11/21/2017	350,000	416,555
City National Corp. Sr. Nt. 5.125% due 2/15/2013	150,000	150,751
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	250,000	263,637
5.30% due 8/13/2019	350,000	415,321
Discover Bank Sub. Nt. 7.00% due 4/15/2020	400,000	496,678
Fifth Third Capital Trust IV 6.50% due 4/15/2067(2)	350,000	350,000
HSBC USA, Inc. Sub. Nt. 4.625% due 4/1/2014	200,000	208,939
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	400,000	489,384

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Banking (continued)
JPMorgan Chase Bank N.A. Sub. Nt. 6.00% due 10/1/2017	$650,000	$769,496
Lloyds TSB Bank PLC 5.80% due 1/13/2020(1)	350,000	409,599
Morgan Stanley Sr. Nt. 5.95% due 12/28/2017	325,000	368,031
Northern Trust Corp. Sr. Nt. 3.375% due 8/23/2021	400,000	432,009
PNC Bank N.A. Sub. Nt. 6.875% due 4/1/2018	200,000	249,821
Rabobank Nederland 3.95% due 11/9/2022	400,000	409,614
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	505,000
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022	400,000	422,193
The Bank of New York Mellon Corp. Sr. Nt. 3.55% due 9/23/2021	500,000	544,778
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	200,000	225,542
The Goldman Sachs Group, Inc. Sr. Nt. 5.125% due 1/15/2015	400,000	429,714
Sub. Nt.
5.625% due 1/15/2017	80,000	87,774
Sr. Nt.
5.75% due 1/24/2022	500,000	591,106
UBS AG Stamford CT Nt. 4.875% due 8/4/2020	400,000	464,788
USB Realty Corp. Jr. Sub. Nt. 1.487% due 1/15/2017(1)(2)(4)	250,000	215,035
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	550,000	624,453

		11,141,168
Brokerage – 0.6%
BlackRock, Inc. Sr. Nt. 4.25% due 5/24/2021	625,000	704,999

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Brokerage (continued)
Raymond James Financial Sr. Nt. 4.25% due 4/15/2016	$300,000	$315,414
The Charles Schwab Corp. Sr. Nt. 3.225% due 9/1/2022(1)	300,000	304,457

		1,324,870
Building Materials – 0.4%
CRH America, Inc. 6.00% due 9/30/2016	350,000	393,269
Owens Corning 4.20% due 12/15/2022	500,000	508,492

		901,761
Chemicals – 1.1%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022	500,000	506,987
Celanese US Holdings LLC 5.875% due 6/15/2021	200,000	224,000
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	400,000	477,218
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	100,000	114,748
Lubrizol Corp. 8.875% due 2/1/2019	200,000	279,068
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019	500,000	552,500
NewMarket Corp. 4.10% due 12/15/2022(1)	400,000	407,005

		2,561,526
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	300,000	344,357

		344,357
Diversified Manufacturing – 0.5%
ABB Finance USA, Inc. 2.875% due 5/8/2022	500,000	511,921
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(1)	200,000	262,977
United Technologies Corp. Sr. Nt. 4.50% due 6/1/2042	400,000	444,464

		1,219,362

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Electric – 1.3%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035	$300,000	$326,180
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	300,000	325,024
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	233,686
Nevada Power Co. 6.65% due 4/1/2036	250,000	339,220
PPL Electric Utilities Corp. 6.25% due 5/15/2039	400,000	544,657
San Diego Gas & Electric Co. 3.00% due 8/15/2021	350,000	370,565
Union Electric Co. 3.90% due 9/15/2042	500,000	506,687
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	340,870

		2,986,889
Energy - Integrated – 0.4%
BP Capital Markets PLC 4.50% due 10/1/2020	475,000	547,419
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	400,138

		947,557
Entertainment – 0.5%
Time Warner, Inc. 4.00% due 1/15/2022	400,000	437,873
7.57% due 2/1/2024	350,000	471,565
Viacom, Inc. Sr. Nt. 6.875% due 4/30/2036	100,000	135,429

		1,044,867
Food And Beverage – 0.9%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042	400,000	401,849
Beam, Inc. Sr. Nt. 1.875% due 5/15/2017	500,000	510,750
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	300,000	342,378
Mondelez International, Inc. Sr. Nt. 6.50% due 2/9/2040	125,000	167,919

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Food And Beverage (continued)
Pernod-Ricard S.A. Sr. Nt. 5.75% due 4/7/2021(1)	$500,000	$598,063

		2,020,959
Gaming – 0.0%
Seminole Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(1)	105,000	107,088

		107,088
Government Related – 0.9%
Abu Dhabi National Energy Co. Sr. Nt. 3.625% due 1/12/2023(1)	400,000	412,000
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(1)	250,000	266,054
Pemex Project Funding Master Trust 5.75% due 3/1/2018	175,000	204,313
Petrobras International Finance Co. 5.875% due 3/1/2018	400,000	457,964
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(1)	550,000	689,562

		2,029,893
Health Insurance – 0.1%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	125,000	164,659
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	150,000	165,563

		330,222
Healthcare – 0.4%
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	200,000	211,450
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	300,000	342,000
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	200,000	260,400

		813,850
Independent Energy – 1.0%
Canadian Natural Resources Ltd. Sr. Nt. 6.25% due 3/15/2038	150,000	193,245

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Independent Energy (continued)
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(1)	$567,225	$639,546
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	500,000	591,339
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	225,000	276,315
Tosco Corp. Sr. Nt. 8.125% due 2/15/2030	125,000	185,367
Whiting Petroleum Corp. 6.50% due 10/1/2018	400,000	430,000

		2,315,812
Industrial - Other – 0.4%
Princeton University Sr. Nt. 5.70% due 3/1/2039	300,000	404,307
URS Corp. Sr. Nt. 5.00% due 4/1/2022(1)	500,000	514,734

		919,041
Insurance - Life – 1.0%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	250,000	295,549
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2066	125,000	133,653
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(1)	300,000	414,964
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	300,000	380,960
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(1)	300,000	324,740
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(1)	300,000	406,883
UnumProvident Finance Co. 6.85% due 11/15/2015(1)	300,000	339,425

		2,296,174

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Insurance P&C – 0.6%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	$200,000	$243,801
Allied World Assurance Co. Ltd. 7.50% due 8/1/2016	335,000	395,809
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	400,000	489,675
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	300,000	321,000

		1,450,285
Media Cable – 0.9%
Comcast Corp. 6.45% due 3/15/2037	250,000	320,797
6.50% due 1/15/2017	250,000	301,511
DirecTV Holdings LLC 3.80% due 3/15/2022	450,000	464,244
Time Warner Cable, Inc. 5.85% due 5/1/2017	550,000	649,725
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	300,000	322,875

		2,059,152
Media Noncable – 0.4%
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	300,000	301,125
The Interpublic Group of Companies, Inc. Sr. Nt. 4.00% due 3/15/2022	500,000	517,666

		818,791
Metals And Mining – 0.9%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	400,000	508,911
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	400,000	425,336
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 3.55% due 3/1/2022	150,000	148,766
GrafTech International Ltd. 6.375% due 11/15/2020(1)	200,000	207,250
Steel Dynamics, Inc. 6.75% due 4/1/2015	500,000	506,250
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	115,059

		1,911,572

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Non Captive Consumer – 0.3%
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	$300,000	$326,250
7.25% due 1/25/2022	400,000	441,000

		767,250
Non Captive Diversified – 0.8%
Ally Financial, Inc. 4.50% due 2/11/2014	350,000	360,062
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(1)	200,000	208,000
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	450,000	534,390
6.75% due 3/15/2032	200,000	259,747
KKR Group Finance Co. 6.375% due 9/29/2020(1)	400,000	464,224

		1,826,423
Oil Field Services – 0.3%
Transocean, Inc. 6.00% due 3/15/2018	200,000	231,958
Weatherford Bermuda 5.15% due 3/15/2013	200,000	201,585
6.50% due 8/1/2036	250,000	278,394

		711,937
Packaging – 0.7%
Ball Corp. 5.00% due 3/15/2022(3)	900,000	963,000
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020	500,000	518,750

		1,481,750
Paper – 0.5%
Georgia-Pacific LLC 5.40% due 11/1/2020(1)	250,000	297,409
Rock-Tenn Co. 4.90% due 3/1/2022(1)(3)	800,000	864,548

		1,161,957
Pharmaceuticals – 1.4%
AbbVie, Inc. Sr. Nt. 2.90% due 11/6/2022(1)	400,000	407,352
Celgene Corp. Sr. Nt. 3.25% due 8/15/2022	500,000	509,692

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Pharmaceuticals (continued)
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021	$600,000	$683,977
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	400,000	464,385
Merck & Co., Inc. Sr. Nt. 3.60% due 9/15/2042	250,000	246,662
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	300,000	379,193
Teva Pharmaceutical Finance IV BV 3.65% due 11/10/2021	400,000	428,093

		3,119,354
Pipelines – 0.9%
Boardwalk Pipelines LLC 5.75% due 9/15/2019	400,000	452,142
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	400,000	453,306
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	250,000	271,845
Enterprise Products Operating LLC 8.375% due 8/1/2066(2)	400,000	456,500
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	350,000	403,183

		2,036,976
Railroads – 0.2%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	400,000	430,719

		430,719
Refining – 0.5%
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(1)	300,000	363,472
Phillips 66 4.30% due 4/1/2022(1)	400,000	446,968
Valero Energy Corp. 9.375% due 3/15/2019	150,000	206,322

		1,016,762

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
REITs – 1.1%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	$300,000	$318,628
DDR Corp. Sr. Nt. 4.75% due 4/15/2018	1,000,000	1,108,273
ProLogis LP 6.875% due 3/15/2020	400,000	484,216
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	400,000	444,243

		2,355,360
Retailers – 0.2%
Target Corp. Sr. Nt. 4.00% due 7/1/2042	400,000	410,952

		410,952
Technology – 0.1%
National Semiconductor Corp. Sr. Nt. 6.60% due 6/15/2017	250,000	308,743

		308,743
Transportation Services – 0.2%
Sydney Airport Finance Co. Pty Ltd. Sr. Sec. Nt. 3.90% due 3/22/2023(1)	400,000	408,597

		408,597
Utility – 0.2%
American Water Capital Corp. Sr. Nt. 4.30% due 12/1/2042	400,000	415,413

		415,413
Wireless – 0.6%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	500,000	580,062
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	400,000	425,184
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	150,000	157,462
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037	100,000	132,267

		1,294,975

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Wirelines – 1.1%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	$300,000	$384,668
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	250,000	374,561
France Telecom S.A. Sr. Nt. 8.50% due 3/1/2031	115,000	172,140
Qwest Communications International, Inc. 7.125% due 4/1/2018	500,000	521,701
Telecom Italia Capital 5.25% due 10/1/2015	150,000	159,600
Telecom Italia Capital SA 5.25% due 11/15/2013	300,000	308,250
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	350,000	473,855

		2,394,775
Total Corporate Bonds (Cost $55,317,727)		62,217,847

	Principal Amount	Value
Hybrid ARMS – 0.1%
FNMA
2.691% due 12/1/2036(2)(3)	176,532	188,025
2.815% due 8/1/2046(2)	75,643	80,629
Total Hybrid ARMS (Cost $253,661)		268,654

	Principal Amount	Value
Mortgage Pass-Through Securities – 21.7%
FHLMC
4.00% due 12/1/2040	3,782,104	4,041,157
5.50% due 6/1/2038	330,184	356,485
7.00% due 9/1/2038	85,447	98,640
FNMA
3.00% due 12/1/2042(5)	17,310,000	18,137,634
3.50% due 6/1/2042	3,755,034	4,014,815
3.50% due 12/1/2042(5)	1,115,000	1,188,738
4.00% due 9/1/2040(3)	3,370,491	3,612,154
4.00% due 12/1/2042(5)	6,700,000	7,181,562
4.50% due 12/1/2042(5)	2,700,000	2,916,527

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
Mortgage Pass-Through Securities (continued)
5.00% due 12/1/2034 - 12/1/2039	$4,284,510	$4,641,520
5.50% due 4/1/2022 - 1/1/2038(3)	1,725,385	1,874,431
6.00% due 8/1/2021	146,390	161,124
6.50% due 1/1/2013 - 7/1/2014	8,847	9,120
7.00% due 9/1/2014 - 6/1/2032	106,131	123,408
7.50% due 12/1/2029 - 2/1/2031	104,742	126,917
8.00% due 6/1/2030 - 9/1/2030	43,932	54,218
GNMA 6.00% due 12/15/2033	77,568	87,465

Total Mortgage Pass-Through Securities (Cost $47,832,820)		48,625,915

	Principal Amount	Value
Municipal Bonds – 1.8%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	300,000	352,854
California St. G.O. 5.25% due 4/1/2014	200,000	210,844
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	400,000	507,384
Illinois St. G.O. 4.511% due 3/1/2015	300,000	318,843
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	300,000	379,470
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	600,000	706,404
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	340,000	406,984
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	300,000	403,218
Oregon Sch. Brd. Association 4.759% due 6/30/2028	200,000	236,362
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	400,000	532,388

Total Municipal Bonds (Cost $3,400,658)		4,054,751

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2012	Principal Amount	Value
U.S. Government Securities – 6.4%
U.S. Treasury Bonds
3.00% due 5/15/2042	$5,250,000	$5,348,437
3.125% due 11/15/2041	2,190,000	2,292,315
U.S. Treasury Notes
0.25% due 9/15/2015	480,000	478,950
0.375% due 3/15/2015	60,000	60,122
0.625% due 11/30/2017	3,275,000	3,263,999
1.625% due 8/15/2022 - 11/15/2022	1,547,000	1,531,138
2.125% due 2/29/2016	750,000	790,840
2.75% due 8/15/2042	650,000	627,656
Total U.S. Government Securities (Cost $14,330,168)		14,393,457

	Principal Amount	Value
Repurchase Agreements – 14.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $32,573,018, due 1/2/2013(6)	32,573,000	32,573,000

Total Repurchase Agreements (Cost $32,573,000)		32,573,000

Value
Total Investments - 111.7% (Cost $239,891,545)	250,872,750
Other Liabilities, Net - (11.7)%	(26,325,440)
Total Net Assets - 100.0%	$224,547,310

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $30,812,996, representing 13.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2012.
(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	TBA — To be announced.
(6)	The table below presents collateral for repurchase agreements.

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	0.25%	10/15/2015	$33,228,413

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs

Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$20,296,253	$—	$20,296,253

Collateralized Mortgage Obligations	—	25,736,239	—	25,736,239

Senior Secured Loans	—	3,813,537	—	3,813,537

Commercial Mortgage-Backed Securities	—	38,893,097	—	38,893,097

Corporate Bonds	—	62,217,847	—	62,217,847

Hybrid ARMS	—	268,654	—	268,654

Mortgage Pass-Through Securities	—	48,625,915	—	48,625,915

Municipal Bonds	—	4,054,751	—	4,054,751

U.S. Government Securities	—	14,393,457	—	14,393,457

Repurchase Agreements	—	32,573,000	—	32,573,000

Total	$—	$250,872,750	$—	$250,872,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Asset Backed Securities – 15.6%
Ally Auto Receivables Trust
2012-SN1 A4
0.70% due 12/21/2015	$6,300,000	$6,303,994
2012-5 A4
0.85% due 1/16/2018	7,165,000	7,176,134
2010-4 A3
0.91% due 11/17/2014	1,554,610	1,557,690
2010-3 A3
1.11% due 10/15/2014	2,329,680	2,334,884
Ally Master Owner Trust
2012-1 A2
1.44% due 2/15/2017	3,900,000	3,948,224
2011-1 A2
2.15% due 1/15/2016	7,825,000	7,952,939
2010-3 A
2.88% due 4/15/2015(1)	3,200,000	3,221,936
American Express Credit Account Master Trust 2012-2 A 0.68% due 3/15/2018(2)	14,500,000	14,546,342
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	2,060,188	2,064,199
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(3)	114,069	110,904
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)	12,275,000	12,585,521
Bank of America Auto Trust
2010-1A A4
2.18% due 2/15/2017(1)	1,078,863	1,084,543
2009-2A A4
3.03% due 10/15/2016(1)	618,913	621,573
BMW Vehicle Owner Trust 2011-A A3 0.76% due 8/25/2015	7,000,000	7,023,548
CenterPoint Energy Transition Bond Co. LLC 2001-1 A4 5.63% due 9/15/2015	151,954	156,230
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	161,547	163,945
Citibank Credit Card Issuance Trust 2003-A10 A10 4.75% due 12/10/2015	4,500,000	4,684,414
2004-A8 A8
4.90% due 12/12/2016	2,698,000	2,928,908

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Asset Backed Securities (continued)
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(3)	$139,503	$138,261
CNH Equipment Trust
2012-D A3
0.65% due 4/16/2018	8,500,000	8,494,925
2011-B A3
0.91% due 8/15/2016	5,000,000	5,024,470
2009-C A4
3.00% due 8/17/2015(2)	4,379,624	4,408,415
Dryrock Issuance Trust 2012-2 A 0.64% due 8/15/2018	6,200,000	6,199,653
Enterprise Fleet Financing LLC 2012-2 A2 0.72% due 4/20/2018(1)	7,100,000	7,103,316
Ford Credit Auto Lease Trust 2011-B A3 1.05% due 10/15/2014	13,000,000	13,064,324
Ford Credit Floorplan Master Owner Trust
2012-5 A
1.49% due 9/15/2019	9,600,000	9,651,552
2010-3 A2
1.909% due 2/15/2017(1)(3)	6,015,000	6,189,393
GE Capital Credit Card Master Note Trust
2012-1 A
1.03% due 1/15/2018	5,000,000	5,051,055
2012-6 A
1.36% due 8/17/2020	16,805,000	16,974,041
2010-3 A
2.21% due 6/15/2016	9,100,000	9,175,011
GE Equipment Transportation LLC 2012-1 A3 0.99% due 11/23/2015	6,500,000	6,540,287
Harley-Davidson Motorcycle Trust
2012-1 A3
0.68% due 4/15/2017	4,000,000	4,012,432
2011-2 A3
1.11% due 9/15/2016	1,065,000	1,072,662
Hertz Vehicle Financing LLC
2009-2A A1
4.26% due 3/25/2014(1)	6,549,500	6,585,935
2009-2A A2
5.29% due 3/25/2016(1)	8,200,000	8,918,878
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	6,310,000	6,337,922

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Asset Backed Securities (continued)
Huntington Auto Trust 2011-1A A3 1.01% due 1/15/2016(1)	$9,000,000	$9,048,951
Hyundai Auto Receivables Trust
2012-A A4
0.95% due 12/15/2016	5,000,000	5,046,065
2009-A A4
3.15% due 3/15/2016	1,500,505	1,524,610
Mercedes-Benz Auto Lease Trust 2011-B A3 1.07% due 8/15/2014(1)	7,000,000	7,026,929
Mercedes-Benz Auto Receivables Trust 2009-1 A3 1.67% due 1/15/2014	88,239	88,322
Mercedes-Benz Master Owner Trust 2012-AA A 0.79% due 11/15/2017(1)	11,600,000	11,583,841
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	12,548,572	13,198,976
Public Service New Hampshire Funding LLC 2001-1 A3 6.48% due 5/1/2015	336,375	338,078
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(3)	25,408	18,338
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	3,400,000	3,419,649
USAA Auto Owner Trust 2010-1 A4 2.14% due 9/15/2015	1,378,679	1,386,660
Volkswagen Auto Lease Trust
2012-A A3
0.87% due 7/20/2015	8,200,000	8,245,608
2010-A A4
1.18% due 10/20/2015	4,140,000	4,144,641
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(1)	7,500,000	7,552,417

World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	3,024,320	3,052,255
Total Asset Backed Securities (Cost $277,679,289)		279,083,800

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations — 11.5%
Banc of America Funding Corp. 2005-D A1 2.619% due 5/25/2035(3)	$3,462,809	$3,582,048
2004-2 1CB1 5.75% due 9/20/2034	2,179,253	2,297,745
Banc of America Mortgage Securities, Inc. 2003-J 2A2 3.172% due 11/25/2033(3)	2,285,850	2,321,198
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	258,132	260,184
Chase Mortgage Finance Corp. 2007-A1 2A1 2.991% due 2/25/2037(3)	3,549,934	3,614,710
2003-S10 A1 4.75% due 11/25/2018	1,340,968	1,380,568
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	183,061	183,158
Countrywide Home Loans Mortgage Pass- Through Trust 2003-50 A1 5.00% due 11/25/2018	5,135,292	5,282,593
2003-11 A31 5.50% due 5/25/2033	2,880,782	3,003,846
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	805,594	834,030
2003-8 2A1 5.00% due 4/25/2018	730,825	749,647
2004-5 5A1 5.00% due 8/25/2019	1,274,469	1,303,651
2003-11 1A31 5.50% due 6/25/2033	1,217,817	1,253,038
FHLMC 4105 WA 3.00% due 2/15/2041	13,323,638	13,493,785
4068 HA 3.00% due 10/15/2041	12,935,018	13,085,548
4098 UZ 4.00% due 8/15/2042	10,912,567	10,985,129
1534 Z 5.00% due 6/15/2023	75,337	75,601
20 H 5.50% due 10/25/2023	40,114	44,277
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	660,443	669,322

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
FNMA 2012-113 WA 3.00% due 3/25/2042	$6,446,431	$6,454,724
2012-139 NZ 3.00% due 12/25/2042	16,109,389	15,763,125
2012-113 ZU 3.50% due 10/25/2042	13,483,854	13,561,905
2003-63 GU 4.00% due 7/25/2033	898	910
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020	2,068,712	2,134,424
J.P. Morgan Mortgage Trust 2006-A2 5A1 2.908% due 11/25/2033(3)	4,425,608	4,521,515
2004-S2 1A3 4.75% due 11/25/2019	925,496	933,727
2005-A1 6T1 4.963% due 2/25/2035(3)	1,304,977	1,324,823
2005-A1 3A1 4.985% due 2/25/2035(3)	4,198,864	4,300,388
2004-S1 1A7 5.00% due 9/25/2034	1,311,358	1,347,918
Master Adjustable Rate Mortgages Trust 2004-13 3A7 2.63% due 11/21/2034(3)	9,290,000	9,614,667
2004-13 3A6 2.63% due 11/21/2034(3)	1,613,229	1,616,835
2004-13 2A1 2.67% due 4/21/2034(3)	5,040,708	5,150,566
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018	1,446,019	1,472,062
2003-9 5A2 4.75% due 10/25/2018	6,889,045	7,058,763
2003-5 2A1 5.00% due 6/25/2018	479,100	500,144
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.517% due 2/25/2035(3)	7,611,593	7,672,660
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	1,091,128	1,111,680
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	949,010	987,179
2004-2 A3 5.25% due 11/25/2019	522,615	545,521

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2003-3 A9 5.50% due 1/25/2034	$1,747,142	$1,777,363
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	27,304	27,763
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033(2)	1,725,220	1,699,944
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	1,731,907	1,772,088
2005-S1 2A1 4.75% due 2/25/2020	973,933	1,001,878
2005-S3 A1 4.75% due 3/25/2020	2,644,707	2,731,569
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(3)	1,737,654	1,759,565
2005-1 4A1 5.00% due 2/25/2020	1,313,676	1,342,783
2003-29 2A1 5.25% due 9/25/2023	2,776,820	2,821,635
2004-3 3A1 5.50% due 3/25/2019	1,696,901	1,748,305
Wells Fargo Mortgage Backed Securities Trust 2004-Z 2A2 2.623% due 12/25/2034(3)	3,557,945	3,601,758
2005-AR10 2A6 2.626% due 6/25/2035(3)	8,315,568	8,490,045
2005-AR12 2A5 2.627% due 6/25/2035(3)	6,794,599	6,885,626
2005-AR12 2A6 2.627% due 6/25/2035(3)	7,571,409	7,609,061
2003-J 2A1 4.422% due 10/25/2033(3)	992,245	1,004,418
2003-J 1A9 4.58% due 10/25/2033(3)	3,461,354	3,501,873
2003-N 2A1 4.736% due 12/25/2033(3)	2,938,950	2,996,874
2003-15 1A1 4.75% due 12/25/2018	285,956	294,496
2005-1 1A1 4.75% due 1/25/2020	730,292	768,534
2005-2 2A1 4.75% due 4/25/2020	510,626	531,291
2004-O A1 4.931% due 8/25/2034(3)	1,101,554	1,147,414
2004-2 A1 5.00% due 2/25/2019	941,124	961,513

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2006-7 1A1 5.25% due 6/25/2021	$451,444	$472,369
2003-9 1A4 5.25% due 8/25/2033	1,203,349	1,230,804

Total Collateralized Mortgage Obligations (Cost $204,301,035)		206,672,583

	Principal Amount	Value
Senior Secured Loans – 4.3%
Automotive – 0.3%
Allison Transmission, Inc. Term Loan B3 4.25% due 8/23/2019(3)	4,477,528	4,510,393

		4,510,393
Consumer Products – 0.2%
Bombardier Recreational Products, Inc. Extended Term Loan B2 4.46% due 6/28/2016(3)	2,700,000	2,708,451

		2,708,451
Gaming – 0.2%
Pinnacle Entertainment, Inc. Series A Incremental Term Loan 4.00% due 3/19/2019(3)	4,466,250	4,488,581

		4,488,581
Healthcare – 1.3%
DaVita, Inc. Term Loan B2 4.00% due 11/1/2019(3)	4,500,000	4,523,895
Fresenius Medical Care Holdings, Inc. Term Loan A 2.311% due 10/26/2017(3)	9,500,000	9,476,250
Hologic, Inc. Term Loan B 4.50% due 8/1/2019(3)	4,488,750	4,538,440
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(3)	4,469,859	4,500,567

		23,039,152
Independent Energy – 0.3%
Plains Exploration & Production 7 year Term Loan 4.00% due 11/30/2019(3)	4,500,000	4,514,085

		4,514,085

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Media Noncable – 0.2%
Tribune Co. Exit Term Loan 4.00% due 12/17/2019(3)	$3,500,000	$3,491,250

		3,491,250
Pharmaceuticals – 1.0%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(3)	4,703,968	4,744,470
RP Select Finance Trust Term Loan A 2.311% due 8/9/2016(3)	12,704,182	12,704,182

		17,448,652
Real Estate Investment Trusts – 0.1%
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(3)	2,550,000	2,556,375

		2,556,375
Refining – 0.1%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(3)	2,133,929	2,157,039

		2,157,039
Retailers – 0.4%
Lord & Taylor Holdings LLC Term Loan B 5.75% due 1/11/2019(3)	3,233,294	3,259,581
The Neiman Marcus Group, Inc. Extended Term Loan 4.75% due 5/16/2018(3)	4,500,000	4,501,125

		7,760,706
Wireless – 0.2%
Crown Castle International Corp. Term Loan B 4.00% due 1/31/2019(3)	4,455,000	4,475,404

		4,475,404
Total Senior Secured Loans (Cost $76,697,629)		77,150,088

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 16.8%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	13,305,000	13,646,859

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Banc of America Commercial Mortgage, Inc. 2005-5 A4 5.115% due 10/10/2045(2)(3)	$13,864,000	$15,366,303
2005-6 A4 5.19% due 9/10/2047(3)	10,540,000	11,742,119
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	2,970,000	3,060,668
2003-T10 A2 4.74% due 3/13/2040	680,326	681,617
2003-PWR2 A4 5.186% due 5/11/2039(3)	3,641,380	3,708,199
2005-PW10 A4 5.405% due 12/11/2040(3)	14,110,000	15,713,517
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(3)	337,437	339,331
Citigroup Commercial Mortgage Trust 2004-C1 A4 5.36% due 4/15/2040(3)	7,225,000	7,590,852
2006-C5 A4 5.431% due 10/15/2049	13,115,000	15,049,384
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4 5.219% due 7/15/2044(3)	9,710,000	10,775,808
2006-CD3 A5 5.617% due 10/15/2048	10,500,000	12,068,091
Commercial Mortgage Asset Trust 1999-C1 B 7.23% due 1/17/2032(3)	3,265,000	3,369,888
Commercial Mortgage Pass-Through Certificates 2005-LP5 A4 4.982% due 5/10/2043(3)	4,810,000	5,262,871
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2015(1)	3,650,000	3,805,552
4.523% due 1/15/2015(1)	2,750,000	2,899,339
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	1,411,950	1,416,202
2004-C2 A2 5.416% due 5/15/2036(3)	10,768,000	11,302,362
1997-C2 F 7.46% due 1/17/2035(3)	889,992	900,761
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	4,016,000	4,043,690

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	$5,329,518	$5,466,956
2004-C1 B 4.692% due 11/10/2038(3)	2,315,000	2,375,042
2003-C2 A4 5.145% due 7/10/2037	3,677,784	3,715,779
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.444% due 5/10/2040(3)	2,689,358	2,728,682
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	2,082,174	2,086,699
2004-GG1 A7 5.317% due 6/10/2036(3)	7,572,186	7,891,740
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2004-C3 A5 4.878% due 1/15/2042	6,325,000	6,752,456
2005-LDP1 A4 5.038% due 3/15/2046(3)	5,420,000	5,860,494
2005-LDP5 A4 5.20% due 12/15/2044(3)	5,085,000	5,667,588
2003-CB6 A2 5.255% due 7/12/2037(3)	3,225,304	3,268,527
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035(3)	5,775,000	5,869,011
2003-C8 A4 5.124% due 11/15/2032(3)	3,515,000	3,594,520
2006-C1 A4 5.156% due 2/15/2031	3,920,000	4,376,406
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(3)	6,300,000	6,705,802
2003-KEY1 A4 5.236% due 11/12/2035(3)	5,135,000	5,270,051
2005-LC1 A4 5.291% due 1/12/2044(3)	3,000,000	3,348,729
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	8,665,964	8,933,292
2005-HQ5 A4 5.168% due 1/14/2042	4,725,000	5,066,405
2005-HQ7 AAB 5.185% due 11/14/2042(3)	611,227	611,015
2005-IQ10 A4A 5.23% due 9/15/2042(3)	12,555,000	13,817,882

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2006-HQ8 A4 5.42% due 3/12/2044(3)	$9,500,000	$10,622,710
Motel 6 Trust 2012-MTL6 A2 1.948% due 10/5/2025(1)	7,200,000	7,253,798
Nomura Asset Securities Corp. 1998-D6 B1 6.00% due 3/15/2030(1)	3,317,000	3,355,096
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.155% due 5/18/2032(1)(3)	162,159	162,124
SBA Tower Trust 2.933% due 12/15/2042(1)(2)	13,000,000	13,529,529
TIAA CMBS Trust 2001-C1A H 5.77% due 6/19/2033(1)	4,000,000	4,138,556
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	1,228,613	1,240,614
2004-C10 A4 4.748% due 2/15/2041	1,600,204	1,656,520
2005-C18 A4 4.935% due 4/15/2042	4,500,000	4,881,303
2004-C11 A5 5.215% due 1/15/2041(3)	4,237,000	4,456,316
2006-C29 A4 5.308% due 11/15/2048	3,435,000	3,950,027

Total Commercial Mortgage-Backed Securities (Cost $302,348,876)		301,397,082

	Principal Amount	Value
Corporate Bonds – 34.9%
Aerospace & Defense – 0.3%
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	4,600,000	5,041,738

		5,041,738
Automotive – 1.1%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(1)	3,000,000	3,031,842
Daimler Finance North America LLC 1.875% due 9/15/2014(1)	4,000,000	4,065,560
Ford Motor Credit Co. LLC Sr. Nt. 2.75% due 5/15/2015	3,500,000	3,571,995

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Automotive (continued)
7.00% due 10/1/2013	$1,500,000	$1,567,650
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(1)	3,000,000	3,047,712
Volkswagen International Finance NV 1.625% due 3/22/2015(1)	4,500,000	4,561,380

		19,846,139
Banking – 7.9%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	3,500,000	3,573,136
American Express Credit Corp. Sr. Nt. 2.375% due 3/24/2017	2,500,000	2,615,793
Amsouth Bank Sub. Nt. 5.20% due 4/1/2015	3,000,000	3,135,000
Bank of America Corp. Sr. Nt. 4.50% due 4/1/2015	4,000,000	4,263,704
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	3,500,000	3,504,358
Capital One Financial Corp. Sr. Nt. 1.00% due 11/6/2015	2,500,000	2,491,555
2.125% due 7/15/2014	4,000,000	4,071,924
Citigroup, Inc. Sr. Nt. 5.50% due 4/11/2013	4,000,000	4,041,212
Sub. Nt. 5.00% due 9/15/2014	1,500,000	1,578,132
Credit Suisse/New York NY Sr. Nt. 5.00% due 5/15/2013	2,650,000	2,693,627
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	1,500,000	1,500,735
Fifth Third Capital Trust IV 6.50% due 4/15/2067(3)	4,500,000	4,500,000
HSBC USA, Inc. Sr. Nt. 1.625% due 1/16/2018	4,500,000	4,504,086
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(1)	4,400,000	4,457,442

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Banking (continued)
JPMorgan Chase & Co. Sr. Nt. 2.05% due 1/24/2014	$4,000,000	$4,062,584
Lloyds TSB Bank PLC 4.20% due 3/28/2017	4,250,000	4,711,720
Macquarie Bank Ltd. Sr. Nt. 3.45% due 7/27/2015(1)	2,750,000	2,859,703
Morgan Stanley Sr. Nt. 2.875% due 1/24/2014	3,750,000	3,813,015
National Bank of Canada 1.50% due 6/26/2015	3,500,000	3,559,966
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 12/31/2049(1)(3)(4)	3,000,000	3,024,240
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	2,000,000	2,020,000
Royal Bank of Canada Sr. Nt. 1.45% due 10/30/2014	4,500,000	4,577,476
Royal Bank of Scotland Group PLC Sr. Nt. 2.55% due 9/18/2015	4,500,000	4,605,345
Royal Bank of Scotland PLC 3.25% due 1/11/2014	4,500,000	4,580,622
Societe Generale SA 2.75% due 10/12/2017	4,500,000	4,577,499
Standard Chartered PLC Sr. Nt. 3.85% due 4/27/2015(1)	4,500,000	4,745,745
Sumitomo Mitsui Banking Corp. Sr. Nt. 1.35% due 7/18/2015	4,500,000	4,550,652
1.90% due 1/12/2015(1)	4,500,000	4,590,004
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	4,600,000	4,913,476
The Bank of New York Mellon Corp. Sr. Nt. 1.20% due 2/20/2015	2,700,000	2,728,990
The Goldman Sachs Group, Inc. Sr. Nt. 3.30% due 5/3/2015	2,750,000	2,866,207
5.15% due 1/15/2014	2,500,000	2,607,265

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Banking (continued)
Toronto-Dominion Bank Sr. Nt. 1.375% due 7/14/2014	$4,000,000	$4,052,620
U.S. Bancorp Jr. Sub. Nt. 3.442% due 2/1/2016	5,000,000	5,265,295
Sr. Nt. 2.875% due 11/20/2014	3,500,000	3,645,173
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	4,000,000	4,038,264
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	4,500,000	4,570,402
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	800,000	908,295
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	2,500,000	2,524,090

		141,329,352
Brokerage – 0.6%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016(2)	5,000,000	5,262,500
Jefferies Group, Inc. Sr. Nt. 3.875% due 11/9/2015	6,000,000	6,195,000

		11,457,500
Building Materials – 0.3%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018	4,500,000	4,981,910

		4,981,910
Chemicals – 0.8%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	4,325,000	4,396,730
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	5,600,000	5,780,527
Yara International ASA Sr. Nt. 5.25% due 12/15/2014(1)	4,500,000	4,837,419

		15,014,676

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Construction Machinery – 0.2%
Case New Holland, Inc. 7.75% due 9/1/2013	$2,000,000	$2,080,000
CNH Capital LLC Sr.Nt. 3.875% due 11/1/2015(1)	1,250,000	1,289,063

		3,369,063
Diversified Manufacturing – 1.0%
ADT Corp. Sr. Nt. 2.25% due 7/15/2017(1)	4,500,000	4,464,261
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	1,800,000	1,819,741
Eaton Corp. 0.95% due 11/2/2015(1)	2,600,000	2,607,909
Pentair Finance SA 1.35% due 12/1/2015(1)	1,750,000	1,748,450
Roper Industries, Inc. Sr. Nt. 1.85% due 11/15/2017	4,500,000	4,496,638
Tyco Flow Control International Finance SA 1.875% due 9/15/2017(1)	3,750,000	3,761,021

		18,898,020
Electric – 1.5%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	1,350,000	1,360,850
American Electric Power Co., Inc. Sr. Nt. 1.65% due 12/15/2017	2,700,000	2,709,460
Calpine Construction Finance Co. LP Sr. Sec. Nt. 8.00% due 6/1/2016(1)	4,500,000	4,781,250
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	3,500,000	4,126,675
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016	1,800,000	1,903,500
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	2,750,000	3,038,750
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	800,000	808,293

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Electric (continued)
PPL Energy Supply LLC Sr. Nt. Ser. A 5.70% due 10/15/2035	$3,195,000	$3,527,015
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	4,500,000	4,792,500

		27,048,293
Energy - Integrated – 0.3%
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	4,600,000	4,930,496

		4,930,496
Entertainment – 0.2%
Time Warner, Inc. 3.15% due 7/15/2015	3,000,000	3,172,485

		3,172,485
Food And Beverage – 1.3%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	2,500,000	2,511,547
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	2,000,000	2,008,956
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	2,750,000	2,785,533
Mondelez International, Inc. Sr. Nt. 2.625% due 5/8/2013	4,500,000	4,528,530
Pernod-Ricard SA Sr. Nt. 2.95% due 1/15/2017(1)	5,000,000	5,258,630
SABMiller Holdings, Inc. 1.85% due 1/15/2015(1)	5,000,000	5,098,435
Wm. Wrigley Jr. Co. Sr. Sec. Nt. 3.05% due 6/28/2013(1)	2,000,000	2,023,738

		24,215,369
Gaming – 0.0%
Seminole Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(1)	649,000	661,909

		661,909
Government Related – 0.5%
Abu Dhabi National Energy Co. Sr. Nt. 2.50% due 1/12/2018(1)	4,500,000	4,545,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	85

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Government Related (continued)
Petrobras International Finance Co. 2.875% due 2/6/2015(2)	$5,000,000	$5,130,475

		9,675,475
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	3,000,000	3,031,542
WellPoint, Inc. Sr. Nt. 1.25% due 9/10/2015	1,000,000	1,007,908

		4,039,450
Healthcare – 1.1%
Covidien International Finance SA 1.35% due 5/29/2015	4,500,000	4,560,894
Express Scripts Holding Co. 6.25% due 6/15/2014	3,500,000	3,769,073
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	4,550,000	4,563,727
McKesson Corp. Sr. Nt. 0.95% due 12/4/2015	1,750,000	1,752,462
Owens & Minor, Inc. 6.35% due 4/15/2016	4,100,000	4,497,102

		19,143,258
Home Construction – 0.2%
MDC Holdings, Inc. 5.375% due 7/1/2015	3,500,000	3,764,068

		3,764,068
Independent Energy – 1.3%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016	5,000,000	5,755,655
Chesapeake Energy Corp. 7.625% due 7/15/2013	4,750,000	4,892,500
Petrohawk Energy Corp. 7.875% due 6/1/2015	4,600,000	4,803,021
Quicksilver Resources, Inc. 8.25% due 8/1/2015	3,500,000	3,237,500
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	4,500,000	4,648,954

		23,337,630

86	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Industrial - Other – 0.3%
URS Corp. Sr. Nt. 3.85% due 4/1/2017(1)	$4,500,000	$4,635,626

		4,635,626
Insurance - Life – 1.6%
Aegon N.V. Sr. Nt. 4.75% due 6/1/2013	4,000,000	4,061,652
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	4,500,000	4,620,353
Assurant, Inc. Sr. Nt. 5.625% due 2/15/2014	3,000,000	3,130,011
Hartford Financial Services Group, Inc. Sr. Nt. 4.625% due 7/15/2013	3,500,000	3,567,347
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015	2,965,000	3,189,554
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.00% due 1/9/2015(1)	3,000,000	3,080,949
5.125% due 4/10/2013(1)	2,000,000	2,025,046
Prudential Financial, Inc. Sr. Nt. 2.75% due 1/14/2013	2,000,000	2,001,886
4.75% due 9/17/2015	3,000,000	3,288,441

		28,965,239
Insurance P&C – 0.7%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	2,525,000	2,689,784
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	1,700,000	1,823,199
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	2,762,000	2,775,445
Willis Group Holdings PLC 4.125% due 3/15/2016	4,500,000	4,799,786

		12,088,214
Lodging – 0.3%
Carnival Corp. 1.875% due 12/15/2017	2,000,000	2,002,716

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	87

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Lodging (continued)
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	$3,000,000	$3,075,000

		5,077,716
Media Cable – 0.3%
Cox Communications, Inc. Sr. Nt. 4.625% due 6/1/2013	2,200,000	2,237,877
DISH DBS Corp. 6.625% due 10/1/2014	3,500,000	3,762,500

		6,000,377
Media Noncable – 1.0%
NBCUniversal Media LLC Sr. Nt. 2.10% due 4/1/2014	4,000,000	4,073,208
News America, Inc. 5.30% due 12/15/2014	4,500,000	4,890,924
RR Donnelley & Sons Co. Sr. Nt. 5.50% due 5/15/2015	3,000,000	3,097,500
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,505,625
The Interpublic Group of Companies, Inc. Sr. Nt. 6.25% due 11/15/2014	4,500,000	4,871,250

		18,438,507
Metals And Mining – 1.4%
Anglo American Capital PLC 2.15% due 9/27/2013(1)	4,200,000	4,229,782
ArcelorMittal Sr. Nt. 4.25% due 2/25/2015	2,000,000	2,020,124
5.375% due 6/1/2013	4,000,000	4,040,164
BHP Billiton Finance USA Ltd. 1.125% due 11/21/2014	2,700,000	2,732,557
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	3,500,000	3,675,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 1.40% due 2/13/2015	2,700,000	2,694,341
Teck Resources Ltd. 2.50% due 2/1/2018	1,850,000	1,888,493
Xstrata Finance Canada Ltd. 1.80% due 10/23/2015(1)	750,000	754,072

88	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Metals And Mining (continued)
2.85% due 11/10/2014(1)	$3,500,000	$3,592,400

		25,626,933
Non Captive Consumer – 0.6%
HSBC Finance Corp. Sr. Nt. 4.75% due 7/15/2013	4,000,000	4,083,480
SLM Corp.
Sr. Nt.
5.00% due 4/15/2015	2,000,000	2,108,234
Sr. Nt. Ser. A
5.00% due 10/1/2013	3,750,000	3,839,063

		10,030,777
Non Captive Diversified – 0.9%
Ally Financial, Inc.
3.125% due 1/15/2016	2,000,000	2,002,154
4.50% due 2/11/2014	4,500,000	4,629,375
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(1)	5,000,000	5,200,000
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	4,500,000	4,501,273

		16,332,802
Oil Field Services – 0.7%
Transocean, Inc. 5.25% due 3/15/2013	4,750,000	4,791,710
Weatherford Bermuda 5.15% due 3/15/2013	3,500,000	3,527,734
Weatherford International, Inc. 6.35% due 6/15/2017	4,000,000	4,578,276

		12,897,720
Paper – 0.3%
Graphic Packaging International, Inc. 9.50% due 6/15/2017	4,500,000	4,860,000

		4,860,000
Pharmaceuticals – 1.2%
AbbVie, Inc. 1.20% due 11/6/2015(1)	6,500,000	6,543,426
Amgen, Inc. Sr. Nt. 1.875% due 11/15/2014	4,500,000	4,602,015
Gilead Sciences, Inc. Sr. Nt. 2.40% due 12/1/2014	5,000,000	5,156,140

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	89

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Pharmaceuticals (continued)
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	$4,500,000	$5,224,329

		21,525,910
Pipelines – 0.9%
Enterprise Products Operating LLC
1.25% due 8/13/2015	2,700,000	2,716,581
8.375% due 8/1/2066(3)	1,800,000	2,054,250
Midcontinent Express Pipeline LLC Sr. Nt. 5.45% due 9/15/2014(1)	4,500,000	4,714,281
ONEOK Partners LP 2.00% due 10/1/2017	2,750,000	2,772,858
Rockies Express Pipeline LLC Sr. Nt. 3.90% due 4/15/2015(1)	4,700,000	4,676,500

		16,934,470
Refining – 0.2%
Phillips 66 1.95% due 3/5/2015(1)	2,700,000	2,754,907

		2,754,907
REITs – 2.6%
BioMed Realty LP 3.85% due 4/15/2016	1,700,000	1,792,983
CommonWealth REIT Sr. Nt. 6.40% due 2/15/2015	3,000,000	3,220,053
ERP Operating LP Sr. Nt. 5.20% due 4/1/2013	5,500,000	5,557,508
HCP, Inc. Sr. Nt. 5.65% due 12/15/2013	4,200,000	4,393,158
ProLogis LP 5.625% due 11/15/2015	3,600,000	3,972,222
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017	2,400,000	2,765,515
Simon Property Group LP Sr. Nt. 1.50% due 2/1/2018(1)	2,500,000	2,485,887
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	4,500,000	5,105,142

90	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
REITs (continued)
Ventas Realty LP 2.00% due 2/15/2018	$4,500,000	$4,502,907
Washington Real Estate Investment Trust Sr. Nt. 5.25% due 1/15/2014	6,998,000	7,254,946
WEA Finance LLC 5.75% due 9/2/2015(1)	4,600,000	5,135,707

		46,186,028
Retailers – 0.2%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	3,500,000	3,661,914

		3,661,914
Supermarkets – 0.1%
TESCO PLC Sr. Nt. 2.00% due 12/5/2014(1)	1,800,000	1,839,344

		1,839,344
Technology – 1.3%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	2,300,000	2,320,383
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015	3,650,000	3,981,606
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013	1,200,000	1,210,098
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	4,000,000	4,017,812
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	2,500,000	2,539,430
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	2,000,000	2,025,764
Pitney Bowes, Inc. Sr. Nt. 3.875% due 6/15/2013	4,000,000	4,035,416
Xerox Corp. Sr. Nt. 5.65% due 5/15/2013	4,000,000	4,068,576

		24,199,085

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	91

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Tobacco – 0.1%
Reynolds American, Inc. 1.05% due 10/30/2015	$1,300,000	$1,299,598

		1,299,598
Transportation Services – 0.5%
ERAC USA Finance LLC
1.40% due 4/15/2016(1)	1,000,000	1,006,705
2.25% due 1/10/2014(1)	1,000,000	1,010,189
Heathrow Funding Ltd. Sr. Sec Nt. 2.50% due 6/25/2015(1)	3,846,000	3,972,372
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016	2,500,000	2,624,560

		8,613,826
Wireless – 0.3%
America Movil SAB de C.V. 3.625% due 3/30/2015	4,500,000	4,771,377

		4,771,377
Wirelines – 0.6%
British Telecommunications PLC Sr. Nt. 2.00% due 6/22/2015	2,700,000	2,775,649
Telecom Italia Capital SA 5.25% due 11/15/2013	3,000,000	3,082,500
Telefonica Emisiones SAU 2.582% due 4/26/2013	4,550,000	4,565,925

		10,424,074
Total Corporate Bonds (Cost $617,411,828)		627,091,275

	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 2.815% due 8/1/2046(3)	26,489	28,235

Total Hybrid ARMS (Cost $26,719)		28,235

92	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2012	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	$41,015	$47,348

Total Mortgage-Backed Securities (Cost $42,553)		47,348

	Principal Amount	Value
U.S. Agencies – 1.3%
Federal Home Loan Mortgage Corp.
1.00% due 8/27/2014	10,000,000	10,129,380
2.00% due 8/25/2016	13,000,000	13,681,668

Total U.S. Agencies (Cost $23,468,560)		23,811,048

	Principal Amount	Value
U.S. Government Securities – 12.2%
U.S. Treasury Notes
0.25% due 6/30/2014 - 12/15/2015	116,185,000	115,933,870
0.375% due 11/15/2014 - 11/15/2015	66,945,000	67,014,860
0.50% due 8/15/2014	2,075,000	2,084,078
0.625% due 11/30/2017	20,145,000	20,077,333
1.00% due 10/31/2016	12,850,000	13,094,947
Total U.S. Government Securities (Cost $218,079,079)		218,205,088

	Principal Amount	Value
Municipal Bonds – 0.5%
Illinois St. G.O. 4.511% due 3/1/2015	4,400,000	4,676,364
Puerto Rico Comwlth. Govt. Dev. Bk. Sr. Nt. Ser. A 3.448% due 2/1/2015	4,500,000	4,465,035

Total Municipal Bonds (Cost $9,079,170)		9,141,399

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	93

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

	Principal Amount	Value
Repurchase Agreements – 4.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $73,467,041, due 1/2/2013(5)	$73,467,000	$73,467,000

Total Repurchase Agreements (Cost $73,467,000)		73,467,000
Total Investments - 101.2% (Cost $1,802,601,738)		1,816,094,946
Other Liabilities, Net - (1.2)%		(21,773,977)
Total Net Assets - 100.0%		$1,794,320,969

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $285,294,253, representing 15.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Securities are segregated for anticipated collateral requirements.
(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2012.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	0.25%	3/31/2014	$74,938,556

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$279,083,800	$—	$279,083,800

Collateralized Mortgage Obligations	—	206,672,583	—	206,672,583

Senior Secured Loans	—	77,150,088	—	77,150,088

Commercial Mortgage-Backed Securities	—	301,397,082	—	301,397,082

Corporate Bonds	—	627,091,275	—	627,091,275

94	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Hybrid ARMS	$—	$28,235	$—	$28,235

Mortgage-Backed Securities	—	47,348	—	47,348

U.S. Agencies	—	23,811,048	—	23,811,048

U.S. Government Securities	—	218,205,088	—	218,205,088

Municipal Bonds	—	9,141,399	—	9,141,399

Repurchase Agreements	—	73,467,000	—	73,467,000

Total	$—	$1,816,094,946	$—	$1,816,094,946

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	95

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Corporate Bonds – 89.0%
Aerospace & Defense – 0.4%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	$450,000	$473,063

		473,063
Automotive – 3.5%
American Axle & Manufacturing, Inc.
6.625% due 10/15/2022	400,000	406,000
7.75% due 11/15/2019	730,000	792,050
7.875% due 3/1/2017	400,000	414,000
General Motors Financial Co., Inc. 6.75% due 6/1/2018	830,000	952,162
Schaeffler Finance BV
Sr. Sec. Nt.
7.75% due 2/15/2017(1)	370,000	410,700
8.50% due 2/15/2019(1)	750,000	847,500
The Goodyear Tire & Rubber Co. 7.00% due 5/15/2022	750,000	804,375

		4,626,787
Banking – 1.5%
Citigroup, Inc. Jr. Sub. Nt. 5.95% due 1/30/2023(2)(3)	1,000,000	1,012,500
Royal Bank of Scotland Group PLC
Jr. Sub. Nt.
7.648% due 9/30/2031(2)(3)	300,000	303,000
9.118% due 5/29/2013(3)	700,000	700,000

		2,015,500
Brokerage – 1.5%
E*Trade Financial Corp.
Sr. Nt.
6.00% due 11/15/2017	700,000	715,750
6.375% due 11/15/2019	500,000	512,500
6.75% due 6/1/2016	700,000	736,750

		1,965,000
Building Materials – 1.1%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	680,000	685,100
Nortek, Inc. 8.50% due 4/15/2021(1)	670,000	742,025

		1,427,125

96	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Construction Machinery – 2.4%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(1)	$390,000	$423,150
Terex Corp. 6.00% due 5/15/2021	600,000	631,500
The Manitowoc Co., Inc. 5.875% due 10/15/2022	1,000,000	1,000,000
United Rentals North America, Inc.
Sec. Nt.
5.75% due 7/15/2018(1)	350,000	377,125
6.125% due 6/15/2023	400,000	422,000
7.625% due 4/15/2022(1)	350,000	391,125

		3,244,900
Consumer Cyclical Services – 0.6%
Live Nation Entertainment, Inc. 7.00% due 9/1/2020(1)	400,000	417,500
The Geo Group, Inc. 6.625% due 2/15/2021	300,000	333,000

		750,500
Consumer Products – 1.2%
NBTY, Inc. 9.00% due 10/1/2018	900,000	1,017,000
Party City Holdings, Inc. Sr. Nt. 8.875% due 8/1/2020(1)	500,000	536,250

		1,553,250
Electric – 3.1%
Calpine Corp.
Sr. Sec. Nt.
7.50% due 2/15/2021(1)	270,000	298,350
7.875% due 7/31/2020(1)	540,000	606,150
Covanta Holding Corp. Sr. Nt. 6.375% due 10/1/2022	670,000	727,599
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	380,000	433,200
NRG Energy, Inc.
6.625% due 3/15/2023(1)	330,000	353,100
8.50% due 6/15/2019	600,000	660,000
The AES Corp.
Sr. Nt.
7.375% due 7/1/2021	530,000	588,300
8.00% due 6/1/2020	360,000	414,000

		4,080,699

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	97

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Entertainment – 1.1%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	$405,000	$446,006
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(1)	940,000	991,700

		1,437,706
Food And Beverage – 1.9%
Aramark Corp. 3.813% due 2/1/2015(2)	135,000	134,494
Aramark Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(1)(4)	1,000,000	1,023,760
Michael Foods, Inc. 9.75% due 7/15/2018	1,250,000	1,381,250

		2,539,504
Gaming – 2.1%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	600,000	525,000
MGM Resorts International 6.625% due 12/15/2021	400,000	400,000
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	450,000	486,000
Scientific Games International, Inc.
6.25% due 9/1/2020(1)	700,000	722,750
9.25% due 6/15/2019	620,000	689,750

		2,823,500
Government Related – 0.8%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	945,000	1,091,475

		1,091,475
Health Insurance – 0.8%
AMERIGROUP Corp. Sr. Nt. 7.50% due 11/15/2019	925,000	1,110,000

		1,110,000
Healthcare – 5.7%
Amsurg Corp. 5.625% due 11/30/2020(1)	800,000	832,000
CDRT Holding Corp. Sr. Nt. 9.25% due 10/1/2017(1)(4)	1,000,000	1,020,000

98	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Healthcare (continued)
DaVita HealthCare Partners, Inc.
5.75% due 8/15/2022	$400,000	$421,500
6.625% due 11/1/2020	600,000	652,500
HCA, Inc.
Sr. Sec. Nt.
7.875% due 2/15/2020	250,000	278,125
8.50% due 4/15/2019	340,000	379,100
9.875% due 2/15/2017	182,000	192,237
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(1)	630,000	652,050
Kinetic Concepts, Inc. 12.50% due 11/1/2019(1)	600,000	570,750
Rural/Metro Corp. Sr. Nt. 10.125% due 7/15/2019(1)	750,000	720,000
Teleflex, Inc. 6.875% due 6/1/2019	330,000	356,400
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020(1)	600,000	632,250
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	800,000	828,000

		7,534,912
Home Construction – 1.6%
Meritage Homes Corp. 7.15% due 4/15/2020	850,000	930,750
Taylor Morrison Communities, Inc. 7.75% due 4/15/2020(1)	1,100,000	1,166,000

		2,096,750
Independent Energy – 10.1%
Alta Mesa Holdings 9.625% due 10/15/2018	870,000	896,100
BreitBurn Energy Partners L.P. 7.875% due 4/15/2022(1)	260,000	269,750
Chesapeake Energy Corp. 9.50% due 2/15/2015	500,000	565,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	630,000	627,637
Continental Resources, Inc. 8.25% due 10/1/2019	270,000	302,400
Eagle Rock Energy Partners L.P.
8.375% due 6/1/2019(1)	370,000	377,400
8.375% due 6/1/2019	410,000	418,200

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Independent Energy (continued)
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017	$310,000	$354,175
EV Energy Partners L.P. 8.00% due 4/15/2019	680,000	721,650
Halcon Resources Corp. 9.75% due 7/15/2020(1)	670,000	723,600
Harvest Operations Corp. 6.875% due 10/1/2017	700,000	777,000
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019	640,000	705,600
Laredo Petroleum, Inc. 7.375% due 5/1/2022	250,000	271,250
Legacy Reserves L.P. 8.00% due 12/1/2020(1)	670,000	683,400
Linn Energy LLC
6.25% due 11/1/2019(1)	600,000	603,000
6.50% due 5/15/2019	260,000	262,600
Oasis Petroleum, Inc. 6.50% due 11/1/2021	1,000,000	1,062,500
OGX Austria GmbH 8.375% due 4/1/2022(1)	670,000	559,450
Plains Exploration & Production Co.
6.125% due 6/15/2019	400,000	436,000
6.625% due 5/1/2021	550,000	605,688
6.75% due 2/1/2022	230,000	258,175
Samson Investment Co. Sr. Nt. 9.75% due 2/15/2020(1)	530,000	560,475
SandRidge Energy, Inc. 7.50% due 3/15/2021	910,000	973,700
Vanguard Natural Resources LLC 7.875% due 4/1/2020	410,000	428,450

		13,443,200
Industrial - Other – 0.4%
General Cable Corp. 5.75% due 10/1/2022(1)	450,000	465,750

		465,750
Insurance - Life – 0.6%
CNO Financial Group, Inc. Sr. Sec. Nt. 6.375% due 10/1/2020(1)	700,000	728,000

		728,000

100	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Insurance P&C – 0.4%
Onex USI Aquisition Corp. Sr. Nt. 7.75% due 1/15/2021(1)	$600,000	$591,000

		591,000
Lodging – 0.5%
Royal Caribbean Cruises Ltd. Sr. Nt. 5.25% due 11/15/2022	670,000	708,525

		708,525
Media Cable – 3.7%
Block Communications, Inc. Sr. Nt. 7.25% due 2/1/2020(1)	1,500,000	1,593,750
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	540,000	540,675
CCO Holdings LLC
6.625% due 1/31/2022	300,000	327,750
7.375% due 6/1/2020	240,000	266,400
7.875% due 4/30/2018	700,000	753,375
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021(1)	900,000	997,875
Mediacom LLC Sr. Nt. 9.125% due 8/15/2019	450,000	498,375

		4,978,200
Media Noncable – 6.8%
Hughes Satellite Systems Corp.
Sr. Sec. Nt.
6.50% due 6/15/2019	560,000	617,400
7.625% due 6/15/2021	800,000	910,000
Intelsat Jackson Holdings S.A.
7.25% due 4/1/2019	300,000	322,500
7.25% due 10/15/2020(1)	670,000	726,950
7.50% due 4/1/2021	690,000	760,725
Intelsat Luxembourg S.A. 11.50% due 2/4/2017(4)	700,000	743,750
Sinclair Television Group, Inc.
Sr. Nt.
6.125% due 10/1/2022(1)	330,000	350,212
8.375% due 10/15/2018	500,000	558,750
Sirius XM Radio, Inc. 5.25% due 8/15/2022(1)	300,000	303,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	101

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Media Noncable (continued)
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(1)	$940,000	$987,000
Univision Communications, Inc.
Sr. Sec. Nt.
6.75% due 9/15/2022(1)	900,000	929,250
6.875% due 5/15/2019(1)	560,000	582,400
7.875% due 11/1/2020(1)	480,000	519,600
ViaSat, Inc. 6.875% due 6/15/2020	750,000	783,750

		9,095,287
Metals And Mining – 2.6%
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	750,000	787,500
GrafTech International Ltd. 6.375% due 11/15/2020(1)	670,000	694,288
Peabody Energy Corp. 6.00% due 11/15/2018	750,000	796,875
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	500,000	530,000
Steel Dynamics, Inc. 6.125% due 8/15/2019(1)	670,000	710,200

		3,518,863
Non Captive Diversified – 3.5%
AerCap Aviation Solutions BV 6.375% due 5/30/2017	800,000	840,000
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019(1)	500,000	521,250
Ally Financial, Inc. 8.00% due 11/1/2031	500,000	633,125
CIT Group, Inc.
Sr. Nt.
5.00% due 5/15/2017	670,000	710,200
5.25% due 3/15/2018	550,000	588,500
5.50% due 2/15/2019(1)	450,000	490,500
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	750,000	842,812

		4,626,387
Oil Field Services – 1.5%
Drill Rigs Holdings, Inc. Sr. Sec. Nt. 6.50% due 10/1/2017(1)	670,000	666,650
SESI LLC 7.125% due 12/15/2021	800,000	890,000

102	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Oil Field Services (continued)
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	$463,000	$491,938

		2,048,588
Packaging – 1.5%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 5.75% due 10/15/2020(1)	1,000,000	1,032,500
Sealed Air Corp. 8.125% due 9/15/2019(1)	900,000	1,012,500

		2,045,000
Paper – 0.7%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	870,000	913,500

		913,500
Pharmaceuticals – 1.9%
Catalent Pharma Solutions, Inc. 7.875% due 10/15/2018(1)	540,000	544,050
Grifols, Inc. 8.25% due 2/1/2018	500,000	550,625
Jaguar Holding Co. II Sr. Nt. 9.50% due 12/1/2019(1)	700,000	794,500
Sky Growth Acquisition Corp. 7.375% due 10/15/2020(1)	670,000	666,650

		2,555,825
Pipelines – 4.2%
Access Midstream Partners L.P. 4.875% due 5/15/2023	350,000	355,250
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	380,000	404,700
Copano Energy LLC 7.125% due 4/1/2021	1,000,000	1,073,750
Crosstex Energy L.P. 7.125% due 6/1/2022(1)	400,000	417,000
Inergy Midstream L.P. 6.00% due 12/15/2020(1)	400,000	413,000
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	600,000	655,500
Regency Energy Partners L.P.
5.50% due 4/15/2023	360,000	384,300
6.50% due 7/15/2021	650,000	711,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	103

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Pipelines (continued)
Targa Resources Partners L.P.
5.25% due 5/1/2023(1)	$200,000	$207,000
6.375% due 8/1/2022(1)	380,000	414,200
6.875% due 2/1/2021	500,000	547,500

		5,583,950
Refining – 1.7%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019	870,000	943,950
CVR Refining LLC Sec. Nt. 6.50% due 11/1/2022(1)	670,000	666,650
Northern Tier Energy LLC Sr. Sec. Nt. 7.125% due 11/15/2020(1)	670,000	693,450

		2,304,050
REITs – 1.0%
Sabra Health Care L.P. 8.125% due 11/1/2018	1,280,000	1,364,800

		1,364,800
Retailers – 3.8%
99 Cents Only Stores 11.00% due 12/15/2019	1,000,000	1,140,000
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	1,100,000	1,188,000
CDR DB Sub, Inc. Sr. Nt. 7.75% due 10/15/2020(1)	1,000,000	997,500
The Pantry, Inc. 8.375% due 8/1/2020(1)	500,000	522,500
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(4)	1,190,000	1,228,794

		5,076,794
Supermarkets – 1.5%
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017(1)	1,200,000	1,245,000
10.125% due 10/15/2015	710,000	749,050

		1,994,050
Technology – 5.1%
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	130,000	134,550

104	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Technology (continued)
Avaya, Inc. 10.125% due 11/1/2015	$730,000	$653,350
CDW LLC 8.50% due 4/1/2019	1,000,000	1,082,500
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	530,000	579,025
First Data Corp.
Sec. Nt.
8.75% due 1/15/2022(1)(4)	1,013,000	1,035,792
10.55% due 9/24/2015	800,000	819,000
12.625% due 1/15/2021	400,000	421,000
Infor U.S., Inc. 11.50% due 7/15/2018	580,000	678,600
Sanmina Corp. 7.00% due 5/15/2019(1)	660,000	673,200
SunGard Data Systems, Inc. 6.625% due 11/1/2019(1)	670,000	685,075

		6,762,092
Transportation Services – 1.4%
Avis Budget Car Rental LLC
9.625% due 3/15/2018	450,000	501,750
9.75% due 3/15/2020	450,000	519,750
Hertz Corp. 7.50% due 10/15/2018	700,000	773,500

		1,795,000
Utility – 0.4%
Niska Gas Storage US LLC 8.875% due 3/15/2018	560,000	575,400

		575,400
Wireless – 5.4%
Cricket Communications, Inc. 7.75% due 10/15/2020	600,000	612,000
Crown Castle International Corp. Sr. Nt. 5.25% due 1/15/2023(1)	740,000	791,800
Digicel Group Ltd. Sr. Nt. 8.25% due 9/30/2020(1)	500,000	550,000
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	540,000	577,800
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	500,000	541,250
NII Capital Corp. 8.875% due 12/15/2019	550,000	437,250

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	105

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Wireless (continued)
SBA Telecommunications, Inc. 5.75% due 7/15/2020(1)	$670,000	$711,875
Sprint Nextel Corp.
Sr. Nt.
6.00% due 12/1/2016 - 11/15/2022	1,700,000	1,788,750
7.00% due 3/1/2020(1)	200,000	232,500
9.00% due 11/15/2018(1)	525,000	648,375
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	380,000	334,400

		7,226,000
Wirelines – 1.0%
Frontier Communications Corp.
Sr. Nt.
8.125% due 10/1/2018	540,000	621,000
8.25% due 4/15/2017	280,000	323,400
Windstream Corp. 7.875% due 11/1/2017	330,000	371,250

		1,315,650
Total Corporate Bonds (Cost $111,811,191)		118,486,582

	Principal Amount	Value
Senior Secured Loans – 5.4%
Gaming – 0.9%
Harrah’s Prop Co. Mezzanine Term Loan 3.21% due 2/13/2013(2)	1,400,000	1,241,800

		1,241,800
Healthcare – 1.5%
AssuraMed Holding, Inc. 2nd Lien Term Loan 9.25% due 4/24/2020(2)	1,000,000	1,008,750
Kindred Healthcare, Inc. Term Loan 5.25% due 6/1/2018(2)	994,950	970,076

		1,978,826
Packaging – 0.8%
Exopack LLC Term Loan 6.50% due 5/31/2017(2)	985,000	985,000

		985,000

106	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2012	Principal Amount	Value
Retailers – 1.5%
The Neiman Marcus Group, Inc. Extended Term Loan 4.75% due 5/16/2018(2)	$2,000,000	$2,000,500

		2,000,500
Technology – 0.7%
Attachmate Corp. New 2nd Lien Term Loan 11.00% due 11/22/2018(2)	1,000,000	981,500

		981,500
Total Senior Secured Loans (Cost $7,289,812)		7,187,626

	Shares	Value
Preferred Stocks – 0.7%
Banking – 0.7%
Regions Financial Corp.	40,000	988,400

		988,400
Total Preferred Stocks (Cost $1,000,000)		988,400

	Principal Amount	Value
Repurchase Agreements – 3.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $4,908,003, due 1/2/2013(5)	4,908,000	4,908,000
Total Repurchase Agreements (Cost $4,908,000)		4,908,000
Total Investments - 98.8% (Cost $125,009,003)		131,570,608
Other Assets, Net - 1.2%		1,617,503
Total Net Assets - 100.0%		$133,188,111

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $48,474,783, representing 36.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at December 31, 2012.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	107

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

Security	Coupon	Maturity Date	Value

FHLMC	2.00%	1/30/2023	$5,008,414

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$118,486,582	$—	$118,486,582

Senior Secured Loans	—	7,187,626	—	7,187,626

Preferred Stocks	988,400	—	—	988,400

Repurchase Agreements	—	4,908,000	—	4,908,000

Total	$988,400	$130,582,208	$—	$131,570,608

108	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Municipal Bonds – 94.4%
Arizona – 1.1%
Arizona St. Transn. Brd. Hwy. Rev. Ser. B 5.00% due 7/1/2032	$1,000,000	$1,155,850
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,764,270
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,780,980
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2027	575,000	628,216

		5,329,316
California – 8.4%
California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Wtr. Sys. Ser. AG 5.00% due 12/1/2028	1,500,000	1,818,075
California St. Dept. Veterans Affairs Home Pur. Rev. AMT-Ser. A 5.00% due 12/1/2032	1,495,000	1,521,985
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,786,320
California St. Pub. Wrks. Brd. Lease Rev. Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A 6.125% due 4/1/2028	1,000,000	1,217,280
Trustees Calif. St. Univ. Ser. D 6.125% due 4/1/2028	1,245,000	1,497,884
Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,875,000	2,301,600
Dept. Dev. Svcs. Porterville Ser. C 6.50% due 4/1/2029	1,500,000	1,846,635
California St. Var. Purp. G.O. 5.125% due 4/1/2033	3,000,000	3,397,110
6.00% due 3/1/2033 - 11/1/2035	5,000,000	6,134,790
6.50% due 4/1/2033	2,000,000	2,490,980
California Statewide Cmntys. Dev. Auth. Rev. Var. Kaiser Hosp. Ser. C 5.25% due 8/1/2031	1,115,000	1,228,451
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Rev. Enhanced Asset Bkd. Ser. A AMBAC Insured 5.00% due 6/1/2021	1,500,000	1,503,225

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	109

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
California (continued)
Los Angeles CA Dept. of Arpts. Rev. AMT-Senior-Intl. Private Activity-Ser. A 5.00% due 5/15/2029	$3,000,000	$3,497,220
Sr-Los Angeles Intl. Arpt. Ser. A 5.00% due 5/15/2035	3,000,000	3,406,410
San Francisco City & Cnty. Arpt. Commn. Intl. Rev. Ref-AMT-Second-Ser. C 5.00% due 5/1/2025	1,500,000	1,726,650
Ser. G 5.25% due 5/1/2025	2,000,000	2,409,320
San Francisco City & Cnty. CA Pub. Utilities Commn. Wtr. Rev. Wtr. Sys. Impt. Proj. Sub. Ser. A 5.00% due 11/1/2029	2,000,000	2,386,700
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,225,020

		41,395,655
Colorado – 1.1%
Colorado Health Facs. Auth. Rev. Ref-Adventist Health/Sunbelt Ser. D 5.25% due 11/15/2035(1)	1,825,000	1,964,010
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A FHA Insured 5.50% due 11/1/2029	1,085,000	1,107,720
Colorado St. Health Facs. Auth. Rev. Catholic Health-Ser. A 5.25% due 2/1/2031	2,000,000	2,312,780

		5,384,510
Connecticut – 4.0%
Connecticut St. G.O.
Ser. B 5.00% due 4/15/2029	3,000,000	3,598,410
Ser. C 5.75% due 11/1/2019	1,500,000	1,880,925
Ser. D 0.90% due 9/15/2018(1)	3,000,000	3,017,310
5.00% due 11/1/2030	2,000,000	2,381,480
Ser. E 5.00% due 9/15/2031 - 9/15/2032	3,480,000	4,162,938
Connecticut St. Gen. Rev. Revolving Fd. Ser. A 5.00% due 1/1/2024	1,500,000	1,832,070

110	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Connecticut (continued)
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	$1,500,000	$1,739,070
Univ. of Connecticut Ser. A 5.00% due 2/15/2031	1,000,000	1,180,930

		19,793,133
Delaware – 0.3%
Wilmington Delaware G.O.
Ser. A 5.00% due 12/1/2018(2)	1,195,000	1,469,336
5.00% due 12/1/2028	55,000	64,084

		1,533,420
District Of Columbia – 2.0%
District of Columbia Income Tax Sec. Rev. Ser. A 5.00% due 12/1/2036	2,000,000	2,315,680
District of Columbia Metropolitian Arpts. Auth. Arpt. Sys. Rev. AMT-Ser. A 5.00% due 10/1/2030	3,000,000	3,392,400
Metropolitan Washington DC Arpt. Auth. Sys. Rev. Ser. A 5.00% due 10/1/2026	2,000,000	2,359,120
AMT-Ser.C 5.00% due 10/1/2028	1,500,000	1,737,855

		9,805,055
Florida – 4.5%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev.
Health First Inc. Proj. 5.00% due 4/1/2018	2,830,000	3,119,481
7.00% due 4/1/2039	1,500,000	1,875,960
Broward Cnty. FLA Arpt. Sys. Rev. Ser. Q-1 5.00% due 10/1/2023	2,085,000	2,541,198
Broward Cnty. FLA Wtr. & Swr. Utility Rev. Ser. A 5.00% due 10/1/2037	2,000,000	2,341,160
Florida St. G.O. Brd. of Ed. Ser. A 5.00% due 1/1/2022	2,000,000	2,386,800
Dept. Trans. Right of Way 5.375% due 7/1/2027	1,500,000	1,762,005

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	111

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Florida (continued)
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	$1,500,000	$1,759,740
Miami-Dade Cnty. FLA Health Facs. Auth. Hosp. Rev. Ref- Miami Childrens Hosp. Ser. A 6.125% due 8/1/2042	500,000	585,570
Palm Beach Cnty. FLA Solid Waste Auth. Ref. 5.00% due 10/1/2031	2,000,000	2,285,640
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,740,270
Sarasota Cnty. FLA Pub. Hosp. Dist. Hosp. Rev. Sarasota Memorial Hosp. Proj. Ser. A 5.625% due 7/1/2039	1,500,000	1,648,935

		22,046,759
Georgia – 2.1%
Atlanta GA Arpt. Rev. Ref-Gen-Ser. C 5.25% due 1/1/2030	1,000,000	1,175,130
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.00% due 11/1/2027 - 11/1/2029	3,000,000	3,723,060
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2018(2)	1,760,000	2,104,608
5.00% due 2/1/2032 - 2/1/2036	2,740,000	3,161,310

		10,164,108
Guam – 0.2%
Guam Govt. Business Privilege Tax Rev. Ser. A 5.00% due 1/1/2027	1,000,000	1,145,570

		1,145,570
Hawaii – 0.6%
Hawaii St. G.O. Ref-Ser. DZ 5.00% due 12/1/2031	2,500,000	2,991,900

		2,991,900
Illinois – 5.6%
Chicago IL Brd. of Ed. G.O. Ser. A 5.50% due 12/1/2039	2,000,000	2,312,080
Chicago IL O’Hare Intl. Arpt. Rev. AMT-Ref-Passenger Fac. Charge-Ser. B 5.00% due 1/1/2023	1,500,000	1,731,060

112	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Illinois (continued)
Ref-AMT-Gen-Senior Lien-Ser. B 5.00% due 1/1/2024	$2,500,000	$2,861,800
Chicago IL Sales Tax Rev. Ser. A 5.25% due 1/1/2038	3,000,000	3,439,380
Cook Cnty. IL G.O. Ref-Ser. C 5.00% due 11/15/2019	1,000,000	1,201,440
Illinois St. G.O.
5.00% due 3/1/2017 - 1/1/2019 Ref.	6,350,000	7,260,818
5.00% due 1/1/2024 - 8/1/2025	4,500,000	5,053,630
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ref. Ser. A-1 5.25% due 1/1/2030	2,000,000	2,273,820
Ser. B 5.50% due 1/1/2033	1,500,000	1,710,690

		27,844,718
Indiana – 0.5%
Indiana Fin. Auth. Health Sys. Rev. Sisters of St. Francis Health 5.00% due 11/1/2025	2,000,000	2,243,820

		2,243,820
Iowa – 0.5%
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	2,000,000	2,218,020

		2,218,020
Kansas – 0.7%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,805,430
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,758,405

		3,563,835
Louisiana – 1.6%
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,760,186
Louisiana St. G.O. Ser. A 5.00% due 9/1/2025	1,500,000	1,858,860

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	113

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Louisiana (continued)
St. John The Baptist Parish LA Rev. Marathon Oil Corp.-Ser. A 5.125% due 6/1/2037	$4,000,000	$4,256,560

		7,875,606
Maine – 0.4%
Maine St. Tpk. Auth. Rev. 6.00% due 7/1/2034	1,500,000	1,799,865

		1,799,865
Maryland – 1.7%
Anne Arundel Cnty. MD G.O. Cons. Gen. Impt. 5.00% due 4/1/2028	1,500,000	1,833,930
Baltimore Cnty. MD G.O. Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,764,435
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	1,500,000	1,815,030
Prince Georges Cnty. MD G.O. Cons. Pub. Impt. Ser. A 5.00% due 9/15/2029	2,285,000	2,782,810

		8,196,205
Massachusetts – 5.3%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,766,010
Massachusetts St. College Bldg. Auth. Ser. A 5.00% due 5/1/2028	2,000,000	2,413,520
Ser. B 5.00% due 5/1/2030	1,500,000	1,736,490
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,305,060
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. A, M.I.T. 5.00% due 7/1/2038	1,500,000	1,711,095
Harvard Univ. Ser. B 5.00% due 10/1/2038	1,500,000	1,722,330
Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,795,515
Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,865,295
Massachusetts St. Sch. Bldg. Auth. Sales Tax Rev. Ref-Senior-Ser. B 5.00% due 8/15/2020	2,000,000	2,508,400

114	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Massachusetts (continued)
Ref-Senior-Ser. A 5.00% due 8/15/2030	$2,500,000	$3,033,500
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,788,165
Massachusetts St. Wtr. Res. Auth. Ref-Gen-Ser. B 5.00% due 8/1/2031	2,000,000	2,367,300
Ser. A 5.00% due 8/1/2037	1,000,000	1,161,740

		26,174,420
Michigan – 2.7%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,384,900
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev. Ser. B 5.00% due 10/1/2018	1,820,000	2,007,569
Wayne Cnty. MI Arpt. Auth. Rev. AMT-Ref-Detroit Met Arpt. Ser. D 5.00% due 12/1/2019	2,000,000	2,304,420
Detroit Met Arpt. Ser. A 5.00% due 12/1/2019	1,000,000	1,206,260
Arpt. Rev. Ref-Ser. B 5.00% due 12/1/2020	2,595,000	3,153,314
AMT-Arpt. Rev. Ref. Ser. A 5.00% due 12/1/2022	2,000,000	2,300,480

		13,356,943
Minnesota – 1.7%
Minnesota St. G.O. Hwy. & Var. Purp. 5.00% due 8/1/2022	1,500,000	1,769,865
Ref-St. Var. Purp. Ser. D 5.00% due 8/1/2022	1,500,000	1,879,455
Var. Purp. Ser. D 5.00% due 8/1/2024	2,000,000	2,483,260
Minnesota St. Pub. Safety Radio 5.00% due 6/1/2024	2,000,000	2,376,360

		8,508,940
Mississippi – 0.4%
Warren Cnty. MS Gulf Opportunity Zone Intl. Paper Ser. A 6.50% due 9/1/2032	1,500,000	1,728,270

		1,728,270

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	115

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Missouri – 1.4%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2038	$1,500,000	$1,756,350
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,830,345
Missouri St. Hwys & Trans Commn. St. Rd. Rev. (1st Lein) 5.00% due 5/1/2025	1,500,000	1,691,505
(2nd Lein) 5.25% due 5/1/2018	1,500,000	1,775,460

		7,053,660
Nevada – 0.9%
Clark Cnty. NV G.O. Ref-Transn-Ser. A 5.00% due 12/1/2029	2,000,000	2,254,500
Clark Cnty. NV Wtr. Reclamation Dist. G.O. Ser. A 5.25% due 7/1/2038	2,000,000	2,373,780

		4,628,280
New Jersey – 5.0%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured 5.00% due 12/15/2023	2,000,000	2,341,920
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,785,015
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2022	1,500,000	1,631,385
New Jersey Environmental Infrastructure Tr. AMT-Ser. B 5.00% due 9/1/2028	1,355,000	1,578,209
New Jersey Garden St. Preservation Tr. Ser. A FSA Insured 5.50% due 11/1/2015	1,500,000	1,711,020
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E 5.00% due 7/1/2033	1,500,000	1,726,515
New Jersey St. Trans. Trust Fund Auth. Rev. Trans. Sys. Ser. A 5.50% due 6/15/2041	3,000,000	3,463,920

116	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
New Jersey (continued)
New Jersey St. Transn. Tr. Fd. Auth. Transn. Sys. Ser. D 5.00% due 6/15/2020	$2,000,000	$2,179,680
Transn. Sys. Ser. C FSA Insured 5.50% due 12/15/2016	1,500,000	1,763,145
Transn. Sys. Ser. B 5.50% due 6/15/2031	1,500,000	1,805,265
New Jersey St. Turnpike Auth. Ser. B 5.00% due 1/1/2021	2,000,000	2,421,380
New Jersey St. Var. Purp. G.O. 5.00% due 6/1/2021	2,000,000	2,435,700

		24,843,154
New York – 9.0%
Metropolitan Transn. Auth. NY Dedicated Tax Fd. Subser. B-2 5.00% due 11/15/2031	2,000,000	2,356,960
Ser. B
5.00% due 11/15/2034	1,500,000	1,686,780
Metropolitan Transn. Auth. NY Rev. Ser. D 5.00% due 11/15/2024	2,500,000	2,976,550
New York City NY Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Ref-Ser. AA 5.00% due 6/15/2034	2,000,000	2,307,780
New York NY G.O. Ser. D1 5.125% due 12/1/2024	1,500,000	1,769,595
Ser. H-1 5.25% due 3/1/2021	1,500,000	1,825,740
Subser. B-1 5.25% due 9/1/2025	2,000,000	2,393,360
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	2,000,000	2,440,700
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C 5.00% due 7/1/2029	1,500,000	1,702,755
New York St. Dorm. Auth. Revs. St. Supp. Debt. Third Gen. Res. St. Univ. Edl. Facs. Ser. A 5.00% due 5/15/2026	1,000,000	1,210,320
New York St. Dorm. Auth. St. Personal Income Tax Rev. Ser. E 5.00% due 8/15/2027	2,000,000	2,405,880

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	117

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
New York (continued)
New York St. Environmental Facs. Corp. St. Clean Wtr. & Drinking Revolving Fds. NYC Muni. Wtr. Fin. Auth. Projs-2nd Res-Ser. D 5.00% due 6/15/2024 - 6/15/2027	$5,000,000	$6,189,490
New York St. Liberty Dev. Corp. Liberty Rev. Ref-7 World Trade Ctr. Class 1 5.00% due 9/15/2029 - 9/15/2040	4,925,000	5,773,540
New York St. Thruway Auth. NY 5.25% due 3/15/2027	1,500,000	1,733,505
New York St.Thruway Auth. Second Gen. Hwy. & Bridge Tr. Fd. Ser. A-1 5.00% due 4/1/2028	1,500,000	1,772,775
Port Authority of NY & NJ Consol-Ser. 169 5.00% due 10/15/2024	2,000,000	2,352,260
Consol-Ser. 172 5.00% due 10/1/2030	3,000,000	3,478,380

		44,376,370
North Carolina – 2.5%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	1,750,000	2,097,427
North Carolina St. Med. Care Commn. Hlth. Care Facs. Rev. Duke Univ. Health. Sys. Ser. A 5.00% due 6/1/2032	2,000,000	2,343,620
Raleigh NC Combined Enterprise Sys. Rev. Ser. A 5.00% due 3/1/2026	1,600,000	1,813,984
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,767,750
Wake Cnty. NC G.O. 5.00% due 3/1/2017(2)	1,500,000	1,762,530
Pub. Impt. Ser. A 5.00% due 4/1/2018	2,000,000	2,410,920

		12,196,231
Ohio – 1.9%
Buckeye OH Tobacco Settlement Fing. Auth. Asset Bkd. Ser. A-1 5.00% due 6/1/2015	2,000,000	2,146,720
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,742,880

118	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Ohio (continued)
Lucas Cnty. OH Hosp. Rev. Ref-Promedica Healthcare-Ser. D 5.25% due 11/15/2028	$1,550,000	$1,769,077
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,500,000	1,751,415
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,704,255

		9,114,347
Oklahoma – 0.4%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,952,125

		1,952,125
Oregon – 1.3%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2032	1,500,000	1,844,790
Oregon St. Dept. Administrative Svcs. Lottery Rev. Ser. A 5.25% due 4/1/2030	1,480,000	1,792,428
Oregon St. Dept. Trans. Hwy. User Tax Rev. Sr. Lien-Ser. A 5.00% due 11/15/2033	1,500,000	1,718,370
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,207,540

		6,563,128
Pennsylvania – 1.2%
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	1,000,000	1,125,430
Pennsylvania St. Tpk. Commn. Oil Franchise Tax Rev. Rmk. Ser. C of 2003 Tpk. 5.00% due 12/1/2032	2,125,000	2,360,769
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub-Spl-Motor License Fd. Enhanced Ser. A 6.00% due 12/1/2036	1,000,000	1,223,180
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	1,000,000	1,160,990

		5,870,369

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	119

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Puerto Rico – 6.6%
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. A 5.25% due 7/1/2023	$2,000,000	$2,035,900
5.75% due 7/1/2028	2,000,000	2,067,960
Ref. Pub. Impt. Ser. B 6.50% due 7/1/2037	500,000	526,150
Puerto Rico Comwlth. Govt. Dev. Bk. Ser. B Sr. Nts. 5.00% due 12/1/2014	2,460,000	2,561,229
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Ser. K 5.00% due 7/1/2021	2,000,000	2,012,080
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Rev. Ser. I FGIC Insured 5.00% due 7/1/2024	1,500,000	1,501,485
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. TT 5.00% due 7/1/2024	1,500,000	1,507,170
Ser. ZZ 5.25% due 7/1/2025	2,000,000	2,037,160
Ser. WW 5.50% due 7/1/2021	1,500,000	1,573,005
Ser. XX 5.75% due 7/1/2036	2,000,000	2,052,560
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Ref-Govt. Facs. Ser. H 5.25% due 7/1/2013	500,000	506,505
Ref-Govt. Facs. Ser. F 5.25% due 7/1/2017	1,470,000	1,543,618
Govt. Facs. Ser. S 5.75% due 7/1/2022	2,000,000	2,055,240
Ref-Govt. Facs. Ser. P 6.00% due 7/1/2019	1,170,000	1,280,237
7.00% due 7/1/2021	1,500,000	1,559,220
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Ser. C 5.00% due 8/1/2022	2,000,000	2,361,720
Ser. A 5.00% due 8/1/2024	2,000,000	2,105,120
5.25% due 8/1/2027	1,500,000	1,582,575
Ser. A Pre-refunded-First Sub 6.125% due 2/1/2019(2)	40,000	42,539
Ser. A Unrefunded-First Sub 6.125% due 8/1/2029	1,460,000	1,522,912

		32,434,385

120	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Rhode Island – 0.8%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	$1,500,000	$1,822,110
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.00% due 6/1/2023	880,000	881,610
6.125% due 6/1/2032	1,015,000	1,034,762

		3,738,482
South Carolina – 3.0%
Charleston Cnty. SC G.O. Cap. Impt. Transn. Sales Tax 5.00% due 11/1/2022	2,000,000	2,540,580
Greenville SC Hosp. Sys. Brd. Hosp. Facs. Rev. Ref. 5.00% due 5/1/2031	3,000,000	3,322,530
South Carolina St. Pub. Svc. Auth. Rev. Obgs-Ser. D 5.00% due 12/1/2030	3,000,000	3,520,830
Ref-Santee Cooper Proj. Ser. C 5.00% due 12/1/2036	2,000,000	2,260,520
Ser. B 5.25% due 1/1/2034	1,500,000	1,730,010
Ref. Ser. A 5.50% due 1/1/2015	1,500,000	1,645,620

		15,020,090
Tennessee – 1.7%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Health Alliance 5.625% due 7/1/2030	1,500,000	1,792,410
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Health & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,250,000	1,435,200
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,778,550
Tennessee St. G.O. Ser. C 5.00% due 5/1/2018(2)	1,425,000	1,733,897
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	1,500,000	1,720,905

		8,460,962
Texas – 8.7%
Allen, Tex. Indpt. Sch. Dist. G.O. Ref. 5.00% due 2/15/2036	1,580,000	1,820,776

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	121

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Texas (continued)
Austin, Tex. Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026	$2,000,000	$2,419,980
Bexar Cnty. Tex. G.O. Certificates Oblig. 5.00% due 6/15/2030	1,500,000	1,716,225
Canadian River Tex. Mun. Wtr. Auth. Sub Lien-Conjunctive Use Groundwater Supply Proj. 5.00% due 2/15/2026	2,000,000	2,347,440
Dallas-Fort Worth Tex. Intl. Arpt. Rev. Ref-JT-Ser. B 5.00% due 11/1/2023	2,500,000	2,949,400
Harris Cnty. Tex. Flood Ctl. Dist. Ref-Contract Tax Ser. A 5.00% due 10/1/2034	2,000,000	2,310,280
Harris Cnty. Tex. G.O. Ser. B 5.00% due 10/1/2024	1,500,000	1,812,840
Ref-Rd-Ser. A 5.25% due 10/1/2031	1,500,000	1,823,370
Montgomery Cnty. Tex. G.O. 5.125% due 3/1/2031	1,500,000	1,715,115
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,767,450
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023 - 1/1/2025	4,250,000	5,079,205
North Tex. Twy. Auth. Rev. Ref-1st Tier Ser. A 5.00% due 1/1/2029	3,000,000	3,459,570
Spl. Projs. Sys. Ser. A 5.00% due 9/1/2031	2,000,000	2,351,280
Spl. Projs. Sys. Ser. D 5.00% due 9/1/2031	2,000,000	2,351,280
Sr. Projs. Sys. Ser. A 5.50% due 9/1/2036	1,500,000	1,797,930
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,775,055
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien 6.875% due 12/31/2039	3,130,000	3,737,283
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,737,270

		42,971,749

122	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Utah – 0.2%
Metropolitan Wtr. Dist. of UT Salt Lake & Sandy Wtr. Rev. Ref. Ser. A 5.00% due 7/1/2037	$1,000,000	$1,165,930

		1,165,930
Virginia – 1.8%
Fairfax Cnty. VA Indl. Dev. Auth. Rev. Health Care Inova Ser. C 5.00% due 5/15/2025	500,000	575,650
Tobacco Settlement Fin. Corp. VA Asset Bkd. 5.50% due 5/1/2018(2)	1,340,000	1,445,016
Virginia St. Pub. Sch. Auth. Sch. Fing. Ser. B 5.00% due 8/1/2028	1,500,000	1,756,110
5.25% due 8/1/2033	1,000,000	1,179,300
Virginia St. Pub. Sch. Auth. Spl. Oblg. Montgomery Cnty. Sch. Fing. 5.00% due 1/15/2026	2,000,000	2,415,060
Virginia St. Res. Auth. Infrastructure Rev. Pooled Fing. Prog. Ser. B 5.00% due 11/1/2030	1,375,000	1,674,846

		9,045,982
Washington – 2.0%
Clark Cnty. WA Pub. Utility Dist. No. 001 Generating Sys. Rev. 5.00% due 1/1/2024	2,000,000	2,314,740
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	1,815,000	2,138,016
Port of Seattle WA Rev. AMT-Ref-Ser. B 5.00% due 9/1/2024	1,500,000	1,748,355
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.50% due 6/1/2026	1,400,000	1,455,930
Washington St. G.O. Motor Vehicle Tax-Senior 520 Corridor Prog. Toll-Ser. C 5.00% due 6/1/2033	2,000,000	2,355,440

		10,012,481
Wisconsin – 0.6%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care Ser. A 5.00% due 7/15/2028	1,000,000	1,122,330

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	123

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2012	Principal Amount	Value
Wisconsin (continued)
Aurora Health Care 6.50% due 4/15/2033	$2,000,000	$2,023,520

		3,145,850
Total Municipal Bonds (Cost $426,673,073)		465,693,643
Total Investments - 94.4% (Cost $426,673,073)		465,693,643
Other Assets, Net - 5.6%		27,469,506
Total Net Assets - 100.0%		$493,163,149

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2012.
(2)	Pre-refunded.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$465,693,643	$—	$465,693,643

Total	$—	$465,693,643	$—	$465,693,643

124	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
Municipal Bonds – 97.3%
Alabama – 0.6%
Selma AL Indl. Dev. Brd. Rev. Gulf Oppty. Zone Intl. Paper Co. Ser. A 5.80% due 5/1/2034	$1,500,000	$1,686,075

		1,686,075
Arizona – 0.8%
Tempe AZ Indl. Dev. Auth. Rev. Ref- Friendship Vlg. Ser. A 6.25% due 12/1/2042	2,000,000	2,183,860

		2,183,860
California – 11.1%
California Hlth. Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2020(1)	1,500,000	1,984,575
California St. Hsg. Fin. Agy. Rev. AMT-Home Mtge. Ser. K 5.50% due 2/1/2042	1,480,000	1,533,236
California St. Muni. Fin. Auth. Rev. Emerson College 5.75% due 1/1/2033	1,300,000	1,539,395
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. A 5.00% due 4/1/2034 - 4/1/2037	4,500,000	4,940,805
Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,841,280
6.625% due 11/1/2034	1,985,000	2,437,004
California St. Var. Purp. G.O. 5.125% due 4/1/2033	2,000,000	2,264,740
6.00% due 11/1/2039	1,500,000	1,825,365
Foothill Eastern Trans. Corridor Agy. CA. Toll Road Rev. Ref-Convertible Cap. Apprec. 5.875% due 1/15/2026	2,000,000	2,065,900
Port of Oakland CA Rev. Ref-AMT-Ser. O 5.125% due 5/1/2031	1,250,000	1,392,675
San Diego Calif. Redev. Agy. Tax Allocation Rev. City Heights Redev. Ser. A 5.625% due 9/1/2040	1,000,000	1,018,270
Naval Training Ctr. Ser. A 5.75% due 9/1/2040	1,000,000	1,058,900
San Ysidro Redev. Ser. A 5.75% due 9/1/2040	1,000,000	1,058,900

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	125

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
California (continued)
San Francisco Calif. City & Cnty. Arpt. Commn. Intl. Arpt. Rev. Ref. AMT- Second Ser. F 5.00% due 5/1/2030	$1,540,000	$1,703,163
San Jose CA. Arpt. Rev. AMT-Ser. A-1 5.75% due 3/1/2034	2,000,000	2,275,780
Tulare Calif. Redev. Agy. Tax Allocation Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	2,055,242

		30,995,230
Colorado – 3.8%
Colorado E-470 Pub. Hwy. Auth. Rev. Ser. C 5.375% due 9/1/2026	1,000,000	1,101,660
Colorado Regl. Trans. Dist. Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2034	3,425,000	4,029,615
Regl. Transn. Dist. CO Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2026 - 1/15/2041	4,670,000	5,477,030

		10,608,305
Delaware – 0.6%
Delaware St. Muni. Elec. Corp. Rev. 5.00% due 7/1/2037	1,500,000	1,660,560

		1,660,560
District Of Columbia – 3.3%
District of Columbia Metropolitian Arpts. Auth. Arpt. Sys. Rev. Ser. A 5.00% due 10/1/2028	2,500,000	2,853,725
AMT-Ser. A 5.00% due 10/1/2030	2,000,000	2,261,600
District of Columbia Rev. Utd. Negro College Fund 6.875% due 7/1/2040	2,000,000	2,431,160
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	1,500,000	1,772,460

		9,318,945
Florida – 8.1%
Brevard Cnty. FLA Hlth. Facs. Auth. Hlth. Care Facs. Rev. Hlth. First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,875,960
Broward Cnty. FLA Arpt. Sys. Rev. AMT-Ser. Q-2 5.00% due 10/1/2037	2,750,000	3,030,555

126	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
Florida (continued)
Highlands Cnty. FLA Hlth. Facs. Auth. Rev. Adventist Hlth./Sunbelt Ser. B 6.00% due 11/15/2037	$1,600,000	$1,892,432
Miami-Dade Cnty. FLA Aviation Rev. AMT-Ser. A 5.00% due 10/1/2031	1,000,000	1,128,150
Miami-Dade Cnty. FLA Hlth. Facs. Auth. Hosp. Rev. Ref- Miami Childrens Hosp. 5.875% due 8/1/2042	975,000	1,129,577
Ref- Miami Childrens Hosp. Ser. A 6.125% due 8/1/2042	3,395,000	3,976,020
Palm Beach Cnty. FLA Solid Waste Auth. Ref. 5.00% due 10/1/2031	1,000,000	1,142,820
Village Cmnty. Dev. Dist. No. 10 FLA Spl. Assessment Rev. 5.00% due 5/1/2032	2,000,000	1,975,460
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	2,270,000	2,676,035
Ref-Phase III 6.125% due 5/1/2040	3,340,000	3,935,054

		22,762,063
Georgia – 1.2%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.25% due 11/1/2039	1,250,000	1,536,225
De Kalb Cnty. GA Wtr. & Swr. Rev. Ser. A 5.25% due 10/1/2030	1,500,000	1,774,215

		3,310,440
Illinois – 7.6%
Chicago IL Brd. of Ed. G.O. Ser. A 5.50% due 12/1/2039	1,500,000	1,734,060
Chicago IL O’Hare Intl. Arpt. Rev. AMT-Gen-Sr. Lien-Ser. B 5.00% due 1/1/2030	2,000,000	2,205,380
AMT-Ref. Passenger Facs. Charge-Ser. B 5.00% due 1/1/2030	2,000,000	2,205,380
Gen-Third Lien-Ser. A 5.75% due 1/1/2039	1,500,000	1,758,615
Chicago IL Proj. G.O. Ser. A 5.00% due 1/1/2034	1,500,000	1,668,615

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	127

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
Illinois (continued)
Chicago IL Wtr. Rev. Ref. 5.00% due 11/1/2029	$1,490,000	$1,751,599
Illinois Fin. Auth. Rev. Temps-50-Park Place Elmhurst Ser. D-3 6.25% due 8/15/2015	1,250,000	1,253,062
Ref-Roosevelt Univ. Proj. 6.25% due 4/1/2029	2,600,000	2,963,922
6.50% due 4/1/2044 Temps-75-Admiral at Lake-D-1 7.00% due 5/15/2018	755,000 1,000,000	857,401 1,013,780
Illinois St. G.O. Ref. 5.00% due 1/1/2024	1,500,000	1,666,950
Ser. A 5.00% due 9/1/2031	2,000,000	2,168,720

		21,247,484
Indiana – 1.5%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	1,900,000	2,057,244
Indiana St. Fin. Auth. Rev. Cmnty. Fndtn. Northwest Indiana 5.00% due 3/1/2030	2,000,000	2,218,360

		4,275,604
Iowa – 0.4%
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	1,000,000	1,109,010

		1,109,010
Kentucky – 1.9%
Kentucky St. Economic Dev. Fin. Auth. Owensboro Med. Hlth Sys. Ser. A 6.00% due 6/1/2030	2,000,000	2,336,520
Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	2,500,000	2,972,550

		5,309,070
Louisiana – 2.6%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. 6.50% due 5/15/2037	1,500,000	1,823,775
St. John The Baptist Parish LA Rev. Marathon Oil Corp. Ser. A 5.125% due 6/1/2037	5,000,000	5,320,700

		7,144,475

128	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
Maryland – 0.6%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury MD Oblig. Ser. B 6.00% due 1/1/2023	$1,500,000	$1,707,855

		1,707,855
Massachusetts – 1.7%
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1 7.25% due 6/1/2016(2)	1,100,000	533,511
Groves-Lincoln Ser. A 7.50% due 6/1/2029(2)	1,000,000	476,420
Massachusetts Edl. Fing. Auth. Ed. Loan Rev. Ser. J 5.625% due 7/1/2028 - 7/1/2033	3,500,000	3,833,735

		4,843,666
Michigan – 2.7%
Detroit MI Wtr. Sply. Sys. Rev. Sr. Lien Ser. A 5.25% due 7/1/2041	2,000,000	2,148,680
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership AMT-Ser. C 5.50% due 12/1/2028	1,130,000	1,215,948
Wayne Cnty. MI Arpt. Auth. Rev. AMT-Arpt. Rev. Ref. Ser. A 5.00% due 12/1/2022	1,500,000	1,725,360
Detroit Met Wayne Cnty. Arpt. NATL-RE Insured 5.00% due 12/1/2034	1,500,000	1,534,530
AMT-Detroit Met Arpt.Ser. B 5.00% due 12/1/2037	1,000,000	1,072,640

		7,697,158
Nevada – 0.6%
Clark Cnty. NV Ind. Dev. Rev. Southwest Gas Corp. Proj. Ser. A AMBAC Insured 5.25% due 7/1/2034	1,500,000	1,537,170

		1,537,170
New Jersey – 6.4%
New Jersey Economic Dev. Auth. Rev. Ref. 5.00% due 6/15/2026	5,000,000	5,685,000
MSU Student Hsg. Proj. Provident Group Montclair LLC 5.875% due 6/1/2042	2,000,000	2,268,460

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	129

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
New Jersey (continued)
New Jersey St. Higher Ed. Assistance Auth. Student Loan Rev. Ser. 1 5.75% due 12/1/2028	$1,500,000	$1,695,030
New Jersey St. Trans. Trust Fund Auth. Rev. Transn. Ser. AA 5.00% due 6/15/2029	2,000,000	2,343,060
Transn. Ser. A 5.25% due 6/15/2030	2,000,000	2,369,600
Transn. Ser. B 5.25% due 6/15/2036	1,060,000	1,208,760
Trans. Sys. Ser. A
5.50% due 6/15/2041	2,000,000	2,309,280

		17,879,190
New Mexico – 1.4%
Farmington NM Poll. Ctrl. Rev. Ref-AMT-Pub. Svc. N Mex San Juan Ser. D 5.90% due 6/1/2040	2,000,000	2,236,040
Ref- Pub. Svc. N Mex Ser. F 6.25% due 6/1/2040	1,600,000	1,758,816

		3,994,856
New York – 5.2%
Albany NY Cap. Res. Corp. Rev. St. Peter’s Hosp. 6.25% due 11/15/2038	1,500,000	1,816,950
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,707,525
Metropolitan Transn. Auth. NY Rev. Ref-Ser. D 5.00% due 11/15/2027 - 11/15/2030	4,500,000	5,171,825
Ser. D 5.00% due 11/15/2027	1,500,000	1,759,965
New York St. Thruway. Auth. Gen. Rev. Ser. I 5.00% due 1/1/2037	2,000,000	2,257,680
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK Intl. Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,760,445

		14,474,390
North Carolina – 0.8%
North Carolina St. Med. Care Commn. Hlth. Care Facs. Rev. Duke Univ. Health. Sys. Ser. A 5.00% due 6/1/2032	2,000,000	2,343,620

		2,343,620

130	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
Ohio – 1.8%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. Univ. Proj. 6.00% due 6/1/2045	$1,500,000	$1,664,265
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,000,000	1,167,610
Ohio St. Environmental Facs. Rev. Ford Motor Co. Proj. 5.95% due 9/1/2029	760,000	760,616
6.15% due 6/1/2030	1,500,000	1,501,320

		5,093,811
Oklahoma – 1.2%
Oklahoma Dev. Fin. Auth. CCRC Rev. Ref-Inverness Vlg. Cmnty. 6.00% due 1/1/2032	1,625,000	1,747,623
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	1,500,000	1,692,000

		3,439,623
Pennsylvania – 4.8%
Allegheny Cnty. PA Arpt. Auth. Rev. Pittsburgh Intl. Arpt. Ser. A-1 5.00% due 1/1/2028	1,000,000	1,101,880
Cumberland Cnty. PA Mun. Auth. Rev. Ref-Asbury PA Oblig. Group 5.25% due 1/1/2032	1,350,000	1,406,956
Asbury PA Oblig. Group 6.00% due 1/1/2030	1,250,000	1,369,250
Diakon Lutheran 6.125% due 1/1/2029	1,500,000	1,684,455
Dauphin Cnty. PA Gen. Auth. Hlth. Sys. Rev. Pinnacle Hlth. Sys. Proj. 5.00% due 6/1/2042	1,500,000	1,596,015
Pinnacle Hlth. Sys. Proj. Ser. A 6.00% due 6/1/2036	1,500,000	1,696,995
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub. Ser. B 5.25% due 6/1/2039	1,500,000	1,643,160
Sub. Ser. A 5.625% due 12/1/2031	1,500,000	1,778,820
6.50% due 12/1/2036	1,000,000	1,222,670

		13,500,201

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	131

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
Puerto Rico – 7.9%
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. A 5.50% due 7/1/2039	$2,500,000	$2,462,275
Ref-Pub. Impt. Ser. E 5.625% due 7/1/2033	2,000,000	2,016,660
Ref-Pub. Impt. Ser. B 5.875% due 7/1/2036	1,000,000	1,007,140
6.50% due 7/1/2037	1,500,000	1,578,450
Puerto Rico Comwlth. Govt. Dev. Bk. Rev. Sr. Nts. Ser. B 5.00% due 12/1/2014	2,000,000	2,082,300
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. TT 5.00% due 7/1/2032	1,595,000	1,548,586
Ser. XX 5.75% due 7/1/2036	1,500,000	1,539,420
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd.Govt. Facs. Ser. S 6.00% due 7/1/2041	2,925,000	3,007,163
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. 1st Sub-Ser. A 5.50% due 8/1/2037	2,500,000	2,599,275
1st Sub-Ser. C 6.00% due 8/1/2039	2,040,000	2,185,819
1st Sub-Ser. A 6.375% due 8/1/2039	2,000,000	2,174,560

		22,201,648
Rhode Island – 0.9%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,822,110
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	600,000	611,682

		2,433,792
South Carolina – 1.9%
Charleston Cnty. SC G.O. Cap. Impt. Plan 5.00% due 11/1/2022	1,340,000	1,702,189
Richland Cnty. SC Environmental Impt. Rev. Intl. Paper 6.10% due 4/1/2023	1,780,000	1,813,588

132	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
South Carolina (continued)
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	$1,500,000	$1,677,900

		5,193,677
Tennessee – 1.3%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,792,410
Memphis-Shelby Cnty. TN Arpt. Auth. Arpt. Rev. Ser. B 5.00% due 7/1/2025	1,665,000	1,863,968

		3,656,378
Texas – 10.0%
Brazos River Tex. Harbor Navigation Dist. Rev. Dow Chemical Co. Proj. Ser. A-3 5.125% due 5/15/2033	2,000,000	2,134,480
Central Tex. Regl. Mobility Auth. Rev. Sr. Lien 6.00% due 1/1/2041	1,500,000	1,753,755
Dallas-Fort Worth Tex. Intl. Arpt. Fac. Impro. Corp. Rev. Ser. B 5.00% due 11/1/2032	3,000,000	3,397,680
Harris Cnty. Tex. G.O. Ref-Rd-Ser. A 5.25% due 10/1/2031	1,500,000	1,823,370
Lower Colorado River Tex. Auth. Ref-LCRA Transmission Svcs. Corp. Ser. A 5.00% due 5/15/2029	1,690,000	1,939,664
North Tex. Twy. Auth. Rev. 1st Tier Ref. Ser. A 5.00% due 1/1/2029	2,000,000	2,306,380
1st Tier Ref. Ser. D 5.00% due 1/1/2038	1,000,000	1,111,600
Toll 2nd Tier Ref. Ser. F 5.75% due 1/1/2033	2,000,000	2,219,920
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	1,368,000	1,371,119
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-NTE Mobility 6.875% due 12/31/2039	1,500,000	1,791,030
Sr. Lien-LBJ Infrastructure 7.00% due 6/30/2040	3,110,000	3,775,944
Sr. Lien-NTE Mobility 7.50% due 12/31/2031	1,500,000	1,870,320

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	133

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

December 31, 2012	Principal Amount	Value
Texas (continued)
Sr. Lien-LBJ Infrastructure 7.50% due 6/30/2033	$2,000,000	$2,512,520

		28,007,782
Virginia – 2.0%
Virginia Small Business Fin. Auth. Rev. Sr. Lien-Elizabeth River Crossings Opco LLC Proj. 5.50% due 1/1/2042	1,500,000	1,619,640
6.00% due 1/1/2037	3,500,000	3,942,260

		5,561,900
Washington – 1.4%
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.625% due 6/1/2032	1,905,000	1,949,710
Washington St. Hlth. Care Fac. Auth. Rev. Providence Hlth. & Svc. Ser. A 5.00% due 10/1/2033	1,750,000	1,960,403

		3,910,113
Wisconsin – 1.2%
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. AMT-Ser.B 5.75% due 11/1/2025	1,710,000	1,906,205
Wisconsin St. Hlth. & Edl. Facs. Auth. Rev. Aurora Hlth. Care 6.40% due 4/15/2033	1,500,000	1,517,220

		3,423,425
Total Municipal Bonds (Cost $254,020,613)		272,511,376
Total Investments - 97.3% (Cost $254,020,613)		272,511,376
Other Assets, Net - 2.7%		7,658,181
Total Net Assets - 100.0%		$280,169,557

134	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

(1)	Pre-refunded.
(2)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1 7.25% due 6/1/2016	$1,100,000	$1,098,351	$533,511	11/23/2009 – 8/25/2011	0.19%
Groves-Lincoln Ser. A 7.50% due 6/1/2029	1,000,000	971,816	476,420	11/23/2009	0.17%

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$271,501,445	$1,009,931	$272,511,376

Total	$—	$271,501,445	$1,009,931	$272,511,376

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2011	$—

Change in unrealized appreciation/depreciation	—

Net realized gain/loss	—

Purchases	—

Sales	—

Transfers in Level 3(1)	1,009,931

Balance as of 12/31/2012	$1,009,931

(1)	Transferred from Level 2 to 3 because of lack of observable market data due to low trading volume.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	135

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Senior Secured Loans – 82.5%
Aerospace & Defense – 0.6%
Sequa Corp. New Term Loan B 5.25% due 5/29/2017(1)	$10,838,644	$10,896,197

		10,896,197
Airlines – 1.0%
Delta Air Lines, Inc. New Term Loan B 5.50% due 4/20/2017(1)	19,353,471	19,510,621

		19,510,621
Automotive – 4.9%
Allison Transmission, Inc. Term Loan B3 4.25% due 8/23/2019(1)	22,393,875	22,558,246
Navistar International Corp. Term Loan B 7.00% due 8/17/2017(1)	20,000,000	20,050,000
Schaeffler AG USD Term Loan B2 6.00% due 1/27/2017(1)	21,000,000	21,223,230
The Goodyear Tire & Rubber Co. New 2nd Lien Term Loan 4.75% due 4/30/2019(1)	20,000,000	20,109,400
TI Group Automotive Systems LLC New Term Loan 6.75% due 3/14/2018(1)	10,927,475	10,982,112

		94,922,988
Banking – 0.1%
Ocwen Financial Corp. Term Loan B 7.00% due 9/1/2016(1)	2,400,927	2,406,929

		2,406,929
Building Materials – 2.4%
CPG International, Inc. Term Loan 5.75% due 9/18/2019(1)	13,965,000	14,026,166
Nortek, Inc. Term Loan 5.25% due 4/26/2017(1)	3,453,186	3,470,452
QS0001 Corp. 1st Lien Term Loan 5.25% due 11/1/2018(1) 2nd Lien Term Loan	11,500,000	11,593,495
9.25% due 5/1/2020(1)	2,000,000	2,040,000

136	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Building Materials (continued)
Summit Materials Companies I LLC New Term Loan B 6.00% due 1/30/2019(1)	$14,902,462	$14,990,983

		46,121,096
Chemicals – 1.5%
Ascend Performance Materials LLC Term Loan B 6.75% due 4/10/2018(1)	14,887,500	14,794,453
Momentive Specialty Chemicals, Inc. Extended Term Loan C-1B 4.00% due 5/5/2015(1)	3,367,614	3,373,945
Extended Term Loan C-2B 4.063% due 5/5/2015(1)	1,442,177	1,444,889
Nexeo Solutions LLC Term Loan B 5.00% due 9/8/2017(1)	10,316,250	10,116,424

		29,729,711
Construction Machinery – 1.0%
Generac Power Systems, Inc. New Term Loan B 6.25% due 5/30/2018(1)	19,950,000	20,365,558

		20,365,558
Consumer Cyclical Services – 2.3%
Brock Holdings III, Inc. New Term Loan B 6.00% due 3/16/2017(1)	10,302,001	10,319,205
New 2nd Lien Term Loan 10.00% due 3/16/2018(1)	2,500,000	2,512,500
KAR Auction Services, Inc. Term Loan B 5.00% due 5/19/2017(1)	5,417,500	5,467,612
Monitronics International, Inc. Term Loan B 5.50% due 3/23/2018(1)	12,902,534	13,026,140
ON Assignment, Inc. Term Loan B 5.00% due 5/15/2019(1)	13,729,623	13,884,082

		45,209,539
Consumer Products – 1.2%
Armored Autogroup, Inc. Term Loan B 6.00% due 11/4/2016(1)	9,800,000	9,460,038
Bombardier Recreational Products, Inc. Extended Term Loan B2 4.46% due 6/28/2016(1)	9,000,000	9,028,170

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	137

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Consumer Products (continued)
Prestige Brands, Inc. Term Loan 5.25% due 1/31/2019(1)	$4,874,672	$4,926,490

		23,414,698
Diversified Manufacturing – 1.6%
Colfax Corp. Term Loan B 4.50% due 1/11/2019(1)	15,862,443	15,959,046
Hamilton Sundstrand Industrial 1st Lien Term Loan 5.00% due 12/13/2019(1)	15,000,000	15,131,250

		31,090,296
Electric – 2.5%
Calpine Corp. New Term Loan 4.50% due 4/2/2018(1)	10,782,727	10,875,242
Term Loan B3 4.50% due 10/9/2019(1)	11,471,250	11,563,938
LS Power Funding Corp. Term Loan 5.50% due 6/28/2019(1)	14,838,500	15,051,878
Star West Generation LLC Term Loan B 6.00% due 5/17/2018(1)	10,384,615	10,378,177

		47,869,235
Entertainment – 1.8%
Live Nation Entertainment, Inc. Term Loan B 4.50% due 11/7/2016(1)	7,838,115	7,916,496
Village Roadshow Films (BVI) Ltd. Term Loan B 4.75% due 11/21/2017(1)	5,000,000	5,025,000
WMG Acquisition Corp. Term Loan 5.25% due 11/1/2018(1)	21,000,000	21,223,230

		34,164,726
Environmental – 1.0%
ADS Waste Holdings, Inc. Term Loan B 5.25% due 10/9/2019(1)	20,000,000	20,225,000

		20,225,000

138	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Food And Beverage – 2.2%
AdvancePierre Foods, Inc. Term Loan 5.75% due 7/10/2017(1)	$13,500,000	$13,635,000
2nd Lien Term Loan
9.50% due 10/10/2017(1)	2,000,000	2,027,500
Del Monte Foods Co. Term Loan 4.50% due 3/8/2018(1)	26,263,288	26,279,834

		41,942,334
Gaming – 1.8%
Boyd Gaming Corp. Term Loan 3.712% due 12/17/2015(1)	4,384,615	4,402,899
Incremental Term Loan 6.00% due 12/17/2015(1)	4,750,000	4,793,937
Caesars Entertainment Operating Co. Extended Term Loan B6 5.46% due 1/26/2018(1)	2,400,000	2,139,000
MGM Resorts International Term Loan B 4.25% due 12/20/2019(1)	5,000,000	5,048,750
Peninsula Gaming LLC Term Loan 5.75% due 11/14/2017(1)	16,000,000	16,180,000
Pinnacle Entertainment, Inc. Series A Incremental Term Loan 4.00% due 3/19/2019(1)	2,977,500	2,992,388

		35,556,974
Healthcare – 11.4%
AssuraMed Holding, Inc. 1st Lien Term Loan 5.50% due 10/24/2019(1)	6,000,000	6,056,280
2nd Lien Term Loan 9.25% due 4/24/2020(1)	3,000,000	3,026,250
Community Health Systems, Inc. Extended Term Loan 3.811% due 1/25/2017(1)	9,673,367	9,725,313
Convatec, Inc. Term Loan 5.00% due 12/22/2016(1)	11,702,213	11,828,948
DaVita, Inc. Term Loan B2 4.00% due 11/1/2019(1)	20,000,000	20,106,200
Immucor, Inc. Term Loan B1 5.75% due 8/17/2018(1)	20,812,912	21,055,383

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	139

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Healthcare (continued)
Inc Research, Inc. Term Loan B 7.00% due 7/12/2018(1)	$8,887,500	$8,931,937
Kindred Healthcare, Inc. Term Loan 5.25% due 6/1/2018(1)	16,731,185	16,312,905
Add on Term Loan B 6.00% due 6/1/2018(1)	5,000,000	4,875,000
Kinetic Concepts, Inc. Term Loan C1 5.50% due 5/4/2018(1)	12,865,038	12,991,630
Multiplan, Inc. New Term Loan B 4.75% due 8/26/2017(1)	3,860,366	3,884,494
National Mentor Holdings, Inc. New Term Loan B 6.50% due 2/9/2017(1)	15,044,821	14,988,403
Onex Carestream Finance LP Term Loan B 5.00% due 2/25/2017(1)	13,694,297	13,630,071
Radnet Management, Inc. Term Loan B 5.50% - 6.50% due 9/30/2018(1)	7,980,000	7,983,352
Select Medical Corp. Incremental Term Loan B 5.50% - 6.00% due 6/1/2018(1)	6,947,500	6,968,342
New Term Loan B 5.50% - 6.00% due 6/1/2018(1)	10,330,157	10,361,147
Sheridan Holdings, Inc. New 1st Lien Term Loan 6.00% due 6/29/2018(1)	15,475,425	15,649,524
New 2nd Lien Term Loan 9.00% due 7/1/2019(1)	2,500,000	2,527,075
Skilled Healthcare Group, Inc. Term Loan B 6.75% due 4/8/2016(1)	8,776,981	8,766,010
United Surgical Partners International, Inc. Extended Term Loan 5.25% due 4/19/2017(1)	6,284,281	6,286,920
Incremental Term Loan 6.00% due 4/3/2019(1)	8,458,819	8,508,134
Vanguard Health Holding Co. II LLC Term Loan B 5.00% due 1/29/2016(1)	5,772,547	5,825,481

		220,288,799

140	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Independent Energy – 2.8%
Chesapeake Energy Corp. New Unsecured Term Loan 5.75% due 12/1/2017(1)	$20,000,000	$20,005,000
Samson Investment Co. 2nd Lien Term Loan 6.00% due 9/25/2018(1)	13,000,000	13,113,750
Sheridan Production Partners I LLC Term Loan B2 5.00% due 9/14/2019(1)	20,957,416	21,114,597

		54,233,347
Insurance - Life – 0.9%
CNO Financial Group, Inc. Term Loan B2 5.00% due 9/20/2018(1)	16,764,464	16,895,394

		16,895,394
Insurance P&C – 3.0%
Alliant Holdings I, Inc. New Term Loan B 5.00% due 12/20/2019(1)	15,000,000	15,015,000
Asurion LLC New 1st Lien Term Loan 5.50% due 5/24/2018(1)	14,743,342	14,879,718
Compass Investors, Inc. Term Loan 5.75% due 12/27/2019(1)	15,000,000	14,950,050
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan 5.00% due 10/29/2019(1)	13,000,000	13,081,250

		57,926,018
Media Cable – 1.9%
Atlantic Broadband Finance LLC New Term Loan B 4.50% due 11/29/2019(1)	5,500,000	5,542,625
Charter Communications Operating LLC Term Loan D 4.00% due 5/15/2019(1)	16,882,475	17,013,314
Yankee Cable Acquisition LLC New Term Loan B 5.25% due 8/26/2016(1)	14,484,005	14,628,700

		37,184,639
Media Noncable – 6.8%
Cumulus Media Holdings Inc. New Term Loan 4.50% due 9/17/2018(1)	19,689,321	19,732,440

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	141

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Media Noncable (continued)
EMI Music Publishing Ltd. Term Loan B 5.50% due 6/29/2018(1)	$14,925,000	$15,092,906
Getty Images, Inc. Term Loan B 4.75% due 10/18/2019(1)	17,500,000	17,500,000
Gray Television, Inc. New Term Loan B 4.75% due 10/15/2019(1)	14,459,459	14,543,758
Intelsat Jackson Holdings Ltd. Term Loan 3.21% due 2/3/2014(1)	8,000,000	7,981,680
Telesat LLC Term Loan B 4.25% due 3/28/2019(1)	19,402,500	19,538,318
Tribune Co. Exit Term Loan 4.00% due 12/17/2019(1)	14,000,000	13,965,000
Univision Communications, Inc. Extended Term Loan 4.462% due 3/31/2017(1)	23,791,262	23,378,722

		131,732,824
Metals And Mining – 3.9%
Arch Coal, Inc. Term Loan B 5.75% due 5/16/2018(1)	24,900,019	25,121,878
Fairmount Minerals Ltd. New Term Loan B 5.25% due 3/15/2017(1)	10,971,828	10,914,665
FMG America Finance, Inc. Term Loan 5.25% due 10/18/2017(1)	24,937,500	25,124,531
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75% due 3/1/2019(1)	6,937,525	6,972,213
Tube City IMS Corp. Term Loan 5.75% due 3/20/2019(1)	6,947,500	7,016,975

		75,150,262
Non Captive Diversified – 1.5%
Fly Funding II S.a.r.l. Term Loan B 5.75% due 8/8/2018(1)	17,812,500	17,857,031

142	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Non Captive Diversified (continued)
Flying Fortress, Inc. 1st Lien Term Loan 5.00% due 6/30/2017(1)	$12,000,000	$12,090,000

		29,947,031
Packaging – 1.5%
Exopack LLC Term Loan 6.50% due 5/31/2017(1)	14,775,000	14,775,000
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.75% due 9/28/2018(1)	14,463,750	14,621,116

		29,396,116
Pharmaceuticals – 1.9%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(1)	19,334,460	19,500,930
Patheon, Inc. Term Loan 7.25% due 12/6/2018(1)	10,000,000	9,950,000
RPI Finance Trust Incremental Tranche 2 4.00% due 11/9/2018(1)	6,939,446	7,008,840

		36,459,770
Pipelines – 1.1%
Gibson Energy ULC New Term Loan B 4.75% due 6/15/2018(1)	9,252,760	9,379,986
NGPL PipeCo LLC Term Loan B 6.75% due 9/15/2017(1)	12,535,714	12,802,098

		22,182,084
Real Estate Investment Trusts – 0.7%
Capital Automotive L.P. New Term Loan B 5.25% due 3/10/2017(1)	5,185,825	5,226,897
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(1)	8,075,000	8,095,187

		13,322,084
Refining – 0.4%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	1,517,857	1,523,928

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	143

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Refining (continued)
Term Loan C 9.00% due 6/23/2017(1)	$6,850,007	$6,924,193

		8,448,121
Restaurants – 1.7%
Dunkin’ Brands, Inc. New Term Loan B2 4.00% due 11/23/2017(1)	15,924,379	16,035,532
Wendy’s International, Inc. Term Loan B 4.75% due 5/15/2019(1)	16,957,500	17,121,818

		33,157,350
Retailers – 6.7%
99 Cents Only Stores Term Loan 5.25% due 1/11/2019(1)	12,895,132	13,034,786
Bass Pro Group LLC New Term Loan 4.00% due 11/30/2019(1)	10,000,000	10,006,200
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 5.75% due 9/26/2019(1)	17,500,000	17,706,675
New 2nd Lien Term Loan 9.75% due 3/26/2020(1)	8,000,000	8,190,000
David’s Bridal, Inc. New Term Loan B 5.00% due 10/11/2019(1)	12,000,000	12,020,040
Lord & Taylor Holdings LLC Term Loan B 5.75% due 1/11/2019(1)	14,370,196	14,487,026
National Vision, Inc. Term Loan B 7.00% due 8/2/2018(1)	6,947,500	7,016,975
Party City Holdings, Inc. New Term Loan B 5.75% due 7/26/2019(1)	12,967,500	13,099,120
Petco Animal Supplies, Inc. New Term Loan 4.50% due 11/24/2017(1)	14,260,505	14,354,767
The Neiman Marcus Group, Inc. Extended Term Loan 4.75% due 5/16/2018(1)	20,000,000	20,005,000

		129,920,589

144	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Technology – 8.4%
Attachmate Corp. New 1st Lien Term Loan 7.25% due 11/22/2017(1)	$7,700,000	$7,757,750
New 2nd Lien Term Loan 11.00% due 11/22/2018(1)	4,000,000	3,926,000
Blackboard, Inc. Term Loan B 7.50% due 10/4/2018(1)	3,009,224	3,036,487
CDW LLC Extended Term Loan 4.00% due 7/14/2017(1)	10,215,695	10,159,509
Expert Global Solutions, Inc. Term Loan B 8.00% due 4/3/2018(1)	9,884,196	9,893,487
First Data Corp. 2018 Add-on Term Loan 5.211% due 9/24/2018(1)	15,000,000	14,689,350
IG Investment Holdings LLC 1st Lien Term Loan 6.00% due 10/31/2019(1)	12,000,000	12,090,000
2nd Lien Term Loan 10.25% due 10/31/2020(1)	5,000,000	4,962,500
InfoGroup, Inc. New Term Loan 5.75% due 5/25/2018(1)	12,563,829	11,150,398
Infor (US), Inc. Term Loan B2 5.25% due 4/5/2018(1)	12,940,069	13,046,307
Interactive Data Corp. New Term Loan B 4.50% due 2/12/2018(1)	7,149,299	7,177,539
Nxp B.V. Term Loan A2 5.50% due 3/3/2017(1)	10,884,774	11,078,632
RP Crown Parent LLC 1st Lien Term Loan 6.75% due 12/14/2018(1)	11,000,000	10,986,250
2nd Lien Term Loan 1 1.25% due 12/20/2019(1)	2,000,000	2,011,660
SumTotal Systems, Inc. 1st Lien Term Loan 6.25% due 10/25/2019(1)	15,000,000	14,896,950
SunGard Data Systems, Inc. Term Loan D 4.50% due 12/11/2019(1)	2,000,000	2,015,000
Trans Union LLC New Term Loan B 5.50% due 2/12/2018(1)	4,815,835	4,880,030

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	145

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Technology (continued)
Web.com Group, Inc. Term Loan B 5.50% due 10/27/2017(1)	$19,334,595	$19,419,280

		163,177,129
Textile – 0.2%
Springs Windows Fashions LLC 2nd Lien Term Loan 11.25% due 11/30/2017(1)	5,000,000	4,925,000

		4,925,000
Wireless – 1.0%
Crown Castle International Corp. Term Loan B 4.00% due 1/31/2019(1)	19,800,000	19,890,684

		19,890,684
Wirelines – 0.8%
Level 3 Financing, Inc. 2019 Term Loan B 5.25% due 8/1/2019(1)	15,000,000	15,126,600

		15,126,600
Total Senior Secured Loans (Cost $1,585,661,734)		1,602,789,743

	Principal Amount	Value
Corporate Bonds – 13.8%
Building Materials – 0.4%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	6,000,000	6,045,000
Nortek, Inc. 8.50% due 4/15/2021(2)	1,000,000	1,107,500

		7,152,500
Chemicals – 0.5%
Hexion US Finance Corp. Sec. Nt. 4.81% due 11/15/2014(1)	10,000,000	9,375,000

		9,375,000
Consumer Cyclical Services – 0.3%
Monitronics International, Inc. 9.125% due 4/1/2020	6,000,000	6,180,000

		6,180,000

146	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Consumer Products – 0.4%
Party City Holdings, Inc. Sr. Nt. 8.875% due 8/1/2020(2)	$8,250,000	$8,848,125

		8,848,125
Electric – 0.2%
NRG Energy, Inc. 6.625% due 3/15/2023(2)	500,000	535,000
8.50% due 6/15/2019	3,000,000	3,300,000

		3,835,000
Food And Beverage – 0.8%
Aramark Corp. 3.813% due 2/1/2015(1)	15,405,000	15,347,231

		15,347,231
Gaming – 1.2%
Caesars Entertainment Operating Co., Inc. Sr. Sec. Nt. 8.50% due 2/15/2020	3,000,000	2,977,500
MGM Resorts International 6.75% due 10/1/2020(2)	10,000,000	10,212,500
Pinnacle Entertainment, Inc. 7.75% due 4/1/2022	7,000,000	7,455,000
Scientific Games International, Inc. 6.25% due 9/1/2020(2)	3,500,000	3,613,750

		24,258,750
Healthcare – 1.9%
CDRT Holding Corp. Sr. Nt. 9.25% due 10/1/2017(2)(3)	5,000,000	5,100,000
ConvaTec Healthcare E S.A. 10.50% due 12/15/2018(2)	11,600,000	12,789,000
Kinetic Concepts, Inc. 12.50% due 11/1/2019(2)	5,000,000	4,756,250
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020(2)	8,000,000	8,430,000
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	5,000,000	5,175,000

		36,250,250
Independent Energy – 2.0%
Alta Mesa Holdings 9.625% due 10/15/2018	10,000,000	10,300,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	6,000,000	5,977,500

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	147

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Independent Energy (continued)
Quicksilver Resources, Inc. 8.25% due 8/1/2015	$5,000,000	$4,625,000
Samson Investment Co. Sr. Nt. 9.75% due 2/15/2020(2)	5,000,000	5,287,500
SandRidge Energy, Inc. 8.125% due 10/15/2022	7,000,000	7,665,000
Venoco, Inc. 8.875% due 2/15/2019	5,000,000	4,687,500

		38,542,500
Media Noncable – 0.3%
RR Donnelley & Sons Co. Sr. Nt. 8.25% due 3/15/2019	6,000,000	6,060,000

		6,060,000
Metals And Mining – 0.3%
FMG Resources August 2006 Pty Ltd. Sr. Nt. 6.875% due 4/1/2022(2)	6,000,000	6,135,000

		6,135,000
Non Captive Diversified – 0.8%
Ally Financial, Inc. 4.625% due 6/26/2015	15,000,000	15,637,140

		15,637,140
Packaging – 0.5%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 5.75% due 10/15/2020(2)	5,000,000	5,162,500
8.50% due 5/15/2018	4,250,000	4,356,250

		9,518,750
Paper – 0.4%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(2)	7,075,000	7,428,750

		7,428,750
Real Estate Investment Trusts – 0.3%
Sabra Health Care L.P. 8.125% due 11/1/2018	5,000,000	5,331,250

		5,331,250
Retailers – 0.3%
99 Cents Only Stores 11.00% due 12/15/2019	5,625,000	6,412,500

		6,412,500

148	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Supermarket – 0.5%
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017(2)	$9,000,000	$9,337,500

		9,337,500
Technology – 1.4%
Avaya, Inc. 10.125% due 11/1/2015	9,457,000	8,464,015
First Data Corp. Sr. Sec. Nt. 6.75% due 11/1/2020(2)	2,000,000	2,020,000
10.55% due 9/24/2015	10,000,000	10,237,500
Igloo Holdings Corp. Sr. Nt. 8.25% due 12/15/2017(2)(3)	5,000,000	4,937,500
Infor U.S., Inc. 11.50% due 7/15/2018	2,000,000	2,340,000

		27,999,015
Transportation Services – 0.9%
Avis Budget Car Rental LLC 8.25% due 1/15/2019	9,250,000	10,221,250
Navios Maritime Holdings, Inc. 8.125% due 2/15/2019	8,000,000	6,960,000

		17,181,250
Wireless – 0.4%
Digicel Group Ltd. Sr. Nt. 8.25% due 9/30/2020(2)	7,500,000	8,250,000

		8,250,000
Total Corporate Bonds (Cost $264,201,532)		269,080,511

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	149

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 8.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $157,060,087, due 1/2/2013(4)	$157,060,000	$157,060,000
Total Repurchase Agreements (Cost $157,060,000)		157,060,000
Total Investments - 104.4% (Cost $2,006,923,266)		2,028,930,254
Other Liabilities, Net - (4.4)%		(85,664,757)
Total Net Assets - 100.0%		$1,943,265,497

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2012.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $103,950,875, representing 5.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	2.00%	11/2/2022	$160,202,573

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$1,602,789,743	$—	$1,602,789,743

Corporate Bonds	—	269,080,511	—	269,080,511

Repurchase Agreements	—	157,060,000	—	157,060,000

Total	$—	$2,028,930,254	$—	$2,028,930,254

150	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Asset Backed Securities – 2.3%
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)	$700,000	$717,708
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)(2)	988,750	1,111,132
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	665,143	699,618

Total Asset Backed Securities (Cost $2,371,650)		2,528,458

	Principal Amount	Value
Collateralized Mortgage Obligations – 10.4%
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	281,390	296,690
Banc of America Mortgage Securities, Inc. 2003-J 2A2 3.172% due 11/25/2033(3)	385,516	391,477
Chase Mortgage Finance Corp.
2007-A1 2A1
2.991% due 2/25/2037(2)(3)	244,137	248,592
2007-A1 9A1
2.993% due 2/25/2037(3)	215,939	220,457
2003-S10 A1
4.75% due 11/25/2018(2)	105,065	108,168
2005-S1 1A10
5.50% due 5/25/2035	130,515	136,258
Citigroup Mortgage Loan Trust, Inc. 2007-10 1A1A 5.703% due 4/25/2037(3)	76,507	76,734
Countrywide Home Loans Mortgage Pass-Through Trust
2003-50 A1
5.00% due 11/25/2018(2)	202,218	208,019
2003-11 A31
5.50% due 5/25/2033(2)	160,672	167,536
Countrywide Home Loans Trust 2004-5 2A9 5.25% due 5/25/2034	545,645	559,586
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018(2)	120,749	123,859

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	151

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
First Horizon Mortgage Pass-Through Trust 2004-7 1A3 5.50% due 1/25/2035	$307,000	$301,705
2005-6 1A1 5.50% due 11/25/2035	167,089	168,497
GSR Mortgage Loan Trust
2005-6F 1A1
5.00% due 7/25/2035	47,950	48,204
2004-15F 5A1
5.50% due 1/25/2020	214,294	221,102
J.P. Morgan Mortgage Trust
2004-S2 1A3
4.75% due 11/25/2019(2)	180,923	182,532
2005-A1 6T1
4.963% due 2/25/2035(2)(3)	230,305	233,807
2005-A1 3A1
4.985% due 2/25/2035(2)(3)	432,657	443,118
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.67% due 4/21/2034(3)	345,910	353,449
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	130,266	135,988
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.517% due 2/25/2035	389,862	392,990
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018(2)	90,826	92,537
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	161,081	167,560
RAAC Series 2005-SP1 1A5 5.00% due 9/25/2034	534,132	541,112
Residential Funding Mortgage Securities I, Inc.
2004-S9 2A1
4.75% due 12/25/2019	172,267	176,264
2005-S1 2A1
4.75% due 2/25/2020	110,338	113,503
2005-S3 A1
4.75% due 3/25/2020	149,317	154,221
2005-S1 1A6
5.50% due 2/25/2035	404,631	410,462
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.804% due 5/25/2034(3)	487,709	493,059

152	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Structured Asset Securities Corp.
2004-21XS 2A6A
4.74% due 12/25/2034(3)	$159,401	$161,411
2003-29 1A1
4.75% due 9/25/2018	305,478	313,472
2004-20 7A1
5.25% due 11/25/2034	300,468	309,537
Wells Fargo Mortgage Backed Securities Trust
2004-R 2A1
2.614% due 9/25/2034(3)	465,061	471,877
2005-AR10 2A6
2.626% due 6/25/2035(3)	350,565	357,920
2005-AR12 2A5
2.627% due 6/25/2035(3)	381,006	386,110
2005-AR3 2A1
2.685% due 3/25/2035(3)	606,100	612,338
2004-W A9
2.696% due 11/25/2034(3)	407,474	420,745
2005-2 2A1
4.75% due 4/25/2020	260,317	270,852
2006-1 A3
5.00% due 3/25/2021	310,561	318,819
2006-7 1A1
5.25% due 6/25/2021	83,948	87,839
2003-17 1A14
5.25% due 1/25/2034(2)	256,540	263,912
2005-6 A4
5.50% due 8/25/2035	256,600	265,691

Total Collateralized Mortgage Obligations (Cost $11,154,490)		11,408,009

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 10.4%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	500,000	512,847
Citigroup Commercial Mortgage Trust
2006-C5 A4
5.431% due 10/15/2049(2)	605,000	694,234
2006-C5 AM
5.462% due 10/15/2049	420,000	472,621
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038(2)	288,153	289,021
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(1)	498,795	509,270

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	153

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035(2)	$500,000	$503,448
GE Capital Commercial Mortgage Corp. 2004-C1 B 4.692% due 11/10/2038(3)	300,000	307,781
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(2)(3)	343,521	358,018
GS Mortgage Securities Corp. II 2012-ALOH A 3.551% due 4/10/2034(1)	500,000	540,115
J.P. Morgan Chase Commercial Mortgage Securities Corp.
2012-C8 A3
2.829% due 10/15/2045(2)	500,000	512,520
2011-PLSD A2
3.364% due 11/13/2044(1)(2)	450,000	485,177
2005-LDP2 AM
4.78% due 7/15/2042(2)	425,000	458,924
2005-LDP5 AM
5.242% due 12/15/2044(2)(3)	726,000	808,804
2006-CB14 A4
5.481% due 12/12/2044(2)(3)	400,000	449,559
LB UBS Commercial Mortgage Trust
2006-C1 AM
5.217% due 2/15/2031(3)	600,000	661,531
2006-C6 AM
5.413% due 9/15/2039	450,000	506,539
Morgan Stanley Capital I
2004-HQ3 A4
4.80% due 1/13/2041(2)	331,015	341,226
2005-IQ10 A4A
5.23% due 9/15/2042(2)(3)	700,000	770,412
2006-HQ9 AM
5.773% due 7/12/2044(3)	500,000	563,305
SBA Tower Trust
2.933% due 12/15/2042(1)	500,000	520,366
4.254% due 4/15/2040(1)(2)	500,000	525,290
Wachovia Bank Commercial Mortgage Trust 2006-C29 A4 5.308% due 11/15/2048	500,000	574,967

Total Commercial Mortgage-Backed Securities (Cost $11,084,461)		11,365,975

154	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2012	Foreign Currency(6)	Principal Amount	Value
Corporate Bonds – 41.5%
Automotive – 0.6%
General Motors Financial Co., Inc. 6.75% due 6/1/2018		$250,000	$286,796
Schaeffler Finance BV Sr. Sec. Nt. 8.50% due 2/15/2019(1)		300,000	339,000

			625,796
Banking – 7.4%
Australia & New Zealand Banking Group Ltd. 6.75% due 11/10/2014(2)	AUD	500,000	550,606
Bank of America Corp. Sr. Nt. 5.70% due 1/24/2022(2)		$500,000	601,274
Citigroup, Inc.
Sr. Nt.
4.50% due 1/14/2022(2)		500,000	557,852
4.75% due 5/31/2017(2)	DKK	2,000,000	391,225
First Horizon National Corp. Sr. Nt. 5.375% due 12/15/2015(2)		$500,000	546,583
HSBC Holdings PLC Sr. Nt. 5.10% due 4/5/2021		500,000	590,440
JPMorgan Chase & Co. Sr. Nt. 6.00% due 1/15/2018(2)		500,000	598,593
Lloyds TSB Bank PLC 6.375% due 1/21/2021		250,000	308,009
Morgan Stanley Sr. Nt. 5.50% due 7/28/2021		500,000	567,687
Rabobank Nederland
Sr. Nt.
4.00% due 1/27/2015(2)	NOK	3,000,000	556,767
6.50% due 1/15/2015(2)	AUD	500,000	545,054
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022		$500,000	527,741
The Goldman Sachs Group, Inc.
Sr. Nt.
5.75% due 1/24/2022(2)		500,000	591,106
5.95% due 1/18/2018(2)		500,000	581,847

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	155

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2012	Foreign Currency(6)	Principal Amount	Value
Banking (continued)
Westpac Banking Corp. Sr. Nt. 7.25% due 11/18/2016(2)	AUD	500,000	$580,261

			8,095,045
Building Materials – 0.2%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015		$250,000	251,875

			251,875
Chemicals – 1.1%
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041		500,000	596,522
FMC Corp. Sr. Nt. 5.20% due 12/15/2019(2)		250,000	286,869
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019		300,000	331,500

			1,214,891
Construction Machinery – 0.6%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(1)		300,000	325,500
United Rentals North America, Inc. 7.625% due 4/15/2022(1)		300,000	335,250

			660,750
Diversified Manufacturing – 1.4%
ABB Finance USA, Inc. 2.875% due 5/8/2022		500,000	511,920
United Technologies Corp. Sr. Nt. 3.10% due 6/1/2022(2)		1,000,000	1,058,988

			1,570,908
Electric – 0.7%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)		225,000	248,625
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021		300,000	321,000

156	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2012	Foreign Currency(6)	Principal Amount	Value
Electric (continued)
The AES Corp. Sr. Nt. 7.375% due 7/1/2021		$200,000	$222,000

			791,625
Energy - Integrated – 0.3%
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(2)		250,000	304,955

			304,955
Entertainment – 0.8%
Time Warner, Inc. 4.00% due 1/15/2022		500,000	547,342
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(1)		300,000	316,500

			863,842
Food And Beverage – 1.7%
Aramark Corp. 3.813% due 2/1/2015(3)		250,000	249,062
Kraft Foods Group, Inc. Sr. Nt. 3.50% due 6/6/2022(1)		1,000,000	1,067,367
Michael Foods, Inc. 9.75% due 7/15/2018(2)		500,000	552,500

			1,868,929
Gaming – 0.5%
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020		200,000	216,000
Wynn Las Vegas LLC 5.375% due 3/15/2022		280,000	297,500

			513,500
Government Related – 2.4%
European Bank for Reconstruction & Development Sr. Nt. 4.00% due 5/11/2017	NOK	3,000,000	574,556
European Investment Bank
Sr. Nt.
4.00% due 7/12/2016(2)	SEK	2,000,000	332,571
4.25% due 5/19/2017(2)	NOK	3,000,000	578,258
Kreditanstalt fuer Wiederaufbau 6.00% due 3/28/2017(2)	AUD	500,000	567,928
Petrobras International Finance Co. 5.875% due 3/1/2018(2)		$500,000	572,455

			2,625,768

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	157

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Healthcare – 0.5%
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	$500,000	$517,500

		517,500
Home Construction – 0.3%
Taylor Morrison Communities, Inc. 7.75% due 4/15/2020(1)	300,000	318,000

		318,000
Independent Energy – 2.6%
Alta Mesa Holdings 9.625% due 10/15/2018	250,000	257,500
Anadarko Petroleum Corp. Sr. Nt. 6.95% due 6/15/2019	250,000	315,954
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	250,000	249,062
Eagle Rock Energy Partners L.P.
8.375% due 6/1/2019	150,000	153,000
8.375% due 6/1/2019(1)	150,000	153,000
EV Energy Partners L.P. 8.00% due 4/15/2019	130,000	137,963
Harvest Operations Corp. 6.875% due 10/1/2017	300,000	333,000
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019	500,000	551,250
Linn Energy LLC 7.75% due 2/1/2021	250,000	266,250
Plains Exploration & Production Co.
6.625% due 5/1/2021	200,000	220,250
6.75% due 2/1/2022	150,000	168,375

		2,805,604
Insurance - Life – 1.1%
MetLife, Inc. Sr. Nt. 4.75% due 2/8/2021(2)	500,000	580,561
Prudential Financial, Inc. Sr. Nt. Ser. D 5.70% due 12/14/2036(2)	500,000	569,518

		1,150,079
Insurance P&C – 0.9%
ACE INA Holdings, Inc. 5.70% due 2/15/2017(2)	300,000	352,265

158	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Insurance P&C (continued)
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(2)	$500,000	$627,121

		979,386
Media Cable – 2.2%
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	300,000	300,375
CCO Holdings LLC 7.875% due 4/30/2018	250,000	269,062
Comcast Corp. 6.50% due 11/15/2035(2)	500,000	641,524
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021(1)	300,000	332,625
DIRECTV Holdings LLC 3.80% due 3/15/2022	250,000	257,914
Time Warner Cable, Inc. 6.55% due 5/1/2037(2)	500,000	618,607

		2,420,107
Media Noncable – 2.3%
Discovery Communications LLC 5.625% due 8/15/2019(2)	250,000	298,609
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	250,000	275,625
Intelsat Jackson Holdings S.A.
7.25% due 10/15/2020(1)	450,000	488,250
7.50% due 4/1/2021	250,000	275,625
News America, Inc. 5.65% due 8/15/2020	250,000	303,412
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(1)	300,000	315,000
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	500,000	541,250

		2,497,771
Metals And Mining – 0.4%
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	300,000	315,000
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	150,000	159,000

		474,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	159

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2012	Foreign Currency(6)	Principal Amount	Value
Non Captive Diversified – 2.4%
AerCap Aviation Solutions BV 6.375% due 5/30/2017		$300,000	$315,000
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019(1)		500,000	521,250
CIT Group, Inc. Sr. Nt. 5.25% due 3/15/2018		280,000	299,600
General Electric Capital Corp.
Sr. Nt.
4.526% due 2/1/2021(2)	SEK	3,000,000	487,009
Sr. Nt. Ser. A
6.50% due 9/28/2015	NZD	600,000	528,990
International Lease Finance Corp.
Sr. Nt.
8.625% due 9/15/2015		$250,000	280,938
8.75% due 3/15/2017		200,000	231,000

			2,663,787
Packaging – 0.5%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.875% due 8/15/2019		500,000	556,250

			556,250
Paper – 0.2%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)		250,000	262,500

			262,500
Pharmaceuticals – 0.5%
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021(2)		500,000	569,982

			569,982
Pipelines – 1.8%
Access Midstream Partners L.P. 4.875% due 5/15/2023		250,000	253,750
Inergy Midstream L.P. 6.00% due 12/15/2020(1)		400,000	413,000
Magellan Midstream Partners L.P. Sr. Nt. 4.25% due 2/1/2021		250,000	276,116

160	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Pipelines (continued)
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	$250,000	$273,125
Regency Energy Partners L.P.
5.50% due 4/15/2023	200,000	213,500
6.50% due 7/15/2021	250,000	273,750
Targa Resources Partners L.P. 5.25% due 5/1/2023(1)	200,000	207,000

		1,910,241
Refining – 0.5%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019	250,000	271,250
Phillips 66 4.30% due 4/1/2022(1)	250,000	279,355

		550,605
REITs – 1.2%
Sabra Health Care L.P. 8.125% due 11/1/2018	250,000	266,563
Simon Property Group L.P. Sr. Nt. 4.90% due 1/30/2014(2)	500,000	522,443
WCI Finance LLC 5.70% due 10/1/2016(1)	500,000	570,952

		1,359,958
Supermarkets – 0.2%
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	250,000	263,750

		263,750
Technology – 2.2%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015(2)	500,000	557,153
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	370,000	382,950
Avaya, Inc. 10.125% due 11/1/2015	250,000	223,750
CDW LLC 8.50% due 4/1/2019	250,000	270,625
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	250,000	273,125
Hewlett-Packard Co. Sr. Nt. 4.375% due 9/15/2021	500,000	495,654

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	161

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Technology (continued)
Sanmina Corp. 7.00% due 5/15/2019(1)	$250,000	$255,000

		2,458,257
Transportation Services – 0.5%
Avis Budget Car Rental LLC 9.625% due 3/15/2018	500,000	557,500

		557,500
Wireless – 1.6%
America Movil SAB de C.V. 5.625% due 11/15/2017(2)	500,000	598,623
Cricket Communications, Inc. 7.75% due 10/15/2020	250,000	255,000
Crown Castle International Corp. Sr. Nt. 5.25% due 1/15/2023(1)	300,000	321,000
NII Capital Corp. 8.875% due 12/15/2019	150,000	119,250
Sprint Nextel Corp. 9.00% due 11/15/2018(1)	400,000	494,000

		1,787,873
Wirelines – 1.9%
Frontier Communications Corp. Sr. Nt. 8.25% due 4/15/2017	250,000	288,750
Qwest Corp. Sr. Nt. 6.75% due 12/1/2021	500,000	585,983
Telecom Italia Capital S.A. 4.95% due 9/30/2014	500,000	522,000
Verizon Communications, Inc. Sr. Nt. 6.00% due 4/1/2041	500,000	652,589

		2,049,322
Total Corporate Bonds (Cost $41,938,931)		45,540,356

	Principal Amount	Value
Mortgage Pass-Through Securities – 13.8%
FNMA
3.00% due 12/1/2042(4)	5,100,000	5,343,844
3.50% due 6/1/2042(2)	1,424,880	1,523,457
3.50% due 12/1/2042(4)	1,500,000	1,599,199

162	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2012	Foreign Currency(6)	Principal Amount	Value
Mortgage Pass-Through Securities (continued)
4.00% due 11/1/2040(2)		$677,082	$726,548
4.00% due 12/1/2042(4)		3,600,000	3,858,750
4.50% due 12/1/2042(4)		1,450,000	1,566,283
5.00% due 4/1/2039(2)		438,160	474,636

Total Mortgage Pass-Through Securities (Cost $15,009,395)			15,092,717

		Principal Amount	Value
Municipal Bonds – 1.5%
Chicago IL O’Hare Intl. Arpt. Rev. Ref-AMT-Gen-Senior Lien-Ser. B 5.00% due 1/1/2024		1,000,000	1,144,720
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. C 6.00% due 7/1/2039		500,000	511,850

Total Municipal Bonds (Cost $1,629,445)			1,656,570

		Principal Amount	Value
Non-U.S. Government Securities – 1.8%
Mexican Bonos 7.25% due 12/15/2016(2)	MXN	17,500,000	1,461,170
Poland Government Bond 5.25% due 10/25/2017(2)	PLN	1,400,000	493,066

Total Non-U.S. Government Securities (Cost $1,947,879)			1,954,236

		Principal Amount	Value
Senior Secured Loans – 13.0%
Automotive – 0.9%
Navistar International Corp. Term Loan B 7.00% due 8/17/2017(3)		$1,000,000	1,002,500

			1,002,500

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	163

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Electric – 2.1%
Calpine Corp. Term Loan B3 4.50% due 10/9/2019(3)	$997,500	$1,005,560
LS Power Funding Corp. Term Loan 5.50% due 6/28/2019(3)	475,500	482,338
Star West Generation LLC Term Loan B 6.00% due 5/17/2018(3)	846,154	845,629

		2,333,527
Food And Beverage – 0.9%
Del Monte Foods Co. Term Loan 4.50% due 3/8/2018(3)	958,759	959,363

		959,363
Healthcare – 3.2%
Immucor, Inc. Term Loan B1 5.75% due 8/17/2018(3)	987,537	999,042
Kindred Healthcare, Inc. Term Loan 5.25% due 6/1/2018(3)	994,949	970,076
Select Medical Corp. New Term Loan B 5.50% due 6/1/2018(3)	994,950	997,934
Sheridan Holdings, Inc. New 1st Lien Term Loan 6.00% due 6/29/2018(3)	497,500	503,097

		3,470,149
Metals And Mining – 0.9%
Arch Coal, Inc. Term Loan B 5.75% due 5/16/2018(3)	995,001	1,003,866

		1,003,866
Packaging – 0.9%
Exopack LLC Term Loan 6.50% due 5/31/2017(3)	985,000	985,000

		985,000

164	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Pharmaceuticals – 0.7%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(3)	$736,593	$742,935

		742,935
Pipelines – 0.9%
Gibson Energy ULC New Term Loan B 4.75% due 6/15/2018(3)	975,976	989,395

		989,395
Refining – 0.3%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(3)	303,571	304,786

		304,786
Restaurants – 0.4%
Dunkin’ Brands, Inc. New Term Loan B2 4.00% due 11/23/2017(3)	484,844	488,228

		488,228
Retailers – 1.8%
Bass Pro Group LLC New Term Loan 4.00% due 11/30/2019(3)	1,000,000	1,000,620
Party City Holdings, Inc. New Term Loan B 5.75% due 7/26/2019(3)	997,500	1,007,625

		2,008,245
Total Senior Secured Loans (Cost $14,120,361)		14,287,994

	Principal Amount	Value
U.S. Government Securities – 2.6%
U.S. Treasury Bonds 3.125% due 11/15/2041	998,000	1,044,626
U.S. Treasury Notes 0.75% due 10/31/2017	250,000	250,820
2.75% due 8/15/2042	1,660,000	1,602,937

Total U.S. Government Securities (Cost $2,856,988)		2,898,383

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	165

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2012	Principal Amount	Value
Repurchase Agreements – 13.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $14,469,008, due 1/2/2013(5)	$14,469,000	$14,469,000
Total Repurchase Agreements (Cost $14,469,000)		14,469,000
Total Investments - 110.5% (Cost $116,582,600)		121,201,698
Other Liabilities, Net - (10.5)%		(11,495,138)
Total Net Assets - 100.0%		$109,706,560

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $14,040,947, representing 12.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Security is segregated as collateral to cover margin requirements on open forwards contracts.

At December 31, 2012, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation

AUD	JP Morgan Chase Bank	$2,065,318	$2,094,900	3/20/2013	$29,582

NZD	JP Morgan Chase Bank	493,439	496,843	3/20/2013	3,404

Total					$32,986

166	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

Forward Currency Contracts to Sell	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation

DKK	JP Morgan Chase Bank	$354,286	$350,161	3/20/2013	$(4,125)

PLN	JP Morgan Chase Bank	448,897	439,297	3/20/2013	(9,600)

SEK	JP Morgan Chase Bank	736,825	718,206	3/20/2013	(18,619)

Total					$(32,344)

Legend:

AUD – Australian Dollar

DKK – Danish Krone

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2012.
(4)	TBA – To be announced.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.12%	11/7/2022	$14,761,005

(6)	See currency legend above.

At December 31, 2012, the Fund had entered into the following open option contract:

Number of Contracts	Put Written Options	Expiration Date	Premiums Received	Current Value	Unrealized Depreciation

50	30 YR US Treasury Note, strike @ $144	March 2013	$30,218	$(42,188)	$(11,970)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	167

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$2,528,458	$—	$2,528,458

Collateralized Mortgage Obligations	—	11,408,009	—	11,408,009

Commercial Mortgage-Backed Securities	—	11,365,975	—	11,365,975

Corporate Bonds	—	45,540,356	—	45,540,356

Mortgage Pass-Through Securities	—	15,092,717	—	15,092,717

Municipal Bonds	—	1,656,570	—	1,656,570

Non-U.S. Government Securities	—	1,954,236	—	1,954,236

Senior Secured Loans	—	14,287,994	—	14,287,994

U.S. Government Securities	—	2,898,383	—	2,898,383

Repurchase Agreements	—	14,469,000	—	14,469,000

Other Financial Instruments:

Forward Currency Contracts	—	642	—	642

Written Put Options	—	(42,188)	—	(42,188)

Total	$—	$121,160,152	$—	$121,160,152

168	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

December 31, 2012	Principal Amount	Value
Commercial Paper – 61.4%
Agricultural – 2.2%
Cargill Global Funding 0.14% due 1/4/2013(1)	$10,000,000	$9,999,883

		9,999,883
Chemicals – 3.8%
Air Products & Chemicals, Inc.
0.13% due 1/15/2013(1)	5,000,000	4,999,747
0.14% due 1/25/2013(1)	2,200,000	2,199,795
Praxair, Inc. 0.09% due 1/8/2013	10,000,000	9,999,825

		17,199,367
Computers – 2.2%
International Business Machines Corp. 0.07% due 1/4/2013(1)	10,000,000	9,999,942

		9,999,942
Conglomerates – 2.2%
General Electric Capital Corp. 0.01% due 1/11/2013	10,000,000	9,999,972

		9,999,972
Diversified Financial Services – 2.2%
The Charles Schwab Corp. 0.19% due 1/2/2013(1)	10,000,000	9,999,947

		9,999,947
Diversified Manufacturing – 2.2%
Danaher Corp. 0.15% due 1/4/2013(1)	10,000,000	9,999,875

		9,999,875
Electric – 3.3%
American Transmission Co., LLC 0.16% due 1/9/2013(1)	5,000,000	4,999,822
Emerson Electric Co.
0.12% due 1/25/2013(1)	5,000,000	4,999,600
0.15% due 2/26/2013(1)	5,000,000	4,998,834

		14,998,256
Entertainment – 1.1%
The Walt Disney Co. 0.12% due 2/4/2013(1)	5,000,000	4,999,433

		4,999,433
Food And Beverage – 5.1%
Nestle Capital Corp. 0.04% due 1/15/2013(1)	10,000,000	9,999,844
Pepsico, Inc. 0.07% due 1/10/2013(1)	3,000,000	2,999,948

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	169

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

December 31, 2012	Principal Amount	Value
Food And Beverage (continued)
The Coca-Cola Co. 0.15% due 1/14/2013(1)	$10,000,000	$9,999,458

		22,999,250
Household Products-Wares – 1.1%
Proctor & Gamble Co. 0.16% due 2/22/2013(1)	5,000,000	4,998,845

		4,998,845
Insurance-Life – 4.3%
Massachusetts Mutual Life Insurance Co. 0.16% due 1/11/2013(1)	9,500,000	9,499,578
The Travelers Companies, Inc. 0.07% due 1/18/2013(1)	10,000,000	9,999,669

		19,499,247
Internet – 2.0%
Google, Inc. 0.09% due 1/17/2013(1)	9,000,000	8,999,640

		8,999,640
Oil & Gas Services – 5.6%
Baker Hughes, Inc. 0.16% due 3/11/2013(1)	10,000,000	9,996,933
Exxon Mobil Corp. 0.03% due 1/2/2013	5,000,000	4,999,996
Koch Resources LLC 0.11% due 1/8/2013(1)	10,000,000	9,999,786

		24,996,715
Oil-Integrated – 2.0%
Chevron Corp.
0.11% due 1/25/2013(1)	4,000,000	3,999,707
0.12% due 1/3/2013(1)	5,000,000	4,999,966

		8,999,673
Pharmaceuticals – 11.1%
Astrazeneca PLC
0.15% due 2/13/2013(1)	5,000,000	4,999,104
0.16% due 1/17/2013(1)	5,100,000	5,099,637
Johnson & Johnson 0.01% due 1/4/2013(1)	10,000,000	9,999,992
Medtronic, Inc.
0.14% due 1/25/2013(1)	5,000,000	4,999,533
0.16% due 2/14/2013(1)	5,000,000	4,999,022
Merck & Co., Inc. 0.10% due 1/31/2013(1)	10,000,000	9,999,167
Pfizer, Inc. 0.08% due 1/11/2013(1)	5,000,000	4,999,889

170	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

December 31, 2012	Principal Amount	Value
Pharmaceuticals (continued)
Roche Holdings, Inc. 0.10% due 1/18/2013(1)	$5,000,000	$4,999,764

		50,096,108
Refining – 2.2%
Motiva Enterprises LLC 0.18% due 1/4/2013	10,000,000	9,999,850

		9,999,850
Retailers – 2.2%
Wal-Mart Stores, Inc. 0.10% due 1/22/2013(1)	10,000,000	9,999,417

		9,999,417
Tobacco – 2.2%
Philip Morris International, Inc. 0.14% due 2/1/2013(1)	10,000,000	9,998,795

		9,998,795
Transportation – 2.2%
NetJets, Inc. 0.10% due 1/15/2013(1)	10,000,000	9,999,611

		9,999,611
Utilities-Electric & Water – 2.2%
National Rural Utilities Cooperative Finance Corp. 0.14% due 1/11/2013	9,600,000	9,599,627

		9,599,627
Total Commercial Paper (Cost $277,383,453)		277,383,453

	Principal Amount	Value
Municipal Securities – 4.4%
Connecticut – 3.7%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.19% due 1/3/2013(2)(3)	16,990,000	16,990,000

		16,990,000
Iowa – 0.7%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.18% due 1/3/2013(2)(4)	3,120,000	3,120,000

		3,120,000
Total Municipal Securities (Cost $20,110,000)		20,110,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	171

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

December 31, 2012	Principal Amount	Value
U.S. Government Securities – 18.8%
U.S. Treasury Bills
0.026% due 1/24/2013	$10,000,000	$9,999,834
0.07% due 1/17/2013	10,000,000	9,999,689
0.085% due 3/14/2013	5,000,000	4,999,150
0.086% due 3/21/2013	5,000,000	4,999,056
0.096% due 1/17/2013	5,000,000	4,999,787
0.121% due 2/14/2013	5,000,000	4,999,261
0.123% due 3/7/2013	5,000,000	4,998,890
0.126% due 2/21/2013	5,000,000	4,999,107
0.135% due 4/4/2013	5,000,000	4,998,256
0.138% due 4/4/2013	5,000,000	4,998,218
0.141% due 1/10/2013	5,000,000	4,999,824
0.145% due 5/2/2013-6/27/2013	15,000,000	14,991,561
0.148% due 2/7/2013	5,000,000	4,999,239

Total U.S. Government Securities (Cost $84,981,872)		84,981,872

	Principal Amount	Value
Repurchase Agreements – 15.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $70,007,039, due 1/2/2013(5)	70,007,000	70,007,000
Total Repurchase Agreements (Cost $70,007,000)		70,007,000
Total Investments - 100.1% (Cost $452,482,325)		452,482,325
Other Liabilities, Net - (0.1)%		(393,097)
Total Net Assets - 100.0%		$452,089,228

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2012, the aggregate market value of these securities amounted to $232,784,183, representing 51.5% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at December 31, 2012.
(3)	Issue supported by a standby purchase agreement with Helabe Landesbank Hessen-Thuringen.
(4)	Issue supported by a standby purchase agreement with Federal Home Loan Bank.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	2.00%	1/30/2023	$71,409,653

172	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Commercial Paper	$—	$277,383,453	$—	$277,383,453

Municipal Securities	—	20,110,000	—	20,110,000

U.S. Government Securities	—	84,981,872	—	84,981,872

Repurchase Agreements	—	70,007,000	—	70,007,000

Total	$—	$452,482,325	$—	$452,482,325

The Fund’s end of the month schedule of investments is available at www.RSinvestments.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	173

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2012	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield
Assets
Investments, at value	$218,299,750	$1,742,627,946	$126,662,608
Repurchase agreements	32,573,000	73,467,000	4,908,000
Cash and cash equivalents	15,683	434,346	24,950
Foreign currency, at value	—	—	—
Receivable for fund shares subscribed	3,028,095	902,582,274	147,036
Dividends/interest receivable	1,217,001	8,064,631	2,078,266
Receivable for investments sold	201,000	—	—
Unrealized appreciation for open forward currency contracts	—	—	—
Due from distributor	—	—	—

Total Assets	255,334,529	2,727,176,197	133,820,860

Liabilities
Payable for investments purchased	30,298,588	42,359,396	—
Payable for fund shares redeemed	237,452	888,705,986	226,910
Payable to adviser	77,610	676,573	18,806
Distributions payable	31,232	489,982	266,235
Payable to distributor	24,008	125,349	33,804
Accrued trustees’ fees	2,194	16,139	1,439
Options written, at value	—	—	—
Unrealized depreciation for open forward currency contracts	—	—	—
Accrued expenses/other liabilities	116,135	481,803	85,555

Total Liabilities	30,787,219	932,855,228	632,749

Total Net Assets	$224,547,310	$1,794,320,969	$133,188,111

Net Assets Consist of:
Paid-in capital	$213,324,084	$1,780,613,148	$131,855,766
Distributions in excess of net investment income	—	(2,566)	—
Accumulated undistributed net investment income	34,508	—	174,705
Accumulated net realized gain/(loss) from investments, futures contracts and foreign currency transactions	207,513	217,179	(5,403,965)
Net unrealized appreciation/(depreciation) on investments, options written and translation of assets and liabilities in foreign currencies	10,981,205	13,493,208	6,561,605

Total Net Assets	$224,547,310	$1,794,320,969	$133,188,111

Investments, at Cost	$239,891,545	$1,802,601,738	$125,009,003

Foreign Currency, at Cost	$—	$—	$—

Premiums Received for Options Written	$—	$—	$—

Pricing of Shares
Net Assets:
Class A	$129,705,683	$818,461,871	$64,916,134
Class C	27,040,123	334,752,660	34,998,421
Class K	9,290,753	7,237,911	22,002,815
Class Y	58,510,751	633,868,527	11,270,741
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	12,353,523	79,309,365	8,953,987
Class C	2,576,114	32,436,862	4,830,025
Class K	883,841	701,277	3,033,466
Class Y	5,570,304	61,410,068	1,556,667
Net Asset Value Per Share:
Class A	$10.50	$10.32	$7.25
Class C	10.50	10.32	7.25
Class K	10.51	10.32	7.25
Class Y	10.50	10.32	7.24
Sales Charge Class A (Load)	3.75%	2.25%	3.75%
Maximum Offering Price Per Class A Share	$10.91	$10.56	$7.53

174	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$465,693,643	$272,511,376	$1,871,870,254	$106,732,698		$382,475,325
—	—	157,060,000	14,469,000		70,007,000
22,224,189	8,027,126	5,149,465	322,523		947
—	—	—	89,483		—
3,061,410	1,336,133	24,251,810	127,497		391,936
5,770,556	3,690,928	9,421,717	897,071		5,075
—	—	22,733,975	—		—
—	—	—	32,986		—
—	—	—	12,232		63,296

496,749,798	285,565,563	2,090,487,221	122,683,490		452,943,579

—	—	137,396,412	12,629,460		—
2,901,860	5,035,618	6,373,048	134,338		577,959
213,550	127,081	1,040,251	55,544		169,095
285,517	132,477	1,825,148	17,777		84
34,156	1,229	65,937	—		—
4,749	2,910	15,683	1,025		4,434
—	—	—	42,188		—
—	—	—	32,344		—
146,817	96,691	505,245	64,254		102,779

3,586,649	5,396,006	147,221,724	12,976,930		854,351

$493,163,149	$280,169,557	$1,943,265,497	$109,706,560		$452,089,228

$454,016,745	$262,823,021	$1,955,456,126	$105,193,524		$452,136,996
—	—	(48,103)	(95,745)		—
18,942	1,250	—	—		—
106,892	(1,145,477)	(34,149,514)	(3,099)		(47,768)
39,020,570	18,490,763	22,006,988	4,611,880		—

$493,163,149	$280,169,557	$1,943,265,497	$109,706,560		$452,089,228

$426,673,073	$254,020,613	$2,006,923,266	$116,582,600		$452,482,325

$—	$—	$—	$88,969		$—

$—	$—	$—	$30,218		$—

$275,880,832	$137,734,150	$771,638,407	$84,371,900		$428,043,854
107,073,250	68,924,915	599,026,333	13,105,997		1,992,114
—	—	4,284,809	3,085,466		22,053,260
110,209,067	73,510,492	568,315,948	9,143,197		—

24,795,206	12,307,353	75,170,144	7,930,881		428,099,175
9,625,382	6,159,530	58,330,978	1,229,011		1,992,981
—	—	417,488	289,187		22,055,180
9,910,670	6,567,393	55,350,886	861,161		—

$11.13	$11.19	$10.27	$10.64		$1.00
11.12	11.19	10.27	10.66		1.00
—	—	10.26	10.67		1.00
11.12	11.19	10.27	10.62		—
3.75%	3.75%	2.25%	3.75%		NA
$11.56	$11.63	$10.51	$11.05	$	NA

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	175

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2012	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield

Investment Income
Interest	$7,429,162	$40,280,131	$10,296,906
Dividends	—	—	8,291
Withholding taxes on foreign dividends	—	—	(791)

Total Investment Income	7,429,162	40,280,131	10,304,406

Expenses
Investment advisory fees	1,073,023	6,802,695	849,690
Distribution fees	611,197	4,795,894	670,589
Transfer agent fees	249,675	1,243,211	152,468
Custodian fees	79,708	187,583	61,700
Registration fees	76,266	215,047	77,438
Professional fees	44,479	143,135	39,373
Shareholder reports	34,152	200,424	26,502
Administrative service fees	26,717	186,546	17,865
Trustees’ fees	10,427	72,610	6,950
Insurance expense	5,274	37,058	3,532
Other expenses	4,337	28,320	3,042

Total Expenses	2,215,255	13,912,523	1,909,149

Less: Fee/Expense waiver/reimbursement by distributor	(283,172)	(529,894)	(288,237)
Less: Custody credits	(13)	(300)	(40)

Total Expenses, Net	1,932,070	13,382,329	1,620,872

Net Investment Income	5,497,092	26,897,802	8,683,534

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Options Written, Futures Contracts and Foreign Currency Transactions
Net realized gain/(loss) from investments and options written	3,483,850	892,892	2,412,621
Net realized gain from futures contracts	—	—	—
Net realized gain from foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation on investments	2,878,630	14,310,314	7,380,543
Net change in unrealized appreciation/depreciation on options written	—	—	—
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—	—

Net Gain on Investments, Options Written, Futures Contracts and Foreign Currency Transactions	6,362,480	15,203,206	9,793,164

Net Increase in Net Assets Resulting from Operations	$11,859,572	$42,101,008	$18,476,698

176	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$17,325,901	$11,657,723	$89,030,951	$4,399,926	$538,724
—	—	—	—	—
—	—	—	—	—

17,325,901	11,657,723	89,030,951	4,399,926	538,724

2,339,215	1,278,471	9,539,936	592,336	2,020,028
1,650,965	886,568	6,376,476	319,656	1,233,580
406,974	192,913	1,256,310	94,041	201,520
69,175	41,121	195,108	67,240	58,439
70,378	85,066	126,276	70,896	57,341
62,961	47,323	246,426	36,302	60,558
61,043	34,833	212,289	19,353	85,673
58,133	31,431	175,692	12,208	55,064
22,777	12,141	69,723	4,758	21,801
11,403	6,384	35,794	2,407	11,033
9,069	4,789	262,691	2,073	6,724

4,762,093	2,621,040	18,496,721	1,221,270	3,811,761

(378,585)	(594,886)	(3,753,460)	(427,761)	(3,318,051)
(16,966)	(11,072)	(67)	(5)	(1)

4,366,542	2,015,082	14,743,194	793,504	493,709

12,959,359	9,642,641	74,287,757	3,606,422	45,015

3,125,657	866,278	(20,597,881)	1,407,768	—
—	—	—	23,270	—
—	—	—	(276,460)	—

14,536,075	12,006,201	74,719,455	3,290,856	—

—	—	—	(11,970)	—

—	—	—	(114,443)	—

17,661,732	12,872,479	54,121,574	4,319,021	—

$30,621,091	$22,515,120	$128,409,331	$7,925,443	$45,015

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	177

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Investment Quality Bond
	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$5,497,092	$5,474,861
Net realized gain/(loss) from investments	3,483,850	2,155,783
Net change in unrealized appreciation/depreciation on investments	2,878,630	3,021,319

Net Increase in Net Assets Resulting from Operations	11,859,572	10,651,963

Distributions to Shareholders
Net investment income
Class A	(3,301,321)	(4,047,637)
Class B1	(4,986)	(43,417)
Class C	(421,055)	(223,488)
Class K	(215,969)	(338,361)
Class Y	(1,553,764)	(821,488)
Net realized gain on investments
Class A	(1,951,986)	(1,190,280)
Class B1	—	(17,895)
Class C	(414,185)	(145,836)
Class K	(142,116)	(121,623)
Class Y	(895,079)	(497,370)

Total Distributions	(8,900,461)	(7,447,395)

Capital Share Transactions
Proceeds from sales of shares	92,151,044	124,890,925
Reinvestment of distributions	8,157,513	6,878,742
Cost of shares redeemed	(73,038,476)	(97,014,369)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	27,270,081	34,755,298

Net Increase in Net Assets	30,229,192	37,959,866

Net Assets
Beginning of year	194,318,118	156,358,252

End of year	$224,547,310	$194,318,118

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$34,508	$34,511

Other Information:
Shares
Sold	8,763,143	12,117,877
Reinvested	774,731	669,050
Redeemed	(6,938,082)	(9,455,509)

Net Increase/(Decrease)	2,599,792	3,331,418

[1]	Effective February 17, 2012, all Class B shares were converted into Class A shares.

178	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield		RS Tax-Exempt
For the Year Ended 12/31/12	For the Year Ended 12/31/11	For the Year Ended 12/31/12	For the Year Ended 12/31/11	For the Year Ended 12/31/12	For the Year Ended 12/31/11

$26,897,802	$17,825,314	$8,683,534	$8,769,915	$12,959,359	$9,747,509
892,892	627,776	2,412,621	3,302,769	3,125,657	(676,886)

14,310,314	(6,050,747)	7,380,543	(7,009,554)	14,536,075	23,173,892

42,101,008	12,402,343	18,476,698	5,063,130	30,621,091	32,244,515

(14,038,943)	(10,644,428)	(4,857,406)	(4,980,635)	(8,022,808)	(6,475,708)
(4,270)	(27,313)	(30,399)	(242,469)	—	—
(3,225,721)	(2,771,606)	(1,908,705)	(1,765,557)	(2,021,181)	(1,643,873)
(94,895)	(99,495)	(1,229,010)	(1,292,628)	—	—
(9,533,974)	(4,282,877)	(658,012)	(488,522)	(2,915,285)	(1,627,924)

(362,057)	(302,444)	—	—	—	—
—	(1,080)	—	—	—	—
(148,233)	(114,212)	—	—	—	—
(3,198)	(2,876)	—	—	—	—
(273,611)	(140,656)	—	—	—	—

(27,684,902)	(18,386,987)	(8,683,532)	(8,769,811)	(12,959,274)	(9,747,505)

2,399,145,953	1,081,313,191	59,371,621	57,154,981	241,162,026	233,290,470
21,386,079	13,902,345	5,006,588	7,809,157	9,240,761	6,172,296
(1,863,235,231)	(529,733,623)	(67,538,960)	(59,004,412)	(188,692,327)	(113,768,273)

557,296,801	565,481,913	(3,160,751)	5,959,726	61,710,460	125,694,493

571,712,907	559,497,269	6,632,415	2,253,045	79,372,277	148,191,503

1,222,608,062	663,110,793	126,555,696	124,302,651	413,790,872	265,599,369

$1,794,320,969	$1,222,608,062	$133,188,111	$126,555,696	$493,163,149	$413,790,872

$(2,566)	$(2,565)	$—	$—	$—	$—

$—	$—	$174,705	$168,232	$18,942	$16,982

232,848,698	105,511,560	8,512,840	8,359,089	21,919,507	22,580,440
2,076,204	1,355,650	710,559	1,131,649	836,998	600,622
(180,785,826)	(51,637,944)	(9,609,374)	(8,665,205)	(17,143,056)	(11,147,865)

54,139,076	55,229,266	(385,975)	825,533	5,613,449	12,033,197

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	179

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS High Income Municipal Bond
	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$9,642,641	$6,135,309
Net realized gain/(loss) from investments, options written, futures contracts and foreign currency transactions	866,278	(1,368,294)
Net change in unrealized appreciation/depreciation on investments, options written and translation of assets and liabilities in foreign currencies	12,006,201	9,270,901

Net Increase/(Decrease) in Net Assets Resulting from Operations	22,515,120	14,037,916

Distributions to Shareholders
Net investment income
Class A	(5,167,032)	(4,105,058)
Class B1	—	—
Class C	(1,707,532)	(1,065,068)
Class K	—	—
Class Y	(2,768,077)	(979,444)
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(9,642,641)	(6,149,570)

Capital Share Transactions
Proceeds from sales of shares	237,430,289	113,615,961
Reinvestment of distributions	7,868,038	4,837,088
Cost of shares redeemed	(148,641,437)	(59,459,711)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	96,656,890	58,993,338

Net Increase/(Decrease) in Net Assets	109,529,369	66,881,684

Net Assets
Beginning of year	170,640,188	103,758,504

End of year	$280,169,557	$170,640,188

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,250	$—

Other Information:
Shares
Sold	21,550,153	11,151,632
Reinvested	708,470	477,393
Redeemed	(13,397,593)	(5,881,968)

Net Increase/(Decrease)	8,861,030	5,747,057

[1]	Effective February 17, 2012, all Class B shares were converted into Class A shares.

180	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income		RS Money Market
For the Year Ended 12/31/12	For the Year Ended 12/31/11	For the Year Ended 12/31/12	For the Year Ended 12/31/11	For the Year Ended 12/31/12	For the Year Ended 12/31/11

$74,287,757	$64,698,912	$3,606,422	$3,494,180	$45,015	$50,320
(20,597,881)	(13,844,916)	1,154,578	509,491	—	—
74,719,455	(57,190,921)	3,164,443	68,451	—	—

128,409,331	(6,336,925)	7,925,443	4,072,122	45,015	50,320

(30,518,555)	(30,511,137)	(2,833,197)	(3,005,977)	(46,053)	(87,563)
—	—	—	—	(15)	(265)
(22,020,276)	(16,641,641)	(327,712)	(258,335)	(278)	(1,093)
(199,837)	(181,841)	(93,284)	(108,507)	(2,511)	(3,758)
(21,547,216)	(17,385,107)	(353,247)	(315,570)	—	—

—	(844,303)	(1,007,508)	(391,062)	—	—
—	(469,602)	(156,209)	(49,330)	—	—
—	(4,872)	(36,618)	(15,210)	—	—
—	(497,213)	(110,058)	(30,155)	—	—

(74,285,884)	(66,535,716)	(4,917,833)	(4,174,146)	(48,857)	(92,679)

1,186,643,458	1,438,401,588	49,440,281	31,051,598	270,470,620	289,815,815
54,302,190	44,085,967	4,534,433	3,984,185	47,882	91,323
(504,420,282)	(913,137,930)	(29,970,542)	(18,743,724)	(286,027,505)	(283,421,644)

736,525,366	569,349,625	24,004,172	16,292,059	(15,509,003)	6,485,494

790,648,813	496,476,984	27,011,782	16,190,035	(15,512,845)	6,443,135

1,152,616,684	656,139,700	82,694,778	66,504,743	467,602,073	461,158,938

$1,943,265,497	$1,152,616,684	$109,706,560	$82,694,778	$452,089,228	$467,602,073

$(48,103)	$(4,771)	$(95,745)	$—	$—	$—

$—	$—	$—	$176,304	$—	$3,748

116,753,474	139,964,631	4,688,772	3,010,172	270,470,386	289,815,815
5,348,567	4,374,114	427,385	386,287	47,883	91,323
(49,792,386)	(91,052,329)	(2,842,567)	(1,817,221)	(286,027,505)	(283,421,644)

72,309,655	53,286,416	2,273,590	1,579,238	(15,509,236)	6,485,494

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	181

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Year Ended 12/31/12	$10.34	$0.28	$0.32	$0.60	$(0.28)	$(0.16)
Year Ended 12/31/11	10.12	0.35	0.33	0.68	(0.35)	(0.11)
Year Ended 12/31/10	9.89	0.38	0.36	0.74	(0.38)	(0.13)
Year Ended 12/31/09	9.34	0.41	0.55	0.96	(0.41)	—
Year Ended 12/31/08	9.79	0.42	(0.45)	(0.03)	(0.42)	—
Class C
Year Ended 12/31/12	$10.34	$0.20	$0.32	$0.52	$(0.20)	$(0.16)
Year Ended 12/31/11	10.11	0.28	0.34	0.62	(0.28)	(0.11)
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.34	0.34	0.55	0.89	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.45)	(0.10)	(0.35)	—
Class K
Year Ended 12/31/12	$10.36	$0.23	$0.31	$0.54	$(0.23)	$(0.16)
Year Ended 12/31/11	10.13	0.31	0.34	0.65	(0.31)	(0.11)
Year Ended 12/31/10	9.90	0.34	0.36	0.70	(0.34)	(0.13)
Year Ended 12/31/09	9.35	0.37	0.55	0.92	(0.37)	—
Year Ended 12/31/08	9.80	0.38	(0.45)	(0.07)	(0.38)	—
Class Y
Year Ended 12/31/12	$10.35	$0.30	$0.31	$0.61	$(0.30)	$(0.16)
Year Ended 12/31/11	10.12	0.37	0.34	0.71	(0.37)	(0.11)
Year Ended 12/31/10	9.89	0.40	0.36	0.76	(0.40)	(0.13)
Period From 5/13/09[3] to 12/31/09[4]	9.47	0.27	0.42	0.69	(0.27)	—

See notes to Financial Highlights on pages 192-193.

182	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.44)	$10.50	5.85%	$129,706	0.85%	0.99%	2.62%	2.48%	154%
(0.46)	10.34	6.87%	115,632	0.85%	0.98%	3.46%	3.33%	113%
(0.51)	10.12	7.55%	135,370	0.85%	1.04%	3.69%	3.50%	129%
(0.41)	9.89	10.50%	127,155	0.85%	1.05%	4.24%	4.04%	169%
(0.42)	9.34	(0.35)%	88,118	0.85%	1.01%	4.34%	4.18%	172%

$(0.36)	$10.50	5.06%	$27,040	1.60%	1.79%	1.83%	1.64%	154%
(0.39)	10.34	6.17%	15,482	1.60%	1.84%	2.60%	2.36%	113%
(0.43)	10.11	6.64%	7,270	1.60%	1.80%	2.97%	2.77%	129%
(0.34)	9.89	9.68%	11,701	1.60%	1.81%	3.49%	3.28%	169%
(0.35)	9.34	(1.10)%	7,794	1.60%	1.80%	3.60%	3.40%	172%

$(0.39)	$10.51	5.33%	$9,291	1.25%	1.44%	2.23%	2.04%	154%
(0.42)	10.36	6.55%	10,471	1.25%	1.50%	3.04%	2.79%	113%
(0.47)	10.13	7.12%	10,104	1.25%	1.50%	3.34%	3.09%	129%
(0.37)	9.90	10.05%	13,096	1.25%	1.55%	3.86%	3.56%	169%
(0.38)	9.35	(0.74)%	10,804	1.25%	1.39%	3.95%	3.81%	172%

$(0.46)	$10.50	5.95%	$58,511	0.66%	0.74%	2.80%	2.72%	154%
(0.48)	10.35	7.18%	51,026	0.66%	0.68%	3.39%	3.37%	113%
(0.53)	10.12	7.75%	1,849	0.66%	0.76%	3.85%	3.75%	129%
(0.27)	9.89	7.32%	1,093	0.66%	0.84%	4.28%	4.10%	169%

See notes to Financial Highlights on pages 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	183

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Year Ended 12/31/12	$10.21	$0.20	$0.11	$0.31	$(0.20)	$	—[5]
Year Ended 12/31/11	10.28	0.24	(0.06)	0.18	(0.24)		(0.01)
Year Ended 12/31/10	10.17	0.28	0.14	0.42	(0.28)		(0.03)
Year Ended 12/31/09	9.88	0.28	0.29	0.57	(0.28)		—[5]
Year Ended 12/31/08	9.89	0.34	(0.01)	0.33	(0.34)		—
Class C
Year Ended 12/31/12	$10.21	$0.12	$0.11	$0.23	$(0.12)	$	—[5]
Year Ended 12/31/11	10.28	0.16	(0.06)	0.10	(0.16)		(0.01)
Year Ended 12/31/10	10.17	0.21	0.14	0.35	(0.21)		(0.03)
Year Ended 12/31/09	9.88	0.21	0.29	0.50	(0.21)		—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)		—
Class K
Year Ended 12/31/12	$10.21	$0.15	$0.11	$0.26	$(0.15)	$	—[5]
Year Ended 12/31/11	10.28	0.20	(0.06)	0.14	(0.20)		(0.01)
Year Ended 12/31/10	10.17	0.24	0.14	0.38	(0.24)		(0.03)
Year Ended 12/31/09	9.88	0.24	0.29	0.53	(0.24)		—[5]
Year Ended 12/31/08	9.89	0.30	(0.01)	0.29	(0.30)		—
Class Y
Year Ended 12/31/12	$10.21	$0.22	$0.11	$0.33	$(0.22)	$	—[5]
Year Ended 12/31/11	10.28	0.26	(0.06)	0.20	(0.26)		(0.01)
Year Ended 12/31/10	10.17	0.30	0.14	0.44	(0.30)		(0.03)
Period From 5/13/09[3] to 12/31/09[4]	9.98	0.20	0.19	0.39	(0.20)		—[5]

See notes to Financial Highlights on pages 192-193.

184	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.20)	$10.32	3.06%	$818,462	0.80%	0.84%	1.88%	1.84%	64%
(0.25)	10.21	1.68%	665,196	0.80%	0.86%	2.26%	2.20%	76%
(0.31)	10.28	4.15%	408,167	0.80%	0.93%	2.68%	2.55%	121%
(0.28)	10.17	5.89%	162,209	0.80%	0.97%	2.84%	2.67%	393%
(0.34)	9.88	3.35%	17,326	0.80%	1.23%	3.37%	2.94%	127%

$(0.12)	$10.32	2.29%	$334,753	1.55%	1.62%	1.12%	1.05%	64%
(0.17)	10.21	0.93%	236,987	1.55%	1.61%	1.52%	1.46%	76%
(0.24)	10.28	3.38%	144,393	1.55%	1.67%	1.92%	1.80%	121%
(0.21)	10.17	5.10%	44,681	1.55%	1.71%	2.09%	1.93%	393%
(0.26)	9.88	2.58%	9,156	1.55%	1.93%	2.65%	2.27%	127%

$(0.15)	$10.32	2.65%	$7,238	1.20%	1.33%	1.46%	1.33%	64%
(0.21)	10.21	1.28%	5,551	1.20%	1.36%	1.88%	1.72%	76%
(0.27)	10.28	3.75%	4,139	1.20%	1.41%	2.32%	2.11%	121%
(0.24)	10.17	5.47%	3,746	1.20%	1.42%	2.42%	2.20%	393%
(0.30)	9.88	2.94%	10,854	1.20%	1.56%	3.00%	2.64%	127%

$(0.22)	$10.32	3.27%	$633,868	0.61%	0.61%	2.03%	2.03%	64%
(0.27)	10.21	1.89%	312,680	0.60%	0.60%	2.43%	2.43%	76%
(0.33)	10.28	4.36%	104,784	0.62%	0.62%	2.83%	2.83%	121%
(0.20)	10.17	3.91%	7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on pages 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	185

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS High Yield Fund
Class A
Year Ended 12/31/12	$6.75	$0.45	$0.50	$0.95	$(0.45)	$—
Year Ended 12/31/11	6.93	0.49	(0.18)	0.31	(0.49)	—
Year Ended 12/31/10	6.59	0.52	0.34	0.86	(0.52)	—
Year Ended 12/31/09	5.16	0.50	1.43	1.93	(0.50)	—
Year Ended 12/31/08	7.03	0.52	(1.87)	(1.35)	(0.52)	—

Class C
Year Ended 12/31/12	$6.74	$0.39	$0.51	$0.90	$(0.39)	$—
Year Ended 12/31/11	6.93	0.44	(0.19)	0.25	(0.44)	—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—

Class K
Year Ended 12/31/12	$6.75	$0.42	$0.50	$0.92	$(0.42)	$—
Year Ended 12/31/11	6.93	0.46	(0.18)	0.28	(0.46)	—
Year Ended 12/31/10	6.59	0.49	0.34	0.83	(0.49)	—
Year Ended 12/31/09	5.16	0.48	1.43	1.91	(0.48)	—
Year Ended 12/31/08	7.03	0.50	(1.87)	(1.37)	(0.50)	—

Class Y
Year Ended 12/31/12	$6.74	$0.46	$0.50	$0.96	$(0.46)	$—
Year Ended 12/31/11	6.92	0.50	(0.18)	0.32	(0.50)	—
Year Ended 12/31/10	6.58	0.53	0.34	0.87	(0.53)	—
Period From 5/13/09[3] to 12/31/09[4]	5.74	0.33	0.84	1.17	(0.33)	—

See notes to Financial Highlights on pages 192-193.

186	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.45)	$7.25	14.43%	$64,916	0.92%	1.12%	6.36%	6.16%	103%
(0.49)	6.75	4.56%	68,517	0.85%	1.11%	7.10%	6.84%	101%
(0.52)	6.93	13.54%	72,025	0.85%	1.14%	7.67%	7.38%	108%
(0.50)	6.59	38.92%	76,328	0.85%	1.14%	8.39%	8.10%	66%
(0.52)	5.16	(20.10)%	41,222	0.85%	1.18%	8.38%	8.05%	72%

$(0.39)	$7.25	13.75%	$34,998	1.67%	1.88%	5.60%	5.39%	103%
(0.44)	6.74	3.62%	27,882	1.60%	1.88%	6.34%	6.06%	101%
(0.47)	6.93	12.88%	25,102	1.60%	1.92%	6.92%	6.60%	108%
(0.45)	6.58	37.69%	15,088	1.60%	1.93%	7.67%	7.34%	66%
(0.47)	5.16	(20.58)%	8,897	1.60%	1.93%	7.59%	7.26%	72%

$(0.42)	$7.25	13.98%	$22,003	1.32%	1.52%	5.96%	5.76%	103%
(0.46)	6.75	4.15%	18,961	1.25%	1.54%	6.71%	6.42%	101%
(0.49)	6.93	13.09%	18,710	1.25%	1.58%	7.29%	6.96%	108%
(0.48)	6.59	38.36%	16,522	1.25%	1.60%	8.04%	7.69%	66%
(0.50)	5.16	(20.42)%	11,663	1.25%	1.57%	7.94%	7.62%	72%

$(0.46)	$7.24	14.66%	$11,271	0.73%	0.91%	6.52%	6.34%	103%
(0.50)	6.74	4.75%	7,418	0.66%	0.88%	7.30%	7.08%	101%
(0.53)	6.92	13.77%	4,678	0.66%	0.88%	7.89%	7.67%	108%
(0.33)	6.58	20.76%	1,207	0.66%	0.97%	8.25%	7.94%	66%

See notes to Financial Highlights on pages 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	187

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Year Ended 12/31/12	$10.69	$0.32	$0.44	$0.76	$(0.32)	$—
Year Ended 12/31/11	9.95	0.34	0.74	1.08	(0.34)	—
Year Ended 12/31/10	10.19	0.37	(0.24)	0.13	(0.37)	—
Year Ended 12/31/09	9.48	0.37	0.71	1.08	(0.37)	—
Year Ended 12/31/08	9.83	0.33	(0.35)	(0.02)	(0.33)	—
Class C
Year Ended 12/31/12	$10.69	$0.23	$0.43	$0.66	$(0.23)	$—
Year Ended 12/31/11	9.95	0.26	0.74	1.00	(0.26)	—
Year Ended 12/31/10	10.18	0.29	(0.23)	0.06	(0.29)	—
Year Ended 12/31/09	9.47	0.29	0.71	1.00	(0.29)	—
Year Ended 12/31/08	9.83	0.25	(0.36)	(0.11)	(0.25)	—
Class Y
Year Ended 12/31/12	$10.68	$0.34	$0.44	$0.78	$(0.34)	$—
Year Ended 12/31/11	9.95	0.36	0.73	1.09	(0.36)	—
Year Ended 12/31/10	10.18	0.39	(0.23)	0.16	(0.39)	—
Period From 5/13/09[3] to 12/31/09[4]	9.94	0.25	0.24	0.49	(0.25)	—

RS High Income Municipal Bond Fund
Class A
Year Ended 12/31/12	$10.55	$0.44	$0.64	$1.08	$(0.44)	$—
Year Ended 12/31/11	9.95	0.52	0.60	1.12	(0.52)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—
Class C
Year Ended 12/31/12	$10.55	$0.35	$0.64	$0.99	$(0.35)	$—
Year Ended 12/31/11	9.95	0.46	0.60	1.06	(0.46)	—
Year Ended 12/31/10	10.07	0.57	(0.11)	0.46	(0.57)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—
Class Y
Year Ended 12/31/12	$10.55	$0.46	$0.64	$1.10	$(0.46)	$—
Year Ended 12/31/11	9.95	0.54	0.60	1.14	(0.54)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

See notes to Financial Highlights on pages 192-193.

188	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.32)	$11.13	7.19%	$275,881	0.80%		0.91%	2.91%	2.80%	15%
(0.34)	10.69	11.11%	258,848	0.80%		0.90%	3.33%	3.23%	17%
(0.37)	9.95	1.21%	161,531	0.82%		0.96%	3.58%	3.44%	22%
(0.37)	10.19	11.52%	181,692	0.85%		0.94%	3.66%	3.57%	44%
(0.33)	9.48	(0.23)%	96,557	0.85%		0.96%	3.38%	3.27%	113%

$(0.23)	$11.12	6.24%	$107,073	1.60%		1.69%	2.10%	2.01%	15%
(0.26)	10.69	10.22%	79,106	1.60%		1.67%	2.55%	2.48%	17%
(0.29)	9.95	0.52%	62,692	1.60%		1.72%	2.78%	2.66%	22%
(0.29)	10.18	10.69%	43,668	1.60%		1.71%	2.90%	2.79%	44%
(0.25)	9.47	(1.08)%	12,045	1.60%		1.73%	2.64%	2.51%	113%

$(0.34)	$11.12	7.34%	$110,209	0.67%		0.67%	3.03%	3.03%	15%
(0.36)	10.68	11.14%	75,837	0.68%		0.68%	3.42%	3.42%	17%
(0.39)	9.95	1.47%	41,376	0.67%		0.67%	3.71%	3.71%	22%
(0.25)	10.18	4.95%	2,356	0.69%		0.77%	3.80%	3.72%	44%

$(0.44)	$11.19	10.32%	$137,734	0.68%		0.92%	3.89%	3.65%	17%
(0.52)	10.55	11.68%	99,686	0.51%		0.96%	5.11%	4.66%	20%
(0.60)	9.95	4.74%	72,924	0.12%		1.20%	5.64%	4.56%	41%
(0.04)	10.07	1.10%	31,346	—%	[7]	1.25%	3.85%	2.60%	—%	[8]

$(0.35)	$11.19	9.46%	$68,925	1.48%		1.72%	3.08%	2.84%	17%
(0.46)	10.55	10.94%	34,428	1.21%		1.74%	4.41%	3.88%	20%
(0.58)	9.95	4.55%	20,104	0.34%		1.94%	5.36%	3.76%	41%
(0.04)	10.07	1.10%	2,022	—%	[7]	2.14%	3.85%	1.71%	—%	[8]

$(0.46)	$11.19	10.59%	$73,511	0.44%		0.68%	4.11%	3.87%	17%
(0.54)	10.55	11.89%	36,526	0.30%		0.67%	5.25%	4.88%	20%
(0.60)	9.95	4.76%	10,731	0.10%		0.87%	5.66%	4.89%	41%
(0.04)	10.07	1.10%	2,022	—%	[7]	2.14%	3.85%	1.71%	—%	[8]

See notes to Financial Highlights on pages 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	189

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Floating Rate Fund
Class A
Year Ended 12/31/12	$9.85	$0.54	$0.42	$0.96	$(0.54)	$—
Year Ended 12/31/11	10.30	0.54	(0.44)	0.10	(0.54)	(0.01)
Year Ended 12/31/10	10.03	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.03	0.04	(0.01)	—

Class C
Year Ended 12/31/12	$9.86	$0.46	$0.41	$0.87	$(0.46)	$—
Year Ended 12/31/11	10.31	0.48	(0.44)	0.04	(0.48)	(0.01)
Year Ended 12/31/10	10.04	0.51	0.30	0.81	(0.51)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

Class K
Year Ended 12/31/12	$9.85	$0.49	$0.41	$0.90	$(0.49)	$—
Year Ended 12/31/11	10.31	0.50	(0.45)	0.05	(0.50)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

Class Y
Year Ended 12/31/12	$9.86	$0.56	$0.41	$0.97	$(0.56)	$—
Year Ended 12/31/11	10.30	0.56	(0.43)	0.13	(0.56)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.29	0.81	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

RS Strategic Income Fund

Class A
Year Ended 12/31/12	$10.29	$0.40	$0.48	$0.88	$(0.40)	$(0.13)
Year Ended 12/31/11	10.30	0.49	0.08	0.57	(0.52)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class C
Year Ended 12/31/12	$10.31	$0.30	$0.49	$0.79	$(0.31)	$(0.13)
Year Ended 12/31/11	10.30	0.41	0.09	0.50	(0.43)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.34	0.87	(0.52)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class K
Year Ended 12/31/12	$10.32	$0.34	$0.49	$0.83	$(0.35)	$(0.13)
Year Ended 12/31/11	10.30	0.45	0.08	0.53	(0.45)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class Y
Year Ended 12/31/12	$10.27	$0.42	$0.48	$0.90	$(0.42)	$(0.13)
Year Ended 12/31/11	10.30	0.51	0.07	0.58	(0.55)	(0.06)
Year Ended 12/31/10	9.96	0.54	0.34	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

See notes to Financial Highlights on pages 192-193.

190	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.54)	$10.27	9.96%	$771,638	0.79%		1.05%	5.27%	5.01%	52%
(0.55)	9.85	1.02%	458,208	0.50%		1.07%	5.33%	4.76%	87%
(0.55)	10.30	8.37%	373,238	0.07%		1.24%	5.22%	4.05%	64%
(0.01)	10.03	0.38%	44,195	—%	[7]	1.65%	1.26%	(0.39)%	—%	[8]

$(0.46)	$10.27	8.98%	$599,026	1.58%		1.84%	4.50%	4.24%	52%
(0.49)	9.86	0.38%	407,389	1.20%		1.82%	4.72%	4.10%	87%
(0.54)	10.31	8.25%	159,695	0.24%		2.02%	5.12%	3.34%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.49)	$10.26	9.31%	$4,285	1.26%		1.52%	4.82%	4.56%	52%
(0.51)	9.85	0.52%	3,627	0.90%		1.57%	4.96%	4.29%	87%
(0.55)	10.31	8.33%	2,918	0.08%		1.62%	5.13%	3.59%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.56)	$10.27	10.08%	$568,316	0.60%		0.86%	5.46%	5.20%	52%
(0.57)	9.86	1.30%	283,393	0.31%		0.82%	5.54%	5.03%	87%
(0.55)	10.30	8.28%	120,289	0.08%		1.00%	5.30%	4.38%	64%
(0.01)	10.04	0.48%	2,015	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.53)	$10.64	8.67%	$84,372	0.72%		1.16%	3.74%	3.30%	157%
(0.58)	10.29	5.66%	66,131	0.50%		1.18%	4.73%	4.05%	79%
(0.54)	10.30	8.93%	52,362	0.12%		1.41%	5.14%	3.85%	51%

(0.03)	9.96	(0.14)%	43,942	—%	[7]	1.14%	2.47%	1.33%	2%

$(0.44)	$10.66	7.78%	$13,106	1.54%		1.97%	2.91%	2.48%	157%
(0.49)	10.31	4.94%	9,193	1.20%		2.01%	4.02%	3.21%	79%
(0.53)	10.30	8.89%	4,873	0.12%		2.19%	5.14%	3.07%	51%

(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.48)	$10.67	8.17%	$3,085	1.16%		1.60%	3.32%	2.88%	157%
(0.51)	10.32	5.31%	2,595	0.83%		1.65%	4.41%	3.59%	79%
(0.54)	10.30	8.93%	2,298	0.12%		1.78%	5.15%	3.49%	51%

(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.55)	$10.62	8.93%	$9,143	0.50%		0.90%	3.91%	3.51%	157%
(0.61)	10.27	5.82%	4,776	0.29%		0.93%	4.99%	4.35%	79%
(0.54)	10.30	8.95%	6,972	0.10%		1.07%	5.14%	4.17%	51%

(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

See notes to Financial Highlights on pages 192-193.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	191

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains
RS Money Market Fund
Class A
Year Ended 12/31/12	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/11	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.018		—		0.018		(0.018)		—

Class C
Year Ended 12/31/12	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/11	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)		—

Class K
Year Ended 12/31/12	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/11	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.014		—		0.014		(0.014)		—
Distributions reflect actual per–share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitation, and exclude the effect of custody credits, if applicable.

[3]	Inception date.

[4]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

192	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions		Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets

$—	[9]	$1.00	0.01%		$428,044	0.11%	[11]	0.82%	0.01%	[11]	(0.70)%
—	[9]	1.00	0.02%		434,192	0.13%	[11]	0.82%	0.01%	[11]	(0.68)%
—	[9]	1.00	0.02%		432,945	0.19%	[11]	0.84%	0.02%	[11]	(0.63)%
—	[9]	1.00	0.05%		461,792	0.33%	[11]	0.84%	0.05%	[11]	(0.46)%
(0.018)		1.00	1.82%	[10]	510,931	0.75%		0.86%	1.79%		1.68%

$—	[9]	$1.00	0.01%		$1,992	0.11%	[11]	1.52%	0.01%	[11]	(1.40)%
—	[9]	1.00	0.02%		8,957	0.11%	[11]	1.94%	0.01%	[11]	(1.82)%
—	[9]	1.00	0.02%		2,165	0.19%	[11]	1.71%	0.02%	[11]	(1.50)%
—	[9]	1.00	0.05%		2,194	0.34%	[11]	1.69%	0.05%	[11]	(1.30)%
(0.011)		1.00	1.08%	[10]	7,950	1.48%	[11]	1.69%	1.09%	[11]	0.88%

$—	[9]	$1.00	0.01%		$22,053	0.11%	[11]	1.32%	0.01%	[11]	(1.20)%
—	[9]	1.00	0.01%		23,779	0.13%	[11]	1.36%	0.01%	[11]	(1.22)%
—	[9]	1.00	0.02%		25,350	0.19%	[11]	1.40%	0.02%	[11]	(1.19)%
—	[9]	1.00	0.05%		25,510	0.32%	[11]	1.45%	0.05%	[11]	(1.08)%
(0.014)		1.00	1.42%	[10]	22,970	1.14%	[11]	1.26%	1.32%	[11]	1.20%
[5]	Rounds to $0.00 per share.

[6]	Inception date. Shares were not offered to public prior to December 31, 2009.

[7]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[8]	For the period ended December 31, 2009 no long-term securities were sold.

[9]	Rounds to $0.000 per share.

[10]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.78%, 1.04% and 1.38% for Class A, Class C and Class K, respectively.

[11]	Includes additional waivers to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	193

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2012

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to eight series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund (formerly known as RS High Yield Municipal Bond Fund), RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Tax-Exempt Fund and RS High Income Municipal Bond Fund offer Class A, C and Y shares. RS Money Market Fund offers Class A, C and K shares. Prior to February 17, 2012, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund and RS Money Market Fund offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares of each Fund were converted into Class A shares of the same Fund. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration

194	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5e). RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates, and forward foreign currency contracts are valued at the mean between the bid and ask prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

www.RSinvestments.com	195

NOTES TO FINANCIAL STATEMENTS

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. As of December 31, 2012, RS High Income Municipal Bond Fund held two fixed income securities classified as Level 3 which had low trading volume.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2. Transfers between Levels 1 and 3 related to securities which have significant unobservable inputs, as they trade infrequently or not at all.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2012 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS High Income Municipal Bond Fund Municipal Bonds	$—	$—	$—	$(1,009,931)	$1,009,931	$—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources

196	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008, except for RS High Income Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which began operations during the tax year 2009 and are therefore subject to U.S. federal and state authority examination for tax years since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

www.RSinvestments.com	197

NOTES TO FINANCIAL STATEMENTS

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held as of December 31, 2012.

g. Options Transactions The Funds can write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value. The Strategic Income Fund wrote put options during the year ended December 31, 2012.

198	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

h. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

i. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

j. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

k. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year, except from RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

l. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Income Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%
RS Money Market Fund	0.45%

www.RSinvestments.com	199

NOTES TO FINANCIAL STATEMENTS

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class B*	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%	0.63%
RS High Yield Fund**	0.95%	1.60%	1.70%	1.35%	0.76%
RS Tax-Exempt Fund	0.80%	—	1.60%	—	0.69%
RS Money Market Fund	0.75%	1.50%	1.50%	1.15%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.
**	The expense limitation in effect from January 1, 2012 through April 30, 2012 was 0.85% for Class A shares, 1.60% for Class C shares, 1.25% for Class K shares, and 0.66% for Class Y shares.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS High Income Municipal Bond Fund, Class A*	0.70%
RS Floating Rate Fund, Class A*	0.85%
RS Strategic Income Fund, Class A*	0.75%
*	The expense limitation in effect from January 1, 2012 through April 30, 2012 was 0.65%.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

200	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

In addition, GIS voluntarily reimbursed expenses of $2,984,347 to maintain a minimum yield threshold for RS Money Market Fund during the year ended December 31, 2012. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2012, GIS received distribution fees as follows:

Fund			Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A		0.25%	$315,522
	Class B	*	1.00%	2,236
	Class C		1.00%	230,394
	Class K		0.65%	63,045
	Class Y		0.00%	—
RS Low Duration Bond Fund	Class A		0.25%	1,868,460
	Class B	*	1.00%	2,836
	Class C		1.00%	2,882,517
	Class K		0.65%	42,081
	Class Y		0.00%	—
RS High Yield Fund	Class A		0.25%	190,841
	Class B	*	1.00%	5,055
	Class C		1.00%	340,683
	Class K		0.65%	134,010
	Class Y		0.00%	—
RS Tax-Exempt Fund	Class A		0.25%	688,923
	Class C		1.00%	962,042
	Class Y		0.00%	—

www.RSinvestments.com	201

NOTES TO FINANCIAL STATEMENTS

Fund			Annual Rate	Distribution Fees
RS High Income Municipal Bond Fund	Class A		0.25%	$332,262
	Class C		1.00%	554,306
	Class Y		0.00%	—
RS Floating Rate Fund	Class A		0.25%	1,447,770
	Class C		1.00%	4,901,714
	Class K		0.65%	26,992
	Class Y		0.00%	—
RS Strategic Income Fund	Class A		0.25%	189,143
	Class C		1.00%	112,230
	Class K		0.65%	18,283
	Class Y		0.00%	—
RS Money Market Fund	Class A		0.25%	1,058,337
	Class B	*	1.00%	856
	Class C		1.00%	25,146
	Class K		0.65%	149,241
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2012, PAS informed the Trust it received $2,419,172 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

202	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$50,935
RS Low Duration Bond Fund	82,532
RS High Yield Fund	14,985
RS Tax-Exempt Fund	68,900
RS High Income Municipal Bond Fund	67,364
RS Floating Rate Fund	152,302
RS Strategic Income Fund	16,776
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2012, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$26,569
RS Low Duration Bond Fund	333,210
RS High Yield Fund	4,347
RS Tax-Exempt Fund	198,418
RS High Income Municipal Bond Fund	21,977
RS Floating Rate Fund	212,912
RS Strategic Income Fund	3,884
RS Money Market Fund	4,052

www.RSinvestments.com	203

NOTES TO FINANCIAL STATEMENTS

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, was as follows:

	Tax-Exempt		Ordinary Income		Long-Term Capital Gains
Fund	2012	2011	2012	2011	2012	2011
RS Investment Quality Bond Fund	$—	$—	$7,812,119	$6,242,684	$1,088,342	$1,204,711
RS Low Duration Bond Fund	—	—	27,684,902	18,342,110	—	44,877
RS High Yield Fund	—	—	8,683,532	8,769,811	—	—
RS Tax-Exempt Fund	12,939,845	9,725,237	19,429	22,268	—	—
RS High Income Municipal Bond Fund	9,619,835	6,126,094	22,806	23,476	—	—
RS Floating Rate Fund	—	—	74,285,884	66,525,698	—	10,018
RS Strategic Income Fund	—	—	4,476,061	3,842,408	441,772	331,738
RS Money Market Fund	—	—	48,857	92,679	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
RS High Yield Fund	$—	$6,471	$(6,471)
RS Tax-Exempt Fund	—	1,875	(1,875)
RS High Income Municipal Bond Fund	—	1,250	(1,250)
RS Floating Rate Fund	(261,457)	(45,205)	306,662
RS Strategic Income Fund	(558)	(271,031)	271,589
RS Money Market Fund	(526)	94	432

204	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

See the chart below for the tax basis of distributable earnings as of December 31, 2012.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$86,602	$215,722
RS Low Duration Bond Fund	—	754,725	—
RS High Yield Fund	—	174,706	—
RS Tax-Exempt Fund	18,942	—	106,892
RS High Income Municipal Bond Fund	49,016	—	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS High Yield Fund	$1,663,332
RS Tax-Exempt Fund	3,016,890
RS High Income Municipal Bond Fund	863,311

For RS Money Market Fund, $432 of capital loss carryovers expired in the year ended December 31, 2012.

See the chart below for capital loss carryovers available to the Funds at December 31, 2012.

	Expiring
Fund	2015	2016	2017	2018	No Expiration*	Total
RS Investment Quality Bond Fund	$—	$—	$—	$—	$—	$—
RS Low Duration Bond Fund	—	—	—	—	—	—
RS High Yield Fund	—	2,100,226	3,303,739	—	—	5,403,965
RS Tax-Exempt Fund	—	—	—	—	—	—
RS High Income Municipal Bond Fund	—	—	—	—	1,145,478	1,145,478
RS Floating Rate Fund	—	—	—	—	29,160,497	29,160,497
RS Strategic Income Fund	—	—	—	—	—	—
RS Money Market Fund	7,575	35,926	3,268	1,000	—	47,769
*	For tax years beginning 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

www.RSinvestments.com	205

NOTES TO FINANCIAL STATEMENTS

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Floating Rate Fund	$4,896,946
RS Strategic Income Fund	56,615

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2012, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$239,951,851	$10,920,899	$11,394,214	$(473,315)
RS Low Duration Bond Fund	1,802,651,868	13,443,078	18,482,487	(5,039,409)
RS High Yield Fund	125,009,003	6,561,605	7,134,930	(573,325)
RS Tax-Exempt Fund	426,673,073	39,020,570	39,576,431	(555,861)
RS High Income Municipal Bond Fund	254,020,613	18,490,763	20,275,024	(1,784,261)
RS Floating Rate Fund	2,007,015,337	21,914,917	27,263,932	(5,349,015)
RS Strategic Income Fund	116,583,981	4,617,717	4,820,941	(203,224)
RS Money Market Fund	452,482,325	—	—	—

206	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,292,851	$45,129,208	4,035,474	$41,514,226
Shares from conversion of Class B shares*	163,374	1,701,151	—	—
Shares reinvested	460,961	4,852,970	471,852	4,844,062
Shares redeemed	(3,743,087)	(39,466,306)	(6,706,839)	(68,680,059)

Net increase/(decrease)	1,174,099	$12,217,023	(2,199,513)	$(22,321,771)

Class B
Shares sold	1,950	$20,176	47,576	$491,380
Shares converted to Class A shares*	(163,459)	(1,701,151)	—	—
Shares reinvested	276	2,880	5,585	57,333
Shares redeemed	(3,901)	(40,440)	(62,624)	(639,626)

Net decrease	(165,134)	$(1,718,535)	(9,463)	$(90,913)

Class C
Shares sold	1,472,701	$15,448,399	1,071,858	$11,076,963
Shares reinvested	60,288	634,559	25,016	257,551
Shares redeemed	(454,151)	(4,777,831)	(318,346)	(3,253,421)

Net increase	1,078,838	$11,305,127	778,528	$8,081,093

Class K
Shares sold	222,094	$2,338,728	378,605	$3,882,380
Shares reinvested	33,482	352,732	44,107	453,733
Shares redeemed	(382,873)	(4,029,619)	(409,159)	(4,209,245)

Net increase/(decrease)	(127,297)	$(1,338,159)	13,553	$126,868

Class Y
Shares sold	2,610,173	$27,513,382	6,584,364	$67,925,976
Shares reinvested	219,724	2,314,372	122,490	1,266,063
Shares redeemed	(2,190,611)	(23,023,129)	(1,958,541)	(20,232,018)

Net increase	639,286	$6,804,625	4,748,313	$48,960,021
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

www.RSinvestments.com	207

NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Low Duration Bond Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	67,953,033	$699,352,114	58,582,219	$600,438,108
Shares from conversion of Class B shares*	208,874	2,144,695	—	—
Shares reinvested	1,206,915	12,430,410	883,595	9,062,167
Shares redeemed	(55,199,251)	(568,199,476)	(34,022,026)	(349,076,459)

Net increase	14,169,571	$145,727,743	25,443,788	$260,423,816

Class B
Shares sold	533	$5,441	115,172	$1,177,728
Shares converted to Class A shares*	(209,090)	(2,144,695)	—	—
Shares reinvested	221	2,261	2,487	25,484
Shares redeemed	(6,745)	(68,919)	(61,075)	(626,409)

Net increase/(decrease)	(215,081)	$(2,205,912)	56,584	$576,803

Class C
Shares sold	16,785,142	$172,734,599	13,849,826	$142,000,705
Shares reinvested	248,352	2,557,723	206,238	2,115,474
Shares redeemed	(7,802,987)	(80,306,405)	(4,892,503)	(50,187,880)

Net increase	9,230,507	$94,985,917	9,163,561	$93,928,299

Class K
Shares sold	454,751	$4,680,703	357,909	$3,672,943
Shares reinvested	9,059	93,309	9,762	100,168
Shares redeemed	(306,069)	(3,151,049)	(226,663)	(2,321,563)

Net increase	157,741	$1,622,963	141,008	$1,451,548

Class Y
Shares sold	147,446,365	$1,520,228,401	32,606,434	$334,023,707
Shares reinvested	611,657	6,302,376	253,568	2,599,052
Shares redeemed	(117,261,684)	(1,209,364,687)	(12,435,677)	(127,521,312)

Net increase	30,796,338	$317,166,090	20,424,325	$209,101,447

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

208	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

RS High Yield Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,532,164	$24,699,138	3,866,351	$26,231,096
Shares from conversion of Class B shares*	560,066	3,910,042
Shares reinvested	386,234	2,722,016	661,753	4,569,913
Shares redeemed	(5,679,066)	(40,184,147)	(4,764,393)	(32,521,508)

Net decrease	(1,200,602)	$(8,852,951)	(236,289)	$(1,720,499)

Class B
Shares sold	875	$5,949	50,906	$350,329
Shares converted to Class A shares*	(560,250)	(3,910,042)
Shares reinvested	491	3,401	29,962	206,688
Shares redeemed	(1,261)	(8,715)	(67,275)	(463,231)

Net increase/(decrease)	(560,145)	$(3,909,407)	13,593	$93,786

Class C
Shares sold	3,110,274	$21,604,927	3,122,418	$21,440,682
Shares reinvested	107,074	753,461	216,791	1,496,011
Shares redeemed	(2,522,785)	(17,516,665)	(2,827,277)	(19,220,463)

Net increase	694,563	$4,841,723	511,932	$3,716,230

Class K
Shares sold	205,127	$1,438,415	217,228	$1,512,699
Shares reinvested	173,757	1,225,122	186,500	1,285,695
Shares redeemed	(154,531)	(1,090,818)	(292,542)	(2,008,116)

Net increase	224,353	$1,572,719	111,186	$790,278

Class Y
Shares sold	1,104,334	$7,713,150	1,102,186	$7,620,175
Shares reinvested	43,003	302,588	36,643	250,850
Shares redeemed	(691,481)	(4,828,573)	(713,718)	(4,791,094)

Net increase	455,856	$3,187,165	425,111	$3,079,931

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

www.RSinvestments.com	209

NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Tax-Exempt Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,590,688	$127,546,113	14,666,779	$151,310,955
Shares reinvested	590,824	6,520,596	453,348	4,659,929
Shares redeemed	(11,603,131)	(127,660,975)	(7,130,079)	(73,010,337)

Net increase	578,381	$6,405,734	7,990,048	$82,960,547

Class C
Shares sold	3,837,783	$42,235,660	2,804,203	$29,036,834
Shares reinvested	121,906	1,346,461	97,509	999,018
Shares redeemed	(1,736,584)	(19,161,397)	(1,798,594)	(18,282,958)

Net increase	2,223,105	$24,420,724	1,103,118	$11,752,894

Class Y
Shares sold	6,491,036	$71,380,253	5,109,458	$52,942,681
Shares reinvested	124,268	1,373,704	49,765	513,349
Shares redeemed	(3,803,341)	(41,869,955)	(2,219,192)	(22,474,978)

Net increase	2,811,963	$30,884,002	2,940,031	$30,981,052

RS High Income Municipal Bond Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,610,228	$127,985,830	6,407,010	$65,221,262
Shares reinvested	400,943	4,450,244	328,315	3,324,770
Shares redeemed	(9,151,980)	(101,258,608)	(4,615,003)	(46,758,518)

Net increase	2,859,191	$31,177,466	2,120,322	$21,787,514

Class C
Shares sold	3,745,289	$41,200,061	1,916,691	$19,546,096
Shares reinvested	119,819	1,330,829	79,734	806,072
Shares redeemed	(969,006)	(10,717,757)	(753,098)	(7,576,058)

Net increase	2,896,102	$31,813,133	1,243,327	$12,776,110

Class Y
Shares sold	6,194,636	$68,244,398	2,827,931	$28,848,603
Shares reinvested	187,708	2,086,965	69,344	706,246
Shares redeemed	(3,276,607)	(36,665,072)	(513,867)	(5,125,135)

Net increase	3,105,737	$33,666,291	2,383,408	$24,429,714

210	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

RS Floating Rate Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	51,451,895	$522,796,852	62,992,885	$647,005,325
Shares reinvested	2,639,161	26,792,229	2,311,880	23,296,328
Shares redeemed	(25,426,545)	(257,354,408)	(55,020,782)	(550,954,852)

Net increase	28,664,511	$292,234,673	10,283,983	$119,346,801

Class C
Shares sold	24,677,768	$250,750,647	32,668,079	$335,897,650
Shares reinvested	1,521,886	15,445,907	1,081,805	10,872,187
Shares redeemed	(9,198,913)	(93,214,772)	(7,913,511)	(78,735,913)

Net increase	17,000,741	$172,981,782	25,836,373	$268,033,924

Class K
Shares sold	118,945	$1,203,606	149,432	$1,538,783
Shares reinvested	18,098	183,424	17,721	178,853
Shares redeemed	(87,771)	(888,169)	(82,082)	(800,720)

Net increase	49,272	$498,861	85,071	$916,916

Class Y
Shares sold	40,504,866	$411,892,353	44,154,235	$453,959,830
Shares reinvested	1,169,422	11,880,630	962,708	9,738,599
Shares redeemed	(15,079,157)	(152,962,933)	(28,035,954)	(282,646,445)

Net increase	26,595,131	$270,810,050	17,080,989	$181,051,984

RS Strategic Income Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,257,984	$34,380,893	2,199,164	$22,683,210
Shares reinvested	340,067	3,607,041	318,105	3,280,241
Shares redeemed	(2,095,661)	(22,051,223)	(1,173,143)	(12,080,685)

Net increase	1,502,390	$15,936,711	1,344,126	$13,882,766

Class C
Shares sold	469,216	$4,971,867	466,801	$4,807,642
Shares reinvested	39,760	422,856	25,652	264,632
Shares redeemed	(171,450)	(1,815,240)	(74,024)	(766,050)

Net increase	337,526	$3,579,483	418,429	$4,306,224

www.RSinvestments.com	211

NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Strategic Income Fund — continued

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class K
Shares sold	35,808	$381,296	20,556	$212,628
Shares reinvested	12,131	129,030	11,804	121,885
Shares redeemed	(10,254)	(108,336)	(3,958)	(40,716)

Net increase	37,685	$401,990	28,402	$293,797

Class Y
Shares sold	925,764	$9,706,225	323,651	$3,348,118
Shares reinvested	35,427	375,506	30,726	317,427
Shares redeemed	(565,202)	(5,995,743)	(566,096)	(5,856,273)

Net increase/(decrease)	395,989	$4,085,988	(211,719)	$(2,190,728)

RS Money Market Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	252,867,873	$252,867,873	256,037,421	$256,037,421
Shares from conversion of Class B shares*	638,008	638,008	—	—
Shares reinvested	45,179	45,179	86,440	86,440
Shares redeemed	(259,695,346)	(259,695,346)	(254,835,800)	(254,835,800)

Net increase/(decrease)	(6,144,286)	$(6,144,286)	1,288,061	$1,288,061

Class B
Shares sold	13,001	$13,234	394,456	$394,456
Shares converted to Class A shares*	(638,008)	(638,008)	—	—
Shares reinvested	4	4	220	220
Shares redeemed	(49,028)	(49,028)	(419,907)	(419,907)

Net decrease	(674,031)	$(673,798)	(25,231)	$(25,231)

Class C
Shares sold	9,000,211	$9,000,211	20,314,152	$20,314,152
Shares reinvested	245	245	1,035	1,035
Shares redeemed	(15,965,734)	(15,965,734)	(13,521,887)	(13,521,887)

Net increase/(decrease)	(6,965,278)	$(6,965,278)	6,793,300	$6,793,300

212	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

RS Money Market Fund — continued

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class K
Shares sold	7,951,293	$7,951,293	13,069,786	$13,069,786
Shares reinvested	2,455	2,455	3,628	3,628
Shares redeemed	(9,679,389)	(9,679,389)	(14,644,050)	(14,644,050)

Net decrease	(1,725,641)	$(1,725,641)	(1,570,636)	$(1,570,636)

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

b. Shareholder Concentration As of December 31, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	4	40.12%
RS Low Duration Bond Fund	6	67.06%
RS High Yield Fund	2	54.45%
RS Tax-Exempt Fund	5	65.18%
RS High Income Municipal Bond Fund	5	72.03%
RS Floating Rate Fund	4	70.88%
RS Strategic Income Fund	4	72.65%
RS Money Market Fund	2	78.72%

www.RSinvestments.com	213

NOTES TO FINANCIAL STATEMENTS

Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2012, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Investment Quality Bond Fund	$66,069,573	$297,212,115	$30,140,919	$288,735,820
RS Low Duration Bond Fund	790,018,435	861,987,300	229,400,216	709,324,794
RS High Yield Fund	144,935,424	—	137,584,870	—
RS Tax-Exempt Fund	136,895,764	—	67,209,857	—
RS High Income Municipal Bond Fund	136,738,594	—	39,962,424	—
RS Floating Rate Fund	1,700,468,319	—	745,480,313	—
RS Strategic Income Fund	45,395,112	132,284,892	26,426,114	124,344,574

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of RS Strategic Income Fund’s derivative instruments at December 31, 2012.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts to Buy	Unrealized appreciation for open forward currency contracts	$32,986
Forward Foreign Currency Contracts to Sell	Unrealized depreciation for open forward currency contracts	$(32,344)
Written Put Option Contracts	Options written, at value	$42,188

See Note 1e for additional information on forward foreign currency contracts.

214	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the effect of RS Strategic Income Fund’s foreign currency and other hedging activities on the Statement of Operations for the year ended December 31, 2012.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Forward Foreign Currency Contracts	Net realized gain from foreign currency transactions	$819
	Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(131,629)
Financial Futures Contracts	Net realized gain from futures contracts	23,270
Put Option Contracts	Net realized gain/(loss) from investments and options written	9,544
	Net change in unrealized appreciation/(depreciation) on options written	(11,970)

Transactions in options written for the year ended December 31, 2012:

	RS Strategic Income Fund
	Contracts	Premiums
Options outstanding, December 31, 2011	—	$—
Options written	80	41,787
Options terminated in closing transactions	(30)	(11,569)
Options exercised	—
Options expired	—
Options outstanding, December 31, 2012	50	30,218

RS Strategic Income Fund held forward foreign currency contracts with an average monthly value of approximately $6.4 million and an average daily face value of option contracts of 6,393 during the year ended December 31, 2012. See pages 166 – 167 for the Fund’s open forward foreign currency and option contracts as of December 31, 2012.

RS Strategic Income Fund used forward foreign currency forward contracts to hedge against movements in foreign currency exchange rates. The Fund also wrote US Treasury put options to manage interest rate and yield curve exposure and generate income and used futures contracts to manage interest rate exposure.

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

www.RSinvestments.com	215

NOTES TO FINANCIAL STATEMENTS

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

f. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note 5(k) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

g. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

h. Securities Purchased on a When-Issued or Delayed Delivery Basis The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally enter into these transactions with the intention of holding the securities, they may sell the securities

216	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed delivery basis. These transactions may create investment leverage.

i. Payment In-Kind Securities Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

j. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

k. Below Investment Grade Securities Certain Funds may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 6 Temporary Borrowings

The Funds, excluding RS Money Market Fund but including other funds managed by RS Investments, share in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; RS Floating Rate Fund is entitled to borrow up to an additional $200 million under the facility and RS Floating Rate Fund pays the related commitment fees for that additional amount.

For the year ended December 31, 2012, the Funds did not borrow from the facility.

Note 7 Review for Subsequent Events

The Board of Trustees of the Trust has approved a plan of liquidation of the RS Money Market Fund. The Fund is expected to cease operations on or around May 17, 2013, and make a liquidating distribution in cash on or shortly thereafter.

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no other material events have occurred that require disclosure.

www.RSinvestments.com	217

NOTES TO FINANCIAL STATEMENTS

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

218	www.RSinvestments.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Fund

RS Tax-Exempt Fund

RS High Income Municipal Bond Fund

RS Floating Rate Fund

RS Strategic Income Fund

RS Money Market Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund (formerly known as RS High Yield Municipal Bond Fund), RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (eight of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 7, the Board of Trustees approved and authorized a plan of liquidation of the RS Money Market Fund. The fund is expected to cease operations on or around May 17, 2013.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

www.RSinvestments.com	219

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

RS Tax-Exempt Fund

Of the distributions paid from net investment income for the year ended December 31, 2012, 99.85% are designated as exempt interest dividends for federal tax purposes.

RS High Income Municipal Bond Fund

Of the distributions paid from net investment income for the year ended December 31, 2012, 99.76% are designated as exempt interest dividends for federal tax purposes.

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain Funds hereby designated the following amounts as long-term capital gain distributions for the year ended December 31, 2012:

RS Investment Quality Bond Fund	$1,088,342
RS Strategic Income Fund	441,772

220	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

www.RSinvestments.com	221

SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the

222	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

www.RSinvestments.com	223

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of

224	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•

RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

www.RSinvestments.com	225

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

226	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007– September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	34	None

www.RSinvestments.com	227

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009– December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A

228	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

www.RSinvestments.com	229

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015098 (12/12)

2012 Annual Report

All data as of December 31, 2012

RS International Funds

Class A, C, K, and Y Shares

•	RS International Growth Fund

•	RS Emerging Markets Fund

•	RS Global Growth Fund

•	RS Greater China Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Income Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund*	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund*
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

We’ve made outstanding progress toward the objectives we set out early in the year. This includes expanding the number of investment solutions we offer, continuing to produce competitive performance, and strengthening the firm’s operational, risk, and compliance capabilities.

1. New emerging markets capacity

In November we added 11 experienced emerging markets investment professionals to our roster. The team will assume management of the RS Emerging Markets Fund and the RS Greater China Fund in March 2013, adding critical capacity to high-demand strategies and expanding our footprint across the globe. This high-caliber group brings an investment philosophy, experience, and client focus that complement our dedicated investment management approach.

2. Competitive performance

We’re equally proud of the performance RS Funds produced in 2012. Overall, long-term performance remains strong across most of the RS Funds family — a testament to the firm’s talented analysts and portfolio managers.

3. Operational excellence

Risk management and operational best practices have always been a primary focus at RS Investments. We continue to refine our operational, risk management, and compliance platforms to ensure our investment professionals are supported by a robust platform that can also streamline how we add investment strategies in the future.

Looking beyond 2013

I don’t see any slowdown in how quickly our industry is changing. The pressure to consistently and effectively deliver to our clients is relentless. To answer this challenge, we’re putting ourselves in a strong position to take advantage of industry and macro trends by designing a clear roadmap for the future. We’re looking at prospective product needs, reviewing our distribution methods, streamlining and enhancing our performance tracking, and making sure we have the right organizational structure to deliver investment solutions to you, our shareholders.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with RS. Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS INTERNATIONAL GROWTH FUND

Investment Style:

International Growth

RS International Growth Fund Commentary

An internal team of investment professionals at RS Investment Management Co. LLC expects to assume the day-to-day management of RS International Growth Fund by July 1, 2013.

Highlights

•

International equity markets, as defined by the MSCI EAFE Index,[1] rose in 2012, a year in which political elections and transitions occurred in countries that, on a combined basis, generate over 40% of world GDP.

•	During 2012, RS International Growth Fund returned 17.65%, underperforming the MSCI EAFE Index, which rose 17.90%. The Fund outperformed the MSCI EAFE Growth Index,[2] which returned 17.28%.

•

RS International Growth Fund seeks long-term capital appreciation by investing in companies located, traded, or doing a substantial amount of business outside of the United States that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

2012 was a year of many positive events, especially for equity investors, despite largely negative newspaper headlines. Markets began displaying confidence in U.S. growth, underpinned by early signs of recovery in the housing market and the Federal Reserve’s determination to address issues in the U.S. economy. In Europe, positive European Central Bank rhetoric and action have aided in the further integration of its constituents, while country-level reforms have sought to address the problem of large accumulated debts and relative competitiveness. In Asia, the Chinese growth rate slowed amid government policies targeted at maintaining long-term stability in China.

Performance Update

RS International Growth Fund (Class A Shares) returned 17.65% over the 12 months ended December 31, 2012, underperforming the benchmark MSCI EAFE Index, which returned 17.90%. The Fund outperformed the benchmark MSCI EAFE Growth Index, which rose 17.28%.

Portfolio Review

The year was mixed for the Fund’s Chinese Internet holdings. Tencent, the gaming and social networking company, performed well amid a growing number of users and the company finding more ways to monetize that user base, notably through online gaming. In contrast, Baidu, the Chinese search giant, fell over the year, despite revenue growth of almost 50%. The market reacted poorly to this news, as the company had been seeing revenue growth of around 75% in previous years. Baidu dominates the Chinese

4	www.RSinvestments.com

RS INTERNATIONAL GROWTH FUND

online search market and has benefited from an increase in spending on online advertising. China’s online advertising spending is only around 5% of its total advertising expenditure, so we believe that this is an area that is likely to grow over the long term.

Elsewhere in Asia, the Fund’s Japanese holdings Gree and Rakuten also fell over 2012. Gree, an online gaming company, performed poorly following a well-publicized regulatory crackdown on the “kompu gatcha” payment method for online games. We believe that the market’s reaction has been excessive; Gree has many opportunities, both at home and overseas. Rakuten, an e-commerce company, is another company with international aspirations; however, it underperformed over the year, as competition from Amazon in Japan intensified.

Inditex, the holding company behind the Spanish fashion retailer Zara, was the Fund’s strongest performing stock over the year. We believe that its primary competitive advantage is its ability to take products from conception to sale in a short period, thus responding to customer demand more quickly than its competitors. Higher average costs are offset by lower inventory risk and no advertising spend.

The Fund’s Swiss luxury goods holding Richemont was also a strong performer. We believe that the allure of luxury goods in the East continues to drive profits. Strong sales continue despite fears of a slowing Chinese economy.

Outlook

We remain optimistic about the outlook for equity markets around the globe and committed to our approach of investing in growth companies for the long run. Considering the events of the past 12 months and the immediate future, we believe that the world economy will continue to recover slowly from the lows experienced during the financial crisis. In particular, we believe that while various tail risks might continue to dominate discussion, the likelihood that they will disrupt the recovery has receded. Looking beyond the current business cycle, we believe that powerful long-term forces such as globalization and technological change make it appropriate to continue to pursue long-term growth.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

www.RSinvestments.com	5

RS INTERNATIONAL GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $908,352,507

Geographical Allocation[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.15%
Industria de Diseno Textil S.A.	Spain	4.00%
Atlas Copco AB, Class B	Sweden	3.71%
Prudential PLC	United Kingdom	3.31%
Tencent Holdings Ltd.	People’s Republic of China	3.28%
ARM Holdings PLC	United Kingdom	2.98%
L’Oreal S.A.	France	2.92%
Standard Chartered PLC	United Kingdom	2.81%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.75%
Syngenta AG (Reg S)	Switzerland	2.74%
Total		32.65%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

6	www.RSinvestments.com

RS INTERNATIONAL GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	17.65%	5.66%	-1.89%	8.19%	5.88%
with maximum sales charge	12.06%	3.97%	-2.84%	7.67%	5.62%
Class C Shares (8/7/00)
without sales charge	16.69%	4.86%	-2.63%	7.27%	0.65%
with sales charge	15.69%	4.86%	-2.63%	7.27%	0.65%
Class K Shares (5/15/01)	17.18%	5.20%	-2.25%	7.87%	3.21%
Class Y Shares (3/10/09)	18.00%	5.71%	—	—	20.47%
MSCI EAFE Index[1]	17.90%	4.04%	-3.21%	8.70%	6.50%	*
MSCI EAFE Growth Index[2]	17.28%	5.21%	-2.74%	8.14%	4.97%	*

*	Since Class A shares inception. Since inception performance for the indices is measured from 1/31/93, the month end prior to the Fund’s commencement of operations.

www.RSinvestments.com	7

RS INTERNATIONAL GROWTH FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Growth Fund, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2012: $20,184 (Class C), $21,326 (Class K) and $20,338 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

8	www.RSinvestments.com

RS EMERGING MARKETS FUND

RS Emerging Markets Fund Commentary

Effective March 1, 2013, Michael Reynal will be the portfolio manager of RS Emerging Markets Fund. Mr. Reynal will be supported by the emerging markets team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•	Emerging markets, as defined by the MSCI Emerging Markets Index,[1] returned 18.63% in 2012.

•

The RS Emerging Markets Fund returned 13.26% during the year, underperforming the MSCI Emerging Markets Index, which rose 18.63%. Underweight positions in a number of sectors viewed as defensive by the market, most noticeably consumer staples, along with stock selection in the energy sector, were notable detractors from relative performance.

•

RS Emerging Markets Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

Concerns regarding growth in the Chinese economy impacted the local market and commodity-driven markets like Brazil, South Africa, and Russia during 2012. Notably, Brazil underperformed the MSCI Emerging Markets Index, suffering from a declining demand for its key commodities and a slowdown in GDP growth. With subsequent improvements in investor sentiment surrounding the global macro-environment toward the end of the year, the MSCI Emerging Markets Index rebounded. The large index constituents, China and South Korea, both closed 2012 with outperformance relative to the MSCI Emerging Markets Index, the latter assisted by the rise of technology stocks such as Samsung Electronics.

Turkey was the best performing country in the MSCI Emerging Markets Index during 2012, on the back of sustained economic growth. It appears that the unorthodox monetary policies implemented during 2010 and 2011 may have averted the economic hard landing that many feared, as ratings agencies have raised Turkish government bonds to investment grade. Thailand also had a good year on the back of a rebound in domestic demand and investor confidence following the devastation of the floods in 2011. In addition, the performance of Egyptian companies in the Index was strong following the political upheaval of 2011, but, like the political situation in the country, the market remains extremely volatile.

The Indian market benefited from signs that the government would implement more market-friendly policies. Lastly, after strong performance in 2011, Indonesia

www.RSinvestments.com	9

Investment Style:

Emerging Growth

RS EMERGING MARKETS FUND

underperformed relative to the MSCI Emerging Markets Index this year, with its economy posting a record trade deficit. The rupiah had a difficult time on the back of poor demand for Indonesia’s key exports, which include coal, tin, and palm oil, and high domestic demand for fuel imports.

Performance Update

The RS Emerging Markets Fund (Class A Shares) returned 13.26% for the 12 months ended December 31, 2012, underperforming the MSCI Emerging Markets Index, which returned 18.63%.

Portfolio Review

Stock selection in the energy sector was the largest drag on relative performance over the period. The Fund continues to have exposure to frontier oil exploration and production (E&P) companies, which we believe provide undervalued growth prospects. Tullow Oil is the largest of these holdings. Tullow Oil’s shares fell this year, however, after some individual well results in Ghana, Kenya, and French Guiana disappointed the market. Given the number of wells still to be drilled, the proven reserves already accounted for, and the assets already in production, we believe this company has growth potential. Niko Resources is another E&P company that has suffered this year. The market has penalized the shares for the downgrade to its Indian gas reserves. Similarly, with regard to Gulf Keystone Petroleum, the market has been disappointed by negative news flow, but we continue to hold the company as it has announced that it upgraded the reserve estimates of its Shaikan field from 3.1 billion to 12.4 billion barrels over the last 12 months. By their nature, these stocks are volatile and can often present binary outcomes. For example, due to a significant oil discovery in Liberia, the Fund’s top performer of the year was another oil E&P company, African Petroleum Corp.

Coal producer Bumi Resources was also one of the biggest detractors over the last 12 months. In our view, the Chinese government appears comfortable with a slower pace of economic growth and is unlikely to stimulate the Chinese economy to the same extent as it did in 2008. As a result, we believe that this slower pace of economic growth will reduce demand for coal in China at a time when large amounts of supply are coming to market. Indonesian coal producers, such as Bumi, which export significant quantities of coal to China, are therefore likely to suffer. We exited the position in July 2012.

On the positive side, several of the Fund’s financial sector holdings performed well during the year, in particular the Turkish banks, Garanti and Isbank. GDP growth in Turkey has recently slowed, however, and with the recent quarterly figure below expectations, it was unsurprising, in our view, to see the central bank revert to more conventional policies, cutting its policy interest rate by 25 basis points in order to stimulate the economy.

10	www.RSinvestments.com

RS EMERGING MARKETS FUND

The Fund’s holdings in two Chinese rail companies, China Railway Construction and CSR Corp., have also been among the top positive contributors over the year. Orders have picked up again from 2011, and the announcement of a 700B RMB investment into subways and inter-city rail projects returned confidence to these stocks.

Outlook

At the close of 2012, we remain optimistic about the outlook for the Fund, and committed to our approach of investing in growth companies for the long run. Considering the events of the past 12 months and the immediate future, we believe that the world economy will continue to recover slowly from the depredations of the financial crisis. As we look beyond the current business cycle, we will continue to focus on growth in light of our belief that powerful long-term growth forces such as globalization and technological change will continue to take center stage across the emerging markets universe.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

www.RSinvestments.com	11

RS EMERGING MARKETS FUND

Characteristics (unaudited)

Total Net Assets: $1,398,808,684

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	5.32%
China Mobile Ltd.	People’s Republic of China	4.58%
Dragon Oil PLC	Turkmenistan	4.00%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3.60%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.58%
Sberbank of Russia, ADR	Russia	2.44%
America Movil S.A.B. de C.V., ADR, Series L	Mexico	2.30%
Tullow Oil PLC	Ghana	2.24%
Mahindra & Mahindra Ltd.	India	2.20%
China Life Insurance Co. Ltd.	Taiwan	2.04%
Total		31.30%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

12	www.RSinvestments.com

RS EMERGING MARKETS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	13.26%	1.88%	-2.00%	16.68%	8.97%
with maximum sales charge	7.90%	0.24%	-2.95%	16.12%	8.63%
Class C Shares (8/7/00)
without sales charge	12.30%	1.09%	-2.74%	15.70%	10.05%
with sales charge	11.30%	1.09%	-2.74%	15.70%	10.05%
Class K Shares (5/15/01)	12.82%	1.50%	-2.36%	16.26%	13.32%
Class Y Shares (3/10/09)	13.47%	2.13%	—	—	24.42%
MSCI Emerging Markets Index[1]	18.63%	4.98%	-0.61%	16.88%	7.40%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.

www.RSinvestments.com	13

RS EMERGING MARKETS FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI Emerging Markets Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2012: $43,013 (Class C), $45,124 (Class K) and $22,999 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

14	www.RSinvestments.com

RS GLOBAL GROWTH FUND

Investment Style:

Global Growth

RS Global Growth Fund Commentary

An internal team of investment professionals at RS Investment Management Co. LLC expects to assume the day-to-day management of RS Global Growth Fund by July 1, 2013.

Highlights

•	The MSCI All Country World Index[1] returned 16.80% for the year.

•

RS Global Growth Fund returned 17.81% during 2012, outperforming the benchmark MSCI All Country World Index, which returned 16.80%. The consumer discretionary sector was among the strongest relative contributor to performance. The financial sector was the weakest relative contributor.

•

The Fund seeks long-term capital appreciation by investing in companies around the world that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

We have seen advances made in the wider economy, and we believe that this has been reflected in equity markets. In Europe, the key macro event in 2012 occurred when the European Central Bank’s (ECB) chairman, Mario Draghi, said in late July, “Within our mandate, the ECB is ready to do whatever it takes to preserve the Euro.” Such bold rhetoric has been followed up by discussions on banking union. Continued support for Greece culminated in a €34 billion loan in December, after which Standard & Poor’s upgraded Greece’s sovereign debt rating by six notches.

Performance Update

RS Global Growth Fund (Class A Shares) returned 17.81% for the 12 months ended December 31, 2012, outperforming the MSCI All Country World Index, which returned 16.80%.

Portfolio Review

The Fund’s relative performance was supported by top performers eBay (online auctions) and Svenska Handelsbanken (Swedish retail bank). eBay is a business that benefits from strong network effects. Its online payments system, PayPal, is growing rapidly and starting to contribute tangible revenue growth. Of the top 10 Internet retailers, four offer PayPal as a payment option, and we believe that this figure is likely to grow over the coming months. We also believe that Office Depot will join the list of companies using PayPal, given its recently announced partnership with PayPal at point of sale. In addition, eBay’s much-maligned Marketplaces business has improved and is now growing at average e-commerce rates.

Svenska Handelsbanken is a leading Swedish retail bank and has recently been branching out into other areas of Northern Europe. Our investment case centers on

www.RSinvestments.com	15

RS GLOBAL GROWTH FUND

disciplined, long-term counter-cyclical lending, the bank’s ability to deploy capital when competitors are retrenching, and a culture of equity ownership that sees management and employees invest significant amounts of personal wealth through an aligned share ownership scheme.

Naspers (a media group) was also a positive contributor. It has two principal lines of business: sub-Saharan African Pay-TV and emerging markets social networking platforms. Naspers’ share price over the reporting period was strong.

Among the largest detractors from performance were OGX (a Brazil-listed oil and gas exploration and production) and Fairfax (an underwriter). OGX’s share price fell following the announcement of disappointing well flow data from its Tubarao Azul field, which came in below the lowest levels targeted by management. The markets also reacted adversely to the news of the departure of its CEO, Paulo Mendonca. Mendonca played a significant part in the exploratory success of Petrobras in the 1990s, and, in our view, his departure leaves a question mark regarding OGX’s capacity to maintain its exploratory success. We subsequently exited the position.

Fairfax is a Canada-based insurance company. Its underwriting business generates solid revenues, complemented by a diversified portfolio. During the first quarter, near-term accounting of its balance sheet assets led to a small decline in book value, which negatively impacted the stock price. Over the long run, Fairfax has compounded book value growth at more than 21% per annum since inception, and we believe that its core business continues to support such growth.

Another detractor was Yamaha Motor Co., a leading manufacturer of mopeds and marine outboard engines. The share price has been soft following weak motorcycle volumes in Brazil, Indonesia, and Vietnam, and the impact of Yen appreciation. In Indonesia, new down-payment requirements for consumer financing took effect on June 15, 2012. These new requirements are expected to contribute to a more than 30% year-on-year drop in demand for the foreseeable future. However, we remain confident that Yamaha can continue to grow its business, particularly in the marine outboard segment, where it enjoys a 41% share of the global marketplace.

Outlook

We believe that a full recovery from the economic downturn will take a number of years to achieve, but we believe that Europe is moving forward toward greater integration and fiscal solidarity. Following the avoidance of the “fiscal cliff,” the U.S. recovery continues. We believe that developing economies such as China have demonstrated a flexibility to re-orientate from infrastructure development toward consumption, a move that we believe bodes well for sustainable growth and wealth creation. While the year ahead will present further political and economic challenges, we believe that exciting opportunities remain.

16	www.RSinvestments.com

RS GLOBAL GROWTH FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

www.RSinvestments.com	17

RS GLOBAL GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $29,564,768

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Prudential PLC	United Kingdom	2.74%
Svenska Handelsbanken AB, Class A	Sweden	2.61%
Amazon.com, Inc.	United States	2.34%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.31%
eBay, Inc.	United States	2.30%
Naspers Ltd., N shares	South Africa	2.18%
Roche Holding AG	Switzerland	2.03%
Nestle S.A. (Reg S)	Switzerland	2.02%
Wolseley PLC	United Kingdom	2.01%
Samsung Electronics Co. Ltd., GDR (Reg S)	South Korea	1.94%
Total		22.48%
1	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

18	www.RSinvestments.com

RS GLOBAL GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	17.81%	2.17%
with maximum sales charge	12.20%	-0.85%
Class C Shares (5/16/11)
without sales charge	17.18%	1.47%
with sales charge	16.18%	1.47%
Class K Shares (5/16/11)	17.70%	1.90%
Class Y Shares (5/16/11)	18.30%	2.57%
MSCI All Country World Index[1]	16.80%	2.29%

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Global Growth Fund and in the MSCI All Country World Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2012: $10,241 (Class C), $10,311 (Class K) and $10,422 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	19

RS GREATER CHINA FUND

RS Greater China Fund Commentary

Effective March 1, 2013, Michael Reynal will be the portfolio manager of RS Greater China Fund. Mr. Reynal will be supported by the emerging markets team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•

2012 was a year of strong market returns for the Greater China region. This period saw the much-anticipated and ultimately smooth transition of power to the new seven-member Politburo led by President Xi Jinping and Premier Li Keqiang.

•	The RS Greater China Fund returned 21.65% during 2012, underperforming the benchmark, the MSCI Golden Dragon Index,[1] which returned 22.65%.

•

The Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

2012 was a year of strong returns for the MSCI Golden Dragon Index. The Chinese economy slowed during 2012, but that deceleration stabilized in the fourth quarter, giving investors renewed optimism that a recession had been averted.

China unveiled the lineup of the new seven-member Politburo Standing Committee, to be formally sworn into office in 2013. Xi Jinping and Li Keqiang rose to become the next President and Premier, respectively. Key reformers, Wang Yang and Li Yuanchao, were notably absent from the lineup, and Wang Qishan was placed in charge of the Party’s anti-corruption commission, rather than continuing his focus on financial areas.

Performance Update

The RS Greater China Fund (Class A Shares) returned 21.65% for the 12 months ended December 31, 2012, underperforming the MSCI Golden Dragon Index, which returned 22.65%.

Portfolio Review

Detracting from the Fund’s relative returns was Baidu, China’s leading search engine, which suffered from a poor year of returns after strong performance in 2011. The market worried that China’s slowing economy would lead to a reduction in advertising revenues. The market was also concerned that the spat between the U.S. Securities and Exchange Commission and the Chinese subsidiaries of the big four accounting firms might have negative implications for Chinese businesses listed in the U.S.

Two other negative contributors over the year were Hiwin Technologies, a Taiwanese manufacturer of machinery components, primarily ball screws and linear motion guides,

20	www.RSinvestments.com

Investment Style:

Greater China

RS GREATER CHINA FUND

and Ports Designs, a Chinese high-end fashion retailer. Hiwin suffered over the course of the year as the market worried about a downturn in industrial capital expenditures. We continue to believe that the ongoing drive for industrial automation will produce growth for Hiwin over the coming years.

Ports Design’s stock declined as the result of an accounting scandal that centered on previously undisclosed related party transactions as well as overstated inventories. The company has rebounded slightly since the scandal, and we believe it should benefit from the demand for its high-end fashion brand.

Over the course of the year, the Fund’s relative performance was aided by its holdings in two Chinese rail companies: CSR Corp and China Railway Construction. Orders increased from 2011, and the announcement of a 700B RMB investment in subways and intercity rail projects returned confidence to these stocks.

Kunlun Energy, the integrated gas supply company, also performed well during the course of the year, benefitting from its position under the CNPC umbrella as an anticipated beneficiary of the government’s drive to increase the usage of natural gas as an energy source in China from 4% currently to 8% by 2015.

Outlook

Our view of the outlook for the Chinese economy remains unchanged. As it becomes clearer, in our view, that Beijing has no intention of propping up a model that sustains uneconomic levels of investment, consensus is growing that a successful rebalancing will involve GDP growth slowing to around 7% or 8% per year. The opacity of data and uncertainty over the amount of excess capacity that currently exists in the Chinese economy, however, may, in our opinion, render the debate over the exact number somewhat nebulous.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2012.

www.RSinvestments.com	21

RS GREATER CHINA FUND

Characteristics (unaudited)

Total Net Assets: $23,765,430

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	5.50%
Tencent Holdings Ltd.	People’s Republic of China	4.96%
CNOOC Ltd.	People’s Republic of China	4.81%
China Construction Bank Corp., H shares	People’s Republic of China	3.97%
Kunlun Energy Co. Ltd.	People’s Republic of China	3.87%
AIA Group Ltd.	Hong Kong	3.53%
BOC Hong Kong (Holdings) Ltd.	Hong Kong	3.44%
Hon Hai Precision Industry Co. Ltd.	Taiwan	3.25%
China Life Insurance Co. Ltd.	Taiwan	3.12%
Baidu, Inc., ADR	People’s Republic of China	2.74%
Total		39.19%

1	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following country indices: China, Hong Kong and Taiwan. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

22	www.RSinvestments.com

RS GREATER CHINA FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	21.65%	-4.95%
with maximum sales charge	15.94%	-7.75%
Class C Shares (5/16/11)
without sales charge	21.12%	-5.73%
with sales charge	20.12%	-5.73%
Class K Shares (5/16/11)	21.33%	-5.36%
Class Y Shares (5/16/11)	22.03%	-4.62%
MSCI Golden Dragon Index[1]	22.65%	-0.39%

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Greater China Fund and in the MSCI Golden Dragon Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of December 31, 2012: $9,084 (Class C), $9,142 (Class K) and $9,258 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	23

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

24	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12-12/31/12	Expense Ratio During Period 7/1/12-12/31/12
RS International Growth Fund	Class A	$1,000.00	$1,133.20	$7.45	1.39%
	Class C	$1,000.00	$1,128.00	$12.30	2.30%
	Class K	$1,000.00	$1,131.10	$9.37	1.75%
	Class Y	$1,000.00	$1,134.40	$5.47	1.02%
RS Emerging Markets Fund	Class A	$1,000.00	$1,085.30	$8.33	1.59%
	Class C	$1,000.00	$1,080.30	$12.45	2.38%
	Class K	$1,000.00	$1,083.00	$10.05	1.92%
	Class Y	$1,000.00	$1,086.50	$7.08	1.35%
RS Global Growth Fund	Class A	$1,000.00	$1,118.30	$7.45	1.40%
	Class C	$1,000.00	$1,116.80	$9.26	1.74%
	Class K	$1,000.00	$1,118.30	$6.92	1.30%
	Class Y	$1,000.00	$1,121.90	$4.16	0.78%
RS Greater China Fund	Class A	$1,000.00	$1,104.70	$9.36	1.77%
	Class C	$1,000.00	$1,103.70	$10.52	1.99%
	Class K	$1,000.00	$1,104.50	$9.89	1.87%
	Class Y	$1,000.00	$1,106.90	$7.57	1.43%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Growth Fund	Class A	$1,000.00	$1,018.15	$7.05	1.39%
	Class C	$1,000.00	$1,013.57	$11.64	2.30%
	Class K	$1,000.00	$1,016.34	$8.87	1.75%
	Class Y	$1,000.00	$1,020.01	$5.18	1.02%
RS Emerging Markets Fund	Class A	$1,000.00	$1,017.14	$8.06	1.59%
	Class C	$1,000.00	$1,013.17	$12.04	2.38%
	Class K	$1,000.00	$1,015.48	$9.73	1.92%
	Class Y	$1,000.00	$1,018.35	$6.85	1.35%
RS Global Growth Fund	Class A	$1,000.00	$1,018.10	$7.10	1.40%
	Class C	$1,000.00	$1,016.39	$8.82	1.74%
	Class K	$1,000.00	$1,018.60	$6.60	1.30%
	Class Y	$1,000.00	$1,021.22	$3.96	0.78%
RS Greater China Fund	Class A	$1,000.00	$1,016.24	$8.97	1.77%
	Class C	$1,000.00	$1,015.13	$10.08	1.99%
	Class K	$1,000.00	$1,015.74	$9.48	1.87%
	Class Y	$1,000.00	$1,017.95	$7.25	1.43%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

www.RSinvestments.com	25

This Page Intentionally Left Blank

Financial Information

Year Ended December 31, 2012

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

December 31, 2012	Shares	Value
Common Stocks – 97.4%
Australia – 5.6%
Brambles Ltd.	1,606,874	$12,741,360
Cochlear Ltd.	64,517	5,348,429
Fortescue Metals Group Ltd.	3,176,396	15,829,369
James Hardie Industries SE	626,615	6,066,784
Woodside Petroleum Ltd.	316,256	11,269,788

		51,255,730
Brazil – 1.7%
BM&F BOVESPA S.A.	1,185,000	8,102,564
MercadoLibre, Inc.	69,600	5,468,472
OGX Petroleo e Gas Participacoes S.A.(1)	910,500	1,947,736

		15,518,772
Chile – 0.5%
Sociedad Quimica y Minera de Chile S.A., ADR	83,000	4,784,120

		4,784,120
Denmark – 3.6%
Novo Nordisk A/S, Class B	150,162	24,451,876
Novozymes A/S, B Shares	304,585	8,646,140

		33,098,016
France – 7.2%
Essilor International S.A.	143,860	14,509,319
L’Oreal S.A.	190,507	26,507,604
PPR	128,776	24,185,505

		65,202,428
Germany – 3.5%
Adidas AG	102,511	9,149,024
Aixtron SE	326,807	3,897,238
HeidelbergCement AG	109,161	6,679,752
SMA Solar Technology AG	93,147	2,359,620
Volkswagen AG	43,517	9,440,453

		31,526,087
Hong Kong – 3.0%
AIA Group Ltd.	4,531,600	17,973,845
Hong Kong Exchanges & Clearing Ltd.	543,800	9,411,088

		27,384,933
India – 0.6%
Housing Development Finance Corp. Ltd.	325,600	4,969,025

		4,969,025

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

December 31, 2012	Shares	Value
Italy – 3.3%
Fiat SpA(1)	3,082,632	$15,528,486
UniCredit SpA(1)	3,009,198	14,818,653

		30,347,139
Japan – 7.2%
Gree, Inc.	693,200	10,758,130
Kyocera Corp.	53,600	4,859,659
Rakuten, Inc.	2,259,500	17,620,604
Sanrio Co. Ltd.	128,700	4,106,029
SMC Corp.	86,000	15,622,282
Softbank Corp.	262,300	9,610,989
Yamada Denki Co. Ltd.	60,430	2,335,679

		64,913,372
Luxembourg – 0.0%
Reinet Investments SCA(1)	3,406	62,176

		62,176
Norway – 0.5%
Schibsted ASA	112,269	4,801,179

		4,801,179
People’s Republic of China – 8.8%
Baidu, Inc., ADR(1)	375,700	37,678,953
CNOOC Ltd.	2,221,000	4,892,888
New Oriental Education & Technology Group, ADR	214,900	4,175,507
Tencent Holdings Ltd.	911,000	29,805,805
Youku Tudou, Inc., ADR(1)	205,153	3,741,991

		80,295,144
Peru – 0.8%
Credicorp Ltd.	50,883	7,457,413

		7,457,413
Portugal – 0.9%
Jeronimo Martins, SGPS, S.A.	433,424	8,380,859

		8,380,859
Russia – 0.6%
Mail.ru Group Ltd., GDR	142,738	4,985,578

		4,985,578
Singapore – 0.7%
Singapore Exchange Ltd.	1,039,000	6,037,722

		6,037,722
South Africa – 0.3%
Impala Platinum Holdings Ltd.	137,000	2,739,879

		2,739,879

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

December 31, 2012	Shares	Value
South Korea – 3.4%
Celltrion, Inc.	268,154	$6,548,265
NHN Corp.	44,180	9,384,838
Samsung Electronics Co. Ltd.	10,602	15,232,949

		31,166,052
Spain – 6.4%
Banco Santander S.A.	2,156,334	17,524,542
Distribuidora Internacional de Alimentacion S.A.	704,266	4,499,658
Industria de Diseno Textil S.A.	258,761	36,357,548

		58,381,748
Sweden – 9.5%
Alfa Laval AB	495,289	10,356,387
Atlas Copco AB, Class B	1,372,969	33,701,567
Elekta AB, Class B	417,892	6,515,957
Oriflame Cosmetics S.A., SDR	134,323	4,296,103
Sandvik AB	818,645	13,157,057
Svenska Handelsbanken AB, Class A	506,597	18,213,113

		86,240,184
Switzerland – 8.5%
ABB Ltd. (Reg S)(1)	518,826	10,759,166
Compagnie Financiere Richemont S.A., Class A	318,749	25,020,363
Geberit AG(1)	54,135	12,000,387
Syngenta AG (Reg S)	61,603	24,886,766
The Swatch Group AG	9,351	4,741,931

		77,408,613
Taiwan – 0.8%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	397,907	6,828,084

		6,828,084
Turkey – 1.5%
BIM Birlesik Magazalar A.S.	109,819	5,384,936
Turkiye Garanti Bankasi A.S.	1,517,893	7,922,533

		13,307,469
United Kingdom – 18.5%
Aggreko PLC	159,082	4,539,971
ARM Holdings PLC	2,145,000	27,088,648
BG Group PLC	400,227	6,675,704
BHP Billiton PLC	632,100	22,296,365
British American Tobacco PLC	291,841	14,835,724
Meggitt PLC	2,098,178	13,138,261
Prudential PLC	2,106,197	30,049,837
Rolls-Royce Holdings PLC(1)	1,641,383	23,542,987

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

December 31, 2012	Shares	Value
United Kingdom (continued)
Standard Chartered PLC	984,882	$25,488,492

		167,655,989
Total Common Stocks (Cost $802,858,382)		884,747,711

	Shares	Value
Preferred Stocks – 2.2%
Brazil – 0.9%
Itau Unibanco Holding S.A., ADR	501,340	8,252,056

		8,252,056
Germany – 1.3%
Porsche Automobil Holding SE	144,422	11,888,072

		11,888,072
Total Preferred Stocks (Cost $17,342,099)		20,140,128

	Principal Amount	Value
Repurchase Agreements – 0.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $5,880,003, due 1/2/2013(2)	$5,880,000	5,880,000
Total Repurchase Agreements (Cost $5,880,000)		5,880,000
Total Investments - 100.3% (Cost $826,080,481)		910,767,839
Other Liabilities, Net - (0.3)%		(2,415,332)
Total Net Assets - 100.0%		$908,352,507

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$6,001,491

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

SDR – Swedish Depository Receipt.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$86,762,973	$797,984,738	*	$—	$884,747,711

Preferred Stocks	8,252,056	11,888,072	*	—	20,140,128

Repurchase Agreements	—	5,880,000		—	5,880,000

Total	$95,015,029	$815,752,810		$—	$910,767,839

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2012	Shares	Value
Common Stocks – 95.3%
Brazil – 4.2%
Arcos Dorados Holdings, Inc., Class A	805,935	$9,638,983
Embraer S.A., ADR	605,045	17,249,833
JBS S.A.(1)	5,980,100	17,524,103
MercadoLibre, Inc.	107,850	8,473,774
Tractebel Energia S.A.	373,000	6,075,482

		58,962,175
Colombia – 0.5%
Ecopetrol S.A., ADR	114,967	6,860,081

		6,860,081
Egypt – 0.9%
Commercial International Bank Egypt SAE	688,819	3,736,518
Egyptian Financial Group-Hermes Holding SAE(1)	5,205,900	9,020,286

		12,756,804
Ghana – 2.2%
Tullow Oil PLC	1,503,816	31,350,650

		31,350,650
India – 11.1%
ACC Ltd.	412,840	10,888,197
Axis Bank Ltd.	753,762	18,885,923
HCL Technologies Ltd.	2,020,698	22,919,778
Housing Development Finance Corp. Ltd.	1,187,400	18,121,069
Infrastructure Development Finance Co. Ltd.	4,671,619	14,825,630
Mahindra & Mahindra Ltd.	1,791,051	30,779,759
Niko Resources Ltd.	683,871	7,322,033
Satyam Computer Services Ltd.(1)	3,132,008	6,144,619
Tech Mahindra Ltd.	912,094	15,500,780
Titan Industries Ltd.	1,775,881	9,293,597

		154,681,385
Indonesia – 2.6%
PT Bank Mandiri (Persero) Tbk	9,521,000	8,042,520
PT Bank Negara Indonesia (Persero) Tbk	24,350,000	9,384,763
PT Perusahaan Gas Negara (Persero) Tbk	14,629,000	7,004,993
PT Semen Gresik (Persero) Tbk	7,526,500	12,432,417

		36,864,693
Kenya – 1.1%
Africa Oil Corp.(1)	2,110,759	14,832,819

		14,832,819
Kurdistan – 2.0%
Gulf Keystone Petroleum Ltd.(1)	9,397,202	27,614,899

		27,614,899

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2012	Shares	Value
Liberia – 1.8%
African Petroleum Corp. Ltd.(1)	21,591,600	$25,785,058

		25,785,058
Malaysia – 2.7%
CIMB Group Holdings Berhad	6,948,300	17,392,438
Public Bank Berhad	3,685,600	19,650,423

		37,042,861
Mexico – 3.9%
America Movil S.A.B. de C.V., ADR, Series L	1,388,600	32,132,204
Wal-Mart de Mexico S.A.B. de C.V.	6,963,444	22,722,517

		54,854,721
Namibia – 0.1%
Chariot Oil & Gas Ltd.(1)	3,489,435	1,578,908

		1,578,908
Panama – 0.9%
Copa Holdings S.A., Class A	128,390	12,768,385

		12,768,385
People’s Republic of China – 17.5%
Beijing Enterprises Holdings Ltd.	1,019,500	6,680,561
China Mobile Ltd.	5,448,500	64,116,279
China Petroleum & Chemical Corp., H shares	12,394,000	14,268,888
China Railway Construction Corp. Ltd., H shares	1,885,500	2,181,219
China Resources Enterprise Ltd.	4,086,000	14,953,754
China Taiping Insurance Holdings Co. Ltd.(1)	4,226,000	8,662,386
CNOOC Ltd.	9,704,000	21,378,022
CSR Corp. Ltd., H shares	11,992,000	10,646,025
Hang Lung Properties Ltd.	5,118,000	20,596,957
Hengan International Group Co. Ltd.	1,459,000	13,296,167
Kunlun Energy Co. Ltd.	7,902,000	16,686,859
Lenovo Group Ltd.	14,172,000	13,048,814
Tencent Holdings Ltd.	576,000	18,845,383
Want Want China Holdings Ltd.	14,046,000	19,684,140

		245,045,454
Russia – 4.4%
NovaTek OAO, GDR, (Reg S)	164,095	20,047,094
Sberbank of Russia, ADR	2,725,640	34,171,572
X5 Retail Group N.V., GDR (Reg S)(1)	437,920	7,927,105

		62,145,771
South Africa – 1.8%
Massmart Holdings Ltd.	351,103	7,960,426
Naspers Ltd., N shares	270,663	17,482,337

		25,442,763

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2012	Shares	Value
South Korea – 18.0%
Celltrion, Inc.	235,993	$5,762,901
Cheil Industries, Inc.	162,400	14,355,639
Daum Communications Corp.	159,716	13,606,427
E-Mart Co. Ltd.	87,549	19,462,726
Fila Korea Ltd.	56,074	3,361,711
Hankook Tire Co. Ltd.(1)	144,729	6,353,841
Hyundai Glovis Co. Ltd.	71,040	14,786,248
Hyundai Marine & Fire Insurance Co. Ltd.	384,640	12,006,699
Hyundai Mobis	50,830	13,790,637
Hyundai Wia Corp.	45,104	7,346,769
LG Household & Health Care Ltd.	13,749	8,422,784
Mando Corp.	76,872	9,303,753
NCSoft Corp.	49,675	7,029,425
NHN Corp.	108,514	23,050,844
Samsung Electronics Co. Ltd.	51,770	74,383,113
Samsung Fire & Marine Insurance Co. Ltd.	93,593	19,013,185

		252,036,702
Taiwan – 11.7%
China Life Insurance Co. Ltd.(1)	31,449,920	28,581,191
Delta Electronics, Inc.	5,278,000	19,451,701
Far Eastern Department Stores Ltd.	13,270,172	13,864,909
Hon Hai Precision Industry Co. Ltd.	11,678,046	36,147,259
HTC Corp.	786,000	8,210,072
Quanta Computer, Inc.	2,694,000	6,376,105
Taiwan Semiconductor Manufacturing Co. Ltd.	15,058,534	50,367,907

		162,999,144
Thailand – 2.0%
Kasikornbank Public Co. Ltd.	2,538,700	16,155,033
Siam Commercial Bank Public Co. Ltd.	1,849,100	11,034,711

		27,189,744
Turkey – 1.9%
Turkiye Garanti Bankasi A.S.	3,605,864	18,820,546
Turkiye Is Bankasi	2,116,066	7,380,239

		26,200,785
Turkmenistan – 4.0%
Dragon Oil PLC	6,208,448	55,973,486

		55,973,486
Total Common Stocks (Cost $1,065,884,048)		1,332,987,288

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2012	Shares	Value
Preferred Stocks – 5.0%
Brazil – 3.2%
Banco Bradesco S.A.	1,138,076	$19,548,783
Comp. Lorenz S.A.(1)(2)(3)	4,700,000	—
Companhia Energetica de Minas Gerais	715,540	7,898,024
Itau Unibanco Holding S.A.	437,400	7,132,985
Itausa-Investimentos Itau S.A.	2,120,075	10,033,468

		44,613,260
South Korea – 1.8%
Samsung Electronics Co. Ltd.	31,153	25,033,155

		25,033,155
Total Preferred Stocks (Cost $44,594,618)		69,646,415

	Principal Amount	Value
Repurchase Agreements – 1.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $21,009,012, due 1/2/2013(4)	$21,009,000	21,009,000
Total Repurchase Agreements (Cost $21,009,000)		21,009,000
Total Investments - 101.8% (Cost $1,131,487,666)		1,423,642,703
Other Liabilities, Net - (1.8)%		(24,834,019)
Total Net Assets - 100.0%		$1,398,808,684

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Comp. Lorenz S.A.	4,700,000	$179,645	$—	6/27/1997	0.00%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	3.125%	1/31/2017	$21,430,298

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$271,062,647	$1,061,924,641	*	$—	$1,332,987,288

Preferred Stocks	44,613,260	25,033,155	*	—	69,646,415

Repurchase Agreements	—	21,009,000		—	21,009,000

Total	$315,675,907	$1,107,966,796		$—	$1,423,642,703

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

December 31, 2012	Shares	Value
Common Stocks – 97.7%
Australia – 1.5%
Brambles Ltd.	38,760	$307,339
Cochlear Ltd.	1,462	121,199

		428,538
Brazil – 3.4%
Arcos Dorados Holdings, Inc., Class A	13,189	157,740
BM&F BOVESPA S.A.	48,900	334,359
OdontoPrev S.A.	33,400	175,034
Vale S.A., ADR	17,000	345,100

		1,012,233
Canada – 1.9%
Fairfax Financial Holdings Ltd.	976	352,336
Ritchie Bros. Auctioneers, Inc.	9,775	204,200

		556,536
Denmark – 1.6%
Carlsberg A/S, Class B	3,853	379,584
Jyske Bank A/S(1)	3,678	102,630

		482,214
Germany – 0.8%
Deutsche Boerse AG	3,785	232,104

		232,104
Greece – 1.6%
Coca-Cola Hellenic Bottling Co. S.A.(1)	19,763	464,391

		464,391
Indonesia – 0.3%
PT Bank Negara Indonesia (Persero) Tbk	239,500	92,306

		92,306
Ireland – 1.3%
CRH PLC	4,332	89,494
Ryanair Holdings PLC, ADR	8,406	288,158

		377,652
Japan – 4.4%
INPEX Corp.	62	331,598
NAMCO BANDAI Holdings, Inc.	15,900	206,099
Olympus Corp.(1)	8,500	164,906
Rohm Co. Ltd.	4,300	140,566
Tokyo Electron Ltd.	3,400	156,812
Yamaha Motor Co. Ltd.	26,900	297,991

		1,297,972

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL GROWTH FUND

December 31, 2012	Shares	Value
Mexico – 0.9%
America Movil S.A.B. de C.V., ADR, Series L	11,700	$270,738

		270,738
Netherlands – 0.5%
QIAGEN N.V.(1)	7,500	136,125

		136,125
Norway – 1.1%
Norsk Hydro ASA	29,333	148,881
Schibsted ASA	4,338	185,514

		334,395
People’s Republic of China – 4.3%
Baidu, Inc., ADR(1)	1,200	120,348
China Mobile Ltd.	24,000	282,424
China Resources Enterprise Ltd.	42,000	153,710
Mindray Medical International Ltd., ADR	11,936	390,307
Shandong Weigao Group Medical Polymer Co. Ltd., H shares	172,000	172,584
Tsingtao Brewery Co. Ltd., H shares	26,000	155,645

		1,275,018
Singapore – 2.1%
DBS Group Holdings Ltd.	24,000	294,636
Jardine Matheson Holdings Ltd.	5,200	324,464

		619,100
South Africa – 3.4%
Clicks Group Ltd.	47,607	366,850
Naspers Ltd., N shares	9,995	645,585

		1,012,435
South Korea – 1.9%
Samsung Electronics Co. Ltd., GDR (Reg S)	800	574,243

		574,243
Sweden – 5.6%
Atlas Copco AB, Class B	17,595	431,895
Investor AB, Class B	11,261	295,828
Svenska Handelsbanken AB, Class A	21,475	772,067
Volvo AB, B shares	10,358	142,828

		1,642,618
Switzerland – 7.9%
Compagnie Financiere Richemont S.A., Class A	8,711	683,775
Nestle S.A. (Reg S)	9,148	596,847
Roche Holding AG	2,966	599,669
Schindler Holding AG	3,061	442,791

		2,323,082

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

December 31, 2012	Shares	Value
Taiwan – 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	25,600	$439,296

		439,296
Turkey – 1.5%
BIM Birlesik Magazalar A.S., GDR(2)	5,281	258,177
Turkiye Garanti Bankasi A.S., ADR(3)	38,147	197,198

		455,375
Turkmenistan – 0.5%
Dragon Oil PLC	17,596	158,640

		158,640
United Kingdom – 11.1%
Aggreko PLC	4,843	138,212
British American Tobacco PLC	6,078	308,975
Bunzl PLC	20,000	331,035
Hays PLC	93,880	127,674
HSBC Holdings PLC	29,223	309,669
Prudential PLC	56,832	810,842
Rolls-Royce Holdings PLC(1)	29,138	417,938
Vodafone Group PLC	96,000	241,657
Wolseley PLC	12,435	594,615

		3,280,617
United States – 38.6%
Altera Corp.	5,520	190,109
Amazon.com, Inc.(1)	2,756	692,142
Bed, Bath & Beyond, Inc.(1)	3,260	182,267
CarMax, Inc.(1)	8,626	323,820
Deere & Co.	2,804	242,322
Dolby Laboratories, Inc., Class A	4,895	143,570
eBay, Inc.(1)	13,344	680,811
EOG Resources, Inc.	3,209	387,615
Express Scripts Holding Co.(1)	2,866	154,764
First Republic Bank	7,394	242,375
FLIR Systems, Inc.	13,549	302,278
Google, Inc., Class A(1)	649	460,381
Harley-Davidson, Inc.	6,817	332,942
Illumina, Inc.(1)	2,490	138,419
Intuitive Surgical, Inc.(1)	225	110,333
Life Technologies Corp.(1)	5,671	278,333
Markel Corp.(1)	953	413,049
MasterCard, Inc., Class A	1,064	522,722
Mohawk Industries, Inc.(1)	4,146	375,089
Moody’s Corp.	7,993	402,208
National Oilwell Varco, Inc.	3,070	209,835

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL GROWTH FUND

December 31, 2012	Shares	Value
United States (continued)
New York Community Bancorp, Inc.	24,530	$321,343
Omnicom Group, Inc.	8,018	400,579
PepsiCo, Inc.	5,906	404,148
Philip Morris International, Inc.	3,550	296,922
Praxair, Inc.	2,385	261,038
Royal Caribbean Cruises Ltd.	9,833	334,322
Seattle Genetics, Inc.(1)	6,100	141,520
Teradata Corp.(1)	1,735	107,379
Teradyne, Inc.(1)	10,350	174,812
The Progressive Corp.	6,492	136,981
The Walt Disney Co.	6,868	341,957
TripAdvisor, Inc.(1)	4,515	189,449
Ultra Petroleum Corp.(1)	11,208	203,201
Visa, Inc., Class A	1,953	296,036
VistaPrint N.V.(1)	5,853	192,330
Waters Corp.(1)	3,787	329,923
WellPoint, Inc.	3,543	215,840
Xilinx, Inc.	7,656	274,850

		11,408,014
Total Common Stocks (Cost $26,262,032)		28,873,642

	Shares	Value
Preferred Stocks – 0.6%
Brazil – 0.6%
Petroleo Brasileiro S.A., ADR	9,900	191,070

		191,070
Total Preferred Stocks (Cost $275,112)		191,070

	Principal Amount	Value
Repurchase Agreements – 1.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $454,000, due 1/2/2013(4)	$454,000	454,000
Total Repurchase Agreements (Cost $454,000)		454,000
Total Investments - 99.8% (Cost $26,991,144)		29,518,712
Other Assets, Net - 0.2%		46,056
Total Net Assets - 100.0%		$29,564,768

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

(1)	Non-income producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2012, the aggregate market value of these securities amounted to $258,177, representing 0.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$468,344

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$14,780,395	$14,093,247	*	$—	$28,873,642

Preferred Stocks	191,070	—		—	191,070

Repurchase Agreements	—	454,000		—	454,000

Total	$14,971,465	14,547,247		$—	$29,518,712

*	Includes certain foreign securities whose values were determined by a pricing service using pricing model. These investments in securities with a value of $13,896,049 were classified as Level 2 rather than Level 1.

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GREATER CHINA FUND

December 31, 2012	Shares	Value
Common Stocks – 99.4%
Hong Kong – 19.2%
AIA Group Ltd.	211,400	$838,483
ASM Pacific Technology Ltd.	15,200	186,611
BOC Hong Kong (Holdings) Ltd.	260,000	817,903
Great Eagle Holdings Ltd.	86,000	287,726
Hang Lung Group Ltd.	85,000	489,562
Henderson Land Development Co. Ltd.	34,000	243,413
Hong Kong Exchanges & Clearing Ltd.	8,200	141,910
Midland Holdings Ltd.	574,000	277,302
Sun Hung Kai & Co. Ltd.	227,968	148,863
Swire Pacific Ltd., Class A	30,000	375,268
Swire Properties Ltd.	70,200	236,434
Wing Hang Bank Ltd.	50,500	532,590

		4,576,065
People’s Republic of China – 52.1%
Angang Steel Co. Ltd., H shares(1)	354,000	266,038
Baidu, Inc., ADR(1)	6,500	651,885
Bank of China Ltd., H shares	1,169,000	532,480
China Construction Bank Corp., H shares	1,154,000	943,063
China National Building Material Co. Ltd., H shares	266,000	399,397
China Petroleum & Chemical Corp., H shares	522,000	600,965
China Railway Construction Corp. Ltd., H shares	371,000	429,187
China Resources Enterprise Ltd.	68,000	248,863
China Resources Land Ltd.	78,000	216,626
China Shenhua Energy Co. Ltd., H shares	109,000	488,965
China Taiping Insurance Holdings Co. Ltd.(1)	267,000	547,292
China Vanke Co. Ltd., Class B(2)	211,900	341,737
CNOOC Ltd.	519,000	1,143,363
CSR Corp. Ltd., H shares	609,000	540,646
ENN Energy Holdings Ltd.	56,000	245,386
Hengan International Group Co. Ltd.	26,000	236,943
Kunlun Energy Co. Ltd.	436,000	920,713
Lenovo Group Ltd.	494,000	454,849
Lianhua Supermarket Holdings Ltd., H shares	106,400	102,591
Minth Group Ltd.	164,000	190,609
Phoenix Satellite Television Holdings Ltd.	914,000	301,475
Ping An Insurance (Group) Co. of China Ltd., H shares	73,500	626,933
Ports Design Ltd.	289,500	231,891
Tencent Holdings Ltd.	36,000	1,177,836
Tingyi (Cayman Islands) Holding Corp.	72,000	202,569
Want Want China Holdings Ltd.	239,000	334,936

		12,377,238

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GREATER CHINA FUND

December 31, 2012	Shares	Value
Taiwan – 28.1%
Advanced Semiconductor Engineering, Inc.	201,284	$175,242
Airtac International Group	59,000	343,834
Bright Led Electronics Corp.	192,000	95,354
China Life Insurance Co. Ltd.(1)	816,620	742,131
China Steel Corp.	293,538	277,190
Delta Electronics, Inc.	83,000	305,891
Evergreen Marine Corp.(1)	501,897	301,565
Far Eastern Department Stores Ltd.	321,880	336,306
Hiwin Technologies Corp.	34,650	256,104
Hon Hai Precision Industry Co. Ltd.	249,770	773,117
HTC Corp.	14,700	153,547
Huaku Development Co. Ltd.	98,396	240,841
Hung Poo Real Estate Development Corp.	171,588	178,311
MediaTek, Inc.	57,000	637,664
Phison Electronics Corp.	23,000	153,327
Sinyi Realty Co. Ltd.	132,288	194,603
Taiwan Fertilizer Co. Ltd.	76,000	199,645
Taiwan Semiconductor Manufacturing Co. Ltd.	391,000	1,307,820

		6,672,492
Total Common Stocks (Cost $24,259,649)		23,625,795

	Principal Amount	Value
Repurchase Agreements – 0.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/31/2012, maturity value of $125,000, due 1/2/2013(3)	$125,000	125,000
Total Repurchase Agreements (Cost $125,000)		125,000
Total Investments - 99.9% (Cost $24,384,649)		23,750,795
Other Assets, Net - 0.1%		14,635
Total Net Assets - 100.0%		$23,765,430

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	2/15/2036	$133,813

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GREATER CHINA FUND

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks Other	$651,885	$22,632,173	*	$—	$23,284,058

China Vanke Co. Ltd, Class B(1)	—	—		341,737	341,737

Repurchase Agreements	—	125,000		—	125,000

Total	$651,885	$22,757,173		$341,737	$23,750,795

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2011	$—

Change in unrealized appreciation/depreciation	—

Net realized gain/loss	—

Purchases	—

Sales	—

Transfers in Level 3(1)	341,737

Balance as of 12/31/2012	$341,737

(1)	Transferred from Level 2 to 3 because of lack of observable market data due to halt on trading in the relevant market.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

RS GREATER CHINA FUND

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of Level 3 investments:

	Fair Value at 12/31/12	Valuation Technique	Unobservable Input	Range of Unobservable Inputs
RS Greater China Fund

China Vanke Co. Ltd, Class B	$341,737	Exchange Close Price	Closing price from 12/25/12*	$1.61 per share

*	Last exchange close price prior to 12/31/12. The company requested trading in their stock be halted on 12/26/12 pending an announcement of a significant event. Trading resumed on 1/21/13 at $1.77.

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	47

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2012	RS International Growth
Assets
Investments, at value	$910,767,839
Cash and cash equivalents	942
Foreign currency, at value	102,620
Receivable for fund shares subscribed	616,539
Dividends/interest receivable	431,780
Receivable for investments sold	189,036
Due from distributor	—

Total Assets	912,108,756

Liabilities
Payable for fund shares redeemed	2,054,075
Payable for investments purchased	668,087
Payable to adviser	609,328
Accrued foreign capital gains tax	45,674
Accrued trustees’ fees	7,130
Payable to distributor	4,380
Foreign currency overdraft, at value	—
Accrued expenses/other liabilities	367,575

Total Liabilities	3,756,249

Total Net Assets	$908,352,507

Net Assets Consist of:
Paid-in capital	$827,178,076
Distributions in excess of net investment income	(164,066)
Accumulated undistributed net investment income	—
Accumulated net realized loss from investments and foreign currency transactions	(3,303,725)
Net unrealized appreciation/(depreciation) on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	84,642,222

Total Net Assets	$908,352,507

Investments, at Cost	$826,080,481

Foreign Currency, at Cost	$102,752

Pricing of Shares
Net Assets:
Class A	$34,004,455
Class C	2,369,961
Class K	4,247,333
Class Y	867,730,758
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	1,881,034
Class C	149,542
Class K	241,606
Class Y	48,087,244
Net Asset Value Per Share:
Class A	$18.08
Class C	15.85
Class K	17.58
Class Y	18.04
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$18.98

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global Growth	RS Greater China

$1,423,642,703	$29,518,712	$23,750,795
181	637	594
—	52,182	81,733
1,844,653	—	—
3,144,072	33,065	—
7,031,954	3,597	—
—	2,578	—

1,435,663,563	29,610,771	23,833,122

30,644,156	—	—
2,506,224	3,563	—
1,372,665	19,757	21,580
1,140,084	—	—
17,459	281	216
73,466	—	369
279,950	—	—
820,875	22,402	45,527

36,854,879	46,003	67,692

$1,398,808,684	$29,564,768	$23,765,430

$1,199,143,521	$28,354,741	$26,182,815
(16,931,400)	—	—
—	(167)	—
(74,422,156)	(1,317,315)	(1,783,547)
291,018,719	2,527,509	(633,838)

$1,398,808,684	$29,564,768	$23,765,430

$1,131,487,666	$26,991,144	$24,384,649

$(279,229)	$52,422	$81,717

$533,677,273	$9,556,658	$8,500,356
52,280,361	4,170,961	3,661,423
36,129,372	4,126,237	3,656,597
776,721,678	11,710,912	7,947,054

22,352,768	931,280	938,566
2,626,914	409,406	404,595
1,572,747	403,825	403,609
32,468,488	1,140,078	877,567

$23.88	$10.26	$9.06
19.90	10.19	9.05
22.97	10.22	9.06
23.92	10.27	9.06
4.75%	4.75%	4.75%
$25.07	$10.77	$9.51

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2012	RS International Growth
Investment Income
Dividends	$14,164,830
Interest	1,477
Withholding taxes on foreign dividends	(981,536)

Total Investment Income	13,184,771

Expenses
Investment advisory fees	5,351,962
Transfer agent fees	796,354
Custodian fees	269,971
Registration fees	140,529
Distribution fees	134,203
Professional fees	83,406
Administrative service fees	82,982
Shareholder reports	74,744
Trustees’ fees	32,861
Other expenses	29,329

Total Expenses	6,996,341

Less: Fee waiver by distributor	—
Less: Custody credits	(6)

Total Expenses, Net	6,996,335

Net Investment Income	6,188,436

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain/(loss) from investments*	2,509,548
Net realized loss from foreign currency transactions	(207,619)
Net change in unrealized appreciation/depreciation on investments	104,866,544
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(13,074)
Net change in accrued foreign capital gains tax	(45,735)

Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	107,109,664

Net Increase in Net Assets Resulting from Operations	$113,298,100

*	Net of foreign capital gains tax paid for RS Emerging Markets Fund in the amount of $2,867,461.

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global Growth	RS Greater China

$36,660,329	$727,671	$624,924
5,751	71	34
(3,804,200)	(35,864)	(60,609)

32,861,880	691,878	564,349

17,376,182	217,381	242,545
2,899,368	30,542	—
1,189,988	54,504	33,441
117,165	68,390	64,255
3,053,183	87,972	75,598
180,436	33,112	32,611
219,990	3,526	2,807
269,389	5,907	4,883
84,116	1,345	1,050
195,278	3,224	539

25,585,095	505,903	457,729

—	(149,108)	(67,267)
(8)	(1)	—

25,585,087	356,794	390,462

7,276,793	335,084	173,887

10,274,314	(1,134,162)	(1,138,536)
(2,288,841)	(16,722)	(1,657)
185,845,616	5,288,846	5,056,396

103,181	917	(280)
(187,660)	—	—

193,746,610	4,138,879	3,915,923

$201,023,403	$4,473,963	$4,089,810

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS International Growth

	For the Year Ended 12/31/12	For the Year Ended 12/31/11

Operations
Net investment income	$6,188,436	$912,259
Net realized gain/(loss) from investments and foreign currency transactions	2,301,929	1,723,611
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	104,807,735	(32,816,751)

Net Increase/(Decrease) in Net Assets Resulting from Operations	113,298,100	(30,180,881)

Distributions to Shareholders
Net investment income
Class A	(149,214)	(7,018)
Class B*	—	(128)
Class C	(4,664)	(416)
Class K	(7,371)	(1,067)
Class Y	(7,367,685)	(1,270,316)

Total Distributions	(7,528,934)	(1,278,945)

Capital Share Transactions
Proceeds from sales of shares	435,450,814	494,428,039
Reinvestment of distributions	3,980,242	822,894
Cost of shares redeemed	(127,589,839)	(57,259,521)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	311,841,217	437,991,412
Increase from regulatory settlements	—	1,456,522

Net Increase/(Decrease) in Net Assets	417,610,383	407,988,108

Net Assets
Beginning of year	490,742,124	82,754,016

End of year	$908,352,507	$490,742,124

Distributions in Excess of Net Investment Income Included in Net Assets	$(164,066)	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$1,291,323

Other Information:
Shares
Sold	25,870,852	30,685,506
Reinvested	226,049	55,048
Redeemed	(7,586,150)	(3,645,208)

Net Increase/(Decrease)	18,510,751	27,095,346

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.
(1)	Commenced operations on May 17, 2011.

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets		RS Global Growth		RS Greater China

For the Year Ended 12/31/12	For the Year Ended 12/31/11	For the Year Ended 12/31/12	For the Period Ended 12/31/11(1)	For the Year Ended 12/31/12	For the Period Ended 12/31/11(1)

$7,276,793	$5,836,160	$335,084	$26,785	$173,887	$142,291
7,985,473	(33,458,556)	(1,150,884)	(260,515)	(1,140,193)	(666,576)
185,761,137	(418,120,955)	5,289,763	(2,762,254)	5,056,116	(5,689,954)

201,023,403	(445,743,351)	4,473,963	(2,995,984)	4,089,810	(6,214,239)

(1,835,094)	—	(85,449)	—	(68,978)	(50,272)
—	—	—	—	—	—
—	—	(20,613)	—	(13,262)	—
—	—	(35,984)	—	(20,426)	(9,520)
(3,672,459)	—	(169,415)	—	(88,663)	(63,627)

(5,507,553)	—	(311,461)	—	(191,329)	(123,419)

605,028,305	630,563,495	3,593,093	28,783,613	2,541,181	25,687,499
4,950,432	—	310,487	—	191,199	123,412
(982,762,562)	(793,951,354)	(4,239,162)	(49,781)	(2,165,908)	(172,776)

(372,783,825)	(163,387,859)	(335,582)	28,733,832	566,472	25,638,135
—	—	—	—	—	—

(177,267,975)	(609,131,210)	3,826,920	25,737,848	4,464,953	19,300,477

1,576,076,659	2,185,207,869	25,737,848	—	19,300,477	—

$1,398,808,684	$1,576,076,659	$29,564,768	$25,737,848	$23,765,430	$19,300,477

$(16,931,400)	$(20,538,830)	$—	$(8,305)	$—	$—

$—	$—	$(167)	$—	$—	$18,250

25,567,399	26,103,677	370,579	2,935,170	297,205	2,575,726
210,512	—	30,602	—	21,626	16,893
(41,945,383)	(33,453,263)	(446,222)	(5,540)	(265,412)	(21,701)

(16,167,472)	(7,349,586)	(45,041)	2,929,630	53,419	2,570,918

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS International Growth Fund
Class A
Year Ended 12/31/12	$15.44	$0.12	[3]	$2.60	$2.72	$(0.08)	$—	$—	$(0.08)
Year Ended 12/31/11	17.79	0.14	[3]	(2.61)	(2.47)	— [4]	—	—	— [4]
Year Ended 12/31/10	15.73	0.07	[3]	2.32	2.39	(0.37)	—	—	(0.37)
Year Ended 12/31/09	11.59	0.09	[3]	3.85	3.94	—	—	—	—
Year Ended 12/31/08	20.70	0.27		(9.22)	(8.95)	(0.14)	—	(0.02)	(0.16)

Class C
Year Ended 12/31/12	$13.61	$(0.02)[3]		$2.29	$2.27	$(0.03)	$—	$—	$(0.03)
Year Ended 12/31/11	15.79	0.04	[3]	(2.34)	(2.30)	— [4]	—	—	— [4]
Year Ended 12/31/10	14.03	(0.05)[3]		2.06	2.01	(0.29)	—	—	(0.29)
Year Ended 12/31/09	10.41	—	[3,4]	3.42	3.42	—	—	—	—
Year Ended 12/31/08	18.60	0.12		(8.25)	(8.13)	(0.04)	—	(0.02)	(0.06)

Class K
Year Ended 12/31/12	$15.03	$0.06	[3]	$2.52	$2.58	$(0.03)	$—	$—	$(0.03)
Year Ended 12/31/11	17.39	0.10	[3]	(2.58)	(2.48)	— [4]	—	—	— [4]
Year Ended 12/31/10	15.41	—	[3,4]	2.26	2.26	(0.32)	—	—	(0.32)
Year Ended 12/31/09	11.37	0.06	[3]	3.78	3.84	—	—	—	—
Year Ended 12/31/08	20.31	0.21		(9.04)	(8.83)	(0.09)	—	(0.02)	(0.11)

Class Y
Year Ended 12/31/12	$15.42	$0.16	[3]	$2.61	$2.77	$(0.15)	$—	$—	$(0.15)
Year Ended 12/31/11	17.76	0.06	[3]	(2.47)	(2.41)	(0.05)	—	—	(0.05)
Year Ended 12/31/10	15.84	(0.04)[3]		2.36	2.32	(0.44)	—	—	(0.44)
Period From 3/10/09[6] to 12/31/09[7]	9.20	(0.26)[3]		6.70	6.44	—	—	—	—

See notes to Financial Highlights on pages 58-59.

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$18.08	17.65%		$34,005	1.34%		1.34%		0.73%		0.73%		21%
0.12	15.44	(13.19)%	[5]	29,807	1.40%		1.42%		0.82%		0.80%		15%
0.04	17.79	15.50%	[5]	32,556	1.54%		1.60%		0.45%		0.39%		23%
0.20	15.73	35.72%	[5]	28,303	1.73%		1.75%		0.71%		0.69%		99%
—	11.59	(43.23)%		23,622	1.50%		1.50%		1.42%		1.42%		35%

$—	$15.85	16.69%		$2,370	2.20%		2.20%		(0.12)%		(0.12)%		21%
0.12	13.61	(13.78)%	[5]	1,600	2.14%		2.14%		0.26%		0.26%		15%
0.04	15.79	14.61%	[5]	10,124	2.30%		2.30%		(0.32)%		(0.32)%		23%
0.20	14.03	34.77%	[5]	8,040	2.43%		2.43%		(0.02)%		(0.02)%		99%
—	10.41	(43.68)%		5,946	2.23%		2.23%		0.66%		0.66%		35%

$—	$17.58	17.18%		$4,247	1.74%		1.74%		0.38%		0.38%		21%
0.12	15.03	(13.55)%	[5]	4,132	1.78%		1.78%		0.59%		0.59%		15%
0.04	17.39	14.95%	[5]	17,234	1.95%		1.95%		0.03%		0.03%		23%
0.20	15.41	35.53%	[5]	14,790	1.96%		2.12%		0.45%		0.29%		99%
—	11.37	(43.45)%		10,896	1.85%		1.86%		1.04%		1.03%		35%

$—	$18.04	18.00%		$867,731	1.02%		1.02%		0.94%		0.94%		21%
0.12	15.42	(12.90)%	[5]	454,722	1.04%		1.04%		0.38%		0.38%		15%
0.04	17.76	14.93%	[5]	22,179	1.16%		1.16%		(0.22)%		(0.22)%		23%
0.20	15.84	72.17%	[5]	76	3.69%	[8]	3.69%	[8]	(2.21)%	[8]	(2.21)%	[8]	99%

See notes to Financial Highlights on pages 58-59.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Year Ended 12/31/12	$21.13	$0.07 [3]	$2.73	$2.80	$(0.05)	$—	$(0.05)
Year Ended 12/31/11	26.74	0.07 [3]	(5.68)	(5.61)	—	—	—
Year Ended 12/31/10	23.12	(0.01)[3]	4.18	4.17	(0.55)	—	(0.55)
Year Ended 12/31/09	12.14	(0.02)[3]	11.29	11.27	(0.29)	—	(0.29)
Year Ended 12/31/08	27.68	0.07	(15.49)	(15.42)	—	(0.12)	(0.12)

Class C
Year Ended 12/31/12	$17.72	$(0.08)[3]	$2.26	$2.18	$—	$—	$—
Year Ended 12/31/11	22.59	(0.10)[3]	(4.77)	(4.87)	—	—	—
Year Ended 12/31/10	19.63	(0.15)[3]	3.52	3.37	(0.41)	—	(0.41)
Year Ended 12/31/09	10.35	(0.13)[3]	9.60	9.47	(0.19)	—	(0.19)
Year Ended 12/31/08	23.82	(0.01)	(13.34)	(13.35)	—	(0.12)	(0.12)

Class K
Year Ended 12/31/12	$20.36	$0.01 [3]	$2.60	$2.61	$—	$—	$—
Year Ended 12/31/11	25.86	(0.02)[3]	(5.48)	(5.50)	—	—	—
Year Ended 12/31/10	22.41	(0.09)[3]	4.04	3.95	(0.50)	—	(0.50)
Year Ended 12/31/09	11.71	(0.07)[3]	10.86	10.79	(0.09)	—	(0.09)
Year Ended 12/31/08	26.79	—	(14.96)	(14.96)	—	(0.12)	(0.12)

Class Y
Year Ended 12/31/12	$21.18	$0.15 [3]	$2.70	$2.85	$(0.11)	$—	$(0.11)
Year Ended 12/31/11	26.75	0.12 [3]	(5.69)	(5.57)	—	—	—
Year Ended 12/31/10	23.13	0.11 [3]	4.16	4.27	(0.65)	—	(0.65)
Period From 3/10/09[6] to 12/31/09[7]	10.88	— [3,4]	12.60	12.60	(0.35)	—	(0.35)

See notes to Financial Highlights on pages 58-59.

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$23.88	13.26%	$533,677	1.53%	1.53%	0.30%	0.30%	49%
21.13	(20.98)%	919,103	1.49%	1.49%	0.27%	0.27%	44%
26.74	18.15%	1,393,971	1.56%	1.56%	(0.03)%	(0.03)%	41%
23.12	92.96%	1,174,248	1.61%	1.61%	(0.10)%	(0.10)%	61%
12.14	(55.70)%	362,998	1.58%	1.58%	0.41%	0.41%	82%

$19.90	12.30%	$52,280	2.32%	2.32%	(0.42)%	(0.42)%	49%
17.72	(21.56)%	62,237	2.26%	2.26%	(0.50)%	(0.50)%	44%
22.59	17.26%	104,109	2.31%	2.31%	(0.75)%	(0.75)%	41%
19.63	91.61%	80,180	2.34%	2.34%	(0.86)%	(0.86)%	61%
10.35	(56.04)%	28,897	2.31%	2.31%	(0.33)%	(0.33)%	82%

$22.97	12.82%	$36,130	1.88%	1.88%	0.03%	0.03%	49%
20.36	(21.27)%	36,423	1.87%	1.87%	(0.09)%	(0.09)%	44%
25.86	17.71%	46,882	1.92%	1.92%	(0.38)%	(0.38)%	41%
22.41	92.21%	24,569	1.95%	1.95%	(0.40)%	(0.40)%	61%
11.71	(55.83)%	23,087	1.94%	1.94%	0.01%	0.01%	82%

$23.92	13.47%	$776,722	1.31%	1.31%	0.64%	0.64%	49%
21.18	(20.82)%	554,099	1.32%	1.32%	0.49%	0.49%	44%
26.75	18.57%	633,433	1.19%	1.19%	0.47%	0.47%	41%
23.13	115.89%	53,546	1.22%	1.22%	0.02%	0.02%	61%

See notes to Financial Highlights on pages 58-59.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Global Growth Fund
Class A
Year Ended 12/31/12	$8.79	$0.12	[3]	$1.44	$1.56	$(0.09)	$—	$(0.09)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.02	[3]	(1.23)	(1.21)	—	—	—
Class C
Year Ended 12/31/12	$8.74	$0.06	[3]	$1.44	$1.50	$(0.05)	$—	$(0.05)
Period From 5/16/11[6] to 12/31/11[7]	10.00	(0.03)[3]		(1.23)	(1.26)	—	—	—
Class K
Year Ended 12/31/12	$8.76	$0.10	[3]	$1.45	$1.55	$(0.09)	$—	$(0.09)
Period From 5/16/11[6] to 12/31/11[7]	10.00	(0.01)[3]		(1.23)	(1.24)	—	—	—
Class Y
Year Ended 12/31/12	$8.81	$0.15	[3]	$1.46	$1.61	$(0.15)	$—	$(0.15)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.03	[3]	(1.22)	(1.19)	—	—	—

RS Greater China Fund
Class A
Year Ended 12/31/12	$7.51	$0.07	[3]	$1.55	$1.62	$(0.07)	$—	$(0.07)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.06	[3]	(2.49)	(2.43)	(0.06)	—	(0.06)
Class C
Year Ended 12/31/12	$7.50	$0.02	[3]	$1.56	$1.58	$(0.03)	$—	$(0.03)
Period From 5/16/11[6] to 12/31/11[7]	10.00	—	[3,4]	(2.50)	(2.50)	—	—	—
Class K
Year Ended 12/31/12	$7.51	$0.04	[3]	$1.56	$1.60	$(0.05)	$—	$(0.05)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.03	[3]	(2.50)	(2.47)	(0.02)	—	(0.02)
Class Y
Year Ended 12/31/12	$7.51	$0.09	[3]	$1.56	$1.65	$(0.10)	$—	$(0.10)
Period From 5/16/11[6] to 12/31/11[7]	10.00	0.08	[3]	(2.50)	(2.42)	(0.07)	—	(0.07)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]	Rounds to $0.00 per share.

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.26	17.81%	$9,557	1.40%	1.95%	1.22%	0.67%	28%
8.79	(12.10)%	11,211	1.40%	1.78%	0.27%	(0.11)%	9%

$10.19	17.18%	$4,171	1.94%	2.49%	0.60%	0.05%	28%
8.74	(12.60)%	3,508	2.31%	2.69%	(0.60)%	(0.98)%	9%

$10.22	17.70%	$4,126	1.52%	2.07%	1.02%	0.47%	28%
8.76	(12.40)%	3,505	1.90%	2.28%	(0.19)%	(0.57)%	9%

$10.27	18.30%	$11,711	0.89%	1.44%	1.59%	1.04%	28%
8.81	(11.90)%	7,514	1.10%	1.48%	0.61%	0.23%	9%

$9.06	21.65%	$8,500	1.75%	2.06%	0.81%	0.50%	23%
7.51	(24.32)%	6,784	1.75%	2.27%	1.20%	0.68%	9%

$9.05	21.12%	$3,661	2.26%	2.57%	0.29%	(0.02)%	23%
7.50	(25.00)%	3,017	2.98%	3.50%	(0.01)%	(0.53)%	9%

$9.06	21.33%	$3,657	2.04%	2.35%	0.51%	0.20%	23%
7.51	(24.66)%	3,014	2.35%	2.87%	0.63%	0.11%	9%

$9.06	22.03%	$7,947	1.43%	1.74%	1.12%	0.81%	23%
7.51	(24.13)%	6,485	1.41%	1.93%	1.56%	1.04%	9%
[5]

Without the effect of the income from regulatory settlements, the total returns would have been for 2011 (13.49)%, (14.07)%, (13.86)%, and (13.16)%; for 2010 15.17%, 14.32%, 14.68%, and 14.93%; for 2009, 33.91%, 32.95%, 33.69%, and 69.89% for Class A, Class C, Class K and Class Y, respectively. The total return impact from regulatory settlements is calculated based on average shares outstanding for the period.

[6]	Inception date.

[7]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[8]	Ratios have been annualized using the period from May 23, 2009 through December 31, 2009, to reflect the initial date when significant capital shares were sold.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2012

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to four series offered by the Trust: RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. Prior to February 17, 2012, RS International Growth Fund and RS Emerging Markets Fund also offered Class B shares. As of the close of business on February 17, 2012, all outstanding Class B shares of each Fund were converted into Class A shares of the same Fund. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5e). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates and forward foreign currency contracts are valued at the mean between the bid and ask prices at the close of the New York Stock Exchange (“NYSE”).

60	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

www.RSinvestments.com	61

NOTES TO FINANCIAL STATEMENTS

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. As of December 31, 2012, RS Greater China Fund held an equity security classified as Level 3 that was suspended from trading.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers between Levels 2 and 3 related to securities which have significant unobservable inputs, as they trade infrequently or not at all.

Transfers into and out of each level of the fair value hierarchy for the year ended December 31, 2012 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS International Growth Fund
Common Stocks	$62,176	$—	$—	$(62,176)	$—	$—

RS Emerging Markets Fund
Common Stocks	83,323,534	—	—	(83,323,534)	—	—

RS Global Growth Fund
Common Stocks	—	(3,033,672)	3,033,672	—	—	—

RS Greater China Fund
Common Stocks	—	—	—	(341,737)	341,737	—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

62	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2012, the Funds did not incur any such interest or penalties. RS International Growth Fund and RS Emerging Markets Fund are not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008. RS Global Growth Fund and RS Greater China Fund, which began operations during the tax year 2011, are subject to U.S. federal and state authority examination since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the

www.RSinvestments.com	63

NOTES TO FINANCIAL STATEMENTS

exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

j. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

64	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Growth Fund	0.80%
RS Emerging Markets Fund	1.00%
RS Global Growth Fund	0.80%
RS Greater China Fund	1.10%

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”). GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Funds subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fees and sub-sub-investment advisory fees does not represent separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class B*	Class C	Class K	Class Y
RS International Growth Fund	1.40%	2.97%	2.65%	1.96%	1.15%
RS Emerging Markets Fund	1.65%	2.52%	2.45%	1.96%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

www.RSinvestments.com	65

NOTES TO FINANCIAL STATEMENTS

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS Global Growth Fund, Class A	1.40%
RS Greater China Fund, Class A	1.75%

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2012, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS International Growth Fund	Class A	0.25%	$84,598
	Class B*	1.00%	651
	Class C	1.00%	21,387
	Class K	0.65%	27,567
	Class Y	0.00%	—

66	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Fund		Annual Rate	Distribution Fees
RS Emerging Markets Fund	Class A	0.25%	$2,202,329
	Class B*	1.00%	5,928
	Class C	1.00%	598,635
	Class K	0.65%	246,291
	Class Y	0.00%	—
RS Global Growth Fund	Class A	0.25%	24,299
	Class C	1.00%	38,705
	Class K	0.65%	24,968
	Class Y	0.00%	—
RS Greater China Fund	Class A	0.25%	19,825
	Class C	1.00%	33,804
	Class K	0.65%	21,969
	Class Y	0.00%	—
*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2012, PAS informed the Trust it received $2,419,172 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2012, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Growth Fund	$12,657
RS Emerging Markets Fund	3,032
RS Global Growth Fund	590
RS Greater China Fund	684

www.RSinvestments.com	67

NOTES TO FINANCIAL STATEMENTS

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2012, GIS received CDSL charges as follows:

Fund	CDSL
RS International Growth Fund	$1,085
RS Emerging Markets Fund	3,925
RS Global Growth Fund	55
RS Greater China Fund	—

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011, was as follows:

Fund	Ordinary Income
	2012	2011
RS International Growth Fund	$7,528,934	$1,278,945
RS Emerging Markets Fund	5,507,553	—
RS Global Growth Fund	311,461	—
RS Greater China Fund	191,329	123,419

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
RS International Growth Fund	$—	$(114,891)	$114,891
RS Emerging Markets Fund	(1,800,175)	1,838,190	(38,015)
RS Global Growth Fund	—	(15,485)	15,485
RS Greater China Fund	(849)	(808)	1,657

68	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Fund	Undistributed Ordinary Income
RS International Growth Fund	$8,905
RS Global Growth Fund	41,741

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS International Growth Fund	$1,915,386

See the chart below for capital loss carryovers available to the Funds at December 31, 2012.

	Expiring
Fund	2017	2018	No Expiration*	Total
RS International Growth Fund	$1,519,411	$—	$—	$1,519,411
RS Emerging Markets Fund	26,726,940	—	35,143,886	61,870,826
RS Global Growth Fund	—	—	972,488	972,488
RS Greater China Fund	—	—	1,548,199	1,548,199

*	For tax years beginning 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Growth Fund	$—
RS Emerging Markets Fund	(7,116,285)
RS Global Growth Fund	254,630
RS Greater China Fund	124,967

www.RSinvestments.com	69

NOTES TO FINANCIAL STATEMENTS

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2012, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Growth Fund	$828,036,242	$82,731,597	$120,097,540	$(37,365,943)
RS Emerging Markets Fund	1,153,855,790	269,786,913	311,164,251	(41,377,338)
RS Global Growth Fund	27,123,170	2,395,542	3,786,820	(1,391,278)
RS Greater China Fund	24,495,030	(744,235)	1,901,037	(2,645,272)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS International Growth Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	713,534	$11,901,804	600,167	$10,352,292
Shares from conversion of Class B shares*	28,745	497,621	—	—
Shares reinvested	8,159	144,013	450	6,741
Shares redeemed	(800,300)	(13,686,984)	(500,075)	(8,460,627)

Net increase/(decrease)	(49,862)	$(1,143,546)	100,542	$1,898,406

Class B
Shares sold	264	$3,627	6,917	$108,565
Shares converted to Class A shares*	(32,983)	(497,621)	—	—
Shares reinvested	—	—	9	121
Shares redeemed	(2,934)	(42,728)	(13,298)	(207,225)

Net decrease	(35,653)	$(536,722)	(6,372)	$(98,539)

70	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

RS International Growth Fund — continued

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class C
Shares sold	67,702	$999,006	67,411	$1,004,229
Shares reinvested	285	4,413	27	355
Shares redeemed	(36,032)	(534,207)	(591,023)	(8,316,680)

Net increase/(decrease)	31,955	$469,212	(523,585)	$(7,312,096)

Class K
Shares sold	54,131	$879,381	93,691	$1,607,688
Shares reinvested	430	7,370	73	1,068
Shares redeemed	(87,895)	(1,432,371)	(809,717)	(12,690,251)

Net decrease	(33,334)	$(545,620)	(715,953)	$(11,081,495)

Class Y
Shares sold	25,006,476	$421,169,375	29,917,320	$481,355,265
Shares reinvested	217,175	3,824,446	54,489	814,609
Shares redeemed	(6,626,006)	(111,395,928)	(1,731,095)	(27,584,738)

Net increase	18,597,645	$313,597,893	28,240,714	$454,585,136

RS Emerging Markets Fund

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,732,333	$203,354,559	11,803,023	$287,515,137
Shares from conversion of Class B shares*	191,549	4,800,037	—	—
Shares reinvested	73,151	1,718,303	—	—
Shares redeemed	(30,131,596)	(713,581,570)	(20,450,866)	(497,118,022)

Net decrease	(21,134,563)	$(503,708,671)	(8,647,843)	$(209,602,885)

Class B
Shares sold	49	$920	3,852	$79,253
Shares converted to Class A shares*	(229,366)	(4,800,037)	—	—
Shares redeemed	(9,186)	(178,990)	(67,406)	(1,342,669)

Net decrease	(238,503)	$(4,978,107)	(63,554)	$(1,263,416)

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.

www.RSinvestments.com	71

NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Emerging Markets Fund — continued

	For the Year Ended 12/31/12		For the Year Ended 12/31/11
	Shares	Amount	Shares	Amount
Class C
Shares sold	26,159	$518,430	23,764	$494,684
Shares redeemed	(911,839)	(17,574,242)	(1,119,772)	(22,598,047)

Net decrease	(885,680)	$(17,055,812)	(1,096,008)	$(22,103,363)

Class K
Shares sold	378,244	$8,479,295	548,626	$12,551,466
Shares redeemed	(594,399)	(13,315,981)	(572,815)	(13,269,559)

Net decrease	(216,155)	$(4,836,686)	(24,189)	$(718,093)

Class Y
Shares sold	16,239,065	$387,875,064	13,724,412	$329,922,955
Shares reinvested	137,361	3,232,129	—	—
Shares redeemed	(10,068,997)	(233,311,742)	(11,242,404)	(259,623,057)

Net increase	6,307,429	$157,795,451	2,482,008	$70,299,898

RS Global Growth Fund

	For the Year Ended 12/31/12		For the Period Ended 12/31/11*
	Shares	Amount	Shares	Amount
Class A
Shares sold	77,978	$761,245	1,277,211	$12,210,895
Shares reinvested	8,363	84,883	—	—
Shares redeemed	(430,147)	(4,075,944)	(2,125)	(18,558)

Net increase/(decrease)	(343,806)	$(3,229,816)	1,275,086	$12,192,337

Class C
Shares sold	7,750	$74,285	401,397	$4,012,101
Shares reinvested	2,042	20,586	—	—
Shares redeemed	(1,773)	(17,154)	(10)	(99)

Net increase	8,019	$77,717	401,387	$4,012,002

Class K
Shares sold	266	$2,563	400,000	$4,000,001
Shares reinvested	3,559	35,984	—	—

Net increase	3,825	$38,547	400,000	$4,000,001

Class Y
Shares sold	284,585	$2,755,000	856,562	$8,560,616
Shares reinvested	16,638	169,034	—	—
Shares redeemed	(14,302)	(146,064)	(3,405)	(31,124)

Net increase	286,921	$2,777,970	853,157	$8,529,492

*	Inception date was May 16, 2011.

72	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

RS Greater China Fund

	For the Year Ended 12/31/12		For the Period Ended 12/31/11*
	Shares	Amount	Shares	Amount
Class A
Shares sold	115,345	$1,023,077	896,891	$8,913,328
Shares reinvested	7,792	68,883	6,876	50,265
Shares redeemed	(88,231)	(703,512)	(107)	(780)

Net increase	34,906	$388,448	903,660	$8,962,813

Class C
Shares sold	1,325	$11,348	402,011	$4,019,161
Shares reinvested	1,500	13,262	—	—
Shares redeemed	(241)	(2,000)	—	—

Net increase	2,584	$22,610	402,011	$4,019,161

Class K
Shares sold	—	$—	400,000	$4,000,001
Shares reinvested	2,308	20,426	1,301	9,520

Net increase	2,308	$20,426	401,301	$4,009,521

Class Y
Shares sold	180,535	$1,506,756	876,824	$8,755,009
Shares reinvested	10,026	88,628	8,716	63,627
Shares redeemed	(176,940)	(1,460,396)	(21,594)	(171,996)

Net increase	13,621	$134,988	863,946	$8,646,640

*	Inception date was May 16, 2011.

b. Shareholder Concentration As of December 31, 2012, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS International Growth Fund	4	40.02%
RS Emerging Markets Fund	3	46.86%
RS Global Growth Fund	2	97.08%
RS Greater China Fund	1	96.72%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2012, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Growth Fund	$467,273,527	$134,963,690
RS Emerging Markets Fund	831,393,044	1,205,834,573
RS Global Growth Fund	7,425,383	7,725,083
RS Greater China Fund	5,613,890	4,942,126

www.RSinvestments.com	73

NOTES TO FINANCIAL STATEMENTS

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry, Sector or Regional Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in a regionally concentrated mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to a broader geographical area. The political and economic conditions and changes in regulatory, tax or economic policy in a concentrated region could significantly affect the market in that region and in surrounding areas.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

74	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2012, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 12/31/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS International Growth Fund	$—	$2,712,567	7	1.40%
RS Emerging Markets Fund	—	7,124,711	14	1.43%
RS Global Growth Fund	—	2,437,745	7	1.42%
RS Greater China Fund	—	416,404	3	1.41%
*	For the year ended December 31, 2012, based on the number of days borrowings were outstanding.

Note 7 Regulatory Settlements

During the year ended December 31, 2011, RS International Growth Fund received payments relating to certain regulatory settlements which were distributed at the direction of the Securities and Exchange Commission. The payment was as follows:

Fund	Amount
RS International Growth Fund	$1,456,522

The payment is included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and resulted in a more than $0.01 per share net asset value impact as well as a more than 0.01% performance impact to the total return for the year ended December 31, 2011. Such amounts are included in the accompanying Financial Highlights.

Note 8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 9. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

www.RSinvestments.com	75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS International Growth Fund

RS Emerging Markets Fund

RS Global Growth Fund

RS Greater China Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund (four of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years or periods in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

76	www.RSinvestments.com

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2012 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS International Growth Fund	100%
RS Emerging Markets Fund	100%
RS Global Growth Fund	100%
RS Greater China Fund	100%

Dividend Received Deduction:

RS International Growth Fund	0%
RS Emerging Markets Fund	0%
RS Global Growth Fund	0%
RS Greater China Fund	0%

The Funds have elected to pass through to their shareholders foreign tax credits for the year ended December 31, 2012 as follows:

Foreign Tax Credit:

RS International Growth Fund	$911,948
RS Emerging Markets Fund	3,200,386
RS Global Growth Fund	34,590
RS Greater China Fund	41,069

www.RSinvestments.com	77

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

78	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the

www.RSinvestments.com	79

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

80	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS

www.RSinvestments.com	81

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•

RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

82	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

www.RSinvestments.com	83

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	34	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987–May 2010).	34	None
Kenneth R. Fitzsimmons Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee	Since August 2006	Attorney; Chair, Board of Trustees of the Trust (November 2007– September 2012); Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee, Chair of the Board	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	34	None

84	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	34	None
Matthew H. Scanlan,*** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009– December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	34	None
Glen M. Wong, December 1961	Treasurer and Principal Financial and Accounting Officer	Since July 2012	Fund Controller, RS Investments since July 2009; Principal, Provider Management Group, Barclays Global Investors (July 2006–March 2009).	N/A	N/A
Margherita L. DiManni, February 1963	Vice President, Secretary, and Chief Legal Officer	Vice President, Secretary, and Chief Legal Officer since April 2012	General Counsel, RS Investments since March 2012; Vice President and Corporate Initiatives Counsel, The Guardian Life Insurance Company of America (joined 1998).	N/A	N/A

www.RSinvestments.com	85

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address+, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served++	Principal Occupation(s) During Past 5 Years+++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Principal Officers (continued)
John J. Sanders Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	c/o RS Investments, 388 Market Street, 17th floor, San Francisco, CA 94111.

++	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

+++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

*	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

86	www.RSinvestments.com

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015099 (12/12)

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2012.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2011	$845,144	$—	$204,961	$—
December 31, 2012	$868,581	$—	$209,605	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees *	All Other Fees *
December 31, 2011	$—	$7,800	$210,460
December 31, 2012	$—	$—	$216,300

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $315,191 for 2011 and $562,805 for 2012.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 6, 2013

By (Signature and Title)*	/s/ Glen M. Wong
Glen M. Wong, Treasurer
(Principal Financial Officer)

Date: March 6, 2013